UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2012

Columbia Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	41
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustees and Officers	50
Board Consideration and Approval of Advisory Agreement	53
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Intermediate Municipal Bond Fund (the Fund) Class A shares returned 7.88% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund outperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 7.68% for the same time period.

>  A longer-than-benchmark duration over most of the 12 months helped the Fund capture the strong performance of longer-maturity securities. Relative results also received a boost from the greater-than-benchmark exposure to A and BBB rated credits.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/25/02
Excluding sales charges		7.88	5.19	4.15
Including sales charges		4.42	4.50	3.65
Class B*	11/25/02
Excluding sales charges		7.17	4.50	3.48
Including sales charges		4.17	4.50	3.48
Class C*	11/25/02
Excluding sales charges		7.66	4.97	3.94
Including sales charges		6.66	4.97	3.94
Class T	06/26/00
Excluding sales charges		7.93	5.24	4.21
Including sales charges		2.77	4.22	3.70
Class Z	06/14/93	8.07	5.40	4.36
Barclays 3-15 Year Blend Municipal Bond Index		7.68	6.11	5.05

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2012
3

Columbia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 7.88% excluding sales charges. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index returned 7.68% for the same time period. In a solid year for municipal bond performance, the Fund outpaced its Barclays benchmark, helped by its maturity positioning and greater exposure to credit-sensitive investments, especially A and BBB rated securities, which outperformed higher quality names. Investments in zero coupon bonds and an underweight in state general obligation securities also helped performance. Exposure to very short-maturity bonds and cash detracted from results.

Strong Demand, Declining Rates Helped Drive Municipal Market

Demand for tax-advantaged municipal bond investments remained strong over the 12-month period, with investors pouring new money into the market. While the supply of new issuance was steady, opportunities to invest were limited because many newer securities carried lower yields and shorter maturities than older bonds as municipal issuers took advantage of falling interest rates to refinance debt at lower interest rates. This worked against investors in older, higher-yielding securities that were called back by issuers. Newer investment opportunities offered lower yields.

Municipal revenues, in general, grew over the period, although total revenues remained below the 2008 peak. Most state general obligation bonds maintained their credit ratings, but some were downgraded by major ratings services, mainly because of under-funded pension liabilities. From a quality perspective, lower-rated, higher-yielding municipal bonds outperformed higher-rated counterparts.

Emphasis on Lower-Rated, Investment-Grade Debt Aided Performance

The Fund was well positioned to take advantage of the outperformance by credit-sensitive municipal bonds, with an average of about 20% more assets than the Index, invested in A and BBB rated debt that outpaced higher-rated securities. A small exposure to non-rated securities also helped. Moreover, the Fund was structured with a relatively large position in bonds with longer call protection, which served to help protect the income stream against issuers calling back their bonds. In addition, the Fund had almost 5% of net assets invested in outperforming zero coupon bonds, which were mostly non-callable and had longer durations than most coupon bonds. (Duration is a measure of interest rate sensitivity.) The Fund was underweight relative to the index in state general obligation bonds, which proved to be an advantage as the higher credit ratings of most state governments led to underperformance.

Credit Research an Advantage

Our strong emphasis on credit research proved an advantage over the 12-month period, as our expert credit staff was able to identify solid opportunities, notably in the hospital and transportation sectors. The electric revenue bonds held by the Fund outperformed index holdings in the sector, the result of good credit selection. Similarly, the Fund took advantage of opportunities in California, where highly publicized problems by some local issuers led our credit staff to identify undervalued opportunities in what we consider to be fundamentally solid names.

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Paul Fuchs joined Brian McGreevy as a Portfolio Manager of the Fund in October 2012.

Top Ten States (%) (at October 31, 2012)
New York	13.2
California	12.3
Texas	9.7
Florida	8.7
Massachusetts	5.7
New Jersey	5.4
Illinois	5.2
Pennsylvania	3.1
Rhode Island	2.8
Michigan	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

Quality Breakdown (%) (at October 31, 2012)
AAA rating	8.8
AA rating	42.5
A rating	33.1
BBB rating	11.4
Non-investment grade	1.1
Not rated	3.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At present, we continue to see value in some A and BBB rated securities that offer higher yields than the highest-rated debt. Nevertheless, the yield advantages of lower-rated securities have tightened, giving investors less of a cushion against the risk of an unanticipated credit ratings downgrade. In this environment, we believe our experienced credit research staff, which can examine the credit-worthiness of each potential investment, becomes an even more important asset.

We currently expect interest rates to remain low; and with a steep yield curve, we see opportunities to reduce exposure to very short-term bonds and pick up additional yield without a significant increase in risk. (The yield curve charts the difference in yield of similar-quality bonds from short- to long-term maturities.)

Annual Report 2012
5

Columbia Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total returns for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.20	1,021.42	3.77	3.76	0.74
Class B	1,000.00	1,000.00	1,024.80	1,018.15	7.07	7.05	1.39
Class C	1,000.00	1,000.00	1,027.20	1,020.41	4.79	4.77	0.94
Class T	1,000.00	1,000.00	1,028.40	1,021.67	3.52	3.51	0.69
Class Z	1,000.00	1,000.00	1,029.20	1,022.42	2.75	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.5%
Alabama 21st Century Authority Revenue Bonds Series 2012A 06/01/19	5.000%	1,750,000	2,101,715
Alabama Public School & College Authority Refunding Revenue Bonds Series 2009A 05/01/19	5.000%	10,000,000	12,329,800
Total			14,431,515
Alaska 1.2%
City of Valdez Refunding Revenue Bonds BP Pipelines Project Series 2003B 01/01/21	5.000%	19,460,000	23,576,958
BP Pipelines, Inc. Project Series 2001 01/01/18	5.000%	8,000,000	9,378,160
Total			32,955,118
Arizona 1.6%
Arizona School Facilities Board Certificate of Participation Series 2008 09/01/15	5.500%	7,500,000	8,486,925
City of Tucson Unlimited General Obligation Refunding Bonds Series 1998 07/01/18	5.500%	4,760,000	5,870,746
Maricopa County High School District No. 210-Phoenix Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC) 07/01/15	5.000%	6,300,000	7,028,595
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A 07/01/18	5.000%	3,500,000	4,004,175
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Arizona Public Service Co. Series 2009D(a) 05/01/29	6.000%	10,000,000	10,656,800
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A 01/01/22	5.000%	1,000,000	1,199,530

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM) 10/01/18	5.000%	5,000,000	5,918,000
Total			43,164,771
Arkansas 0.2%
County of Independence Refunding Revenue Bonds Entergy Mississippi, Inc. Project Series 1999 (AMBAC) 07/01/22	4.900%	4,600,000	4,740,576
California 11.8%
California Health Facilities Financing Authority Revenue Bonds St. Joseph Health System Series 2009B 07/01/18	5.000%	10,445,000	12,405,004
California Health Facilities Financing Authority(a) Revenue Bonds Catholic Healthcare West Series 2009F 07/01/27	5.000%	3,000,000	3,184,950
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/23	5.625%	3,000,000	3,313,530
California State Department of Water Resources Revenue Bonds Power Supply Series 2008H 05/01/21	5.000%	5,000,000	6,024,100
California State Public Works Board Refunding Revenue Bonds Department of Corrections and Rehab Series 2006F (NPFGC/FGIC) 11/01/18	5.250%	4,000,000	4,826,120
Various Capital Projects Series 2012G 11/01/28	5.000%	5,510,000	6,262,115
Revenue Bonds Department of Corrections Series 2003C 06/01/18	5.500%	1,500,000	1,585,140
Department of Mental Health Coalinga Series 2004A-A 06/01/19	5.500%	2,000,000	2,139,400
Various Capital Projects Series 2011A 10/01/22	5.250%	3,395,000	4,093,317
Series 2012A 04/01/28	5.000%	10,000,000	11,297,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State University Revenue Bonds Systemwide Series 2008A (AGM) 11/01/22	5.000%	5,000,000	5,785,050
California Statewide Communities Development Authority Revenue Bonds Proposition 1A Receivables Program Series 2009 06/15/13	5.000%	12,500,000	12,867,250
City of Fresno Sewer System Revenue Bonds Series 1993A-1 (AMBAC) 09/01/19	5.250%	5,000,000	5,806,850
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	10,435,000	11,746,471
County of Sacramento Airport System Revenue Bonds Series 2009B 07/01/24	5.000%	1,000,000	1,125,670
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 2005 Series 2007E (AGM) 07/01/20	5.000%	6,230,000	7,318,755
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(b) 08/01/24	0.000%	5,000,000	2,820,200
Monrovia Unified School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/21	5.250%	5,600,000	6,837,880
Oakland Unified School District Unlimited General Obligation Bonds Election of 2006 Series 2009A 08/01/29	6.125%	14,500,000	16,573,065
Orange County Public Financing Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/16	5.000%	10,000,000	11,457,900
Oxnard Financing Authority Revenue Bonds Redwood Trunk Sewer & Headworks Series 2004A (NPFGC/FGIC) 06/01/29	5.000%	3,795,000	3,905,472

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC) 05/01/29	5.500%	3,000,000	3,237,690
Rancho Santiago Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM)(b) 09/01/31	0.000%	28,000,000	11,679,080
Sacramento Municipal Utility District Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/14	5.250%	6,680,000	7,054,280
Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/29	5.125%	7,035,000	7,492,205
San Francisco City & County Airports Commission Revenue Bonds Series 2010A 05/01/29	4.900%	5,000,000	5,713,800
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(b) 01/01/25	0.000%	22,405,000	16,780,673
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2005 Series 2006A (NPFGC)(b) 09/01/20	0.000%	9,310,000	7,606,270
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A 11/01/22	5.250%	2,500,000	2,768,875
Windy Point/Flats Project 1 Series 2010 07/01/28	5.000%	10,000,000	11,850,000
Windy Point/Windy Flats Project Series 2010-1 07/01/30	5.000%	15,875,000	18,806,954
State of California Unlimited General Obligation Bonds Series 2002 (AMBAC) 02/01/18	6.000%	5,000,000	6,225,600
Series 2004A (NPFGC) 07/01/15	5.000%	5,000,000	5,390,850
Various Purpose Series 2009 04/01/22	5.250%	1,000,000	1,199,300
10/01/22	5.250%	25,000,000	29,752,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010 03/01/25	5.000%	1,000,000	1,157,960
Series 2011 10/01/19	5.000%	12,000,000	14,714,040
Unlimited General Obligation Refunding Bonds Series 2005 03/01/17	5.000%	10,000,000	11,370,700
Series 2009A 07/01/20	5.000%	12,500,000	15,305,625
07/01/21	5.250%	1,000,000	1,234,540
West Contra Costa Unified School District Unlimited General Obligation Bonds Series 2005 (NPFGC/FGIC)(b) 08/01/20	0.000%	7,285,000	5,624,530
Total			326,340,461
Colorado 1.8%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	375,000	362,479
Colorado Department of Transportation Refunding Revenue Bonds Transportation RAN Series 2002B (NPFGC) 06/15/14	5.500%	3,000,000	3,248,790
06/15/15	5.500%	1,000,000	1,130,440
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/27	5.000%	2,500,000	2,692,950
Revenue Bonds Covenant Retirement Communities, Inc. Series 2005 12/01/18	5.000%	1,000,000	1,064,730
Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	535,415
Colorado Health Facilities Authority(a) Revenue Bonds Catholic Health Initiatives Series 2008D-3 10/01/38	5.500%	5,000,000	5,708,500
County of Adams Refunding Revenue Bonds Public Service Co. of Colorado Project Series 2005A (NPFGC) 09/01/17	4.375%	11,550,000	12,409,666
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC)(b) 09/01/18	0.000%	1,500,000	1,236,915

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA) 12/15/15	5.000%	365,000	370,453
12/15/17	5.000%	350,000	354,858
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/14	5.500%	555,000	565,745
Northwest Parkway Public Highway Authority Prerefunded 06/15/16 Revenue Bonds Capital Appreciation Series 2001C (AMBAC) 06/15/21	5.700%	4,000,000	4,728,560
Regional Transportation District Certificate of Participation Series 2010A 06/01/25	5.000%	10,000,000	11,374,600
University of Colorado Hospital Authority Revenue Bonds Series 2012-A 11/15/27	5.000%	3,500,000	4,044,145
Total			49,828,246
Connecticut 1.4%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2012B 08/15/18	4.000%	8,340,000	9,264,405
08/15/19	4.000%	5,680,000	6,300,199
City of West Haven Unlimited General Obligation Bonds Series 2012 (AGM) 08/01/18	4.000%	2,080,000	2,248,210
08/01/19	4.000%	2,000,000	2,166,040
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	3,615,000	3,933,662
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University Series 2012L 11/01/23	4.000%	4,000,000	4,544,360
Revenue Bonds Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	1,000,000	1,214,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	7,233,000	8,264,209
Total			37,935,825
District of Columbia 1.1%
District of Columbia Water & Sewer Authority Revenue Bonds Series 2009A 10/01/24	5.000%	1,000,000	1,192,050
Metropolitan Washington Airports Authority Revenue Bonds Series 2009C 10/01/25	5.250%	8,920,000	10,459,681
Metropolitan Washington Airports Authority(b) Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM) 10/01/24	0.000%	20,980,000	12,606,882
10/01/25	0.000%	7,500,000	4,246,500
10/01/26	0.000%	5,000,000	2,691,600
Total			31,196,713
Florida 8.3%
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(c) 07/15/32	7.000%	1,910,000	859,290
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/20	5.000%	10,000,000	11,647,600
06/01/21	5.000%	16,965,000	19,913,008
City of Cocoa Water & Sewer Refunding Revenue Bonds Series 2003 (AMBAC) 10/01/19	5.500%	1,000,000	1,250,850
City of Hollywood Water & Sewer Improvement Refunding Revenue Bonds Series 2003 (AGM) 10/01/17	5.000%	1,070,000	1,112,693
City of Jacksonville Revenue Bonds Better Jacksonville Series 2003 (NPFGC) 10/01/19	5.250%	1,080,000	1,129,108

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Accident Investor Series 2008(d) 01/01/19	5.875%	1,875,000	2,075,044
City of Tallahassee Refunding Revenue Bonds Series 2001 (NPFGC/FGIC) 10/01/14	5.500%	1,330,000	1,453,198
10/01/17	5.500%	1,900,000	2,300,045
10/01/18	5.500%	1,000,000	1,241,650
City of Tampa Revenue Bonds Health System Catholic Health East Series 1998A (NPFGC) 11/15/13	5.500%	6,080,000	6,371,293
11/15/14	5.500%	6,000,000	6,497,160
County of Broward Refunding Revenue Bonds Civic Arena Project Series 2006A (AMBAC) 09/01/18	5.000%	2,500,000	2,811,700
County of Escambia Refunding Revenue Bonds Series 2003A 04/01/15	4.700%	500,000	540,000
County of Miami-Dade Aviation Revenue Bonds Miami International Airport Series 2010A 10/01/25	5.500%	6,000,000	7,132,440
County of Miami-Dade Water & Sewer System Refunding Revenue Bonds System Series 2008B (AGM) 10/01/21	5.250%	20,000,000	25,200,200
County of Miami-Dade Revenue Bonds Series 2004 (NPFGC) 04/01/24	5.000%	2,445,000	2,667,935
Transit System Sales Surtax Series 2006 (XLCA) 07/01/19	5.000%	5,040,000	5,760,418
County of Osceola Improvement Refunding Revenue Bonds Osceola Parkway Project Series 2004 (NPFGC) 04/01/18	5.000%	1,000,000	1,060,690
County of Palm Beach Prerefunded 08/01/14 Refunding Revenue Bonds Series 2004 08/01/17	5.000%	1,000,000	1,081,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Flagler County School District Certificate of Participation Series 2005A (AGM) 08/01/18	5.000%	2,320,000	2,561,744
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds Series 2008A 07/01/14	5.000%	15,000,000	16,100,700
Florida Municipal Loan Council Revenue Bonds Series 2005A (NPFGC) 02/01/19	5.000%	1,015,000	1,090,760
Florida State Department of General Services Refunding Revenue Bonds Florida Facilities Pool Series 2005A (AMBAC) 09/01/21	5.000%	3,000,000	3,395,820
Hillsborough County Industrial Development Authority Revenue Bonds Tampa Electric Series 2007 05/15/18	5.650%	3,425,000	4,109,041
Hillsborough County Industrial Development Authority(a) Revenue Bonds Tampa Electric Series 2007B 09/01/25	5.150%	2,000,000	2,070,100
Hillsborough County School Board Certificate of Participation Master Lease Program Series 1998A (NPFGC) 07/01/14	5.500%	2,000,000	2,140,260
Kissimmee Utility Authority Improvement Refunding Revenue Bonds Series 2003 (AGM) 10/01/15	5.250%	2,235,000	2,329,272
Lake County School Board Certificate of Participation Series 2006C (AMBAC) 06/01/18	5.250%	1,500,000	1,758,915
Lee County Industrial Development Authority Refunding Revenue Bonds Shell Point/Alliance Community Project Series 2007 11/15/22	5.000%	7,650,000	7,942,000
Oakmont Grove Community Development District Special Assessment Bonds Series 2007B(c)(e) 09/28/12	5.250%	2,000,000	20

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County Health Facilities Authority Revenue Bonds Series 1996A Escrowed to Maturity (NPFGC) 10/01/16	6.250%	4,705,000	5,453,001
Unrefunded Revenue Bonds Series 1996A (NPFGC) 10/01/16	6.250%	1,700,000	1,884,433
Orange County School Board Certificate of Participation Series 2005A (NPFGC) 08/01/18	5.000%	1,000,000	1,119,850
Series 2012B 08/01/26	5.000%	6,400,000	7,554,432
Orlando Utilities Commission Refunding Revenue Bonds Subordinated Series 1989D Escrowed to Maturity 10/01/17	6.750%	1,365,000	1,598,647
Revenue Bonds Series 2005B 10/01/24	5.000%	3,000,000	3,359,040
Reedy Creek Improvement District Limited General Obligation Bonds Series 2004A (NPFGC) 06/01/17	5.000%	1,000,000	1,050,230
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/27	5.500%	4,000,000	4,261,960
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(d)(g) 10/01/22	5.750%	9,530,000	10,434,206
St. Johns River Power Park Refunding Revenue Bonds Issue 2 Series 2005-21 (NPFGC) 10/01/19	5.000%	1,000,000	1,104,830
State of Florida Refunding Revenue Bonds Environmental Protection-Preservation 2000 Series 1998A (AGM) 07/01/13	6.000%	10,000,000	10,377,900
Unlimited General Obligation Refunding Bonds Public Education Series 2005C 06/01/13	5.000%	11,830,000	12,159,229
Series 2005B 01/01/14	5.000%	17,395,000	18,340,070
Sterling Hill Community Development District Special Assessment Bonds Series 2003B(c)(e) 11/01/10	5.500%	150,000	105,018

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tampa Bay Water Improvement Refunding Revenue Bonds Series 2005 (NPFGC/FGIC) 10/01/19	5.500%	1,500,000	1,901,235
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/15	5.750%	1,585,000	1,650,508
10/01/20	5.750%	1,000,000	1,111,330
Village Center Community Development District Revenue Bonds Subordinated Series 2003B 01/01/18	6.350%	1,000,000	1,016,390
Total			230,087,103
Georgia 2.2%
City of Atlanta Water & Wasterwater Revenue Bonds Series 1999A (NPFGC/FGIC) 11/01/18	5.500%	15,305,000	18,993,505
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/30	6.000%	5,000,000	5,951,550
Gwinnett County Water & Sewerage Authority Revenue Bonds Series 2008 08/01/19	5.000%	1,000,000	1,220,980
State of Georgia Unlimited General Obligation Bonds Series 2007G 12/01/17	5.000%	500,000	607,135
Series 2012A 07/01/31	4.000%	29,765,000	33,359,719
Total			60,132,889
Hawaii 0.5%
State of Hawaii Unlimited General Obligation Bonds Series 2008DK 05/01/22	5.000%	10,750,000	12,731,225
Illinois 5.0%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Dedicated Revenues Series 2005B (AMBAC) 12/01/21	5.000%	5,825,000	6,380,472
Series 2005A (AMBAC) 12/01/22	5.500%	5,000,000	6,222,200

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Transit Authority Revenue Bonds Federal Transit Administration Section 5309 Series 2008A 06/01/16	5.000%	2,500,000	2,808,625
Series 2011 12/01/29	5.250%	4,000,000	4,700,120
City of Chicago O'Hare International Airport Refunding Revenue Bonds General Airport 3rd Lien Series 2005B (NPFGC) 01/01/17	5.250%	10,000,000	11,685,500
Passenger Facility Charge Series 2012A 01/01/28	5.000%	2,590,000	2,951,124
01/01/29	5.000%	2,500,000	2,837,950
01/01/30	5.000%	3,000,000	3,413,160
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC/FGIC) 01/01/18	5.250%	7,540,000	8,866,588
Revenue Bonds Asphalt Operating Services- Recovery Zone Facility Series 2010 12/01/18	6.125%	3,930,000	4,215,632
County of Cook Unlimited General Obligation Refunding Bonds Series 2010A 11/15/22	5.250%	12,000,000	14,363,280
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A 10/01/17	5.375%	1,000,000	1,165,560
10/01/18	5.375%	2,000,000	2,377,300
Revenue Bonds OSF Healthcare System Series 2012A 05/15/24	4.500%	10,350,000	11,399,386
Illinois State Toll Highway Authority Revenue Bonds Senior Priority Series 2006A-1 (AGM) 01/01/18	5.000%	2,000,000	2,299,920
Kendall & Kane Counties Community Unit School District No. 115(b) Unlimited General Obligation Bonds Capital Appreciation Series 2002 Escrowed to Maturity (FGIC) 01/01/17	0.000%	600,000	575,094
Unrefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 (NPFGC/FGIC) 01/01/17	0.000%	3,050,000	2,769,369

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/19	5.000%	5,000,000	5,785,900
06/01/21	5.250%	12,000,000	14,139,120
State of Illinois Revenue Bonds 2nd Series 2002 (NPFGC/FGIC) 06/15/15	5.500%	1,000,000	1,127,920
Unlimited General Obligation Bonds Series 2004 (AMBAC) 11/01/18	5.000%	10,650,000	11,491,776
Series 2005 (AGM) 09/01/17	5.000%	5,000,000	5,475,750
Unlimited General Obligation Refunding Bonds Series 2012 08/01/24	5.000%	6,000,000	6,772,980
State of Illinois(b) Revenue Bonds Capital Appreciation-Civic Center Series 1990B (AMBAC) 12/15/17	0.000%	5,540,000	4,803,402
Total			138,628,128
Indiana 1.3%
Indiana Finance Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/24	5.000%	1,000,000	1,108,840
Indiana Power & Light Co. Series 2009B 01/01/16	4.900%	11,000,000	12,059,080
Revenue Bonds 1st Lien-CWA Authority Series 2011A 10/01/25	5.250%	1,750,000	2,119,635
2nd Lien-CWA Authority Series 2011B 10/01/23	5.250%	7,035,000	8,497,576
Indiana Health & Educational Facilities Financing Authority Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/25	5.250%	10,640,000	11,113,693
Indiana Toll Road Commission Revenue Bonds Series 1980 Escrowed to Maturity 01/01/15	9.000%	1,470,000	1,620,234
Total			36,519,058

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa 0.2%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/17	5.000%	730,000	811,227
Iowa Finance Authority Refunding Revenue Bonds Development-Care Initiatives Project Series 2006A 07/01/18	5.250%	2,695,000	2,941,862
Revenue Bonds Iowa State Revolving Fund Series 2008 08/01/20	5.250%	500,000	618,995
Total			4,372,084
Kansas 1.0%
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	6,000,000	6,107,040
County of Labette Revenue Bonds Capital Accumulator Bonds Series 1982 Escrowed to Maturity(b) 12/01/14	0.000%	2,175,000	2,149,509
Kansas State Department of Transportation Revenue Bonds Series 2004A 03/01/18	5.500%	11,775,000	14,657,991
Kansas Turnpike Authority Revenue Bonds Series 2002 (AGM) 09/01/16	5.250%	1,230,000	1,446,566
Wyandotte County-Kansas City Unified Government Refunding Revenue Bonds Sales Tax-2nd Lien-Area B Series 2005 12/01/20	5.000%	2,805,000	2,815,351
Total			27,176,457
Kentucky 0.7%
Louisville & Jefferson County Metropolitan Sewer District Revenue Bonds Series 2009A 05/15/21	5.000%	7,445,000	8,902,508
05/15/22	5.000%	7,825,000	9,269,338
Total			18,171,846

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 0.9%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capital Series 2010A 05/01/20	5.000%	4,290,000	5,220,072
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/16	5.000%	500,000	557,870
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/25	6.000%	4,250,000	4,857,283
Parish of Morehouse Refunding Revenue Bonds International Paper Co. Project Series 2001A 11/15/13	5.250%	8,525,000	8,896,178
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(a) 12/01/40	4.000%	5,495,000	6,031,257
Total			25,562,660
Maryland 0.1%
Maryland State Department of Transportation Revenue Bonds Series 2002 02/01/15	5.500%	3,750,000	4,182,863
Massachusetts 5.5%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002C (NPFGC/FGIC) 11/01/14	5.500%	2,000,000	2,203,540
Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	6,500,000	8,142,810
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	6,125,300
Revenue Bonds Consolidated Loan Series 2005A (AGM) 06/01/16	5.500%	13,615,000	15,968,489
Unlimited General Obligation Bonds Consolidated Loan Series 1998C 08/01/17	5.250%	1,775,000	2,142,425

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2004C (AGM) 12/01/16	5.500%	10,000,000	11,963,800
Commonwealth of Massachusetts(a) Limited General Obligation Refunding Bonds Series 2007A 11/01/25	0.848%	10,000,000	9,271,100
Unlimited General Obligation Bonds Series 2010A 02/01/14	0.740%	2,000,000	2,000,740
Massachusetts Bay Transportation Authority Revenue Bonds General Transportation Series 1991 Escrowed to Maturity (NPFGC) 03/01/21	7.000%	2,425,000	2,767,046
Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	2,860,000	3,785,353
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	695,000	725,719
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-1 06/01/24	5.500%	2,670,000	3,476,153
Caregroup Series 2008E-2 07/01/20	5.375%	9,720,000	11,378,135
07/01/22	5.375%	13,345,000	15,356,359
Harvard University Series 2009A 11/15/19	5.250%	1,000,000	1,250,290
Massachusetts Institute of Technology Series 2009O 07/01/26	5.000%	500,000	595,915
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	8,500,000	9,946,870
Revenue Bonds Series 2010A 07/01/25	5.000%	1,500,000	1,808,865
Massachusetts School Building Authority Refunding Revenue Bonds Senior Series 2012A 08/15/26	5.000%	16,000,000	19,782,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/17	5.250%	2,920,000	3,549,026
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/19	6.000%	2,500,000	3,284,975
State Revolving Fund Series 2009-14 08/01/24	5.000%	12,530,000	15,371,052
Total			150,896,522
Michigan 2.4%
City of Detroit Sewage Disposal System Prerefunded 07/01/13 Revenue Bonds Senior Lien Series 2003A (AGM) 07/01/14	5.000%	7,180,000	7,406,026
Refunding Revenue Bonds Senior Lien Series 2012A 07/01/26	5.250%	2,000,000	2,222,440
07/01/27	5.250%	1,500,000	1,661,715
Unrefunded Revenue Bonds Senior Lien Series 2003A (AGM) 07/01/14	5.000%	2,820,000	2,887,172
Detroit City School District Unlimited General Obligation Bonds School Building & Site Improvement Series 2002A (FGIC) (Qualified School Bond Loan Fund) 05/01/19	6.000%	2,000,000	2,459,380
Series 2003B (FGIC) (Qualified School Bond Loan Fund) 05/01/14	5.250%	6,335,000	6,493,185
Dickinson County Economic Development Corp. Refunding Revenue Bonds International Paper Company Projects Series 2004A 11/01/18	4.800%	6,750,000	7,072,582
Michigan Public Power Agency Refunding Revenue Bonds Belle River Project Series 2002A (NPFGC) 01/01/16	5.250%	1,000,000	1,131,800
Michigan State Building Authority Refunding Revenue Bonds Facilities Program Series 2003I (AGM) 10/15/14	5.250%	10,000,000	10,463,100

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Saginaw Hospital Finance Authority Refunding Revenue Bonds Covenant Medical Center Series 2004G 07/01/22	5.125%	10,000,000	10,535,700
State of Michigan Trunk Line Refunding Revenue Bonds Series 1998A 11/01/16	5.500%	2,000,000	2,369,460
Series 2005 (AGM) 11/01/17	5.250%	5,050,000	6,126,660
Revenue Bonds Series 2011 11/15/27	5.000%	1,000,000	1,194,880
11/15/28	5.000%	1,000,000	1,190,430
11/15/29	5.000%	1,205,000	1,428,082
State of Michigan Unlimited General Obligation Refunding Bonds Series 2001 12/01/15	5.500%	1,250,000	1,433,313
Total			66,075,925
Minnesota 0.1%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/18	6.000%	1,000,000	1,140,520
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	750,000	843,480
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/23	5.250%	500,000	534,850
State of Minnesota Unlimited General Obligation Bonds Series 2008C 08/01/19	5.000%	500,000	627,565
Total			3,146,415
Missouri 1.0%
City of Fenton Refunding Tax Allocation Bonds Gravois Bluffs Redevelopment Project Series 2006 04/01/21	4.500%	430,000	440,169

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Louis Refunding Revenue Bonds Lambert International Airport Series 2007A (AGM) 07/01/21	5.000%	5,000,000	5,626,200
Missouri Highway & Transportation Commission Revenue Bonds 2nd Lien Series 2007 05/01/17	5.000%	1,000,000	1,189,030
Missouri Joint Municipal Electric Utility Commission Revenue Bonds IATAN 2 Project Series 2009A 01/01/17	4.500%	1,000,000	1,128,490
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds State Revolving Funds Program Series 2004B 01/01/18	5.250%	7,470,000	9,140,591
Missouri State Health & Educational Facilities Authority Revenue Bonds St. Louis University Series 1998 10/01/16	5.500%	1,000,000	1,185,110
Washington University Series 2001A 06/15/16	5.500%	1,000,000	1,178,890
Series 2008A 03/15/18	5.250%	1,000,000	1,230,810
St. Louis County Industrial Development Authority Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	7,000,000	7,423,570
Total			28,542,860
Nebraska 0.1%
Elkhorn School District Unlimited General Obligation Bonds Series 2009 06/15/19	5.375%	500,000	530,410
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC) 04/01/21	5.000%	750,000	895,455
Nebraska Public Power District Revenue Bonds Series 2008B 01/01/20	5.000%	570,000	667,265

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A 07/01/23	5.000%	700,000	829,724
Total			2,922,854
Nevada 1.5%
City of Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/27	5.000%	3,250,000	3,582,313
City of Sparks Revenue Bonds Senior Sales Tax Anticipation Series 2008A(d) 06/15/20	6.500%	5,395,000	5,615,440
Clark County School District Prerefunded 12/15/13 Limited General Obligation Bonds Series 2003D (NPFGC) 06/15/16	5.000%	10,760,000	11,332,324
County of Clark Airport System Revenue Bonds System Subordinated Lien Series 2009C (AGM) 07/01/25	5.000%	8,190,000	9,233,406
County of Clark Limited General Obligation Refunding Bonds Transportation Series 2009A 12/01/28	5.000%	10,740,000	12,285,486
Total			42,048,969
New Hampshire 0.9%
City of Manchester Refunding Revenue Bonds Series 2004 (NPFGC) 06/01/19	5.500%	4,450,000	5,648,652
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. Project Series 2001C (NPFGC) 05/01/21	5.450%	1,500,000	1,521,585
New Hampshire Health & Education Facilities Authority Revenue Bonds Southern New Hampshire Medical Center Series 2007A 10/01/23	5.250%	7,000,000	7,665,350
University System Series 2009A 07/01/23	5.000%	8,370,000	9,781,768
Total			24,617,355

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 5.2%
Bergen County Improvement Authority Revenue Bonds Bergen County Utilities Series 2008 12/15/26	5.000%	500,000	572,505
Camden County Improvement Authority Revenue Bonds County Guaranteed Series 2006A (AMBAC) 09/01/21	4.000%	1,140,000	1,211,410
Cape May County Municipal Utilities Authority Refunding Revenue Bonds Series 2002A (AGM) 01/01/16	5.750%	1,000,000	1,155,490
City of Atlantic City Unlimited General Obligation Bonds Series 2008A 02/15/18	5.500%	500,000	588,675
City of Newark Unlimited General Obligation Refunding Bonds General Improvement Series 2010A 10/01/18	4.000%	1,000,000	1,114,610
City of Summit Unlimited General Obligation Refunding Bonds Series 2001 06/01/16	5.250%	605,000	707,203
County of Passaic Unlimited General Obligation Refunding Bonds Series 2003 (AGM) 09/01/16	5.200%	1,500,000	1,735,305
Cumberland County Improvement Authority Revenue Bonds Vineland Local Unit Program Series 2009A 04/15/19	4.000%	750,000	864,878
East Orange Board of Educatioin Certificate of Participation Capital Appreciation Series 1998 (AGM)(b) 02/01/18	0.000%	1,000,000	854,750
Essex County Improvement Authority Refunding Revenue Bonds County Guaranteed Project Consolidation Series 2004 (NPFGC) 10/01/26	5.500%	750,000	983,827
Essex County Utilities Authority Refunding Revenue Bonds Series 2009 (AGM) 04/01/20	5.000%	1,000,000	1,165,070

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Flemington Raritan Regional Board of Education Unlimited General Obligation Bonds Series 2000 (NPFGC/FGIC) 02/01/15	5.700%	400,000	442,268
Freehold Regional High School District Unlimited General Obligation Refunding Bonds Series 2001 (NPFGC/FGIC) 03/01/20	5.000%	1,205,000	1,490,091
Hudson County Improvement Authority Refunding Revenue Bonds Hudson County Lease Project Series 2010 (AGM) 10/01/24	5.375%	2,000,000	2,488,820
Jersey City Municipal Utilities Authority Refunding Revenue Bonds Series 2007 (NPFGC/FGIC) 01/01/19	5.250%	1,000,000	1,160,560
Manalapan-Englishtown Regional Board Of Education Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC/FGIC) 12/01/20	5.750%	1,325,000	1,743,872
Middlesex County Improvement Authority Revenue Bonds George Street Student Housing Project Series 2004A 08/15/18	5.000%	500,000	522,300
Heldrich Center Hotel Senior Series 2005A 01/01/20	5.000%	815,000	525,129
New Jersey Economic Development Authority Refunding Revenue Bonds New Jersey American Water Co. Series 2010A 06/01/23	4.450%	1,000,000	1,120,070
School Facilities-Construction Series 2005K (AMBAC) 12/15/20	5.250%	16,710,000	20,827,678
Series 2009AA 12/15/20	5.250%	1,000,000	1,212,090
Revenue Bonds Cigarette Tax Series 2004 06/15/15	5.375%	4,000,000	4,519,880
06/15/16	5.500%	5,500,000	6,492,805
Liberty State Park Project Series 2005C (AGM) 03/01/19	5.000%	2,000,000	2,187,040
MSU Student Housing Project Series 2010 06/01/21	5.000%	1,000,000	1,128,220
Motor Vehicle Surcharges Series 2004A (NPFGC) 07/01/17	5.250%	1,000,000	1,077,600
Newark Downtown District Management Corp. Series 2007 06/15/27	5.125%	400,000	422,256

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(b) Revenue Bonds Capital Appreciation-Motor Vehicle Surcharges Series 2004 (NPFGC) 07/01/21	0.000%	1,255,000	927,909
New Jersey Educational Facilities Authority Refunding Revenue Bonds Rowan University Series 2008B (AGM) 07/01/23	5.000%	750,000	848,475
Revenue Bonds Drew University Series 2003C (NPFGC/FGIC) 07/01/20	5.250%	1,000,000	1,200,410
New Jersey Health Care Facilities Financing Authority Revenue Bonds Children's Specialized Hospital Series 2005A 07/01/18	5.000%	575,000	604,089
South Jersey Hospital Series 2006 07/01/20	5.000%	1,550,000	1,682,649
St. Josephs Healthcare System Series 2008 07/01/18	6.000%	500,000	583,855
New Jersey Higher Education Student Assistance Authority Refunding Revenue Bonds Series 2010-1A 12/01/18	4.300%	680,000	772,874
12/01/25	5.000%	1,000,000	1,100,100
Revenue Bonds Series 2010-2 12/01/18	3.750%	1,000,000	1,091,310
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2008AA 10/01/28	6.375%	355,000	384,611
New Jersey State Turnpike Authority Revenue Bonds Series 1989 Escrowed to Maturity 01/01/19	6.000%	1,000,000	1,243,770
New Jersey Transit Corp. Certificate of Participation Federal Transit Administration Grants Series 2002A (AMBAC) 09/15/15	5.500%	7,725,000	8,651,459
Subordinated Series 2005A (NPFGC/FGIC) 09/15/17	5.000%	1,000,000	1,134,460

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2001C (AGM) 12/15/18	5.500%	2,000,000	2,484,140
Series 2003A (AMBAC) 12/15/15	5.500%	4,260,000	4,880,767
Series 2006A 12/15/20	5.250%	1,000,000	1,251,540
12/15/21	5.500%	680,000	865,579
Series 2006A (AGM) 12/15/21	5.500%	4,700,000	6,005,002
12/15/22	5.250%	4,000,000	5,033,040
Series 2010D 12/15/23	5.250%	25,000,000	31,427,250
North Brunswick Township Board of Education Unlimited General Obligation Refunding Bonds Series 2010 07/15/18	4.000%	1,000,000	1,149,840
Robbinsville Board of Education Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 01/01/28	5.250%	500,000	662,950
Scotch Plains-Fanwood School District Unlimited General Obligation Refunding Bonds Series 2010 07/15/19	4.000%	845,000	985,515
South Jersey Port Corp. Revenue Bonds Marine Terminal Series 2009P-2 01/01/16	4.000%	1,150,000	1,259,146
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2008A 06/15/17	5.000%	1,565,000	1,809,954
06/15/21	5.000%	250,000	285,508
06/15/23	5.000%	1,000,000	1,123,800
Series 2009A 06/15/17	5.000%	1,000,000	1,156,520
Tobacco Settlement Financing Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003 06/01/39	6.750%	4,000,000	4,152,320
Toms River Board of Education Unlimited General Obligation Refunding Bonds Regional Schools Series 2007 (NPFGC) 01/15/20	4.500%	500,000	561,880
Total			143,635,124

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Mexico 0.1%
County of Bernalillo Refunding Revenue Bonds Series 1998 04/01/27	5.250%	3,000,000	3,778,950
New York 12.7%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/16	5.250%	1,750,000	2,019,448
11/15/17	5.250%	1,250,000	1,474,425
City of New York Unlimited General Obligation Bonds Series 2005D 08/01/13	5.000%	4,000,000	4,141,680
Series 2005G 08/01/20	5.000%	10,000,000	11,321,700
Series 2007D-1 12/01/21	5.000%	5,900,000	7,034,511
Subordinated Series 2008B-1 09/01/22	5.250%	7,200,000	8,813,160
Metropolitan Transportation Authority Revenue Bonds Commuter Facilities Series 1993O Escrowed to Maturity 07/01/17	5.500%	3,000,000	3,588,270
Series 2004A (NPFGC/FGIC) 11/15/16	5.250%	3,000,000	3,543,810
11/15/17	5.250%	4,000,000	4,858,360
Series 2007A (AGM) 11/15/20	5.000%	5,000,000	5,844,600
11/15/21	5.000%	3,000,000	3,494,070
Series 2009A 11/15/26	5.300%	710,000	833,405
Series 2012E 11/15/28	5.000%	3,900,000	4,601,415
Monroe County Industrial Development Agency Refunding Revenue Bonds Highland Hospital of Rochester Series 2005 08/01/14	5.000%	730,000	776,173
08/01/15	5.000%	545,000	597,167
Nassau County Interim Finance Authority Prerefunded 11/15/13 Revenue Bonds Sales Tax Secured Series 2003B (AMBAC) 11/15/14	5.000%	5,720,000	6,002,968
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	6,125,000	7,037,502
07/01/20	5.000%	9,390,000	10,750,423

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Building Aid Revenue Bonds Series 2012S-1 07/15/29	5.000%	7,000,000	8,432,620
New York City Transitional Finance Authority Prerefunded 02/01/14 Revenue Bonds Future Tax Secured Series 2004 02/01/18	5.250%	3,495,000	3,711,271
Revenue Bonds Future Tax Secured Series 2009A 05/01/27	5.000%	10,430,000	12,468,752
Subordinated Series 2007C-1 11/01/20	5.000%	10,300,000	12,330,748
Unrefunded Revenue Bonds Future Tax Secured Series 2004 02/01/18	5.250%	5,000	5,302
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,500,000	4,095,035
Revenue Bonds City University System Series 1995A (AMBAC/TCRS) 07/01/16	5.625%	1,245,000	1,380,095
Series 1995A (FGIC) 07/01/16	5.625%	4,965,000	5,503,752
Court Facilities Lease Series 2005A (AMBAC) 05/15/18	5.250%	6,000,000	7,236,120
Mount Sinai School of Medicine Series 2009 07/01/26	5.500%	14,635,000	16,830,396
07/01/27	5.500%	10,675,000	12,227,679
North Shore-Long Island Jewish Health Series 2009A 05/01/30	5.250%	4,750,000	5,335,153
St. Johns University Series 2007C (NPFGC) 07/01/23	5.250%	3,245,000	4,062,123
State University Educational Facilities 3rd General Series 2005A (NPFGC/FGIC) 05/15/17	5.500%	10,000,000	12,041,000
05/15/22	5.500%	6,730,000	8,687,286
Series 1993A 05/15/15	5.250%	5,850,000	6,342,804
Series 1993A (AGM) 05/15/15	5.250%	4,000,000	4,327,440
Upstate Community-State Supported Series 2005B (NPFGC/FGIC) 07/01/21	5.500%	6,345,000	8,080,865

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Thruway Authority Revenue Bonds 2nd General Series 2005B (AMBAC) 04/01/20	5.500%	10,840,000	13,813,629
2nd General Series 2007B 04/01/19	5.000%	5,000,000	5,966,550
General Revenue Series 2012I 01/01/24	5.000%	8,500,000	10,316,280
Series 2007H (NPFGC/FGIC) 01/01/23	5.000%	1,500,000	1,760,040
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/19	5.000%	4,000,000	4,801,080
01/01/20	5.000%	10,460,000	12,491,750
Revenue Bonds State Personal Income Tax-State Facilities Series 2004A-2 (NPFGC) 03/15/20	5.500%	29,450,000	37,821,457
Niagara County Industrial Development Agency Refunding Revenue Bonds Series 2001B AMT(a)(f) 11/15/24	5.550%	8,000,000	8,016,400
Port Authority of New York & New Jersey Revenue Bonds Consolidated 154th Series 2009 09/01/26	4.750%	1,000,000	1,142,970
Triborough Bridge & Tunnel Authority Revenue Bonds Subordinated Series 2008D 11/15/22	5.000%	10,000,000	11,597,500
Triborough Bridge & Tunnel Authority(a) Revenue Bonds General Subordinated Series 2008B-1 11/15/25	5.000%	21,500,000	22,515,015
Total			350,074,199
North Carolina 1.5%
Albemarle Hospital Authority Refunding Revenue Bonds Series 2007 10/01/21	5.250%	3,000,000	3,183,630
10/01/27	5.250%	3,700,000	3,809,520
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	800,000	960,888

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Charlotte Water & Sewer System Revenue Bonds Water & Sewer Series 2008 07/01/26	5.000%	1,250,000	1,495,812
County of Iredell Certificate of Participation Iredell County School Project Series 2008 (AGM) 06/01/17	5.250%	1,710,000	2,019,972
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	5,415,000	6,397,119
Revenue Bonds Series 2009B 01/01/26	5.000%	17,625,000	20,117,175
North Carolina Medical Care Commission Revenue Bonds Health Care Housing-Arc Projects Series 2004A 10/01/24	5.500%	1,575,000	1,663,247
State of North Carolina Unlimited General Obligation Refunding Bonds Series 2005B 04/01/17	5.000%	1,000,000	1,189,820
Total			40,837,183
Ohio 1.9%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/24	5.000%	2,000,000	2,381,960
Prairie State Energy Campus Project Series 2008A 02/15/20	5.250%	4,060,000	4,809,151
02/15/22	5.250%	9,810,000	11,411,679
City of Cleveland Limited General Obligation Refunding Bonds Series 2005 (AMBAC) 10/01/16	5.500%	7,710,000	8,990,708
County of Hamilton Sewer System Refunding Revenue Bonds Series 2005A (NPFGC) 12/01/15	5.000%	5,535,000	6,179,274
County of Montgomery Revenue Bonds Catholic Health Initiatives Series 2008D-2(a) 10/01/38	5.250%	8,000,000	8,369,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mason City School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 12/01/19	5.250%	2,250,000	2,842,695
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC/FGIC) 02/15/21	5.500%	2,000,000	2,570,520
State of Ohio Refunding Revenue Bonds Cleveland Clinic Health System Series 2011 01/01/25	5.000%	3,750,000	4,342,463
Total			51,898,290
Oklahoma 0.2%
Chickasaw Nation Revenue Bonds Health System Series 2007(d) 12/01/17	5.375%	2,965,000	3,126,859
Cleveland County Justice Authority Revenue Bonds Detention Facility Project Series 2009A 03/01/15	5.000%	1,260,000	1,351,716
Total			4,478,575
Oregon 0.1%
Oregon State Department of Administrative Services Revenue Bonds Series 2009A 04/01/24	5.250%	1,000,000	1,196,780
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 06/15/17	5.500%	2,500,000	3,022,025
Total			4,218,805
Pennsylvania 3.0%
City of Philadelphia Unlimited General Obligation Bonds Series 2011 08/01/19	5.250%	3,795,000	4,424,439
Commonwealth of Pennsylvania Unlimited General Obligation Refunding Bonds Series 2002 02/01/15	5.500%	3,000,000	3,339,810
Series 2004 (AGM) 07/01/18	5.375%	12,000,000	14,937,720
Series 2004 (NPFGC) 07/01/16	5.375%	10,000,000	11,737,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Westmoreland Unlimited General Obligation Bonds Capital Appreciation Series 1997 Escrowed to Maturity (NPFGC/FGIC)(b) 12/01/18	0.000%	1,000,000	826,430
Delaware Valley Regioinal Financial Authority Revenue Bonds Series 1997B (AMBAC) 07/01/17	5.600%	2,000,000	2,303,360
Series 2002 07/01/17	5.750%	2,000,000	2,327,700
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(b) 09/01/21	0.000%	2,210,000	1,853,173
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/20	5.000%	3,480,000	3,854,552
08/15/21	5.125%	3,715,000	4,083,602
08/15/22	5.250%	1,965,000	2,162,247
Pennsylvania Turnpike Commission Revenue Bonds Capital Appreciation Subordinated Series 2010B-2(b) 12/01/24	0.000%	20,000,000	20,264,600
Subordinated Series 2011A 12/01/31	5.625%	8,150,000	9,604,857
Total			81,719,490
Puerto Rico 0.8%
Commonwealth of Puerto Rico(g) Unlimited General Obligation Bonds Series 1997 (NPFGC) 07/01/15	6.500%	4,190,000	4,620,187
Unlimited General Obligation Public Improvement Bonds Series 2006B 07/01/16	5.250%	5,000,000	5,424,850
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2002KK (AGM)(g) 07/01/15	5.500%	10,000,000	10,924,700
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005L (CIFG/TCRS/AGM)(g) 07/01/18	5.250%	2,000,000	2,308,900
Total			23,278,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island 2.6%
City of Cranston Unlimited General Obligation Bonds Series 2008 (AGM) 07/01/26	4.750%	900,000	1,003,176
07/01/27	4.750%	945,000	1,047,438
Unlimited General Obligation Refunding Bonds Series 2005 (AMBAC) 07/15/15	5.000%	2,280,000	2,540,718
Providence Housing Authority Revenue Bonds Capital Fund Series 2008 09/01/24	5.000%	565,000	639,275
09/01/26	5.000%	310,000	347,783
09/01/27	5.000%	690,000	771,468
Rhode Island Clean Water Finance Agency Revenue Bonds Revolving Fund-Pooled Loan Association Series 2004A 10/01/23	4.750%	1,000,000	1,074,930
Safe Drinking Water Revolving Fund Series 2004A 10/01/18	5.000%	1,000,000	1,082,270
Water Pollution Control Revolving Fund Series 2007 10/01/21	4.750%	1,000,000	1,165,590
Rhode Island Convention Center Authority Refunding Revenue Bonds Series 2005A (AGM) 05/15/21	5.000%	4,500,000	4,880,520
05/15/22	5.000%	3,525,000	3,812,076
05/15/23	5.000%	5,905,000	6,385,903
Rhode Island Depositors Economic Protection Corp. Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 08/01/21	5.750%	2,165,000	2,849,465
Rhode Island Economic Development Corp. Revenue Bonds Department of Transportation Series 2006A (AMBAC) 06/15/22	5.000%	1,000,000	1,081,680
East Greenwich Free Library Association Series 2004 06/15/14	4.500%	135,000	135,602
06/15/24	5.750%	415,000	420,399
Grant Anticipation-Department of Transportation Series 2009A (AGM) 06/15/21	5.250%	2,000,000	2,396,640
Providence Place Mall Series 2000 07/01/20	6.125%	1,520,000	1,520,547
Series 2008C (AGM) 07/01/17	5.000%	2,245,000	2,553,284
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Health & Educational Building Corp. Prerefunded 08/15/14 Revenue Bonds Higher Education Facility Series 2004D (XLCA) 08/15/16	5.500%	1,340,000	1,461,444
08/15/17	5.500%	1,345,000	1,466,897
Refunding Revenue Bonds Hospital Financing-Lifespan Obligation Series 2006A (AGM) 05/15/26	5.000%	2,000,000	2,155,640
University of Rhode Island Series 2008A 09/15/28	6.500%	3,000,000	3,643,440
Revenue Bonds Bond Financing Program Series 2009 05/15/25	5.000%	1,515,000	1,791,139
Brown University Series 2007 09/01/18	5.000%	1,000,000	1,191,910
Higher Education Facility Series 2004A (AMBAC) 09/15/20	5.250%	1,020,000	1,083,138
Higher Education-Johnson & Wales Series 1999 (NPFGC) 04/01/15	5.500%	1,000,000	1,088,780
04/01/17	5.500%	1,000,000	1,143,380
04/01/18	5.500%	1,420,000	1,649,785
Higher Educational-Providence College Series 2003A (XLCA) 11/01/24	5.000%	2,000,000	2,045,540
Hospital Financing-Lifespan Obligation Series 2009A (AGM) 05/15/27	6.125%	400,000	475,804
05/15/30	6.250%	500,000	590,620
New England Institute of Technology Series 2010 03/01/24	5.000%	1,145,000	1,303,044
Providence Public Schools Financing Program Series 2006A (AGM) 05/15/23	5.000%	2,000,000	2,123,500
Series 2007A (AGM) 05/15/22	5.000%	2,000,000	2,145,420
Series 2007C (AGM) 05/15/21	5.000%	1,500,000	1,622,325
Public Schools Financing Program Series 2007B (AMBAC) 05/15/19	4.250%	250,000	250,150
Times2 Academy Series 2004 12/15/24	5.000%	1,500,000	1,544,955
University of Rhode Island Series 2009A (AGM) 09/15/24	4.750%	1,000,000	1,144,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Student Loan Authority Revenue Bonds Program Senior Series 2010A 12/01/20	4.600%	885,000	963,101
State of Rhode Island Certificate of Participation Lease-Training School Project Series 2005A (NPFGC) 10/01/19	5.000%	1,200,000	1,333,680
Unlimited General Obligation Bonds Consolidated Capital Development Loan Series 2006C (NPFGC) 11/15/18	5.000%	1,000,000	1,155,940
Unlimited General Obligation Refunding Bonds Consolidated Capital Development Loan Series 2005A (AGM) 08/01/17	5.000%	2,000,000	2,239,700
Series 2006A (AGM) 08/01/20	4.500%	1,750,000	1,962,170
Total			73,285,016
South Carolina 1.9%
Berkeley County School District Revenue Bonds Securing Assets for Education Series 2003 12/01/18	5.250%	1,000,000	1,051,520
12/01/28	5.000%	7,205,000	7,513,302
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005 12/01/24	5.250%	10,000,000	11,171,900
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/31	5.000%	5,000,000	5,704,800
Dorchester County School District No. 2 Revenue Bonds Growth Remedy Opportunity Tax Hike Series 2004 12/01/17	5.250%	2,000,000	2,179,840
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2005 12/01/18	5.500%	5,000,000	6,234,300
Greenville Hospital System Board Refunding Revenue Bonds Series 2012 05/01/28	5.000%	8,440,000	9,638,902

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Newberry Investing in Children's Education Revenue Bonds Newberry County School District Project Series 2005 12/01/19	5.250%	1,500,000	1,615,395
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2006A (NPFGC) 01/01/30	5.000%	5,555,000	6,119,499
Total			51,229,458
South Dakota 0.1%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health Series 2011 09/01/19	5.000%	1,250,000	1,466,563
09/01/20	5.000%	1,250,000	1,458,750
09/01/21	5.000%	1,000,000	1,148,940
Total			4,074,253
Tennessee 0.4%
Blount County Public Building Authority Prerefunded 6/01/14 Revenue Bonds Local Government Public Series 2004 (NPFGC/FGIC) 06/01/16	5.000%	815,000	875,546
City of Chattanooga Unlimited General Obligation Refunding Bonds Series 2005A (AGM) 09/01/14	5.000%	4,150,000	4,505,531
County of Overton Unlimited General Obligation Refunding Bonds School Series 2004 (NPFGC) 04/01/16	5.000%	1,000,000	1,074,840
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Improvement Refunding Revenue Bonds Meharry Medical College Series 1996 (AMBAC) 12/01/16	6.000%	3,800,000	4,226,930
Total			10,682,847
Texas 9.3%
Aldine Independent School District Unlimited General Obligation Refunding Bonds Series 2005 (Permanent School Fund Guarantee) 02/15/15	5.250%	1,655,000	1,759,447

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Barbers Hill Independent School District Prerefunded 02/15/13 Unlimited General Obligation Bonds Series 2003 (Permanent School Fund Guarantee) 02/15/22	5.000%	975,000	988,475
Brownwood Independent School District Unlimited General Obligation Refunding Bonds School Building Series 2005 (NPFGC/FGIC) 02/15/17	5.250%	1,310,000	1,429,289
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010 01/01/19	5.750%	750,000	875,400
01/01/20	5.750%	1,250,000	1,471,900
Series 2011 01/01/31	5.750%	15,230,000	17,786,355
City Public Service Board of San Antonio Refunding Revenue Bonds Series 2005 02/01/18	5.000%	10,000,000	10,983,200
System Series 2002 02/01/14	5.375%	2,500,000	2,658,325
City of Austin Refunding Revenue Bonds Subordinated Lien Series 1998 (NPFGC) 05/15/18	5.250%	1,100,000	1,319,483
City of Corpus Christi Utility System Refunding Revenue Bonds Series 2005A (AMBAC) 07/15/19	5.000%	2,000,000	2,220,560
City of El Paso Limited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 08/15/14	5.250%	2,000,000	2,171,980
City of Houston Airport System Refunding Revenue Bonds Subordinate Lien Series 2012B 07/01/28	5.000%	7,000,000	8,199,030
City of Houston Utility System Refunding Revenue Bonds 1st Lien Series 2004A (NPFGC/FGIC) 05/15/24	5.250%	5,000,000	5,341,550
City of Houston Prerefunded 03/01/15 Limited General Obligation Bonds Series 2005E (AMBAC) 03/01/20	5.000%	2,525,000	2,791,564

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston(b) Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC) 09/01/17	0.000%	2,000,000	1,800,140
City of Irving Prerefunded 11/15/15 Limited General Obligation Bonds Improvement Series 2005A 11/15/18	5.000%	1,075,000	1,224,834
City of Laredo Limited General Obligation Refunding Bonds Series 2005 (AMBAC) 08/15/20	5.000%	1,065,000	1,193,737
City of McKinney Limited General Obligation Bonds Waterworks & Sewer System Series 2005 (NPFGC/FGIC) 08/15/17	5.250%	1,125,000	1,266,075
Conroe Independent School District Prerefunded 02/15/15 Unlimited General Obligation Bonds Schoolhouse Series 2005C (Permanent School Fund Guarantee) 02/15/19	5.000%	1,650,000	1,824,949
Unlimited General Obligation Bonds School Building Series 2009A 02/15/25	5.250%	1,135,000	1,343,624
Corpus Christi Business & Job Development Corp. Improvement Refunding Revenue Bonds Arena Project Series 2002 (AMBAC) 09/01/14	5.500%	2,065,000	2,139,712
09/01/18	5.500%	1,250,000	1,294,163
County of Williamson Unlimited General Obligation Bonds Series 2005 (NPFGC) 02/15/16	5.000%	1,985,000	2,182,627
Dallas County Community College District Limited General Obligation Bonds Series 2009 02/15/20	5.000%	750,000	921,690
Dallas-Fort Worth International Airport Refunding Revenue Bonds Joint Series 2012B 11/01/28	5.000%	21,280,000	24,515,837
Dickinson Independent School District Unlimited General Obligation Bonds Series 2006 (Permanent School Fund Guarantee) 02/15/20	5.000%	2,405,000	2,738,982

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dripping Springs Independent School District Unlimited General Obligation Bonds School Building Series 2008 (Permanent School Fund Guarantee) 02/15/26	5.000%	1,000,000	1,157,470
Duncanville Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2005 (Permanent School Fund Guarantee)(b) 02/15/22	0.000%	2,000,000	1,641,020
Gulf Coast Waste Disposal Authority(a) Revenue Bonds BP Products North America Series 2007 01/01/42	2.300%	3,350,000	3,399,044
Gulf Coast Waste Disposal Authority(f) Refunding Revenue Bonds Series 2002A AMT 08/01/24	6.100%	5,750,000	5,770,182
Harris County Flood Control District Limited General Obligation Bonds Improvement Series 2006 10/01/29	4.750%	10,000,000	11,194,200
Harris County Industrial Development Corp. Revenue Bonds Deer Park Refining Project Series 2008 05/01/18	4.700%	12,000,000	13,331,760
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/31	6.500%	1,000,000	1,250,790
Houston Independent School District Limited General Obligation Refunding Bonds Limited Tax Series 2007 (Permanent School Fund Guarantee) 02/15/25	4.500%	5,000,000	5,467,250
La Joya Independent School District Unlimited General Obligation Refunding Bonds Series 2005 (Permanent School Fund Guarantee) 02/15/20	5.000%	1,000,000	1,096,830
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009 08/15/21	5.000%	1,000,000	1,217,090

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lower Colorado River Authority Refunding Revenue Bonds 5th Supplemental Series 1993 Escrowed to Maturity 01/01/16	5.375%	2,100,000	2,419,788
LCRA Transmission Services Corp. Project Series 2011 05/15/27	5.000%	11,195,000	13,072,401
North Central Texas Health Facility Development Corp. Revenue Bonds Hospital-Presbyterian Healthcare Series 1996B Escrowed to Maturity (NPFGC) 06/01/16	5.500%	9,645,000	10,695,437
North Harris County Regional Water Authority Revenue Bonds Senior Lien Series 2008 12/15/20	5.250%	4,415,000	5,262,018
North Texas Tollway Authority Refunding Revenue Bonds System-1st Tier Series 2008A 01/01/22	6.000%	14,000,000	16,720,200
North Texas Tollway Authority(a) Refunding Revenue Bonds System-1st Tier Series 2008E-3 01/01/38	5.750%	9,350,000	10,705,563
SA Energy Acquisition Public Facility Corp. Revenue Bonds Gas Supply Series 2007 08/01/16	5.250%	4,450,000	4,845,293
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/21	5.000%	2,300,000	2,739,760
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/20	5.125%	2,000,000	2,212,600
08/15/24	5.750%	1,590,000	1,790,388
Southwest Higher Education Authority, Inc. Revenue Bonds Southern Methodist University Project Series 2009 10/01/26	5.000%	1,000,000	1,211,840
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee) 08/15/21	5.000%	750,000	919,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007 05/15/27	5.125%	3,750,000	3,835,350
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	3,000,000	4,149,900
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds Senior Lien Series 2006A 12/15/12	5.000%	5,500,000	5,533,189
Texas Public Finance Authority Revenue Bonds Stephen F. Austin State University Financing Series 2005 (NPFGC) 10/15/19	5.000%	2,000,000	2,239,900
Trinity River Authority Improvement Refunding Revenue Bonds Tarrant County Water Project Series 2005 (NPFGC) 02/01/17	5.000%	1,000,000	1,115,480
02/01/18	5.000%	1,000,000	1,113,740
University of Houston Refunding Revenue Bonds Series 2009 02/15/21	5.000%	1,000,000	1,199,070
University of Texas System Prerefunded 02/15/17 Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	8,455,000	9,978,591
Refunding Revenue Bonds Financing System Series 2004A 08/15/17	5.250%	2,000,000	2,419,180
Unrefunded Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	1,545,000	1,820,118
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/22	5.000%	750,000	825,953
West Harris County Regional Water Authority Revenue Bonds Series 2009 12/15/25	5.000%	1,000,000	1,178,670
Total			255,972,351

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.8%
Intermountain Power Agency Refunding Revenue Bonds Subordinated Series 2007A (AMBAC) 07/01/17	5.000%	15,000,000	17,665,200
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM) 05/15/14	5.500%	5,000,000	5,386,400
Total			23,051,600
Virgin Islands —%
Virgin Islands Water & Power Authority Refunding Revenue Bonds Series 2012A(g) 07/01/21	4.000%	625,000	631,388
Virginia 1.2%
Augusta County Industrial Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/18	5.250%	1,500,000	1,773,150
Virginia College Building Authority Revenue Bonds Public Higher Education Financing Program Series 2009A 09/01/24	5.000%	1,000,000	1,196,340
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Resolution Series 2005B 08/01/16	5.250%	13,995,000	16,382,547
Revenue Bonds School Financing 1997 Resolution Series 2005C 08/01/16	5.000%	6,285,000	7,061,009
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009 10/01/22	5.000%	500,000	618,075
Subordinated Series 2008 10/01/19	5.000%	1,000,000	1,225,690
Subordinated Revenue Bonds Clean Water State Revolving Fund Series 2007 10/01/17	5.000%	3,760,000	4,528,920
Total			32,785,731

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 0.9%
Clark County School District No. 37 Vancouver Unlimited General Obligation Bonds Series 2001C (NPFGC/FGIC)(b) 12/01/16	0.000%	1,000,000	949,130
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D 07/01/22	5.000%	1,000,000	1,170,290
State of Washington Unlimited General Obligation Bonds Motor Vehicle Fuel Series 2010B 08/01/26	5.000%	18,270,000	22,176,857
Series 2008D 01/01/20	5.000%	1,000,000	1,191,460
Total			25,487,737
West Virginia 0.4%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Co. Amos Series 2008C(a) 05/01/19	4.850%	6,500,000	6,677,515
West Virginia Hospital Finance Authority Revenue Bonds Charleston Area Medical Center, Inc. Series 1993A Escrowed to Maturity 09/01/23	6.500%	3,980,000	5,318,673
Total			11,996,188
Wisconsin 1.4%
City of Sheboygan Refunding Revenue Bonds Wisconsin Power Series 2006 (FGIC) 09/01/15	5.000%	5,600,000	6,191,528
State of Wisconsin Revenue Bonds Series 2009A 05/01/22	5.000%	1,000,000	1,170,940
05/01/23	5.125%	14,000,000	16,614,220
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/23	5.125%	13,065,000	13,935,390
Total			37,912,078
Total Municipal Bonds (Cost: $2,389,355,042)			2,647,436,338

Floating Rate Notes 0.1%

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Colorado 0.1%
Colorado Educational & Cultural Facilities Authority Revenue Bonds Flying J Ranch LLC VRDN Series 2006 (U.S. Bank)(a)(h) 03/01/36	0.240%	800,000	800,000
Missouri —%
Missouri State Health & Educational Facilities Authority Revenue Bonds St. Louis University VRDN Series 2008A-2 (Wells Fargo Bank)(a)(h) 10/01/35	0.170%	700,000	700,000
Total Floating Rate Notes (Cost: $1,500,000)			1,500,000

Money Market Funds 3.0%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(i)	40,919,040	40,919,040
JPMorgan Tax-Free Money Market Fund, 0.000%(i)	42,860,699	42,860,699
Total Money Market Funds (Cost: $83,779,739)		83,779,739
Total Investments (Cost: $2,474,634,781)		2,732,716,077
Other Assets & Liabilities, Net		30,702,219
Net Assets		2,763,418,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(b)  Zero coupon bond.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2012 was $964,328, representing 0.03% of net assets. Information concerning such security holdings at October 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 7.000% 07/15/32	07/23/08	1,910,000
Oakmont Grove Community Development District Special Assessment Bonds Series 2007B 5.250% 09/28/12	04/19/07 - 04/25/07	2,007,500
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 5.500% 11/01/10	10/23/03	149,140

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $21,251,549 or 0.77% of net assets.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2012, the value of these securities amounted to $105,038, which represents less than 0.01% of net assets.

(f)  Income from this security may be subject to alternative minimum tax.

(g)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $34,344,231 or 1.24% of net assets.

(h)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(i)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BHAC  Berkshire Hathaway Assurance Corporation

BNY  Bank of New York

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	2,647,436,338	—	2,647,436,338
Total Bonds	—	2,647,436,338	—	2,647,436,338
Short-Term Securities
Floating Rate Notes	—	1,500,000	—	1,500,000
Total Short-Term Securities	—	1,500,000	—	1,500,000
Other
Money Market Funds	83,779,739	—	—	83,779,739
Total Other	83,779,739	—	—	83,779,739
Total	83,779,739	2,648,936,338	—	2,732,716,077

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
30

Columbia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $2,474,634,781)	$2,732,716,077
Receivable for:
Capital shares sold	5,848,247
Dividends	1
Interest	35,607,807
Expense reimbursement due from Investment Manager	36,476
Prepaid expenses	34,175
Trustees' deferred compensation plan	185,917
Total assets	2,774,428,700
Liabilities
Payable for:
Capital shares purchased	2,165,396
Dividend distributions to shareholders	7,666,196
Investment management fees	145,840
Distribution and service fees	9,331
Transfer agent fees	469,273
Administration fees	23,624
Compensation of board members	220,167
Chief compliance officer expenses	776
Other expenses	123,884
Trustees' deferred compensation plan	185,917
Total liabilities	11,010,404
Net assets applicable to outstanding capital stock	$2,763,418,296
Represented by
Paid-in capital	$2,525,027,370
Undistributed net investment income	1,480,423
Accumulated net realized loss	(21,170,793)
Unrealized appreciation (depreciation) on:
Investments	258,081,296
Total — representing net assets applicable to outstanding capital stock	$2,763,418,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
31

Columbia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$212,160,596
Shares outstanding	19,232,501
Net asset value per share	$11.03
Maximum offering price per share(a)	$11.40
Class B
Net assets	$1,841,729
Shares outstanding	166,988
Net asset value per share	$11.03
Class C
Net assets	$53,729,466
Shares outstanding	4,869,939
Net asset value per share	$11.03
Class T
Net assets	$20,104,582
Shares outstanding	1,822,581
Net asset value per share	$11.03
Maximum offering price per share(a)	$11.58
Class Z
Net assets	$2,475,581,923
Shares outstanding	224,299,290
Net asset value per share	$11.04

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
32

Columbia Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$8,026
Interest	104,985,386
Total income	104,993,412
Expenses:
Investment management fees	10,291,609
Distribution fees
Class B	14,771
Class C	285,748
Service fees
Class A	401,557
Class B	4,545
Class C	87,945
Shareholder service fee — Class T	29,945
Transfer agent fees
Class A	374,176
Class B	4,240
Class C	81,846
Class T	37,226
Class Z	4,438,482
Administration fees	1,665,246
Compensation of board members	68,740
Custodian fees	12,436
Printing and postage fees	79,883
Registration fees	131,922
Professional fees	157,917
Chief compliance officer expenses	1,226
Other	161,084
Total expenses	18,330,544
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,199,657)
Fees waived by Distributor — Class C	(197,803)
Expense reductions	(800)
Total net expenses	14,932,284
Net investment income	90,061,128
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(19,837,666)
Net realized loss	(19,837,666)
Net change in unrealized appreciation (depreciation) on:
Investments	132,396,839
Net change in unrealized appreciation (depreciation)	132,396,839
Net realized and unrealized gain	112,559,173
Net increase in net assets resulting from operations	$202,620,301

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$90,061,128	$88,126,068
Net realized gain (loss)	(19,837,666)	1,995,080
Net change in unrealized appreciation (depreciation)	132,396,839	(10,933,222)
Net increase in net assets resulting from operations	202,620,301	79,187,926
Distributions to shareholders
Net investment income
Class A	(6,493,716)	(4,560,858)
Class B	(58,722)	(73,388)
Class C	(1,329,944)	(890,030)
Class T	(656,047)	(505,217)
Class Z	(81,612,772)	(81,781,568)
Total distributions to shareholders	(90,151,201)	(87,811,061)
Increase (decrease) in net assets from capital stock activity	179,725,667	(19,514,237)
Proceeds from regulatory settlements (Note 6)	4,227	—
Total increase (decrease) in net assets	292,198,994	(28,137,372)
Net assets at beginning of year	2,471,219,302	2,499,356,674
Net assets at end of year	$2,763,418,296	$2,471,219,302
Undistributed net investment income	$1,480,423	$1,966,067

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
34

Columbia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,755,163	40,921,751	2,662,745	27,758,263
Fund merger	—	—	9,094,510	95,165,598
Distributions reinvested	410,721	4,482,131	229,777	2,404,502
Redemptions	(2,670,991)	(29,076,371)	(3,535,850)	(36,490,331)
Net increase	1,494,893	16,327,511	8,451,182	88,838,032
Class B shares
Subscriptions	33,433	361,732	12,087	127,072
Fund merger	—	—	244,615	2,560,189
Distributions reinvested	3,143	34,222	2,800	29,255
Redemptions(a)	(105,809)	(1,153,859)	(333,920)	(3,462,592)
Net decrease	(69,233)	(757,905)	(74,418)	(746,076)
Class C shares
Subscriptions	1,902,465	20,750,735	678,139	7,048,453
Fund merger	—	—	1,195,348	12,501,819
Distributions reinvested	81,625	891,224	45,066	470,347
Redemptions	(478,499)	(5,218,100)	(625,338)	(6,447,647)
Net increase	1,505,591	16,423,859	1,293,215	13,572,972
Class T shares
Subscriptions	8,780	95,622	8,651	90,290
Fund merger	—	—	1,084,706	11,350,322
Distributions reinvested	41,479	452,314	32,929	343,458
Redemptions	(100,424)	(1,086,501)	(222,125)	(2,316,090)
Net increase (decrease)	(50,165)	(538,565)	904,161	9,467,980
Class Z shares
Subscriptions	43,078,479	469,076,802	27,836,430	288,404,098
Fund merger	—	—	11,527,090	120,618,060
Distributions reinvested	469,549	5,127,586	463,106	4,803,397
Redemptions	(29,912,911)	(325,933,621)	(52,863,118)	(544,472,700)
Net increase (decrease)	13,635,117	148,270,767	(13,036,492)	(130,647,145)
Total net increase (decrease)	16,516,203	179,725,667	(2,462,352)	(19,514,237)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
35

Columbia Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.56		$10.58		$10.22		$9.62		$10.22
Income from investment operations:
Net investment income	0.35		0.37		0.36		0.37		0.38
Net realized and unrealized gain (loss)	0.47		(0.02)		0.36		0.60		(0.60)
Total from investment operations	0.82		0.35		0.72		0.97		(0.22)
Less distributions to shareholders:
Net investment income	(0.35)		(0.37)		(0.36)		(0.37)		(0.38)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$11.03		$10.56		$10.58		$10.22		$9.62
Total return	7.88	%(b)	3.43%		7.13%		10.19%		(2.25%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.86%		0.86%		0.75%		0.74%		0.72%
Net expenses after fees waived or expenses reimbursed(d)	0.74	%(e)	0.73	%(e)	0.75	%(e)	0.73	%(e)	0.70	%(e)
Net investment income	3.22	%(e)	3.52	%(e)	3.43	%(e)	3.66	%(e)	3.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$212,161		$187,355		$98,208		$85,642		$78,126
Portfolio turnover	10%		9%		13%		23%		14%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  The Fund received proceeds from regulatory settlements which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
36

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.56		$10.58		$10.22		$9.62		$10.22
Income from investment operations:
Net investment income	0.28		0.30		0.29		0.30		0.32
Net realized and unrealized gain (loss)	0.47		(0.02)		0.36		0.60		(0.60)
Total from investment operations	0.75		0.28		0.65		0.90		(0.28)
Less distributions to shareholders:
Net investment income	(0.28)		(0.30)		(0.29)		(0.30)		(0.32)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$11.03		$10.56		$10.58		$10.22		$9.62
Total return	7.17	%(b)	2.76%		6.44%		9.48%		(2.88%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.51%		1.52%		1.40%		1.39%		1.37%
Net expenses after fees waived or expenses reimbursed(d)	1.39	%(e)	1.40	%(e)	1.40	%(e)	1.38	%(e)	1.35	%(e)
Net investment income	2.58	%(e)	2.85	%(e)	2.80	%(e)	3.03	%(e)	3.11	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,842		$2,494		$3,285		$5,294		$5,874
Portfolio turnover	10%		9%		13%		23%		14%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  The Fund received proceeds from regulatory settlements which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
37

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.56		$10.58		$10.22		$9.62		$10.22
Income from investment operations:
Net investment income	0.33		0.35		0.34		0.35		0.36
Net realized and unrealized gain (loss)	0.47		(0.02)		0.36		0.60		(0.60)
Total from investment operations	0.80		0.33		0.70		0.95		(0.24)
Less distributions to shareholders:
Net investment income	(0.33)		(0.35)		(0.34)		(0.35)		(0.36)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$11.03		$10.56		$10.58		$10.22		$9.62
Total return	7.66	%(b)	3.22%		6.92%		9.97%		(2.45%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.51%		1.52%		1.40%		1.39%		1.37%
Net expenses after fees waived or expenses reimbursed(d)	0.94	%(e)	0.93	%(e)	0.95	%(e)	0.93	%(e)	0.90	%(e)
Net investment income	3.01	%(e)	3.33	%(e)	3.23	%(e)	3.45	%(e)	3.56	%(e)
Supplemental data
Net assets, end of period (in thousands)	$53,729		$35,541		$21,903		$17,304		$12,625
Portfolio turnover	10%		9%		13%		23%		14%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  The Fund received proceeds from regulatory settlements which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
38

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.56		$10.58		$10.22		$9.62		$10.22
Income from investment operations:
Net investment income	0.36		0.37		0.36		0.37		0.39
Net realized and unrealized gain (loss)	0.47		(0.01)		0.36		0.60		(0.60)
Total from investment operations	0.83		0.36		0.72		0.97		(0.21)
Less distributions to shareholders:
Net investment income	(0.36)		(0.38)		(0.36)		(0.37)		(0.39)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$11.03		$10.56		$10.58		$10.22		$9.62
Total return	7.93	%(b)	3.48%		7.19%		10.25%		(2.20%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.81%		0.81%		0.70%		0.69%		0.67%
Net expenses after fees waived or expenses reimbursed(d)	0.69	%(e)	0.68	%(e)	0.70	%(e)	0.68	%(e)	0.65	%(e)
Net investment income	3.28	%(e)	3.56	%(e)	3.49	%(e)	3.72	%(e)	3.81	%(e)
Supplemental data
Net assets, end of period (in thousands)	$20,105		$19,780		$10,243		$10,462		$10,786
Portfolio turnover	10%		9%		13%		23%		14%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  The Fund received proceeds from regulatory settlements which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
39

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.57		$10.58		$10.22		$9.62		$10.22
Income from investment operations:
Net investment income	0.37		0.39		0.38		0.39		0.40
Net realized and unrealized gain (loss)	0.47		(0.01)		0.36		0.60		(0.60)
Total from investment operations	0.84		0.38		0.74		0.99		(0.20)
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)		(0.38)		(0.39)		(0.40)
Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$11.04		$10.57		$10.58		$10.22		$9.62
Total return	8.07	%(b)	3.69%		7.35%		10.41%		(2.05%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.66%		0.66%		0.55%		0.54%		0.52%
Net expenses after fees waived or expenses reimbursed(d)	0.54	%(e)	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.50	%(e)
Net investment income	3.42	%(e)	3.74	%(e)	3.64	%(e)	3.87	%(e)	3.96	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,475,582		$2,226,049		$2,365,718		$2,384,815		$2,310,978
Portfolio turnover	10%		9%		13%		23%		14%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  The Fund received proceeds from regulatory settlements which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
40

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

Annual Report 2012
41

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012
42

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended October 31, 2012 was 0.39% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended October 31, 2012 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation

Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class T	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the

Annual Report 2012
43

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $800.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.40% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2012 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $191,156 for Class A, $347 for Class B, $4,058 for Class C and $105 for Class T shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.74%
Class B	1.39
Class C	1.39
Class T	0.69
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications, and proceeds from regulatory settlements. To the extent these differences are

Annual Report 2012
44

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(395,571)
Accumulated net realized loss	72,287
Paid-in capital	323,284

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Ordinary income	$62,042	$1,294,392
Tax-exempt income	90,089,159	86,516,669
Long-term capital gains	—	—
Tax return of capital	—	—
Total	$90,151,201	$87,811,061

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$9,451,826
Undistributed accumulated long-term gain	—
Unrealized appreciation	257,796,134

At October 31, 2012, the cost of investments for federal income tax purposes was $2,474,919,943 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$262,058,589
Unrealized depreciation	(4,262,455)
Net unrealized appreciation	$257,796,134

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$832,773
2018	62,558
Unlimited long-term	19,899,605
Total	$20,794,936

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $370,055,936 and $254,182,694, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $4,227 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 84.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating

Annual Report 2012
45

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 9. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund, two series of the Columbia Funds Series Trust I, and RiverSource Intermediate Tax-Exempt Fund, a series of RiverSource Tax-Exempt Series, Inc. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisitions were $2,227,872,401 and the combined net assets immediately after the acquisitions were $2,470,068,389.

The merger was accomplished by a tax-free exchange of 6,633,086 shares of Columbia New Jersey Intermediate Municipal Bond Fund valued at $67,948,141 (including $2,489,546 of unrealized appreciation), 7,276,496 shares of Columbia Rhode Island Intermediate Municipal Bond Fund valued at $80,645,240 (including $3,430,564 of unrealized appreciation), and 17,556,452 shares of RiverSource Intermediate Tax-Exempt Fund valued at $93,602,607 (including $4,097,605 of unrealized appreciation).

In exchange for shares of Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate

Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund, the Fund issued the following number of shares:

	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund	RiverSource Intermediate Tax-Exempt Fund
Class A	797,207	143,586	8,153,717
Class B	45,032	19,457	180,126
Class C	442,856	140,604	611,888
Class T	332,124	752,582	N/A
Class Z	4,876,357	6,650,733	N/A

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund's cost of investments were carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and RiverSource Intermediate Tax-Exempt Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on November 1, 2010, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $93.3 million, $2.3million, $(15.9) million and $79.6 million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing

Annual Report 2012
46

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
47

Columbia Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
48

Columbia Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.93%

Exempt-Interest Dividends. The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
49

Columbia Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
50

Columbia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
51

Columbia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
52

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
53

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the twenty-eighth, fifty-third, and fifty-seventh percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
54

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the second and third quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
55

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
56

Columbia Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
57

Columbia Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1726 D (12/12)

Annual Report

October 31, 2012

Columbia Connecticut Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Connecticut Tax-Exempt Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Connecticut Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Board Consideration and Approval of Advisory Agreement	32
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Connecticut Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia Connecticut Tax-Exempt Fund (the Fund) Class A shares returned 9.67% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund outperformed its benchmarks, the broader Barclays Municipal Bond Index, and the Barclays Connecticut Municipal Bond Index, which returned 9.03% and 5.87%, respectively, for the period, as well as the average return of the funds in its peer group, the Lipper Connecticut Municipal Debt Funds Classification, which returned 8.84% for the 12-month period.

>  Favorable credit-quality, interest-rate positioning and security section aided relative performance.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/91
Excluding sales charges		9.67	5.70	4.65
Including sales charges		4.47	4.68	4.14
Class B	06/08/92
Excluding sales charges		8.85	4.91	3.87
Including sales charges		3.85	4.58	3.87
Class C	08/01/97
Excluding sales charges		9.19	5.22	4.18
Including sales charges		8.19	5.22	4.18
Class Z*	09/27/10	9.96	5.77	4.69
Barclays Municipal Bond Index		9.03	6.02	5.24
Barclays Connecticut Municipal Bond Index		5.87	5.41	4.59
Lipper Connecticut Municipal Debt Funds Classification		8.84	5.03	4.34

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays Connecticut Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of Connecticut.

The Lipper Connecticut Municipal Debt Funds Classification is a calculation of average total returns of mutual funds that limit assets to those securities exempt from taxation in the state of Connecticut.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Connecticut Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Connecticut Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 9.67% without sales charge, beating the broader Barclays Municipal Bond Index and the Barclays Connecticut Municipal Bond Index, which returned 9.03% and 5.87%, respectively. The Fund also outpaced the average return of its peer group, the Lipper Connecticut Municipal Debt Funds Classification, which was 8.84%. Exposure to longer-maturity and lower-quality investment-grade securities, as well as strong security selection, accounted for the Fund's outperformance relative to these measures.

Municipal Bonds Rally as Yields Fall

Market conditions were favorable for municipal bonds over the 12-month period. Although sovereign debt problems in Europe created global economic uncertainty, the U.S. economic outlook improved, with modest gains in employment, manufacturing and housing by period end. State finances also strengthened. Investor demand for tax-exempt securities remained strong, helping to drive municipal bond yields down and prices up across all maturities. With interest rates declining to near all-time lows, investors sought the higher yields offered by bonds with maturities of 15 or more years and those with credit ratings of A or below. Longer-term and lower quality issues outperformed shorter-term and higher quality security by a sizable margin. Top performing sectors included industrial development/pollution control revenue bonds, hospitals and leasing, all of which posted returns of 10% or more.

Gains from Long Maturity and Lower Credit Quality Bias

The Fund benefited from having an above-average sensitivity to interest rate changes and an overweight in longer-maturity bonds, which outperformed as their yields fell more than those of shorter-maturity issues. In addition, long-term bond prices gained from a confluence of strong demand and decreased supply, which occurred as many issuers retired older, longer-maturity debt with higher interest costs and refunded with new lower-rate, intermediate-maturity securities. An overweight in lower-quality investment-grade issues and sectors, including hospitals and leasing, and an underweight in higher quality securities also aided results, as credit spreads — the difference between yields on high- and low-quality bonds — tightened. Security selection in the water-and-sewer segment also contributed to the Fund's gains. The Fund lost ground from underweights in industrial development/pollution control revenue bonds and transportation, a small cash position and security selection among state and local general obligation bonds.

Shifts to Protect the Portfolio and Boost Performance

Over the year, we reduced exposure to BBB rated bonds issued by the Commonwealth of Puerto Rico because of mounting concerns about the issuer's fiscal health. We replaced them with A rated hospital and education bonds, which offered a yield advantage over higher quality securities but less credit risk than the Puerto Rico bonds. We also trimmed the Fund's weight in state-appropriated and pre-refunded bonds — which tend to be higher quality, lower-yielding issues. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off higher-rate issues. The proceeds from the sale are invested into an escrow account (typically short-term government securities), which generates interest that is used to pay the interest on the original bonds until they are called or mature.

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2012)
AAA rating	7.3
AA rating	25.5
A rating	49.7
BBB rating	10.7
Non-investment grade	1.7
Not rated	5.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia Connecticut Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Going forward, we will be closely monitoring what happens with the automatic federal spending cuts and tax increases scheduled for January 1, 2013. An increase in the taxes on high-income earners, for example could boost demand for municipal bonds, while potential elimination of the sector's tax-exempt status could pressure returns. As long as credit spreads are expected to tighten and short-term interest rates projected to remain low, the Fund will likely maintain a longer-maturity and lower-quality bias within the investment-grade universe.

At the state level, we remain concerned that a full economic recovery will take some time. In January 2012, Moody's downgraded Connecticut's credit rating from Aa2 to Aa3 amid concerns over the state's sizable debt service and pension obligations. In addition, job losses in the aerospace, financial services, construction and government sectors have had a negative impact on the Connecticut economy. On the upside, state tax revenues have been slowly climbing, and Connecticut remains one of the wealthiest states in the country. While expectations are that credit downgrades will continue to outpace upgrades, we think the rate of defaults will remain relatively benign. Going forward, we plan to rely on proprietary credit research from our in-house team to help us identify lower quality investment grade securities that represent good risk/return opportunities for the portfolio.

Annual Report 2012
5

Columbia Connecticut Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.20	1,021.17	4.05	4.01	0.79
Class B	1,000.00	1,000.00	1,033.30	1,017.39	7.87	7.81	1.54
Class C	1,000.00	1,000.00	1,034.90	1,018.90	6.34	6.29	1.24
Class Z	1,000.00	1,000.00	1,038.50	1,022.42	2.77	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Connecticut Tax-Exempt Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 93.0%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 2.0%
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/28	5.375%	1,750,000	1,938,440
Higher Education 13.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds Connecticut College Series 2011H-1 07/01/41	5.000%	1,625,000	1,834,300
Series 2012I 07/01/31	5.000%	700,000	817,978
Fairfield University Series 2008N 07/01/27	4.750%	1,000,000	1,087,270
Series 2010O 07/01/40	5.000%	1,000,000	1,103,590
Quinnipiac University Series 2007I (NPFGC) 07/01/28	4.375%	1,015,000	1,067,181
Sacred Heart University Series 2011G 07/01/31	5.375%	500,000	556,490
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	2,000,000	2,429,480
Series 2007J (NPFGC) 07/01/37	4.500%	1,500,000	1,576,545
Yale University Series 2003X-1 07/01/42	5.000%	2,000,000	2,059,280
Total			12,532,114
Hospital 18.2%
Connecticut State Health & Educational Facility Authority Revenue Bonds Ascension Health Senior Center Series 2010 11/15/40	5.000%	2,499,999	2,758,375
Danbury Hospital Series 2006H (AMBAC) 07/01/33	4.500%	2,000,000	2,018,700
Hartford Healthcare Series 2011A 07/01/32	5.000%	500,000	554,445
Hartford Healthcare Corp. Series 2011A 07/01/41	5.000%	1,500,000	1,621,425
Lawrence & Memorial Hospital Series 2011S 07/01/22	5.000%	1,810,000	2,118,315
07/01/31	5.000%	1,425,000	1,575,679
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Middlesex Hospital Series 2011N 07/01/24	5.000%	425,000	477,692
07/01/26	5.000%	900,000	1,009,422
Stamford Hospital Series 2012J 07/01/37	5.000%	1,000,000	1,084,480
Western Connecticut Health Series 2011M 07/01/41	5.375%	1,500,000	1,712,235
Western Connecticut Health Network Series 2011 07/01/29	5.000%	1,000,000	1,107,710
Yale-New Haven Hospital Series 2010M 07/01/40	5.500%	1,000,000	1,155,230
Total			17,193,708
Human Service Provider 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds Village Families & Children Series 2002A (AMBAC) 07/01/23	5.000%	255,000	256,823
Investor Owned 1.7%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,500,000	1,632,225
Local General Obligation 12.8%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/19	5.500%	1,500,000	1,818,870
City of Hartford Unlimited General Obligation Bonds Series 2012A 04/01/32	5.000%	350,000	399,032
City of New Britain Unlimited General Obligation Bonds Series 2006 (AMBAC) 04/15/21	5.000%	1,160,000	1,413,054
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B 08/15/16	5.250%	1,000,000	1,175,380
City of West Haven Unlimited General Obligation Bonds Series 2012 (AGM) 08/01/25	5.000%	1,000,000	1,109,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Connecticut Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Cheshire Unlimited General Obligation Refunding Bonds Series 2001B 08/01/14	5.000%	1,000,000	1,081,510
Town of East Hartford Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC/FGIC) 05/01/15	5.250%	1,000,000	1,113,010
Town of Granby Unlimited General Obligation Bonds Series 2006 02/15/26	5.000%	540,000	721,494
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/26	4.750%	1,150,000	1,505,499
Town of Suffield Unlimited General Obligation Refunding Bonds Series 2005 06/15/20	5.000%	1,400,000	1,766,814
Total			12,103,883
Multi-Family 1.2%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/30	5.600%	1,000,000	1,092,170
Nursing Home 3.2%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/21	5.400%	500,000	530,695
08/15/27	5.500%	2,375,000	2,491,755
Total			3,022,450
Other Bond Issue 0.6%
New Haven Parking Authority Refunding Revenue Bonds Series 2002 (AMBAC) 12/01/15	5.375%	500,000	535,780
Pool/Bond Bank 1.3%
State of Connecticut Revenue Bonds Revolving Fund Series 2009A 06/01/26	5.000%	1,000,000	1,217,210

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prep School 5.5%
Connecticut State Health & Educational Facility Authority Revenue Bonds Loomis Chaffe School Series 2005F (AMBAC) 07/01/25	5.250%	2,035,000	2,652,215
07/01/26	5.250%	1,045,000	1,376,641
Miss Porters School Issue Series 2006B (AMBAC) 07/01/36	5.000%	1,075,000	1,136,813
Total			5,165,669
Refunded/Escrowed 2.2%
City of New Haven Unlimited General Obligation Bonds Series 2002C Escrowed to Maturity (NPFGC) 11/01/20	5.000%	10,000	10,140
Puerto Rico Public Finance Corp.(a) Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	450,000	622,404
Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	1,050,000	1,452,276
Total			2,084,820
Resource Recovery 1.6%
Connecticut Resources Recovery Authority Refunding Revenue Bonds American Fuel Co. Series 2001A-II AMT(b) 11/15/15	5.500%	1,500,000	1,517,505
Single Family 1.9%
Connecticut Housing Finance Authority(b) Revenue Bonds Housing Mortgage Finance Program Subordinated Series 2006A-1 AMT 11/15/36	4.875%	760,000	779,220
Subordinated Revenue Bonds Series 2012B-2 AMT 11/15/32	4.050%	1,000,000	1,022,470
Total			1,801,690
Special Non Property Tax 11.1%
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA-2(a) 07/01/35	5.300%	3,000,000	3,091,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Connecticut Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp.(a) 1st Subordinated Revenue Bonds Series 2010C
08/01/41	5.250%	500,000	528,290
Revenue Bonds 1st Subordinated Series 2009A 08/01/37	5.750%	1,500,000	1,656,645
State of Connecticut Refunding Special Tax Bonds Transportation Infrastructure Series 2004B (AMBAC) 07/01/18	5.250%	2,000,000	2,467,160
Territory of Guam(a) Revenue Bonds Section 30 Series 2009A 12/01/34	5.750%	2,150,000	2,412,408
Series 2011A 01/01/42	5.125%	330,000	367,072
Total			10,522,745
Special Property Tax 0.9%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	750,000	856,748
State Appropriated 6.9%
Connecticut State Health & Educational Facility Authority Revenue Bonds State Supported Child Care Series 2011
07/01/28	5.000%	1,030,000	1,169,318
07/01/29	5.000%	860,000	972,840
State of Connecticut Certificate of Participation Juvenile Training School Series 2001 12/15/25	4.750%	2,500,000	2,550,600
University of Connecticut Revenue Bonds Series 2009A 02/15/28	5.000%	500,000	597,675
Series 2010A 02/15/29	5.000%	1,000,000	1,197,410
Total			6,487,843

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 2.7%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/28	5.000%	750,000	846,660
State of Connecticut Unlimited General Obligation Bonds Series 2001C (AGM) 12/15/15	5.500%	1,500,000	1,731,765
Total			2,578,425
Water & Sewer 5.6%
Greater New Haven Water Pollution Control Authority Revenue Bonds Series 2008A (AGM) 11/15/28	4.750%	600,000	668,742
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/23	5.250%	1,000,000	1,302,060
20th Series 2007A (NPFGC) 08/01/24	5.250%	1,000,000	1,313,850
Revenue Bonds 20th Series 2005 (NPFGC) 08/01/30	5.000%	1,870,000	2,027,174
Total			5,311,826
Total Municipal Bonds (Cost: $79,194,830)			87,852,074

Floating Rate Notes 3.3%

Connecticut Housing Finance Authority Revenue Bonds VRDN Series 2010F-1(c) 11/15/35	0.220%	800,000	800,000
Connecticut State Health & Educational Facility Authority(c) Revenue Bonds Yale University VRDN Series 2001V-2 07/01/36	0.170%	800,000	800,000
Connecticut State Health & Educational Facility Authority(c)(d) Revenue Bonds Choate Rosemary Hall VRDN Series 2008D (JPMorgan Chase Bank) 07/01/37	0.210%	1,500,000	1,500,000
Total Floating Rate Notes (Cost: $3,100,000)			3,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Connecticut Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Money Market Funds 2.5%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(e)	500,005	500,005
JPMorgan Municipal Money Market Fund, 0.000%(e)	1,854,746	1,854,746
Total Money Market Funds (Cost: $2,354,751)		2,354,751
Total Investments (Cost: $84,649,581)		93,306,825
Other Assets & Liabilities, Net		1,104,742
Net Assets		94,411,567

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $10,130,265 or 10.73% of net assets.

(b)  Income from this security may be subject to alternative minimum tax.

(c)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on October 31, 2012.

(d)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Connecticut Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	87,852,074	—	87,852,074
Total Bonds	—	87,852,074	—	87,852,074
Short-Term Securities
Floating Rate Notes	—	3,100,000	—	3,100,000
Total Short-Term Securities	—	3,100,000	—	3,100,000
Other
Money Market Funds	2,354,751	—	—	2,354,751
Total Other	2,354,751	—	—	2,354,751
Investments in Securities	2,354,751	90,952,074	—	93,306,825

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Connecticut Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $84,649,581)	$93,306,825
Receivable for:
Capital shares sold	239,413
Interest	1,289,122
Expense reimbursement due from Investment Manager	1,465
Prepaid expenses	1,259
Trustees' deferred compensation plan	31,608
Total assets	94,869,692
Liabilities
Payable for:
Capital shares purchased	67,953
Dividend distributions to shareholders	265,800
Investment management fees	5,156
Distribution and service fees	3,746
Transfer agent fees	15,793
Administration fees	902
Compensation of board members	129
Chief compliance officer expenses	29
Other expenses	67,009
Trustees' deferred compensation plan	31,608
Total liabilities	458,125
Net assets applicable to outstanding capital stock	$94,411,567
Represented by
Paid-in capital	$85,177,779
Undistributed net investment income	262,903
Accumulated net realized gain	313,641
Unrealized appreciation (depreciation) on:
Investments	8,657,244
Total — representing net assets applicable to outstanding capital stock	$94,411,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Connecticut Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$74,187,378
Shares outstanding	9,007,289
Net asset value per share	$8.24
Maximum offering price per share(a)	$8.65
Class B
Net assets	$584,915
Shares outstanding	71,009
Net asset value per share	$8.24
Class C
Net assets	$11,811,052
Shares outstanding	1,433,857
Net asset value per share	$8.24
Class Z
Net assets	$7,828,222
Shares outstanding	951,537
Net asset value per share	$8.23

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Connecticut Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$780
Interest	4,122,723
Total income	4,123,503
Expenses:
Investment management fees	390,371
Distribution fees
Class B	5,308
Class C	89,263
Service fees
Class A	184,897
Class B	1,769
Class C	29,767
Transfer agent fees
Class A	94,817
Class B	973
Class C	15,259
Class Z	13,707
Administration fees	68,315
Compensation of board members	17,467
Custodian fees	3,164
Printing and postage fees	47,246
Registration fees	50,371
Professional fees	29,027
Other	4,580
Total expenses	1,046,301
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(208,486)
Fees waived by Distributor — Class C	(35,682)
Expense reductions	(160)
Total net expenses	801,973
Net investment income	3,321,530
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	358,085
Net realized gain	358,085
Net change in unrealized appreciation (depreciation) on:
Investments	5,241,506
Net change in unrealized appreciation (depreciation)	5,241,506
Net realized and unrealized gain	5,599,591
Net increase in net assets resulting from operations	$8,921,121

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Connecticut Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$3,321,530	$3,186,103
Net realized gain	358,085	698,124
Net change in unrealized appreciation (depreciation)	5,241,506	(1,238,343)
Net increase in net assets resulting from operations	8,921,121	2,645,884
Distributions to shareholders
Net investment income
Class A	(2,536,193)	(2,683,637)
Class B	(19,012)	(50,316)
Class C	(354,735)	(369,894)
Class Z	(405,348)	(83,208)
Net realized gains
Class A	(516,241)	(594,077)
Class B	(6,489)	(19,492)
Class C	(81,732)	(98,272)
Class Z	(67,149)	(19)
Total distributions to shareholders	(3,986,899)	(3,898,915)
Increase (decrease) in net assets from capital stock activity	(4,503,482)	(210,877)
Total increase (decrease) in net assets	430,740	(1,463,908)
Net assets at beginning of year	93,980,827	95,444,735
Net assets at end of year	$94,411,567	$93,980,827
Undistributed net investment income	$262,903	$256,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Connecticut Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	452,840	3,660,794	585,007	4,472,771
Distributions reinvested	260,446	2,095,050	270,923	2,047,754
Redemptions	(940,857)	(7,616,585)	(1,740,760)	(13,109,732)
Net decrease	(227,571)	(1,860,741)	(884,830)	(6,589,207)
Class B shares
Subscriptions	597	4,790	3,716	28,135
Distributions reinvested	1,933	15,455	4,841	36,420
Redemptions(a)	(57,296)	(459,371)	(241,989)	(1,820,736)
Net decrease	(54,766)	(439,126)	(233,432)	(1,756,181)
Class C shares
Subscriptions	161,090	1,306,250	145,694	1,105,102
Distributions reinvested	35,575	286,047	36,914	279,090
Redemptions	(221,002)	(1,800,598)	(337,484)	(2,515,782)
Net decrease	(24,337)	(208,301)	(154,876)	(1,131,590)
Class Z shares
Subscriptions	567,154	4,586,183	1,422,522	11,074,956
Distributions reinvested	58,392	469,822	10,643	83,045
Redemptions	(864,819)	(7,051,319)	(242,669)	(1,891,900)
Net increase (decrease)	(239,273)	(1,995,314)	1,190,496	9,266,101
Total net decrease	(545,947)	(4,503,482)	(82,642)	(210,877)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Connecticut Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.83		$7.89		$7.56		$6.95		$7.71
Income from investment operations:
Net investment income	0.28		0.28		0.28		0.27		0.28
Net realized and unrealized gain (loss)	0.46		(0.00	)(a)	0.33		0.63		(0.68)
Total from investment operations	0.74		0.28		0.61		0.90		(0.40)
Less distributions to shareholders:
Net investment income	(0.27)		(0.28)		(0.28)		(0.27)		(0.27)
Net realized gains	(0.06)		(0.06)		—		(0.02)		(0.09)
Total distributions to shareholders	(0.33)		(0.34)		(0.28)		(0.29)		(0.36)
Net asset value, end of period	$8.24		$7.83		$7.89		$7.56		$6.95
Total return	9.67%		3.85%		8.14%		13.18%		(5.36%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.00%		1.07%		1.05%		1.01%		0.99%
Net expenses after fees waived or expenses reimbursed(c)	0.79	%(d)	0.81	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	3.44	%(d)	3.74	%(d)	3.57	%(d)	3.67	%(d)	3.73	%(d)
Supplemental data
Net assets, end of period (in thousands)	$74,187		$72,272		$79,875		$75,465		$67,265
Portfolio turnover	14%		24%		17%		7%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Connecticut Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.83		$7.89		$7.56		$6.95		$7.71
Income from investment operations:
Net investment income	0.22		0.23		0.22		0.21		0.22
Net realized and unrealized gain (loss)	0.46		(0.00	)(a)	0.33		0.63		(0.67)
Total from investment operations	0.68		0.23		0.55		0.84		(0.45)
Less distributions to shareholders:
Net investment income	(0.21)		(0.23)		(0.22)		(0.21)		(0.22)
Net realized gains	(0.06)		(0.06)		—		(0.02)		(0.09)
Total distributions to shareholders	(0.27)		(0.29)		(0.22)		(0.23)		(0.31)
Net asset value, end of period	$8.24		$7.83		$7.89		$7.56		$6.95
Total return	8.85%		3.07%		7.34%		12.34%		(6.07%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.77%		1.83%		1.80%		1.76%		1.74%
Net expenses after fees waived or expenses reimbursed(c)	1.54	%(d)	1.57	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	2.70	%(d)	3.00	%(d)	2.85	%(d)	2.94	%(d)	2.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$585		$984		$2,835		$6,871		$10,860
Portfolio turnover	14%		24%		17%		7%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Connecticut Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.83		$7.89		$7.56		$6.95		$7.71
Income from investment operations:
Net investment income	0.24		0.25		0.24		0.24		0.25
Net realized and unrealized gain (loss)	0.47		(0.00	)(a)	0.33		0.63		(0.68)
Total from investment operations	0.71		0.25		0.57		0.87		(0.43)
Less distributions to shareholders:
Net investment income	(0.24)		(0.25)		(0.24)		(0.24)		(0.24)
Net realized gains	(0.06)		(0.06)		—		(0.02)		(0.09)
Total distributions to shareholders	(0.30)		(0.31)		(0.24)		(0.26)		(0.33)
Net asset value, end of period	$8.24		$7.83		$7.89		$7.56		$6.95
Total return	9.19%		3.37%		7.66%		12.67%		(5.79%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.75%		1.82%		1.80%		1.76%		1.74%
Net expenses after fees waived or expenses reimbursed(c)	1.24	%(d)	1.26	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	2.99	%(d)	3.29	%(d)	3.12	%(d)	3.22	%(d)	3.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,811		$11,413		$12,732		$12,311		$11,565
Portfolio turnover	14%		24%		17%		7%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Connecticut Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.82		$7.89		$7.98
Income from investment operations:
Net investment income	0.30		0.30		0.03
Net realized and unrealized gain (loss)	0.46		(0.01)		(0.09)
Total from investment operations	0.76		0.29		(0.06)
Less distributions to shareholders:
Net investment income	(0.29)		(0.30)		(0.03)
Net realized gains	(0.06)		(0.06)		—
Total distributions to shareholders	(0.35)		(0.36)		(0.03)
Net asset value, end of period	$8.23		$7.82		$7.89
Total return	9.96%		3.94%		(0.79%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.75%		0.82%		0.81	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.54	%(e)	0.54	%(e)	0.60	%(c)(e)
Net investment income	3.68	%(e)	3.90	%(e)	3.70	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$7,828		$9,311		$2
Portfolio turnover	14%		24%		17%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Connecticut Tax-Exempt Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Annual Report 2012
21

Columbia Connecticut Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible

Annual Report 2012
22

Columbia Connecticut Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.14
Class C	0.13
Class Z	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $160.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $48,118 for Class A, $916 for Class B, and $546 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Annual Report 2012
23

Columbia Connecticut Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Prior to March 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, distribution reclassifications and principle and/or interest of fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Ordinary income	$8,968	$5,921
Long-term capital gains	671,611	711,860
Tax return of capital	—	—
Tax-exempt Income	3,306,320	3,181,134
Total	$3,986,899	$3,898,915

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed short-term gain	$230,494
Undistributed tax-exempt income	535,985
Undistributed accumulated long-term gain	102,635
Unrealized appreciation	8,660,233

At October 31, 2012, the cost of investments for federal income tax purposes was $84,646,592 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,660,233
Unrealized depreciation	—
Net unrealized appreciation	$8,660,233

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $12,792,959 and $21,650,273, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, 2 unaffiliated shareholder accounts owned an aggregate of 31.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2012
24

Columbia Connecticut Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Tax-Exempt Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2012
25

Columbia Connecticut Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
26

Columbia Connecticut Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Connecticut Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

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27

Columbia Connecticut Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$133,971
Exempt-Interest Dividends	99.73%

Capital Gain Dividend — The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends — The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
28

Columbia Connecticut Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
29

Columbia Connecticut Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
30

Columbia Connecticut Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
31

Columbia Connecticut Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
32

Columbia Connecticut Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the first, ninety-ninth and first percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
33

Columbia Connecticut Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and third quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
34

Columbia Connecticut Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
35

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Annual Report 2012
36

Columbia Connecticut Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
37

Columbia Connecticut Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1011 D (12/12)

Annual Report

October 31, 2012

Columbia New York Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia New York Tax-Exempt Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia New York Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia New York Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia New York Tax-Exempt Fund (the Fund) Class A shares returned 10.90% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund outperformed its benchmarks, the broader Barclays Municipal Bond Index and the Barclays New York Municipal Bond Index, which returned 9.03% and 8.26%, respectively, for the same period, as well as the average return of the funds in its peer group, the Lipper New York Municipal Debt Funds Classification, which returned 9.94% for the same 12 months.

>  The Fund's credit-quality and interest-rate positioning aided performance, as did security selection.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	09/26/86
Excluding sales charges		10.90	6.16	5.18
Including sales charges		5.67	5.14	4.67
Class B	08/04/92
Excluding sales charges		10.08	5.37	4.40
Including sales charges		5.08	5.05	4.40
Class C	08/01/97
Excluding sales charges		10.41	5.69	4.71
Including sales charges		9.41	5.69	4.71
Class Z*	09/01/11	11.19	6.23	5.21
Barclays Municipal Bond Index		9.03	6.02	5.24
Barclays New York Municipal Bond Index		8.26	5.91	5.14
Lipper New York Municipal Debt Funds Classification		9.94	5.10	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays New York Municipal Bond Index is a market-capitalization-weighted index of New York investment grade bonds with maturity of one year or more.

The Lipper New York Municipal Debt Funds Classification is a calculation of average total returns of mutual funds that limit assets to those securities exempt from taxation in the state of New York.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia New York Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 10.90%, beating the broader Barclays Municipal Bond Index and the Barclays New York Municipal Bond Index, which returned 9.03% and 8.26%, respectively. The Fund also outperformed the 9.94% average return of its peer group, the Lipper New York Municipal Debt Funds Classification. Overweights in longer-maturity, more interest-rate sensitive issues and higher-yielding, lower-quality investment-grade bonds helped relative results, as did security selection.

Municipal Bonds Rally as Yields Fall

Market conditions were favorable for municipal bonds over the 12-month period. Although sovereign debt problems in Europe created global economic uncertainty, the U.S. economic outlook improved, with modest gains in employment, manufacturing and housing by period end. Tax collections rose in many states, while governments continued to make difficult budget decisions to improve their fiscal outlooks. Investor demand for tax-exempt securities remained strong, helping to drive municipal bond yields down and prices up across all maturities. With interest rates declining to near all-time lows, investors sought the higher yields offered by bonds with maturities of 15 or more years and those with credit ratings of A or lower. Longer-term and lower-quality issues outperformed shorter-term and higher quality bonds by a sizable margin. Top performing sectors included industrial development/pollution control revenue, hospitals and leasing, all of which posted returns of 10% or more.

Gains from Long Maturity and Lower Credit Quality Bias

The Fund had an above-average sensitivity to interest rate changes with an overweight in longer-maturity bonds, which saw the biggest drop in yields and most sizable price increases across the maturity spectrum. In addition, long-term bond prices gained from a confluence of strong demand and decreased supply, which occurred as many issuers retired older, longer-maturity debt with higher interest costs and refunded with new lower-rate, intermediate-maturity securities. An overweight in lower quality investment grade issues, notably hospital bonds, further aided results as credit spreads — the difference between yields on high- and low-quality bonds — tightened. Strong security selection in the hospital, transportation, education and electric sectors also helped results. By contrast, an overweight in housing bonds, underweights in the strong-performing tobacco and industrial development revenue/pollution control revenue sectors and a small cash position detracted from relative returns.

Shifts in Sector Weights and Credit Quality

To help increase the Fund's yield and total return potential, we boosted exposure to lower quality A rated securities and trimmed higher quality AA rated issues. In particular, we added to hospitals, special tax and transportation sectors, while we reduced stakes in state-appropriated debt and higher quality pre-refunded debt. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off old, higher-rate issues. The proceeds from the sale are invested into an escrow account (typically short-term government securities), which generates interest that is used to pay the interest on the original bonds until they are called or mature.

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2012)
AAA rating	3.9
AA rating	41.9
A rating	34.9
BBB rating	13.2
Non-investment grade	2.1
Not rated	4.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Going forward, we will be closely monitoring what happens with the automatic federal spending cuts and tax increases scheduled for January 1, 2013. An increase in the taxes paid by high-income earners, for example, could boost demand for municipal bonds, while potential elimination of the sector's tax-exempt status could pressure municipal returns. As long as credit spreads are expected to tighten and short-term interest rates are projected to remain low, the Fund will likely maintain a longer-maturity and lower quality bias within the investment grade universe.

At period end, New York's general obligation debt carried a Aa2 credit rating from Moody's and a AA rating from Standard & Poor's. In late August, Standard & Poor's revised its outlook for New York to "positive," up from "stable," stirring hope of a future upgrade. The revision reflected an improved fiscal outlook for the state, thanks to spending cuts, a new tax on millionaires, a hike in public college tuitions and slowly improving tax revenues. However, New York's economy could face new pressures if financial regulatory reform leads to layoffs on Wall Street, the European banking crisis spreads to U.S. banks or the federal government slashes defense spending. Our expectation is that credit downgrades could continue to outpace upgrades, but the rate of defaults could be relatively benign. As always, the Fund's security selection and sector positioning will rely heavily on the proprietary credit research generated by our in-house team of analysts.

Annual Report 2012
5

Columbia New York Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.20	1,021.17	4.06	4.01	0.79
Class B	1,000.00	1,000.00	1,041.20	1,017.39	7.90	7.81	1.54
Class C	1,000.00	1,000.00	1,042.80	1,018.90	6.37	6.29	1.24
Class Z	1,000.00	1,000.00	1,046.60	1,022.42	2.78	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia New York Tax-Exempt Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 4.1%
New York City Industrial Development Agency(a) Refunding Revenue Bonds TRIPS Senior Series 2012A AMT 07/01/28	5.000%	2,000,000	2,121,040
Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/15	5.500%	1,500,000	1,628,745
New York City Industrial Development Agency(a)(b) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/24	5.500%	2,000,000	2,139,880
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	2,000,000	2,333,980
Total			8,223,645
Assisted Living 1.2%
Huntington Housing Authority Revenue Bonds Gurwin Jewish Senior Residences Series 1999A 05/01/19	5.875%	1,140,000	1,141,755
Mount Vernon Industrial Development Agency Revenue Bonds Wartburg Senior Housing, Inc. - Meadowview Series 1999 06/01/19	6.150%	695,000	695,980
06/01/29	6.200%	615,000	615,449
Total			2,453,184
Disposal 0.3%
Seneca County Industrial Development Agency Revenue Bonds Seneca Meadows, Inc. Project Series 2005 AMT(a)(b)(c) 10/01/35	6.625%	500,000	505,915
Higher Education 14.9%
Dutchess County Local Development Corp. Refunding Revenue Bonds Marist College Project Series 2012A 07/01/21	5.000%	675,000	814,522
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/25	5.000%	295,000	350,439

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Industrial Development Agency Refunding Revenue Bonds New York Institute of Technology Project Series 2000A 03/01/26	4.750%	1,210,000	1,326,172
New York City Trust for Cultural Resources Revenue Bonds 01/01/34	5.000%	375,000	438,818
Revenue Bonds Juilliard School Series 2009A 01/01/39	5.000%	500,000	577,065
New York State Dormitory Authority Revenue Bonds Consolidated City University System Series 1993A 07/01/13	5.750%	820,000	849,258
Consolidated City University System 5th General Resolution Series 2008B 07/01/27	5.000%	1,000,000	1,129,600
Cornell University Series 2006A 07/01/31	5.000%	1,000,000	1,131,860
Series 2009A 07/01/27	5.000%	1,000,000	1,173,730
07/01/39	5.000%	500,000	572,540
Culinary Institute of America Series 2012 07/01/34	5.000%	350,000	385,182
Manhattan Marymount College Series 2009 07/01/29	5.250%	1,500,000	1,605,060
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	1,000,000	1,105,850
New York University-Independent School District Series 2001-1 (AMBAC) 07/01/40	5.500%	1,000,000	1,365,000
Pratt Institute Series 2009C (AGM) 07/01/39	5.125%	1,000,000	1,102,710
Rochester Institute of Technology Series 2008A 07/01/33	6.000%	1,000,000	1,176,880
St. John's University Series 2007A (NPFGC) 07/01/32	5.250%	1,000,000	1,100,460
Series 2007C (NPFGC) 07/01/26	5.250%	1,205,000	1,519,493
Series 2012A 07/01/27	5.000%	240,000	284,213
State University Dormitory Facilities Series 2011A 07/01/31	5.000%	1,000,000	1,177,480
Teacher's College Series 2009 03/01/39	5.500%	500,000	565,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
The New School Series 2010 07/01/40	5.500%	1,500,000	1,719,660
University of Rochester Series 2009A 07/01/39	5.125%	2,250,000	2,531,070
Yeshiva University Series 2001 (AMBAC) 07/01/30	5.000%	75,000	75,120
New York State Dormitory Authority(d) Revenue Bonds NYSARC, Inc. Series 2012A 07/01/22	5.000%	890,000	1,073,651
Niagara Area Development Corp. Revenue Bonds Niagra University Project Series 2012A 05/01/35	5.000%	500,000	549,145
Seneca County Industrial Development Agency Revenue Bonds New York Chiropractic College Series 2007 10/01/27	5.000%	750,000	794,130
St. Lawrence County Industrial Development Agency Revenue Bonds Clarkson University Project Series 2007 07/01/31	5.000%	1,000,000	1,070,240
Town of Hempstead Local Development Corp. Revenue Bonds Molloy College Project Series 2009 07/01/39	5.750%	1,000,000	1,142,280
Yonkers Industrial Development Agency Revenue Bonds Sarah Lawrence College Project Series 2001A 06/01/29	6.000%	1,000,000	1,147,100
Total			29,853,853
Hospital 19.2%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	2,000,000	2,237,860
Build NYC Resource Corp. Revenue Bonds Royal Charter Properties Series 2012 (AGM) 12/15/32	4.750%	2,000,000	2,160,080

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monroe County Industrial Development Corp. Revenue Bonds Unity Hospital-Rochester Project Series 2010 (FHA) 08/15/35	5.750%	2,000,000	2,440,260
New York State Dormitory Authority Revenue Bonds Kaleida Health Series 2006 (FHA) 02/15/35	4.700%	1,000,000	1,041,250
Memorial Sloan-Kettering Cancer Center Series 2012 07/01/34	5.000%	1,470,000	1,716,872
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	2,275,000	2,574,481
Series 2011A 07/01/41	5.000%	2,000,000	2,181,880
NYU Hospital Center Series 2007B 07/01/37	5.625%	1,000,000	1,098,390
New York Hospital Medical Center Series 2007 (FHA) 02/15/37	4.750%	975,000	1,013,249
New York University Hospital Center Series 2006A 07/01/20	5.000%	500,000	558,325
Series 2007B 07/01/24	5.250%	640,000	701,664
Series 2011A 07/01/31	5.750%	800,000	940,656
North Shore Long Island Jewish Series 2009A 05/01/37	5.500%	2,000,000	2,288,200
North Shore-Long Island Jewish Series 2011A 05/01/41	5.000%	1,500,000	1,659,540
North Shore-Long Island Jewish Obligation Group Series 2007A 05/01/32	5.000%	1,000,000	1,069,260
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,900,000	2,119,279
Sloan-Kettering Memorial Center Series 2006-1 07/01/35	5.000%	1,000,000	1,105,290
University of Rochester Series 2007B 07/01/27	5.000%	1,000,000	1,127,880
Vassar Brothers Hospital Series 1997 (AGM) 07/01/25	5.375%	1,500,000	1,505,415
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/32	5.250%	500,000	530,835

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Suffolk County Economic Development Corp. Revenue Bonds Catholic Health Services Series 2011 07/01/28	5.000%	3,500,000	4,004,735
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	1,850,000	2,200,520
Series 2011A 11/01/30	5.000%	2,000,000	2,223,380
Total			38,499,301
Human Service Provider 0.5%
Dutchess County Local Development Corp. Revenue Bonds Anderson Center Services, Inc. Project Series 2010 10/01/30	6.000%	1,000,000	1,058,640
Independent Power 0.5%
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	1,000,000	1,000,060
Investor Owned 0.7%
New York State Energy Research & Development Authority Revenue Bonds Series 1993(b) 04/01/20	12.079%	1,500,000	1,508,310
Local Appropriation 1.7%
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A 02/15/47	5.750%	2,000,000	2,361,360
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Court Facilities Series 1998(e) 08/01/19	0.000%	1,200,000	1,079,676
Total			3,441,036
Local General Obligation 3.8%
City of New York Unlimited General Obligation Bonds Series 2010B 08/01/21	5.000%	500,000	610,460
Subordinated Series 2009I-1 04/01/27	5.125%	1,500,000	1,796,925

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Syracuse Unlimited General Obligation Bonds Airport Terminal Security Access Improvement Series 2011 AMT(a) 11/01/36	5.000%	1,750,000	1,892,170
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/15	6.000%	1,250,000	1,371,975
Mount Sinai Union Free School District Unlimited General Obligation Refunding Bonds Series 1992 (AMBAC) 02/15/19	6.200%	1,005,000	1,304,781
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/24	5.000%	500,000	620,055
Total			7,596,366
Multi-Family 2.1%
Housing Development Corp. Revenue Bonds Gateway Apartments Series 2009A 09/15/25	4.500%	165,000	176,883
Series 2009C-1 11/01/34	5.500%	500,000	551,125
Series 2009M 11/01/45	5.150%	1,250,000	1,341,175
Onondaga Civic Development Corp. Revenue Bonds Upstate Properties Development, Inc. Series 2011 12/01/41	5.250%	1,945,000	2,159,864
Total			4,229,047
Municipal Power 2.2%
Long Island Power Authority Revenue Bonds Series 2008A 05/01/33	6.000%	1,000,000	1,206,780
Series 2009A 04/01/23	5.000%	750,000	885,360
Series 2012A 09/01/37	5.000%	2,000,000	2,274,440
Total			4,366,580
Nursing Home 0.4%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007 01/01/40	5.200%	750,000	721,672

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 0.3%
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	550,000	577,198
Other Industrial Development Bond 2.3%
New York State Energy Research & Development Authority Revenue Bonds Brooklyn Union Gas Co. Project Series 1996 (NPFGC) 01/01/21	5.500%	2,000,000	2,007,560
Onondaga County Industrial Development Agency Revenue Bonds Bristol-Meyers Squibb Co. Project Series 1994 AMT(a) 03/01/24	5.750%	2,000,000	2,525,780
Total			4,533,340
Pool/Bond Bank 3.6%
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2009C (AGM) 10/01/36	5.125%	1,000,000	1,121,200
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-Pooled Financing Series 2005B 04/15/35	5.500%	1,000,000	1,437,290
Series 2009A 06/15/34	5.000%	4,000,000	4,755,840
Total			7,314,330
Ports 3.5%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 85th Series 1993 03/01/28	5.375%	2,000,000	2,518,960
Consolidated 93rd Series 1994 06/01/94	6.125%	2,250,000	2,805,975
Port Authority of New York & New Jersey(a) Revenue Bonds Consolidated 143rd Series 2006 (AGM) AMT 10/01/21	5.000%	1,000,000	1,109,110
Consolidated 147th Series 2007 (NPFGC/FGIC) AMT 10/15/26	5.000%	500,000	543,585
Total			6,977,630

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prep School 0.7%
New York City Industrial Development Agency Revenue Bonds Marymont School of New York Project Series 2001 (ACA) 09/01/21	5.125%	575,000	581,825
New York State Dormitory Authority Revenue Bonds Convent-Sacred Heart Series 2011 (AGM) 11/01/35	5.625%	750,000	891,173
Total			1,472,998
Recreation 1.6%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	567,670
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/24	5.000%	500,000	518,990
Yankee Stadium Pilot Series 2009 (AGM) 03/01/49	7.000%	250,000	306,503
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/31	5.000%	750,000	867,022
Revenue Bonds Lincoln Center Series 2008C 12/01/18	5.250%	750,000	909,397
Total			3,169,582
Refunded/Escrowed 3.0%
Greece Central School District Unlimited General Obligation Bonds Series 1992 (FGIC) 06/15/16	6.000%	500,000	599,825
New York State Dormitory Authority Revenue Bonds Brooklyn Law School Series 2003B (XLCA) 07/01/30	5.125%	2,000,000	2,063,380
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	1,800,000	2,371,122

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds Series 2002B 11/15/29	5.125%	1,000,000	1,001,900
Total			6,036,227
Retirement Communities 2.6%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village Series 2008A 07/01/28	6.750%	500,000	525,440
07/01/40	6.875%	250,000	260,838
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/29	5.000%	1,000,000	1,091,880
Suffolk County Economic Development Corp. Refunding Revenue Bonds Peconic Landing Southold Series 2010 12/01/40	6.000%	1,225,000	1,366,757
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	1,335,000	1,369,830
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42	6.000%	1,000,000	697,440
Total			5,312,185
Single Family 0.9%
New York Mortgage Agency(a) Revenue Bonds Homeowner Mortgage Series 1998-69 AMT 10/01/28	5.500%	235,000	235,313
Series 2007-140 AMT 10/01/21	4.600%	500,000	525,370
Series 2007-148 AMT 10/01/32	5.200%	970,000	1,027,230
Total			1,787,913
Special Non Property Tax 10.9%
Metropolitan Transportation Authority Revenue Bonds Series 2009A 11/15/26	5.300%	700,000	821,667
Series 2009B 11/15/34	5.000%	4,500,000	5,085,495

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Interim Finance Authority Revenue Bonds Secured Sales Tax Series 2009A 11/15/24	5.000%	250,000	293,370
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-3 01/15/22	5.000%	1,000,000	1,182,850
Series 2009S-5 01/15/32	5.000%	1,000,000	1,137,300
New York City Transitional Finance Authority Subordinated Revenue Bonds Future Tax Secured Series 2007B 11/01/26	5.000%	1,035,000	1,195,477
New York State Dormitory Authority Refunding Revenue Bonds General Purpose Series 2012A 06/15/31	5.000%	2,250,000	2,703,398
Revenue Bonds Education Series 2008B 03/15/36	5.750%	500,000	620,090
Series 2009A 03/15/28	5.000%	1,545,000	1,849,581
Series 2009A 02/15/34	5.000%	1,400,000	1,661,842
New York State Thruway Authority Revenue Bonds Series 2005A (NPFGC) 04/01/25	5.000%	500,000	546,095
Series 2009A-1 04/01/29	5.000%	1,000,000	1,151,820
New York State Urban Development Corp. Revenue Bonds State Personal Income Tax Series 2009B-1 03/15/36	5.000%	1,500,000	1,723,845
Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(f) 08/01/41	5.250%	1,750,000	1,849,015
Total			21,821,845
State Appropriated 3.0%
Erie County Industrial Development Agency (The) Revenue Bonds School District Buffalo Project Series 2011A 05/01/32	5.250%	1,000,000	1,164,450
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Local Government Assistance Corp. Refunding Revenue Bonds Senior Lien Series 2007A 04/01/19	5.000%	1,000,000	1,179,440
New York State Dormitory Authority Revenue Bonds Consolidated City University Systems 2nd Generation Series 1993A 07/01/20	6.000%	2,000,000	2,499,080
State University Educational Facilities Series 2000C (AGM) 05/15/17	5.750%	1,000,000	1,213,710
Total			6,056,680
Student Loan —%
New York Mortgage Agency Revenue Bonds New York State Higher Education Finance Series 2009 11/01/26	4.750%	75,000	82,354
Transportation 4.0%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/23	5.250%	1,250,000	1,570,200
Series 2005F 11/15/35	5.000%	500,000	538,615
Series 2006A 11/15/22	5.000%	750,000	855,450
Series 2010D 11/15/34	5.000%	1,350,000	1,513,917
Series 2011D 11/15/36	5.000%	1,000,000	1,126,920
Series 2012E 11/15/31	5.000%	2,000,000	2,321,900
Total			7,927,002
Turnpike/Bridge/Toll Road 2.2%
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/32	5.000%	2,000,000	2,327,120
Series 2005F (AMBAC) 01/01/25	5.000%	2,000,000	2,169,660
Total			4,496,780
Water & Sewer 5.0%
Great Neck North Water Authority Revenue Bonds Series 2008 01/01/33	5.000%	690,000	766,383

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Municipal Water Finance Authority Revenue Bonds Fiscal 2009 Series 2008A 06/15/40	5.750%	1,000,000	1,202,630
Series 2008CC 06/15/34	5.000%	3,500,000	4,021,710
Series 2009EE 06/15/40	5.250%	500,000	581,700
Series 2009FF-2 06/15/40	5.500%	1,000,000	1,198,340
Series 2012FF 06/15/33	5.000%	1,000,000	1,175,190
Rensselaer County Water Service & Sewer Authority Revenue Bonds Water Service Series 2008 09/01/38	5.250%	1,000,000	1,094,330
Total			10,040,283
Total Municipal Bonds (Cost: $170,091,254)			191,063,956

Floating Rate Notes 2.0%

City of New York Unlimited General Obligation Bonds VRDN Series 1995F-6 (JPMorgan Chase Bank)(b) 02/15/18	0.210%	2,000,000	2,000,000
Triborough Bridge & Tunnel Authority Revenue Bonds General VRDN Series 2005B-2C (U.S. Bank)(b) 01/01/32	0.170%	2,000,000	2,000,000
Total Floating Rate Notes (Cost: $4,000,000)			4,000,000

Money Market Funds 2.1%

	Shares	Value ($)
Dreyfus New York AMT-Free Municipal Money Market Fund, 0.000%(g)	1,104,868	1,104,868
JPMorgan Tax Free Money Market Fund, 0.000%(g)	3,054,617	3,054,617
Total Money Market Funds (Cost: $4,159,485)		4,159,485
Total Investments (Cost: $178,250,739)		199,223,441
Other Assets & Liabilities, Net		1,347,196
Net Assets		200,570,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $505,915 or 0.25% of net assets.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  Zero coupon bond.

(f)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $1,849,015 or 0.92% of net assets.

(g)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	191,063,956	—	191,063,956
Total Bonds	—	191,063,956	—	191,063,956
Short-Term Securities
Floating Rate Notes	—	4,000,000	—	4,000,000
Total Short-Term Securities	—	4,000,000	—	4,000,000
Other
Money Market Funds	4,159,485	—	—	4,159,485
Total Other	4,159,485	—	—	4,159,485
Total	4,159,485	195,063,956	—	199,223,441

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia New York Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $178,250,739)	$199,223,441
Receivable for:
Capital shares sold	475,689
Interest	2,879,878
Expense reimbursement due from Investment Manager	3,213
Trustees' deferred compensation plan	26,816
Total assets	202,609,037
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,073,118
Capital shares purchased	191,307
Dividend distributions to shareholders	589,872
Investment management fees	10,943
Distribution and service fees	8,191
Transfer agent fees	29,978
Administration fees	1,915
Compensation of board members	3,634
Chief compliance officer expenses	56
Other expenses	102,570
Trustees' deferred compensation plan	26,816
Total liabilities	2,038,400
Net assets applicable to outstanding capital stock	$200,570,637
Represented by
Paid-in capital	$178,641,115
Undistributed net investment income	315,040
Accumulated net realized gain	641,780
Unrealized appreciation (depreciation) on:
Investments	20,972,702
Total — representing net assets applicable to outstanding capital stock	$200,570,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia New York Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$177,945,427
Shares outstanding	22,932,849
Net asset value per share	$7.76
Maximum offering price per share(a)	$8.15
Class B
Net assets	$1,390,318
Shares outstanding	179,238
Net asset value per share	$7.76
Class C
Net assets	$20,239,802
Shares outstanding	2,609,200
Net asset value per share	$7.76
Class Z
Net assets	$995,090
Shares outstanding	128,251
Net asset value per share	$7.76

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia New York Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$246
Interest	8,614,349
Total income	8,614,595
Expenses:
Investment management fees	768,227
Distribution fees
Class B	14,240
Class C	136,252
Service fees
Class A	428,826
Class B	4,747
Class C	45,436
Transfer agent fees
Class A	182,472
Class B	2,190
Class C	19,624
Class Z	535
Administration fees	134,440
Compensation of board members	24,158
Custodian fees	5,126
Printing and postage fees	66,255
Registration fees	47,659
Professional fees	46,131
Other	15,015
Total expenses	1,941,333
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(275,120)
Fees waived by Distributor — Class C	(54,467)
Expense reductions	(300)
Total net expenses	1,611,446
Net investment income	7,003,149
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,469,883
Net realized gain	1,469,883
Net change in unrealized appreciation (depreciation) on:
Investments	11,251,561
Net change in unrealized appreciation (depreciation)	11,251,561
Net realized and unrealized gain	12,721,444
Net increase in net assets resulting from operations	$19,724,593

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia New York Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011(a)
Operations
Net investment income	$7,003,149	$4,456,556
Net realized gain	1,469,883	557,401
Net change in unrealized appreciation (depreciation)	11,251,561	1,031,575
Net increase in net assets resulting from operations	19,724,593	6,045,532
Distributions to shareholders
Net investment income
Class A	(6,306,480)	(3,955,675)
Class B	(55,711)	(103,319)
Class C	(585,801)	(425,671)
Class Z	(17,711)	(34)
Net realized gains
Class A	(267,207)	(80,083)
Class B	(3,562)	(5,958)
Class C	(27,350)	(13,363)
Class Z	(8)	—
Total distributions to shareholders	(7,263,830)	(4,584,103)
Increase (decrease) in net assets from capital stock activity	6,333,234	111,487,203
Total increase in net assets	18,793,997	112,948,632
Net assets at beginning of year	181,776,640	68,828,008
Net assets at end of year	$200,570,637	$181,776,640
Undistributed net investment income	$315,040	$322,679

(a) Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia New York Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,154,954	16,316,878	1,416,525	10,057,117
Fund merger	—	—	15,425,984	109,863,826
Distributions reinvested	656,913	4,974,218	373,324	2,661,888
Redemptions	(2,362,750)	(17,887,399)	(2,207,714)	(15,646,941)
Net increase	449,117	3,403,697	15,008,119	106,935,890
Class B shares
Subscriptions	7,319	55,458	2,638	18,448
Fund merger	—	—	153,991	1,096,096
Distributions reinvested	4,754	35,836	8,764	61,562
Redemptions	(135,943)	(1,032,617)	(480,574)	(3,366,812)
Net decrease	(123,870)	(941,323)	(315,181)	(2,190,706)
Class C shares
Subscriptions	725,014	5,461,336	150,723	1,073,119
Fund merger	—	—	1,033,183	7,354,989
Distributions reinvested	52,599	398,568	32,912	233,321
Redemptions	(393,145)	(2,960,844)	(272,441)	(1,924,444)
Net increase	384,468	2,899,060	944,377	6,736,985
Class Z shares
Subscriptions	128,984	982,563	689	5,000
Distributions reinvested	2,286	17,613	5	34
Redemptions	(3,713)	(28,376)	—	—
Net increase	127,557	971,800	694	5,034
Total net increase	837,272	6,333,234	15,638,009	111,487,203

(a) Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia New York Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.27		$7.34		$7.25		$6.55		$7.49
Income from investment operations:
Net investment income	0.28		0.29		0.30		0.31		0.31
Net realized and unrealized gain (loss)	0.50		(0.06	)(a)	0.31		0.78		(0.87)
Total from investment operations	0.78		0.23		0.61		1.09		(0.56)
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.34)		(0.30)		(0.30)
Net realized gains	(0.01)		(0.01)		(0.18)		(0.09)		(0.08)
Total distributions to shareholders	(0.29)		(0.30)		(0.52)		(0.39)		(0.38)
Net asset value, end of period	$7.76		$7.27		$7.34		$7.25		$6.55
Total return	10.90%		3.40%		8.86%		17.24%		(7.86%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.93%		1.02%		1.12%		1.09%		1.08%
Net expenses after fees waived or expenses reimbursed(c)	0.79	%(d)	0.82	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	3.70	%(d)	4.04	%(d)	4.11	%(d)	4.47	%(d)	4.29	%(d)
Supplemental data
Net assets, end of period (in thousands)	$177,945		$163,405		$54,888		$50,469		$42,819
Portfolio turnover	24%		22%		9%		20%		17%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.27		$7.34		$7.25		$6.55		$7.49
Income from investment operations:
Net investment income	0.22		0.24		0.24		0.25		0.26
Net realized and unrealized gain (loss)	0.50		(0.06	)(a)	0.32		0.78		(0.88)
Total from investment operations	0.72		0.18		0.56		1.03		(0.62)
Less distributions to shareholders:
Net investment income	(0.22)		(0.24)		(0.29)		(0.24)		(0.24)
Net realized gains	(0.01)		(0.01)		(0.18)		(0.09)		(0.08)
Total distributions to shareholders	(0.23)		(0.25)		(0.47)		(0.33)		(0.32)
Net asset value, end of period	$7.76		$7.27		$7.34		$7.25		$6.55
Total return	10.08%		2.62%		8.05%		16.38%		(8.54%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.70%		1.87%		1.87%		1.84%		1.83%
Net expenses after fees waived or expenses reimbursed(c)	1.54	%(d)	1.60	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	2.95	%(d)	3.38	%(d)	3.38	%(d)	3.73	%(d)	3.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,390		$2,202		$4,540		$8,217		$10,084
Portfolio turnover	24%		22%		9%		20%		17%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.27		$7.34		$7.25		$6.55		$7.49
Income from investment operations:
Net investment income	0.25		0.26		0.26		0.28		0.28
Net realized and unrealized gain (loss)	0.50		(0.06	)(a)	0.32		0.78		(0.87)
Total from investment operations	0.75		0.20		0.58		1.06		(0.59)
Less distributions to shareholders:
Net investment income	(0.25)		(0.26)		(0.31)		(0.27)		(0.27)
Net realized gains	(0.01)		(0.01)		(0.18)		(0.09)		(0.08)
Total distributions to shareholders	(0.26)		(0.27)		(0.49)		(0.36)		(0.35)
Net asset value, end of period	$7.76		$7.27		$7.34		$7.25		$6.55
Total return	10.41%		2.95%		8.37%		16.72%		(8.27%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.68%		1.82%		1.87%		1.84%		1.83%
Net expenses after fees waived or expenses reimbursed(c)	1.24	%(d)	1.28	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	3.24	%(d)	3.64	%(d)	3.66	%(d)	4.02	%(d)	3.84	%(d)
Supplemental data
Net assets, end of period (in thousands)	$20,240		$16,164		$9,401		$9,031		$8,319
Portfolio turnover	24%		22%		9%		20%		17%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011(a)
Per share data
Net asset value, beginning of period	$7.27		$7.25
Income from investment operations:
Net investment income	0.30		0.05
Net realized and unrealized gain	0.50		0.02
Total from investment operations	0.80		0.07
Less distributions to shareholders:
Net investment income	(0.30)		(0.05)
Net realized gains	(0.01)		—
Total distributions to shareholders	(0.31)		(0.05)
Net asset value, end of period	$7.76		$7.27
Total return	11.19%		0.96%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.66%		0.61	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.54	%(e)	0.52	%(c)
Net investment income	3.90	%(e)	4.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$995		$5
Portfolio turnover	24%		22%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 (commencement of operations) to October 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia New York Tax-Exempt Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other

Annual Report 2012
24

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2012
25

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended October 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.12
Class C	0.11
Class Z	0.12

In connection with the acquisition of Seligman New York Municipal Fund (see Note 8), the Fund assumed the assets and obligations of Seligman New York Municipal Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund's total potential future obligation over the life of the Guaranty is $82,272. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $41,341 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $300.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $162,976 for Class A, $1,249 for Class B and $1,378 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

Annual Report 2012
26

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

(excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, market discount, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(45,085)
Accumulated net realized gain	(10,288)
Paid-in capital	55,373

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Tax-exempt income	$6,960,213	$4,484,699
Ordinary income	5,490	53,528
Long-term capital gains	298,127	45,876
Total	7,263,830	4,584,103

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$355,465
Undistributed tax-exempt income	696,040
Undistributed accumulated long-term gain	688,134
Unrealized appreciation	20,808,401

At October 31, 2012, the cost of investments for federal income tax purposes was $178,340,421 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,206,788
Unrealized depreciation	(323,768)
Net unrealized appreciation	20,883,020

For the year ended October 31, 2012, $174,547 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $46,535,118 and $45,146,952, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 20.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2012
27

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource New York Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, and Seligman New York Municipal Fund, a series of Seligman Municipal Series, Inc. The mergers were completed after shareholders of the acquired funds approved the plan on February 15, 2011.

The aggregate net assets of the Fund immediately before the acquisitions were $62,703,788 and the combined net assets immediately after the acquisitions were $181,018,699.

The acquisitions were accomplished by a tax-free exchange of 9,512,113 shares of RiverSource New York Tax-Exempt Fund valued at $46,900,979 (including unrealized appreciation of $1,132,099) and 9,034,756 shares of Seligman New York Municipal Fund valued at $71,413,932 (including unrealized appreciation of $2,655,052).

In exchange for shares of RiverSource New York Tax-Exempt Fund and Seligman New York Municipal Fund, the Fund issued the following number of shares:

	RiverSource New York Tax-Exempt Fund	Seligman New York Municipal Fund
Class A	6,311,058	9,114,926
Class B	153,991	—
Class C	121,288	911,895

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource New York Tax-Exempt Fund and Seligman New York Municipal Fund's cost of investments were carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource New York Tax-Exempt Fund and Seligman New York Municipal Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on November 1, 2010, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $7.4 million, $1.1million, $(3.5) million and $5.0 million, respectively.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Annual Report 2012
28

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
29

Columbia New York Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodians, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
30

Columbia New York Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$738,398
Exempt-Interest Dividends	99.92%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
31

Columbia New York Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
32

Columbia New York Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
33

Columbia New York Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
34

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia New York Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
35

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the eighth, twenty third and ninth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
36

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and third quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
37

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
38

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Annual Report 2012
40

Columbia New York Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia New York Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1021 D (12/12)

Annual Report

October 31, 2012

Columbia Connecticut Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Connecticut Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Connecticut Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Board Consideration and Approval of Advisory Agreement	34
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Connecticut Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Connecticut Intermediate Municipal Bond Fund (the Fund) Class A shares returned 6.36% for the 12-month period that ended October 31, 2012.

>  The Fund trailed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 7.68% for the same time period.

>  The Fund's investments in shorter-maturity securities detracted from results. Performance relative to the nationally-focused benchmark also was held back by the generally lower yields available from Connecticut AAA and A rated debt. Security selection in the hospital and education sectors helped performance.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/18/02
Excluding sales charges		6.36	4.60	3.65
Including sales charges		2.89	3.90	3.14
Class B*	11/18/02
Excluding sales charges		5.56	3.82	2.87
Including sales charges		2.56	3.82	2.87
Class C*	11/18/02
Excluding sales charges		5.94	4.18	3.24
Including sales charges		4.94	4.18	3.24
Class T	06/26/00
Excluding sales charges		6.47	4.71	3.76
Including sales charges		1.39	3.69	3.25
Class Z	08/01/94	6.63	4.86	3.91
Barclays 3-15 Year Blend Municipal Bond Index		7.68	6.11	5.05

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Connecticut Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2012
3

Columbia Connecticut Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 6.36% excluding sales charges. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 7.68% for the same time period. The Fund's exposure to shorter-maturity securities detracted from relative results at a time when the longer end of the intermediate maturity range outperformed. In addition, the Fund had more exposure than the index to A rated bonds and was equally weighted in AAA rated securities, which detracted from returns as both groups offered lower yields than comparably-rated securities outside Connecticut. However, security selection in both the hospital and education sectors helped relative performance, as did an overweight in both sectors.

Key Industries Hold Back Recovery in Connecticut

Connecticut's economic rebound has been slowed by weak job growth in major industries, notably financial services and aerospace. Growth also has been held back by weakness in the housing market and in the construction industry. Reduced government spending further dampened the economic expansion in the state. Against this backdrop, investor demand for tax-advantaged municipal bond investments in Connecticut, as with the country overall, remained strong. The supply of new issuance was steady over the period, in part because many municipal issuers took advantage of falling interest rates to refinance debt and reduce borrowing costs. As a consequence, many newly issued bonds tended to offer lower yields than older, retired bonds.

Despite a relatively slow recovery, Connecticut municipal bonds retained solid credit ratings, which resulted in lower yields from better-quality bonds than available in many other states. For the municipal market nationwide, higher-yielding securities tended to outperform.

Short Maturities, Higher Quality Hampered Relative Performance

During the 12-month period, municipal bonds with maturities at the long end of the intermediate maturity spectrum — in the 12-to-17 year range — had the strongest performance. As a result, the Fund's exposure to shorter maturities held back results relative to the national benchmark. The Fund was somewhat constrained in its maturity focus because many new Connecticut issues tended to be relatively small local general obligation bonds with relatively shorter maturities. Moreover, while the Fund had an emphasis on A rated securities, the yield advantage of this group was weaker than of A rated bonds nationally, so the Connecticut bonds tended to produce less income. Similarly, lower-yielding AAA rated Connecticut-based securities held back results.

Hospital, Education Bonds Aided Results

The Fund's investments in the hospital and education sectors did better than the same sectors in the index. In addition, relative performance was augmented by overweight positions in both sectors. We increased exposure to the hospital sector, adding several new issuers, including Stamford Hospital and Bridgeport Hospital.

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at October 31, 2012)
AAA rating	13.9
AA rating	43.0
A rating	36.6
BBB rating	4.1
Not rated	2.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia Connecticut Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

As Connecticut's major financial services and industrial companies continue to lag in new job creation, the state's recovery may trail that of the nation in the near term. However, the state has clusters of higher-growth industries, such as biotechnology, software development and medical research, which have the potential to help drive significant job growth over the longer term. We currently expect interest rates to remain low; and with a steep yield curve, we see opportunities to reduce exposure to very short-term bonds and pick up additional yield from longer-maturity securities without a significant increase in risk. (The yield curve charts the difference in yield of similar-quality bonds from short- to long-term maturities.) In the wake of the November 2012 elections, we plan to stay alert to potential changes in the tax code — a significant uncertainty for the municipal bond market.

Annual Report 2012
5

Columbia Connecticut Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.70	1,021.17	4.01	4.01	0.79
Class B	1,000.00	1,000.00	1,017.90	1,017.39	7.81	7.81	1.54
Class C	1,000.00	1,000.00	1,019.70	1,019.15	6.04	6.04	1.19
Class T	1,000.00	1,000.00	1,022.20	1,021.67	3.51	3.51	0.69
Class Z	1,000.00	1,000.00	1,023.00	1,022.42	2.75	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 0.8%
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/23	5.125%	1,520,000	1,708,708
Higher Education 10.7%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University Series 2012L 11/01/23	4.000%	2,065,000	2,346,026
Sacred Heart University Series 2012H (AGM) 07/01/19	5.000%	2,350,000	2,767,877
Revenue Bonds Fairfield University Series 2008N 07/01/18	5.000%	2,120,000	2,496,406
07/01/22	5.000%	2,500,000	2,829,675
Quinnipiac University Series 2007I (NPFGC) 07/01/22	5.000%	2,000,000	2,219,840
Quinnipiac University Health & Education Series 2007 (NPFGC) 07/01/28	5.000%	2,000,000	2,199,280
Sacred Heart University Series 2011G 07/01/20	5.000%	1,190,000	1,353,185
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	500,000	607,370
Series 2004H (NPFGC) 07/01/25	5.000%	540,000	573,615
Yale University Series 1997T-1 07/01/29	4.700%	4,800,000	5,424,000
Total			22,817,274
Hospital 10.8%
Connecticut State Health & Educational Facility Authority Revenue Bonds Bridgeport Hospital Series 2012D 07/01/22	5.000%	1,400,000	1,643,054
Health System Catholic East Series 2010 11/15/29	4.750%	3,420,000	3,795,961
Hospital for Special Care Series 2007C (RAD) 07/01/17	5.250%	500,000	551,040
07/01/20	5.250%	1,235,000	1,332,775
07/01/27	5.250%	750,000	782,528
Lawrence & Memorial Hospital Series 2011S 07/01/15	5.000%	850,000	947,104

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Middlesex Hospital Series 2006M (AGM) 07/01/27	4.875%	500,000	547,685
Series 2011N 07/01/17	5.000%	1,175,000	1,355,656
07/01/20	5.000%	1,365,000	1,588,259
07/01/21	5.000%	1,000,000	1,159,470
Stamford Hospital Series 2012J 07/01/19	4.000%	1,435,000	1,588,703
07/01/20	5.000%	1,525,000	1,774,429
Western Connecticut Health Network Series 2011 07/01/19	5.000%	1,760,000	2,040,914
07/01/20	5.000%	1,630,000	1,889,235
William W Backus Hospital Series 2005G (AGM) 07/01/24	5.000%	2,060,000	2,208,814
Total			23,205,627
Human Service Provider 0.1%
Connecticut State Health & Educational Facility Authority Revenue Bonds Village Families & Children Series 2002A (AMBAC) 07/01/23	5.000%	260,000	261,859
Investor Owned 2.6%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	5,000,000	5,440,750
Joint Power Authority 2.4%
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2006A (AMBAC) 01/01/22	5.000%	2,000,000	2,260,920
Series 2009A (AGM) 01/01/17	5.000%	1,525,000	1,780,804
Series 2012A 01/01/27	5.000%	1,000,000	1,184,740
Total			5,226,464
Local General Obligation 27.4%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/17	5.250%	1,500,000	1,750,770
08/15/21	5.500%	1,125,000	1,378,136
Series 2012B 08/15/19	4.000%	3,000,000	3,327,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Danbury Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC/FGIC) 08/01/16	4.750%	1,270,000	1,376,032
City of Hartford Unlimited General Obligation Bonds Series 2006 (AMBAC) 07/15/22	5.000%	600,000	676,542
Series 2009A (AGM) 08/15/17	5.000%	695,000	831,568
Series 2011A 04/01/22	5.250%	1,325,000	1,634,533
04/01/23	5.250%	1,325,000	1,616,884
04/01/24	5.250%	1,325,000	1,601,117
Unlimited General Obligation Refunding Bonds Series 2005C (NPFGC) 09/01/19	5.000%	2,085,000	2,542,574
City of New Britain Unlimited General Obligation Bonds Series 2006 (AMBAC) 04/15/17	5.000%	1,165,000	1,348,732
City of New Haven Unlimited General Obligation Bonds Series 2011 (AGM) 08/01/18	5.000%	820,000	964,951
Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 11/01/18	5.000%	4,260,000	5,036,854
Unrefunded Unlimited General Obligation Bonds Series 2003A (NPFGC/FGIC) 11/01/16	5.250%	1,830,000	1,935,152
City of New London Unlimited General Obligation Refunding Bonds Series 2003C (AMBAC) 02/01/17	5.000%	1,290,000	1,304,796
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B 08/15/17	5.250%	1,125,000	1,362,566
City of West Haven Unlimited General Obligation Bonds Series 2012 (AGM) 08/01/17	4.000%	2,215,000	2,384,160
Regional School District No. 15 Limited General Obligation Refunding Bonds Series 2003 (NPFGC/FGIC) 02/01/15	5.000%	1,105,000	1,211,566
02/01/16	5.000%	1,025,000	1,163,765
Town of East Haven Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC) 09/01/15	5.000%	640,000	705,466

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2004 01/01/16	4.500%	1,690,000	1,769,345
Series 2008 01/01/20	5.000%	1,000,000	1,252,390
01/01/22	5.000%	500,000	637,060
Town of New Milford Unlimited General Obligation Bonds Series 2004 (AMBAC) 01/15/16	5.000%	1,025,000	1,171,760
Town of Newtown Unlimited General Obligation Refunding Bonds Series 2010 07/01/20	4.500%	1,500,000	1,837,530
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/24	4.750%	1,150,000	1,476,428
07/15/25	4.750%	1,150,000	1,489,652
Town of Ridgefield Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	5.000%	2,130,000	2,738,498
Town of Trumbull Unlimited General Obligation Bonds Series 2012 09/01/19	3.000%	1,070,000	1,190,525
09/01/20	3.000%	1,070,000	1,181,494
09/01/21	3.000%	1,070,000	1,164,759
Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	4.000%	575,000	666,649
09/15/21	4.000%	600,000	685,470
Town of Watertown Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/17	5.000%	1,060,000	1,263,817
Series 2009B 07/01/17	5.000%	2,000,000	2,381,000
Town of Weston Unlimited General Obligation Bonds Series 2004 07/15/15	5.250%	1,300,000	1,470,131
Town of Westport Unlimited General Obligation Refunding Bonds Series 2003 08/15/18	5.000%	1,200,000	1,267,836
Town of Windham Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 06/15/15	5.000%	785,000	878,258
Total			58,676,336

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 1.1%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/22	5.000%	1,035,000	1,121,816
06/01/23	5.000%	1,085,000	1,168,903
Total			2,290,719
Municipal Power 0.2%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	361,116
Nursing Home 0.7%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/21	5.400%	500,000	530,695
Alzheimers Residence Center, Inc. Project Series 2007 08/15/17	5.200%	870,000	934,328
Total			1,465,023
Other Bond Issue 0.6%
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(a) 12/01/13	5.000%	1,300,000	1,354,561
Pool/Bond Bank 1.1%
State of Connecticut Refunding Revenue Bonds Revolving Fund Series 2003B 10/01/15	5.000%	1,000,000	1,133,250
Series 2009C 10/01/18	5.000%	1,000,000	1,234,580
Total			2,367,830
Prep School 2.9%
Connecticut State Health & Educational Facility Authority Revenue Bonds Greenwich Academy Series 2007E (AGM) 03/01/26	5.250%	2,770,000	3,433,719
Loomis Chaffe School Series 2005F (AMBAC) 07/01/27	5.250%	1,670,000	2,213,986

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Miss Porters School Issue Series 2006B (AMBAC) 07/01/29	4.500%	600,000	629,520
Total			6,277,225
Refunded/Escrowed 3.6%
City of New Haven Prerefunded 11/01/13 Unlimited General Obligation Bonds Series 2003A (FGIC) 11/01/16	5.250%	170,000	180,180
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(a) 07/01/22	5.250%	895,000	1,158,631
State of Connecticut Prerefunded 08/15/13 Unlimited General Obligation Bonds Series 2003E 08/15/21	5.000%	1,000,000	1,037,210
Prerefunded 10/01/13 Revenue Bonds Revolving Fund Series 2003A 10/01/19	5.000%	4,290,000	4,477,258
Special Tax Bonds Transportation Infrastructure Series 2003B (NPFGC/FGIC) 01/01/23	5.000%	800,000	843,656
Total			7,696,935
Retirement Communities 0.7%
Connecticut State Development Authority Revenue Bonds The Elm Park Baptist, Inc. Project Series 2003 12/01/23	5.750%	1,500,000	1,530,285
Single Family 3.6%
Connecticut Housing Finance Authority Revenue Bonds Subordinated Series 2008B-1 11/15/23	4.750%	3,000,000	3,262,380
Subordinated Series 2009B-1 11/15/24	4.550%	4,000,000	4,370,560
Total			7,632,940
Special Non Property Tax 8.4%
State of Connecticut Special Tax Revenue Bonds Transportation Infrastructure Series 2009A 12/01/19	4.500%	3,765,000	4,555,499

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Connecticut Refunding Special Tax Bonds 2nd Lien Transportation Infrastructure Series 2009-1 02/01/17	4.250%	3,000,000	3,432,930
02/01/19	5.000%	3,450,000	4,229,631
Transportation Infrastructure Series 2004B (AMBAC) 07/01/18	5.250%	2,250,000	2,775,555
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	550,000	617,865
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(a) 10/01/25	5.000%	2,020,000	2,254,118
Total			17,865,598
Special Property Tax 1.6%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	2,921,000	3,337,447
State Appropriated 2.7%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University System Series 2007I (AGM) 11/01/17	5.250%	1,000,000	1,203,960
University of Connecticut Revenue Bonds Series 2007A 04/01/24	4.000%	2,100,000	2,262,834
Series 2009A 02/15/23	5.000%	2,000,000	2,397,800
Total			5,864,594
State General Obligation 11.4%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/18	5.000%	1,755,000	2,091,346
06/15/19	5.000%	1,840,000	2,220,861
State of Connecticut Unlimited General Obligation Bonds Series 2001 (AGM) 12/15/14	5.500%	1,500,000	1,663,635

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005D (NPFGC/FGIC) 11/15/23	5.000%	4,000,000	4,519,680
Series 2008B 04/15/22	5.000%	5,415,000	6,429,013
Series 2012E 09/15/28	4.000%	4,000,000	4,429,600
Unlimited General Obligation Refunding Bonds Series 2005B (AMBAC) 06/01/20	5.250%	600,000	759,108
Series 2006E 12/15/20	5.000%	2,000,000	2,340,040
Total			24,453,283
Water & Sewer 3.2%
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/22	5.250%	1,370,000	1,768,464
08/01/23	5.250%	500,000	651,030
Series 2012-27 08/01/29	5.000%	2,945,000	3,538,918
South Central Connecticut Regional Water Authority(b) Revenue Bonds 18th Series 2003B (NPFGC) 08/01/29	5.250%	750,000	851,423
Total			6,809,835
Total Municipal Bonds (Cost: $189,338,372)			206,644,409

Money Market Funds 1.6%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(c)	1,500,007	1,500,007
JPMorgan Tax Free Money Market Fund, 0.000%(c)	1,952,984	1,952,984
Total Money Market Funds (Cost: $3,452,991)		3,452,991
Total Investments (Cost: $192,791,363)		210,097,400
Other Assets & Liabilities, Net		3,993,472
Net Assets		214,090,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $5,746,291 or 2.68% of net assets.

(b)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(c)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

RAD  Radian Asset Assurance, Inc.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	206,644,409	—	206,644,409
Total Bonds	—	206,644,409	—	206,644,409
Other
Money Market Funds	3,452,991	—	—	3,452,991
Total Other	3,452,991	—	—	3,452,991
Total	3,452,991	206,644,409	—	210,097,400

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $192,791,363)	$210,097,400
Receivable for:
Capital shares sold	122,977
Interest	2,557,935
Investments sold	2,004,850
Expense reimbursement due from Investment Manager	5,966
Prepaid expenses	2,743
Trustees' deferred compensation plan	29,131
Total assets	214,821,002
Liabilities
Payable for:
Capital shares purchased	63,306
Dividend distributions to shareholders	525,392
Investment management fees	11,699
Distribution and service fees	1,308
Transfer agent fees	37,140
Administration fees	2,047
Compensation of board members	1,006
Chief compliance officer expenses	63
Other expenses	59,038
Trustees' deferred compensation plan	29,131
Total liabilities	730,130
Net assets applicable to outstanding capital stock	$214,090,872
Represented by
Paid-in capital	$195,785,068
Undistributed net investment income	159,453
Accumulated net realized gain	840,314
Unrealized appreciation (depreciation) on:
Investments	17,306,037
Total — representing net assets applicable to outstanding capital stock	$214,090,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$8,937,280
Shares outstanding	788,208
Net asset value per share	$11.34
Maximum offering price per share(a)	$11.72
Class B
Net assets	$197,477
Shares outstanding	17,418
Net asset value per share	$11.34
Class C
Net assets	$7,520,125
Shares outstanding	663,281
Net asset value per share	$11.34
Class T
Net assets	$14,902,559
Shares outstanding	1,314,498
Net asset value per share	$11.34
Maximum offering price per share(a)	$11.91
Class Z
Net assets	$182,533,431
Shares outstanding	16,100,793
Net asset value per share	$11.34

(a) The maximum offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$382
Interest	7,739,814
Total income	7,740,196
Expenses:
Investment management fees	865,432
Distribution fees
Class B	1,788
Class C	54,033
Service fees
Class A	20,636
Class B	596
Class C	18,015
Shareholder service fee — Class T	22,788
Transfer agent fees
Class A	16,531
Class B	672
Class C	13,855
Class T	29,402
Class Z	358,616
Administration fees	151,451
Compensation of board members	12,423
Custodian fees	2,587
Printing and postage fees	40,139
Registration fees	84,968
Professional fees	23,705
Chief compliance officer expenses	159
Other	9,809
Total expenses	1,727,605
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(441,958)
Fees waived by Distributor — Class C	(25,209)
Expense reductions	(80)
Total net expenses	1,260,358
Net investment income	6,479,838
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	905,873
Net realized gain	905,873
Net change in unrealized appreciation (depreciation) on:
Investments	6,420,027
Net change in unrealized appreciation (depreciation)	6,420,027
Net realized and unrealized gain	7,325,900
Net increase in net assets resulting from operations	$13,805,738
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$6,479,838	$7,263,181
Net realized gain	905,873	786,239
Net change in unrealized appreciation (depreciation)	6,420,027	(2,490,968)
Net increase in net assets resulting from operations	13,805,738	5,558,452
Distributions to shareholders
Net investment income
Class A	(229,355)	(328,201)
Class B	(4,861)	(19,318)
Class C	(171,721)	(192,487)
Class T	(438,059)	(483,649)
Class Z	(5,624,284)	(6,200,831)
Net realized gains
Class A	(5,890)	—
Class B	(198)	—
Class C	(5,430)	—
Class T	(11,410)	—
Class Z	(138,191)	—
Total distributions to shareholders	(6,629,399)	(7,224,486)
Increase (decrease) in net assets from capital stock activity	(7,140,775)	(31,087,917)
Total increase (decrease) in net assets	35,564	(32,753,951)
Net assets at beginning of year	214,055,308	246,809,259
Net assets at end of year	$214,090,872	$214,055,308
Undistributed net investment income	$159,453	$151,243

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	228,505	2,573,955	408,591	4,360,971
Distributions reinvested	16,061	180,719	15,452	166,781
Redemptions	(286,767)	(3,201,169)	(635,052)	(6,808,731)
Net decrease	(42,201)	(446,495)	(211,009)	(2,280,979)
Class B shares
Subscriptions	146	1,642	1,027	11,102
Distributions reinvested	292	3,279	690	7,414
Redemptions(a)	(7,204)	(81,242)	(110,843)	(1,197,295)
Net decrease	(6,766)	(76,321)	(109,126)	(1,178,779)
Class C shares
Subscriptions	125,172	1,404,628	117,144	1,264,707
Distributions reinvested	9,899	111,347	8,502	91,935
Redemptions	(125,712)	(1,409,142)	(189,406)	(2,027,550)
Net increase (decrease)	9,359	106,833	(63,760)	(670,908)
Class T shares
Subscriptions	4,949	55,653	5,776	62,387
Distributions reinvested	22,302	250,774	23,969	258,920
Redemptions	(90,480)	(1,017,917)	(160,999)	(1,724,529)
Net decrease	(63,229)	(711,490)	(131,254)	(1,403,222)
Class Z shares
Subscriptions	1,836,040	20,639,272	1,156,541	12,494,637
Distributions reinvested	19,839	223,272	20,165	217,720
Redemptions	(2,386,699)	(26,875,846)	(3,575,202)	(38,266,386)
Net decrease	(530,820)	(6,013,302)	(2,398,496)	(25,554,029)
Total net decrease	(633,657)	(7,140,775)	(2,913,645)	(31,087,917)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.97		$11.00		$10.69		$10.06		$10.62
Income from investment operations:
Net investment income	0.31		0.33		0.33		0.35		0.37
Net realized and unrealized gain (loss)	0.38		(0.03)		0.31		0.63		(0.55)
Total from investment operations	0.69		0.30		0.64		0.98		(0.18)
Less distributions to shareholders:
Net investment income	(0.31)		(0.33)		(0.33)		(0.35)		(0.38)
Net realized gains	(0.01)		—		—		—		—
Total distributions to shareholders	(0.32)		(0.33)		(0.33)		(0.35)		(0.38)
Net asset value, end of period	$11.34		$10.97		$11.00		$10.69		$10.06
Total return	6.36%		2.83%		6.10%		9.87%		(1.80%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.00%		1.03%		0.94%		0.94%		0.96%
Net expenses after fees waived or expenses reimbursed(b)	0.79	%(c)	0.79	%(c)	0.80	%(c)	0.78	%(c)	0.75	%(c)
Net investment income	2.79	%(c)	3.09	%(c)	3.08	%(c)	3.35	%(c)	3.55	%(c)
Supplemental data
Net assets, end of period (in thousands)	$8,937		$9,108		$11,458		$10,863		$12,115
Portfolio turnover	19%		6%		10%		12%		4%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.97		$11.00		$10.69		$10.06		$10.62
Income from investment operations:
Net investment income	0.23		0.25		0.25		0.28		0.30
Net realized and unrealized gain (loss)	0.38		(0.03)		0.31		0.62		(0.56)
Total from investment operations	0.61		0.22		0.56		0.90		(0.26)
Less distributions to shareholders:
Net investment income	(0.23)		(0.25)		(0.25)		(0.27)		(0.30)
Net realized gains	(0.01)		—		—		—		—
Total distributions to shareholders	(0.24)		(0.25)		(0.25)		(0.27)		(0.30)
Net asset value, end of period	$11.34		$10.97		$11.00		$10.69		$10.06
Total return	5.56%		2.05%		5.31%		9.05%		(2.52%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.84%		1.83%		1.69%		1.69%		1.71%
Net expenses after fees waived or expenses reimbursed(b)	1.54	%(c)	1.55	%(c)	1.55	%(c)	1.53	%(c)	1.50	%(c)
Net investment income	2.06	%(c)	2.35	%(c)	2.34	%(c)	2.62	%(c)	2.86	%(c)
Supplemental data
Net assets, end of period (in thousands)	$197		$265		$1,467		$1,995		$2,528
Portfolio turnover	19%		6%		10%		12%		4%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.97		$11.00		$10.69		$10.06		$10.62
Income from investment operations:
Net investment income	0.27		0.29		0.29		0.31		0.34
Net realized and unrealized gain (loss)	0.38		(0.03)		0.31		0.63		(0.56)
Total from investment operations	0.65		0.26		0.60		0.94		(0.22)
Less distributions to shareholders:
Net investment income	(0.27)		(0.29)		(0.29)		(0.31)		(0.34)
Net realized gains	(0.01)		—		—		—		—
Total distributions to shareholders	(0.28)		(0.29)		(0.29)		(0.31)		(0.34)
Net asset value, end of period	$11.34		$10.97		$11.00		$10.69		$10.06
Total return	5.94%		2.41%		5.68%		9.43%		(2.18%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.74%		1.79%		1.69%		1.69%		1.71%
Net expenses after fees waived or expenses reimbursed(b)	1.19	%(c)	1.19	%(c)	1.20	%(c)	1.18	%(c)	1.15	%(c)
Net investment income	2.39	%(c)	2.68	%(c)	2.68	%(c)	2.94	%(c)	3.20	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,520		$7,172		$7,897		$8,047		$6,203
Portfolio turnover	19%		6%		10%		12%		4%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.97		$11.00		$10.69		$10.06		$10.62
Income from investment operations:
Net investment income	0.32		0.34		0.35		0.36		0.39
Net realized and unrealized gain (loss)	0.38		(0.03)		0.30		0.63		(0.56)
Total from investment operations	0.70		0.31		0.65		0.99		(0.17)
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.34)		(0.36)		(0.39)
Net realized gains	(0.01)		—		—		—		—
Total distributions to shareholders	(0.33)		(0.34)		(0.34)		(0.36)		(0.39)
Net asset value, end of period	$11.34		$10.97		$11.00		$10.69		$10.06
Total return	6.47%		2.93%		6.21%		9.98%		(1.68%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%		0.94%		0.84%		0.84%		0.86%
Net expenses after fees waived or expenses reimbursed(b)	0.69	%(c)	0.69	%(c)	0.70	%(c)	0.68	%(c)	0.65	%(c)
Net investment income	2.89	%(c)	3.18	%(c)	3.18	%(c)	3.46	%(c)	3.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$14,903		$15,110		$16,603		$16,889		$17,461
Portfolio turnover	19%		6%		10%		12%		4%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.97		$11.00		$10.69		$10.06		$10.62
Income from investment operations:
Net investment income	0.34		0.36		0.36		0.38		0.41
Net realized and unrealized gain (loss)	0.38		(0.03)		0.31		0.63		(0.56)
Total from investment operations	0.72		0.33		0.67		1.01		(0.15)
Less distributions to shareholders:
Net investment income	(0.34)		(0.36)		(0.36)		(0.38)		(0.41)
Net realized gains	(0.01)		—		—		—		—
Total distributions to shareholders	(0.35)		(0.36)		(0.36)		(0.38)		(0.41)
Net asset value, end of period	$11.34		$10.97		$11.00		$10.69		$10.06
Total return	6.63%		3.08%		6.37%		10.14%		(1.53%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.74%		0.79%		0.69%		0.69%		0.71%
Net expenses after fees waived or expenses reimbursed(b)	0.54	%(c)	0.54	%(c)	0.55	%(c)	0.53	%(c)	0.50	%(c)
Net investment income	3.04	%(c)	3.33	%(c)	3.33	%(c)	3.60	%(c)	3.86	%(c)
Supplemental data
Net assets, end of period (in thousands)	$182,533		$182,400		$209,384		$200,830		$169,072
Portfolio turnover	19%		6%		10%		12%		4%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Connecticut Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2012
23

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines

Annual Report 2012
24

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.28
Class C	0.19
Class T	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $80.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay

Annual Report 2012
25

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2012 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $12,299 for Class A and $93 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class T	0.69
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, derivative investments, distribution payable, and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(3,348)
Paid-in capital	3,348

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Tax-exempt income	6,468,280	7,224,786
Long-term capital gains	161,119	—
Total	6,629,399	7,224,486

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$670,076
Undistributed accumulated long-term gain	849,148
Unrealized appreciation	17,339,209

At October 31, 2012, the cost of investments for federal income tax purposes was $192,758,191 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$17,340,336
Unrealized depreciation	(1,127)
Net unrealized appreciation	$17,339,209

Management of the Fund has concluded that there are no significant uncertain tax positions that would require

Annual Report 2012
26

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $40,220,372 and $41,312,905, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 84.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q,

Annual Report 2012
27

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
28

Columbia Connecticut Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
29

Columbia Connecticut Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$932,392
Exempt-Interest Dividends	100.00%

Capital Gain Dividend — The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends — The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
30

Columbia Connecticut Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
31

Columbia Connecticut Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
32

Columbia Connecticut Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
33

Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Connecticut Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
34

Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the forty-ninth, sixty-seventh and eighty-fifth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
35

Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
36

Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Annual Report 2012
40

Columbia Connecticut Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia Connecticut Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1026 D (12/12)

Annual Report

October 31, 2012

Columbia New York Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia New York Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia New York Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Board Consideration and Approval of Advisory Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia New York Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia New York Intermediate Municipal Bond Fund (the Fund) Class A shares returned 6.84% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund underperformed the broader Barclays 3-15 Year Blend Municipal Bond Index, which returned 7.68%, and the Barclays New York 3-15 Year Blend Municipal Bond Index, which returned 7.01% for the 12-month period.

>  Underweighting bonds with maturities of more than 12 years and overweighting maturities of less than two years hurt relative performance, while overweighting A and BBB rated hospital bonds had a positive influence on relative results.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/25/02
Excluding sales charges		6.84	5.07	4.00
Including sales charges		3.34	4.37	3.50
Class B*	11/25/02
Excluding sales charges		6.02	4.29	3.22
Including sales charges		3.02	4.29	3.22
Class C*	11/25/02
Excluding sales charges		6.41	4.65	3.59
Including sales charges		5.41	4.65	3.59
Class T	12/31/91
Excluding sales charges		6.95	5.18	4.11
Including sales charges		1.90	4.15	3.60
Class Z	12/31/91	7.11	5.34	4.27
Barclays 3-15 Year Blend Municipal Bond Index		7.68	6.11	5.05
Barclays New York 3-15 Year Blend Municipal Bond Index		7.01	5.98	5.00

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

The Barclays New York 3-15 Year Blend Municipal Bond Index, which tracks investment grade bonds from the state of New York and its municipalities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia New York Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2012
3

Columbia New York Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 6.84% excluding sales charges. By comparison, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 7.68% and the Barclays New York 3-15 Year Blend Municipal Bond Index returned 7.01%. An overweight in stronger-performing hospital sector bonds rated A and BBB aided returns. The Fund had less exposure than the New York index to longer-maturity bonds in the intermediate universe, which held back results.

Investor Demand Drove Solid Returns by Municipals

Heavy investor buying led to strong performance by tax-advantaged municipal securities in New York, where state bonds were rated AA2 by Moody's and AA by Standard & Poor's. Demand was also healthy throughout the national municipal bond market, as investors poured cash into municipal mutual funds. While demand was strong, yield opportunities were limited, as about 50% of new issuance was in refunding deals. Refunding allowed cities, towns and agencies to call back older, higher-yielding debt callable in 24 months or less and refinance with lower-yielding debt. As a consequence, many holders of better-yielding, callable bonds saw their investments called back while reinvestment prospects offered less income. Despite an environment of economic uncertainty, higher yielding, lower quality bonds performed particularly well. Securities rated A and BBB produced approximately twice the total return as the highest-rated AAA debt.

New York's Economy in Line with National Trends

The New York state economy performed generally in line with the national economy, which experienced modest but positive growth over the 12-month period. Private sector employment in New York rose to pre-recession levels, but income growth was somewhat less than the national average. Manufacturing activity was softer than on the national scene, as New York's military contractors were hurt by shifting priorities in national defense spending. State tax revenues lagged early in the period, coming in at approximately $150 million below projections for the first eight months of 2012.

Hospital Bonds a Plus; Short-Maturity Overweight a Minus

Investments in the hospital and transportation sectors made solid gains for the Fund as both groups produced healthy returns. Performance benefited from an overweight in competitively yielding A and BBB rated hospital bonds. Transportation bonds account for approximately 25% of the New York index, but prudence demanded an underweight in the sector, which nevertheless contributed to the Fund's strong gains.

The Fund's maturity positioning detracted from performance. An overweight in securities with maturities of less than two years and an underweight in maturities of 12+ years detracted from relative returns as longer maturities did well during the period. During the period, we modestly increased the Fund's exposure to A rated issues with maturities of 12 years or longer. An overweight in short-maturity pre-refunded bonds also detracted from performance. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off old, higher-rate issues. The proceeds from the sale are invested into an escrow account (typically short-term government securities), which generates interest that is used to pay the interest on the original bonds until they are called or they mature.

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Paul Fuchs joined Brian McGreevy as a Portfolio Manager of the Fund in
January 2012.

Quality Breakdown (%) (at October 31, 2012)
AAA rating	6.3
AA rating	52.4
A rating	31.6
BBB rating	8.2
Non-investment grade	1.1
Not rated	0.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia New York Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We believe that the New York economy has reasonable prospects going forward. The near-term outlook is clouded by uncertainty over how the federal government can avert automatic spending cuts. However, over the longer term, income and output in New York are both expected to exceed national trends, even though employment growth in New York may trail that of the nation. With these expectations, we currently intend to continue to look for opportunities to add to bonds with maturities of 12 years or longer while reducing exposure to securities with maturities of less than two years. We intend to look for investments in securities rated A and BBB where we can obtain incremental yield, relative value and sound fundamentals.

Annual Report 2012
5

Columbia New York Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.40	1,021.32	3.87	3.86	0.76
Class B	1,000.00	1,000.00	1,021.20	1,017.60	7.62	7.61	1.50
Class C	1,000.00	1,000.00	1,022.30	1,019.36	5.85	5.84	1.15
Class T	1,000.00	1,000.00	1,025.00	1,021.87	3.31	3.30	0.65
Class Z	1,000.00	1,000.00	1,025.80	1,022.62	2.55	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 1.8%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon, Inc. Series 2009A 01/01/18	5.000%	3,500,000	4,046,385
Oneida-Herkimer Solid Waste Management Authority Revenue Bonds Series 2011 04/01/19	5.000%	830,000	975,839
04/01/20	5.000%	870,000	1,025,582
Total			6,047,806
Higher Education 8.7%
Dutchess County Local Development Corp. Refunding Revenue Bonds Marist College Project Series 2012A 07/01/20	5.000%	1,055,000	1,268,110
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/24	5.000%	600,000	717,504
09/01/25	5.000%	300,000	356,379
New York State Dormitory Authority Revenue Bonds Barnard College Series 2007A (NPFGC/FGIC) 07/01/18	5.000%	1,745,000	2,033,833
Cornell University Series 2006A 07/01/21	5.000%	2,350,000	2,691,408
Series 2009A 07/01/25	5.000%	1,000,000	1,180,530
Culinary Institute of America Series 2012 07/01/28	5.000%	500,000	564,100
Mount Sinai School of Medicine Series 2009 07/01/27	5.500%	4,000,000	4,581,800
Series 2010A 07/01/21	5.000%	1,000,000	1,181,080
New York University Series 1998A (NPFGC) 07/01/17	6.000%	2,475,000	3,042,938
07/01/20	5.750%	2,000,000	2,572,420
Series 2001-1 (AMBAC) 07/01/15	5.500%	1,205,000	1,359,927
Rochester Institute of Technology Series 2010 07/01/21	5.000%	1,000,000	1,205,160
St. John's University Series 2012A 07/01/27	5.000%	470,000	556,583

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Teachers College Series 2009 03/01/24	5.000%	1,000,000	1,146,410
Oneida County Industrial Development Agency(a) Revenue Bonds Hamilton College Project Series 2007A (NPFGC) 07/01/18	0.000%	1,000,000	905,810
07/01/20	0.000%	1,000,000	805,480
St. Lawrence County Industrial Development Agency Revenue Bonds St. Lawrence University Series 2009A 10/01/16	5.000%	3,000,000	3,423,420
Total			29,592,892
Hospital 9.0%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/22	5.750%	500,000	575,815
11/15/27	5.250%	1,000,000	1,118,930
Series 2008E 11/15/22	5.250%	500,000	562,040
Monroe County Industrial Development Agency Refunding Revenue Bonds Highland Hospital of Rochester Series 2005 08/01/22	5.000%	700,000	735,637
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	1,840,000	2,114,123
07/01/20	5.000%	2,815,000	3,222,837
New York State Dormitory Authority Revenue Bonds Long Island Jewish Obligated Group Series 2006A 11/01/19	5.000%	1,000,000	1,118,450
Memorial Sloan-Kettering Cancer Center Series 2012 07/01/27	5.000%	500,000	600,460
Series 2012-1 07/01/21	4.000%	1,250,000	1,446,963
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	1,725,000	1,952,079
Series 2011A 07/01/31	5.000%	2,000,000	2,219,360
New York Methodist Hospital Series 2004 07/01/24	5.250%	1,000,000	1,028,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York University Hospital Center Series 2006A 07/01/20	5.000%	3,000,000	3,349,950
Series 2011A 07/01/23	5.125%	1,000,000	1,142,700
North Shore-Long Island Jewish Health Series 2009A 05/01/30	5.250%	4,000,000	4,492,760
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,350,000	1,505,803
Presbyterian Hospital Series 2007 (AGM) 08/15/23	5.250%	250,000	268,170
United Health Services Hospitals Series 2009 (FHA) 08/01/18	4.500%	1,000,000	1,102,980
White Plains Hospital Series 2004 (FHA) 02/15/18	4.625%	290,000	304,378
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2004A 12/01/13	5.000%	485,000	502,960
Series 2007B 12/01/22	5.000%	500,000	537,505
12/01/27	5.125%	500,000	529,180
Total			30,431,780
Investor Owned 0.9%
New York State Energy Research & Development Authority Revenue Bonds Rochester Gas & Electric Corp. Series 2004A (NPFGC)(b) 05/15/32	4.750%	2,650,000	2,902,412
Local Appropriation 0.8%
New York State Dormitory Authority Revenue Bonds Municipal Health Facilities Subordinated Series 2001-2 01/15/21	5.000%	2,500,000	2,868,250
Local General Obligation 13.1%
Bethlehem Central School District Unlimited General Obligation Refunding Bonds Series 2012A 01/15/20	4.000%	2,490,000	2,840,044
City of New York Unlimited General Obligation Bonds Series 2004G 12/01/19	5.000%	2,430,000	2,658,250
Series 2005G 08/01/16	5.250%	500,000	583,765

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007C 01/01/15	5.000%	4,000,000	4,384,640
Series 2007D-1 12/01/21	5.000%	2,000,000	2,384,580
Subordinated Series 2008I-1 02/01/23	5.000%	2,000,000	2,376,340
Unlimited General Obligation Refunding Bonds Series 2007D 02/01/24	5.000%	2,000,000	2,325,020
City of Yonkers Unlimited General Obligation Bonds Series 2005B (NPFGC) 08/01/21	5.000%	2,425,000	2,577,242
08/01/22	5.000%	2,545,000	2,689,149
County of Albany Unlimited General Obligation Bonds Series 2006 (XLCA) 09/15/20	4.125%	1,000,000	1,094,350
County of Erie Limited General Obligation Bonds Public Improvement Series 2012A 04/01/24	5.000%	640,000	761,075
04/01/25	5.000%	500,000	590,150
County of Monroe Unlimited General Obligation Bonds Series 2009A (AGM) 06/01/14	5.000%	3,000,000	3,206,940
Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/16	6.000%	1,210,000	1,368,849
County of Nassau Unlimited General Obligation Improvement Bonds Series 2010A 04/01/18	4.000%	1,340,000	1,514,414
County of Suffolk Unlimited General Obligation Refunding Bonds Series 2012A
04/01/20	5.000%	1,680,000	1,967,179
Mount Vernon City School District Unlimited General Obligation Refunding Bonds Series 2012 08/15/18	5.000%	2,570,000	3,024,068
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2012H 10/01/21	5.000%	750,000	916,965
Newark Central School District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	5.000%	2,100,000	2,476,341

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ravena Coeymans Selkirk Central School District Limited General Obligation Refunding Bonds Series 2012 06/15/17	4.000%	1,370,000	1,530,482
Sachem Central School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC/FGIC) 10/15/24	4.250%	1,000,000	1,067,170
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/23	5.000%	565,000	694,831
Three Village Central School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 06/01/18	5.000%	1,000,000	1,209,180
Total			44,241,024
Multi-Family 0.6%
New York State Dormitory Authority Revenue Bonds Residential Institution for Children Series 2008-A1 06/01/33	5.000%	1,700,000	1,875,389
Municipal Power 2.2%
Long Island Power Authority Revenue Bonds General Series 2011A 05/01/21	5.000%	1,000,000	1,227,630
Series 2009A 04/01/21	5.250%	1,000,000	1,219,370
04/01/22	5.500%	3,000,000	3,660,660
Series 2012B 09/01/26	5.000%	1,000,000	1,193,620
Total			7,301,280
Nursing Home 1.2%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007 01/01/13	4.875%	10,000	10,026
Rensselaer Municipal Leasing Corp. Revenue Bonds Rensselaer County Nursing Home Series 2009A 06/01/19	5.000%	4,000,000	4,177,440
Total			4,187,466

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 1.8%
New York City Industrial Development Agency Revenue Bonds United Jewish Appeal Federal Project Series 2004A 07/01/27	5.000%	625,000	667,825
New York Liberty Development Corp. Refunding Revenue Bonds 4 World Trade Center Project Series 2011 11/15/31	5.000%	2,350,000	2,741,933
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(c) 12/01/13	5.000%	2,000,000	2,083,940
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	500,000	524,725
Total			6,018,423
Pool/Bond Bank 7.0%
New York Municipal Bond Bank Agency Revenue Bonds Subordinated Series 2009C-1 02/15/18	5.000%	3,000,000	3,544,470
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2008A (AGM) 10/01/23	5.000%	3,000,000	3,450,990
Series 2009C 10/01/21	5.000%	5,000,000	5,895,400
Series 2009C (AGM) 10/01/22	5.000%	3,000,000	3,501,600
Series 2012B 10/01/26	5.000%	3,000,000	3,604,680
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-Municipal Water Series 2008B
06/15/21	5.000%	3,000,000	3,602,730
Total			23,599,870
Ports 1.6%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 135th Series 2004 (XLCA) 09/15/28	5.000%	1,500,000	1,591,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated 161st Series 2009 10/15/31	5.000%	3,390,000	3,946,774
Total			5,538,214
Recreation 2.8%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	567,670
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/19	5.000%	850,000	906,806
Pilot-Yankee Stadium Series 2006 (NPFGC) 03/01/15	5.000%	1,150,000	1,243,736
YMCA of Greater New York Project Series 2006 08/01/26	5.000%	1,000,000	1,063,600
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/26	5.000%	4,850,000	5,738,229
Total			9,520,041
Refunded/Escrowed 10.0%
City of New York Prerefunded 06/01/13 Unlimited General Obligation Bonds Series 2003J 06/01/16	5.500%	1,250,000	1,288,375
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a) 09/01/20	0.000%	2,210,000	1,916,556
Long Island Power Authority Revenue Bonds General Series 1998A Escrowed to Maturity (AGM) 12/01/13	5.500%	2,000,000	2,113,980
12/01/14	5.250%	5,000,000	5,500,000
Metropolitan Transportation Authority Prerefunded 07/01/13 Revenue Bonds Service Contract Series 1997-8 (AGM) 07/01/21	5.375%	3,000,000	3,101,100
Prerefunded 10/01/15 Revenue Bonds Series 1998A (FGIC) 04/01/23	5.000%	2,000,000	2,264,320

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Prerefunded 08/01/13 Revenue Bonds Future Tax Secured Series 2003 08/01/17	5.250%	2,000,000	2,075,280
New York Municipal Bond Bank Agency Prerefunded 06/01/13 Revenue Bonds Series 2003C 12/01/21	5.250%	3,330,000	3,427,569
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Memorial Sloan-Kettering Cancer Center Series 2003-1 Escrowed to Maturity (NPFGC)(a) 07/01/25	0.000%	3,750,000	2,780,700
New York State Thruway Authority Prerefunded 04/01/13 Revenue Bonds Series 2003A (NPFGC) 04/01/17	5.250%	1,750,000	1,786,855
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(c) 07/01/22	5.250%	355,000	459,569
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	2,000,000	2,634,580
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/17	5.500%	2,000,000	2,188,500
Series 2006A 11/15/19	5.000%	2,000,000	2,361,400
Total			33,898,784
Retirement Communities 0.6%
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/26	5.000%	740,000	815,628
07/01/27	5.000%	700,000	766,493
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	335,000	343,740
Total			1,925,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 14.7%
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC/FGIC) 11/15/18	5.250%	800,000	993,200
Nassau County Interim Finance Authority Prerefunded 11/15/14 Revenue Bonds Sales Tax Secured Series 2004H (AMBAC) 11/15/15	5.250%	5,000,000	5,498,400
New York City Transitional Finance Authority Building Aid Revenue Bonds Series 2007S-2 (NPFGC/FGIC) 01/15/21	5.000%	4,300,000	4,980,862
Series 2012S-1 07/15/29	5.000%	3,000,000	3,613,980
New York City Transitional Finance Authority Refunding Revenue Bonds Future Tax Secured Senior Series 2005A-1 11/01/19	5.000%	3,000,000	3,331,290
Revenue Bonds Future Tax Secured Series 2009A 05/01/27	5.000%	5,000,000	5,977,350
New York Local Government Assistance Corp. Refunding Revenue Bonds Series 1993E 04/01/14	6.000%	2,335,000	2,460,086
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/26	5.500%	1,000,000	1,345,140
General Purpose Series 2012A 12/15/25	5.000%	2,500,000	3,099,300
New York State Environmental Facilities Corp. Revenue Bonds Series 2004A (NPFGC/FGIC) 12/15/21	5.000%	2,685,000	2,938,706
New York State Housing Finance Agency Revenue Bonds Series 2008A 09/15/19	5.000%	1,400,000	1,676,584
New York State Thruway Authority Revenue Bonds 2nd General Series 2005B (AMBAC) 04/01/19	5.000%	2,500,000	2,830,975
Series 2005A (NPFGC) 04/01/22	5.000%	500,000	552,415
Series 2008A 04/01/21	5.000%	1,000,000	1,192,620

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Series 2007A 03/15/22	5.000%	1,000,000	1,188,090
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005BB (AGM)(c) 07/01/22	5.250%	645,000	746,626
Sales Tax Asset Receivables Corp. Revenue Bonds Series 2004A (NPFGC) 10/15/22	5.000%	4,000,000	4,346,120
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(c)
10/01/25	5.000%	2,755,000	3,074,304
Total			49,846,048
State Appropriated 6.8%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2008A (AGM) 05/01/18	5.000%	1,000,000	1,196,980
Series 2011A 05/01/30	5.250%	1,440,000	1,692,130
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,000,000	3,510,030
Revenue Bonds Schools Program Series 2000 07/01/20	6.250%	1,545,000	1,552,431
Series 2009 02/15/18	5.500%	1,000,000	1,225,750
State University Educational Facilities 3rd General Series 2005A (NPFGC/FGIC) 05/15/21	5.500%	1,000,000	1,278,750
Series 1993A 05/15/15	5.250%	2,000,000	2,168,480
05/15/19	5.500%	2,500,000	2,986,250
Series 2000C (AGM) 05/15/17	5.750%	1,250,000	1,517,138
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/26	5.000%	3,125,000	3,586,906
Series 2008C 01/01/22	5.000%	2,000,000	2,302,520
Total			23,017,365

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 0.8%
Puerto Rico Public Buildings Authority Refunding Revenue Bonds Government Facilities Series 2007M(c) 07/01/23	6.250%	2,250,000	2,628,405
Tobacco 0.3%
Suffolk Tobacco Asset Securitization Corp. Revenue Bonds Turbo Series 2008B 06/01/28	5.375%	1,145,000	1,027,660
Transportation 4.8%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/24	5.250%	750,000	946,770
Series 2006 (CIFG/TCRS) 11/15/22	5.000%	2,280,000	2,600,568
Series 2006B 11/15/16	5.000%	1,500,000	1,737,495
Series 2007B 11/15/22	5.000%	1,500,000	1,740,720
Series 2008C 11/15/23	6.250%	3,570,000	4,542,254
Series 2010D 11/15/28	5.250%	3,000,000	3,499,920
Metropolitan Transportation Authority(b) Revenue Bonds Mandatory Tender Series 2008B 11/15/30	5.000%	1,000,000	1,082,490
Total			16,150,217
Turnpike/Bridge/Toll Road 5.1%
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/23	5.000%	3,000,000	3,663,150
Niagara Falls Bridge Commission Revenue Bonds Bridge System Series 1993A (AGM) 10/01/19	4.000%	2,000,000	2,209,880
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Purpose Series 2002B 11/15/13	5.250%	2,015,000	2,120,546
Series 2011A 01/01/25	5.000%	3,000,000	3,668,700

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-B 11/15/20	5.000%	2,500,000	3,144,975
Revenue Bonds General Purpose Series 2008 11/15/21	5.000%	2,000,000	2,391,600
Total			17,198,851
Water & Sewer 1.3%
Onondaga County Water Authority Revenue Bonds General Series 2005A (AMBAC) 09/15/22	5.000%	895,000	1,000,019
09/15/23	5.000%	940,000	1,037,581
Rensselaer County Water Service & Sewer Authority Revenue Bonds Sewer Service Series 2008 09/01/28	5.100%	1,155,000	1,289,766
Water Service Series 2008 09/01/28	5.100%	1,060,000	1,168,131
Total			4,495,497
Total Municipal Bonds (Cost: $295,328,794)			324,313,535

Money Market Funds 3.1%

	Shares	Value ($)
Dreyfus New York AMT-Free Municipal Money Market Fund, 0.000%(d)	5,008,838	5,008,838
JPMorgan Tax Free Money Market Fund, 0.000%(d)	5,367,868	5,367,868
Total Money Market Funds (Cost: $10,376,706)		10,376,706
Total Investments (Cost: $305,705,500)		334,690,241
Other Assets & Liabilities, Net		3,544,828
Net Assets		338,235,069

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $8,992,844 or 2.66% of net assets.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	324,313,535	—	324,313,535
Total Bonds	—	324,313,535	—	324,313,535
Other
Money Market Funds	10,376,706	—	—	10,376,706
Total Other	10,376,706	—	—	10,376,706
Total	10,376,706	324,313,535	—	334,690,241

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia New York Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $305,705,500)	$334,690,241
Receivable for:
Capital shares sold	452,071
Interest	4,301,585
Expense reimbursement due from Investment Manager	6,830
Prepaid expenses	4,192
Trustees' deferred compensation plan	29,190
Total assets	339,484,109
Liabilities
Payable for:
Capital shares purchased	189,383
Dividend distributions to shareholders	881,503
Investment management fees	18,469
Distribution and service fees	3,010
Transfer agent fees	61,263
Administration fees	3,172
Compensation of board members	28
Chief compliance officer expenses	95
Other expenses	62,927
Trustees' deferred compensation plan	29,190
Total liabilities	1,249,040
Net assets applicable to outstanding capital stock	$338,235,069
Represented by
Paid-in capital	$310,012,620
Undistributed net investment income	184,624
Accumulated net realized loss	(946,916)
Unrealized appreciation (depreciation) on:
Investments	28,984,741
Total — representing net assets applicable to outstanding capital stock	$338,235,069

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia New York Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$21,763,890
Shares outstanding	1,734,115
Net asset value per share	$12.55
Maximum offering price per share(a)	$12.97
Class B
Net assets	$240,826
Shares outstanding	19,192
Net asset value per share	$12.55
Class C
Net assets	$23,008,111
Shares outstanding	1,833,394
Net asset value per share	$12.55
Class T
Net assets	$9,569,603
Shares outstanding	762,617
Net asset value per share	$12.55
Maximum offering price per share(a)	$13.18
Class Z
Net assets	$283,652,639
Shares outstanding	22,604,565
Net asset value per share	$12.55

(a) The maximum offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia New York Intermediate Municipal Bond Fund
Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$1,530
Interest	12,079,706
Total income	12,081,236
Expenses:
Investment management fees	1,296,104
Distribution fees
Class B	2,652
Class C	145,819
Service fees
Class A	49,365
Class B	884
Class C	48,615
Shareholder service fee — Class T	14,296
Transfer agent fees
Class A	38,630
Class B	704
Class C	38,397
Class T	19,260
Class Z	548,013
Administration fees	223,123
Compensation of board members	30,497
Custodian fees	3,650
Printing and postage fees	58,295
Registration fees	86,234
Professional fees	42,500
Chief compliance officer expenses	271
Other	16,260
Total expenses	2,663,569
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(782,387)
Fees waived by Distributor — Class C	(68,035)
Expense reductions	(180)
Total net expenses	1,812,967
Net investment income	10,268,269
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	70,301
Net realized gain	70,301
Net change in unrealized appreciation (depreciation) on:
Investments	11,283,666
Net change in unrealized appreciation (depreciation)	11,283,666
Net realized and unrealized gain	11,353,967
Net increase in net assets resulting from operations	$21,622,236

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia New York Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$10,268,269	$10,336,710
Net realized gain	70,301	334,681
Net change in unrealized appreciation (depreciation)	11,283,666	(2,792,748)
Net increase in net assets resulting from operations	21,622,236	7,878,643
Distributions to shareholders
Net investment income
Class A	(585,150)	(422,806)
Class B	(7,898)	(16,435)
Class C	(497,459)	(386,449)
Class T	(293,105)	(335,085)
Class Z	(8,868,243)	(9,117,123)
Total distributions to shareholders	(10,251,855)	(10,277,898)
Increase (decrease) in net assets from capital stock activity	28,432,895	(28,428,745)
Total increase (decrease) in net assets	39,803,276	(30,828,000)
Net assets at beginning of year	298,431,793	329,259,793
Net assets at end of year	$338,235,069	$298,431,793
Undistributed net investment income	$184,624	$168,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia New York Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	819,600	10,165,989	680,452	8,129,296
Distributions reinvested	41,739	519,633	25,334	301,939
Redemptions	(402,168)	(4,999,941)	(428,180)	(5,078,822)
Net increase	459,171	5,685,681	277,606	3,352,413
Class B shares
Subscriptions	6,839	83,458	295	3,482
Distributions reinvested	399	4,955	581	6,906
Redemptions(a)	(26,003)	(321,964)	(46,583)	(545,881)
Net decrease	(18,765)	(233,551)	(45,707)	(535,493)
Class C shares
Subscriptions	831,018	10,306,930	462,728	5,509,783
Distributions reinvested	21,313	265,287	16,798	200,011
Redemptions	(205,083)	(2,545,613)	(300,163)	(3,563,549)
Net increase	647,248	8,026,604	179,363	2,146,245
Class T shares
Subscriptions	11,199	139,650	4,125	49,079
Distributions reinvested	14,628	181,968	16,746	199,199
Redemptions	(41,612)	(517,853)	(145,887)	(1,729,797)
Net decrease	(15,785)	(196,235)	(125,016)	(1,481,519)
Class Z shares
Subscriptions	4,241,040	52,669,245	3,697,552	43,887,293
Distributions reinvested	95,680	1,190,800	90,984	1,082,992
Redemptions	(3,114,369)	(38,709,649)	(6,532,538)	(76,880,676)
Net increase (decrease)	1,222,351	15,150,396	(2,744,002)	(31,910,391)
Total net increase (decrease)	2,294,220	28,432,895	(2,457,756)	(28,428,745)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.10		$12.14		$11.76		$11.03		$11.54
Income from investment operations:
Net investment income	0.37		0.39		0.38		0.39		0.40
Net realized and unrealized gain (loss)	0.45		(0.04)		0.38		0.73		(0.51)
Total from investment operations	0.82		0.35		0.76		1.12		(0.11)
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)		(0.38)		(0.39)		(0.40)
Total distributions to shareholders	(0.37)		(0.39)		(0.38)		(0.39)		(0.40)
Net asset value, end of period	$12.55		$12.10		$12.14		$11.76		$11.03
Total return	6.84%		2.99%		6.59%		10.30%		(1.02%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.99%		0.98%		0.93%		0.91%		0.93%
Net expenses after fees waived or expenses reimbursed(b)	0.75	%(c)	0.76	%(c)	0.80	%(c)	0.78	%(c)	0.75	%(c)
Net investment income	2.97	%(c)	3.30	%(c)	3.20	%(c)	3.39	%(c)	3.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$21,764		$15,431		$12,110		$8,452		$4,200
Portfolio turnover	7%		8%		10%		20%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.10		$12.14		$11.76		$11.03		$11.54
Income from investment operations:
Net investment income	0.28		0.30		0.30		0.31		0.32
Net realized and unrealized gain (loss)	0.44		(0.04)		0.37		0.73		(0.51)
Total from investment operations	0.72		0.26		0.67		1.04		(0.19)
Less distributions to shareholders:
Net investment income	(0.27)		(0.30)		(0.29)		(0.31)		(0.32)
Total distributions to shareholders	(0.27)		(0.30)		(0.29)		(0.31)		(0.32)
Net asset value, end of period	$12.55		$12.10		$12.14		$11.76		$11.03
Total return	6.02%		2.23%		5.80%		9.49%		(1.74%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.74%		1.75%		1.68%		1.66%		1.68%
Net expenses after fees waived or expenses reimbursed(b)	1.50	%(c)	1.52	%(c)	1.55	%(c)	1.53	%(c)	1.50	%(c)
Net investment income	2.25	%(c)	2.55	%(c)	2.47	%(c)	2.67	%(c)	2.77	%(c)
Supplemental data
Net assets, end of period (in thousands)	$241		$459		$1,016		$1,453		$1,503
Portfolio turnover	7%		8%		10%		20%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.10		$12.14		$11.76		$11.03		$11.54
Income from investment operations:
Net investment income	0.32		0.34		0.33		0.34		0.36
Net realized and unrealized gain (loss)	0.45		(0.04)		0.39		0.74		(0.51)
Total from investment operations	0.77		0.30		0.72		1.08		(0.15)
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.34)		(0.35)		(0.36)
Total distributions to shareholders	(0.32)		(0.34)		(0.34)		(0.35)		(0.36)
Net asset value, end of period	$12.55		$12.10		$12.14		$11.76		$11.03
Total return	6.41%		2.57%		6.16%		9.87%		(1.40%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.74%		1.73%		1.67%		1.66%		1.68%
Net expenses after fees waived or expenses reimbursed(b)	1.15	%(c)	1.16	%(c)	1.20	%(c)	1.18	%(c)	1.15	%(c)
Net investment income	2.57	%(c)	2.89	%(c)	2.77	%(c)	2.96	%(c)	3.09	%(c)
Supplemental data
Net assets, end of period (in thousands)	$23,008		$14,355		$12,224		$5,861		$2,649
Portfolio turnover	7%		8%		10%		20%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.10		$12.14		$11.76		$11.03		$11.54
Income from investment operations:
Net investment income	0.38		0.40		0.40		0.41		0.42
Net realized and unrealized gain (loss)	0.45		(0.04)		0.38		0.72		(0.52)
Total from investment operations	0.83		0.36		0.78		1.13		(0.10)
Less distributions to shareholders:
Net investment income	(0.38)		(0.40)		(0.40)		(0.40)		(0.41)
Total distributions to shareholders	(0.38)		(0.40)		(0.40)		(0.40)		(0.41)
Net asset value, end of period	$12.55		$12.10		$12.14		$11.76		$11.03
Total return	6.95%		3.09%		6.69%		10.42%		(0.90%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.90%		0.89%		0.83%		0.81%		0.83%
Net expenses after fees waived or expenses reimbursed(b)	0.65	%(c)	0.67	%(c)	0.70	%(c)	0.68	%(c)	0.65	%(c)
Net investment income	3.08	%(c)	3.40	%(c)	3.31	%(c)	3.52	%(c)	3.62	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,570		$9,420		$10,969		$11,667		$11,520
Portfolio turnover	7%		8%		10%		20%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$12.10		$12.14		$11.76		$11.03		$11.54
Income from investment operations:
Net investment income	0.40		0.42		0.41		0.42		0.42
Net realized and unrealized gain (loss)	0.45		(0.04)		0.38		0.73		(0.50)
Total from investment operations	0.85		0.38		0.79		1.15		(0.08)
Less distributions to shareholders:
Net investment income	(0.40)		(0.42)		(0.41)		(0.42)		(0.43)
Total distributions to shareholders	(0.40)		(0.42)		(0.41)		(0.42)		(0.43)
Net asset value, end of period	$12.55		$12.10		$12.14		$11.76		$11.03
Total return	7.11%		3.24%		6.85%		10.58%		(0.75%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.74%		0.73%		0.68%		0.66%		0.68%
Net expenses after fees waived or expenses reimbursed(b)	0.50	%(c)	0.52	%(c)	0.55	%(c)	0.53	%(c)	0.50	%(c)
Net investment income	3.23	%(c)	3.55	%(c)	3.46	%(c)	3.66	%(c)	3.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$283,653		$258,766		$292,941		$293,160		$272,139
Portfolio turnover	7%		8%		10%		20%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia New York Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2012
25

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Annual Report 2012
26

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended October 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class T	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $180.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for

Annual Report 2012
27

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

the year ended October 31, 2012 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $37,522 for Class A, $27 for Class B, $5,389 for Class C and $28 for Class T shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.75%
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$19
Accumulated net realized gain	(19)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Tax-exempt income	$10,251,838	$10,277,898
Ordinary income	17	—
Total	$10,251,855	$10,277,898

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,001,958
Undistributed accumulated long-term gain	—
Accumulated realized loss	(946,916)
Unrealized appreciation	29,076,123

At October 31, 2012, the cost of investments for federal income tax purposes was $305,614,118 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$29,080,714
Unrealized depreciation	(4,591)
Net unrealized appreciation	$29,076,123

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	$(946,916)

For the year ended October 31, 2012, $59,152 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However,

Annual Report 2012
28

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $54,793,298 and $22,581,072, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 74.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolvoing credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Annual Report 2012
29

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
30

Columbia New York Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia New York Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
31

Columbia New York Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
32

Columbia New York Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
33

Columbia New York Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
34

Columbia New York Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
35

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia New York Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
36

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fiftieth, thirty-eighth and fiftieth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
37

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and third quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
38

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
39

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Annual Report 2012
40

Columbia New York Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia New York Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1741 D (12/12)

Annual Report

October 31, 2012

Columbia Massachusetts Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Massachusetts Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Massachusetts Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Massachusetts Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund) Class A shares returned 6.69% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund trailed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 7.68% for the same time period.

>  An underweight in bonds with maturities longer than 12 years and an overweight in bonds with very short maturities generally accounted for the shortfall relative to the benchmark. An emphasis on hospital and education bonds helped performance.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	12/09/02
Excluding sales charges		6.69	5.20	4.02
Including sales charges		3.20	4.50	3.52
Class B*	12/09/02
Excluding sales charges		5.89	4.41	3.25
Including sales charges		2.89	4.41	3.25
Class C*	12/09/02
Excluding sales charges		6.27	4.78	3.61
Including sales charges		5.27	4.78	3.61
Class T	06/26/00
Excluding sales charges		6.80	5.30	4.13
Including sales charges		1.69	4.27	3.62
Class Z	06/14/93	6.96	5.46	4.29
Barclays 3-15 Year Blend Municipal Bond Index		7.68	6.11	5.05

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Massachusetts Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2012
3

Columbia Massachusetts Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 6.69% excluding sales charges. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 7.68%. An underweight in bonds with maturities of 12 years or longer and a corresponding overweight in bonds with very short maturities held back results in a year when longer maturities tended to outperform. The larger-than-benchmark allocation to hospital and education bonds helped performance.

Strong Demand for Massachusetts Municipals

The Massachusetts economy has held up better in the economic downturn than the nation as a whole, although growth stagnated in the latter half of 2012 after a brisk start to the year. Nevertheless, unemployment remains below the national average and the Commonwealth remains in better shape than the national economy. Stabilization of employment in the financial services industry has helped, while the software and biotechnology industries have emerged as the fastest-growing segments in the economy. Manufacturing activity has struggled, however, and restricted spending by local governments has been a constraint on growth. Massachusetts government finances steadily improved over the year.

Investors' appetite for tax-advantaged municipal bonds often outstripped supply in Massachusetts, where the Commonwealth's debt rating stood at Aa1 by Moody's and AA+ by Standard & Poor's. The strong demand was consistent with national trends in a period in which municipal mutual funds received positive inflows of new investor money. At the same time that new money was entering the market, many cities, towns and agencies saw an opportunity to call back older bonds paying relatively higher yields and replace them with newer, lower-cost bond issues. As a consequence, the holders of currently callable bonds saw their existing higher-yielding investments being called back. In this environment, new issues that offered relatively higher yields were in particularly strong demand, which created a challenging situation for investors who tried to maintain diversification, relative value and sound fundamentals in their portfolios. Against a backdrop of generally low interest rates, investors sought the additional income offered by lower-rated issues, which led to strong total return performance from A and BBB rated securities compared to AAA rated bonds.

Shorter Maturity Holdings Detracted from Relative Return

The Fund's positioning in securities with maturities of two years or less detracted from relative performance, as the low-yields available in these very short securities contributed very little to total return. During a period in which longer-maturity bonds tended to outperform, an underweight in securities with maturities of 12+ years also handicapped relative performance. We modestly increased duration over the 12-month period to take advantage of falling interest rates and rising prices in longer-maturity securities. (Duration is a measure of price-sensitivity to changes in interest rates.)

Hospital, Education Bonds Helped Results

We emphasized sectors that we believed offered good relative value, notably hospital and education bonds, which were strong performers during the 12 months and helped relative results. The hospital and education sectors also

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Paul Fuchs joined Brian McGreevy as a Portfolio Manager of the Fund in January 2012.

Quality Breakdown (%) (at October 31, 2012)
AAA rating	6.1
AA rating	61.3
A rating	19.2
BBB rating	11.7
Not rated	1.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia Massachusetts Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

provided the Fund with opportunity to invest in better-yielding A and BBB rated securities, which are scarcer in Massachusetts than in the national market.

Looking Ahead

We currently intend to continue to look for opportunities to reduce the Fund's exposure to very short maturities and increase the weight of bonds with maturities of 12 years or longer. In addition, when possible, we intend to add A and BBB rated issues when we believe they offer additional yield, relative value and good fundamentals.

Annual Report 2012
5

Columbia Massachusetts Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.60	1,021.37	3.81	3.81	0.75
Class B	1,000.00	1,000.00	1,018.70	1,017.60	7.61	7.61	1.50
Class C	1,000.00	1,000.00	1,020.60	1,019.36	5.84	5.84	1.15
Class T	1,000.00	1,000.00	1,023.10	1,021.87	3.31	3.30	0.65
Class Z	1,000.00	1,000.00	1,023.90	1,022.62	2.54	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 2.4%
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	3,000,000	3,510,660
Revenue Bonds Series 2005C (AMBAC) 07/01/15	5.000%	1,500,000	1,675,605
07/01/22	5.000%	3,500,000	3,899,385
Total			9,085,650
Assisted Living 0.5%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage VOA Concord Series 2007 11/01/17	5.000%	540,000	559,057
11/01/27	5.125%	1,500,000	1,486,065
Total			2,045,122
Higher Education 18.6%
Massachusetts Development Finance Agency Revenue Bonds Boston College Series 2007P 07/01/20	5.000%	3,260,000	3,815,145
Boston University Series 2009V-2 10/01/14	2.875%	3,000,000	3,131,760
Brandeis University Series 2010O-2 10/01/24	5.000%	5,000,000	5,782,450
Emerson College Series 2006A 01/01/20	5.000%	870,000	961,698
01/01/21	5.000%	2,500,000	2,742,650
01/01/23	5.000%	1,000,000	1,081,410
Hampshire College Series 2004 10/01/14	5.150%	85,000	87,610
Merrimack College Series 2012A 07/01/27	5.000%	1,075,000	1,182,156
Mount Holyoke College Series 2008 07/01/23	5.000%	1,285,000	1,523,021
Wheelock College Series 2007C 10/01/17	5.000%	1,100,000	1,243,319
Worcester Polytechnic Institute Series 2007 (NPFGC) 09/01/22	5.000%	1,710,000	1,917,782

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A 10/01/32	5.000%	2,440,000	2,715,622
Boston College Series 2003N 06/01/15	5.250%	1,000,000	1,028,940
Series 2008M-1 06/01/24	5.500%	3,000,000	3,905,790
Massachusetts Institute of Technology Series 2002K 07/01/17	5.375%	2,275,000	2,770,677
07/01/22	5.500%	1,000,000	1,344,290
Series 2004M 07/01/19	5.250%	610,000	777,256
Northeastern University Series 2008T-1 10/01/28	5.000%	1,750,000	2,071,335
Series 2008T-2 10/01/29	5.000%	4,045,000	4,749,558
Series 2010A 10/01/13	5.000%	1,040,000	1,082,526
Simmons College Series 2009I 10/01/18	6.750%	1,365,000	1,715,518
Suffolk University Series 2009A 07/01/24	6.000%	2,100,000	2,475,249
Tufts University Series 2002J 08/15/16	5.500%	1,500,000	1,767,210
Series 2008 08/15/14	5.000%	1,250,000	1,351,925
08/15/17	5.000%	1,145,000	1,365,458
Wellesley College Series 2003 07/01/15	5.000%	610,000	629,264
Williams College Series 2003H 07/01/16	5.000%	1,740,000	1,794,236
Massachusetts Health & Educational Facilities Authority(a) Revenue Bonds Northeastern University Series 2008T-3 10/01/37	2.700%	2,500,000	2,563,600
Massachusetts Industrial Finance Agency Revenue Bonds Tufts University Series 1998H (NPFGC) 02/15/13	5.500%	1,830,000	1,857,468
Massachusetts State College Building Authority Revenue Bonds Series 2012A 05/01/29	5.000%	3,000,000	3,597,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Massachusetts Building Authority Revenue Bonds Senior Series 2008-2 (AGM) 05/01/21	5.000%	1,510,000	1,783,929
Senior Series 2009-1 05/01/23	5.000%	5,000,000	5,922,400
Total			70,738,282
Hospital 8.5%
Massachusetts Development Finance Agency Revenue Bonds Berkshire Health System Series 2012G 10/01/26	5.000%	1,200,000	1,358,424
Boston Medical Center Series 2012C 07/01/27	5.250%	3,695,000	4,174,352
UMASS Memorial Issue Series 2011H 07/01/26	5.125%	2,000,000	2,231,560
Massachusetts Health & Educational Facilities Authority Revenue Bonds Caregroup Series 1998B-2 (NPFGC) 02/01/27	5.375%	1,585,000	1,793,935
Series 2004D (NPFGC) 07/01/22	5.250%	1,000,000	1,135,670
Series 2008E-2 07/01/19	5.375%	4,675,000	5,521,736
Milford Regional Medical Series 2007E 07/15/17	5.000%	1,050,000	1,131,291
07/15/22	5.000%	1,500,000	1,571,610
Partners Healthcare Series 2003E 07/01/15	5.000%	1,140,000	1,174,098
Series 2010J-2 07/01/22	5.000%	5,000,000	5,861,950
Partners Healthcare System Series 2005F
07/01/17	5.000%	2,000,000	2,215,280
Series 2007G 07/01/18	5.000%	2,575,000	3,021,608
UMASS Memorial Issue Series 1998A (AMBAC) 07/01/14	5.250%	975,000	977,652
Total			32,169,166
Human Service Provider 0.4%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005 01/01/20	5.500%	1,355,000	1,398,699

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 1.7%
Massachusetts Development Finance Agency(a) Refunding Revenue Bonds Dominion Energy Brayton 1 Series 2009 12/01/42	5.750%	3,460,000	4,240,645
Revenue Bonds Dominion Energy Brayton Series 2010A 12/01/41	2.250%	2,260,000	2,314,105
Total			6,554,750
Joint Power Authority 3.2%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/24	5.250%	3,785,000	4,242,228
07/01/25	5.000%	2,000,000	2,193,280
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project 6 Series 2012A 07/01/16	5.000%	2,000,000	2,291,580
Project No. 6 Series 2011 07/01/19	5.000%	2,760,000	3,270,572
Total			11,997,660
Local General Obligation 7.9%
Boston Metropolitan District Unlimited General Obligation Refunding Bonds Series 2002A 12/01/14	5.250%	2,010,000	2,018,362
City of Boston Unlimited General Obligation Bonds Series 2012A 04/01/24	4.000%	2,150,000	2,520,896
Unlimited General Obligation Refunding Bonds Series 2004A 01/01/14	5.000%	1,000,000	1,055,300
City of Fall River Limited General Obligation Refunding Bonds State Qualified Series 2012 03/01/20	4.000%	2,295,000	2,616,438
03/01/21	4.000%	335,000	380,329
City of Lawrence Limited General Obligation Refunding Bonds State Qualified Series 2006 (AGM) 02/01/18	5.000%	1,500,000	1,755,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Springfield Limited General Obligation Bonds State Qualified Municipal Purpose Loan Series 2003 (AGM) 08/01/21	4.500%	2,000,000	2,241,940
City of Worcester Limited General Obligation Bonds Series 2004A (NPFGC) 08/15/13	5.250%	2,810,000	2,914,869
Dudley Charlton Regional School District Unlimited General Obligation Bonds Series 1999A (NPFGC/FGIC) 06/15/14	5.125%	2,305,000	2,468,724
Puerto Rico Municipal Finance Agency Unrefunded Revenue Bonds Series 1997A (AGM)(b) 07/01/17	5.500%	245,000	245,784
Town of Hopedale Limited General Obligation Refunding Bonds Series 2004 (AMBAC) 11/15/17	5.000%	1,000,000	1,087,950
Town of North Reading Limited General Obligation Bonds Muni Purpose Loan Series 2012 05/15/28	4.000%	2,130,000	2,353,927
Town of Sandwich Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 07/15/18	5.000%	1,575,000	1,768,599
Town of Tewksbury Unlimited General Obligation Bonds Muni Purpose Loan Series 2011 04/15/19	4.000%	1,000,000	1,162,630
04/15/20	4.000%	1,675,000	1,953,485
04/15/21	4.000%	1,050,000	1,204,056
04/15/22	4.000%	880,000	998,536
Town of Westborough Unlimited General Obligation Bonds Series 2003 11/15/16	5.000%	1,000,000	1,046,420
Total			29,793,395
Municipal Power 0.9%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	630,000	722,232

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Electric Power Authority Revenue Bonds Series 2002LL (NPFGC)(b) 07/01/17	5.500%	2,400,000	2,711,880
Total			3,434,112
Other Bond Issue 2.3%
Boston Housing Authority Revenue Bonds Series 2008 (AGM) 04/01/20	5.000%	2,135,000	2,431,060
04/01/23	5.000%	1,865,000	2,068,378
04/01/24	5.000%	3,260,000	3,592,227
Massachusetts Development Finance Agency Revenue Bonds Jewish Philanthropies Series 2002A 02/01/22	5.250%	450,000	454,923
Total			8,546,588
Pool/Bond Bank 4.4%
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/15	5.250%	3,000,000	3,400,470
Series 2006 08/01/20	5.250%	3,000,000	3,871,500
Revenue Bonds Pool Program Series 2005-11 08/01/19	5.250%	4,465,000	5,700,064
State Revolving Fund Series 2009-14 08/01/24	5.000%	3,100,000	3,802,894
Total			16,774,928
Prep School 1.6%
Massachusetts Development Finance Agency Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/30	6.375%	3,150,000	3,603,789
Noble & Greenough School Series 2011 04/01/21	4.000%	1,500,000	1,741,755
Park School Series 2012 09/01/20	5.000%	150,000	178,006
09/01/21	5.000%	330,000	391,466
Total			5,915,016

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded/Escrowed 7.4%
City of Springfield Prerefunded 01/15/13 Limited General Obligation Bonds State Qualified Series 2003 (NPFGC) 01/15/15	5.250%	1,500,000	1,515,555
Commonwealth of Massachusetts Prerefunded 01/01/13 Limited General Obligation Bonds Consolidated Loan Series 2002E (AGM) 01/01/18	5.250%	2,000,000	2,016,380
Prerefunded 08/01/14 Limited General Obligation Bonds Consolidated Loan Series 2004B (AMBAC) 08/01/22	5.000%	2,000,000	2,158,180
Commonwealth of Massachusetts(c) Revenue Bonds Capital Appreciation-Federal Highway Series 1998A Escrowed to Maturity 06/15/15	0.000%	4,000,000	3,934,560
Massachusetts Development Finance Agency Prerefunded 07/01/13 Revenue Bonds Pharmacy & Allied Health Sciences Series 2003 07/01/23	6.375%	1,000,000	1,050,610
Massachusetts Health & Educational Facilities Authority Prerefunded 10/01/13 Revenue Bonds Simmons College Series 2003F (FGIC) 10/01/15	5.000%	1,015,000	1,059,112
Massachusetts School Building Authority Prerefunded 08/15/15 Revenue Bonds Series 2005A (AGM) 08/15/26	5.000%	5,000,000	5,637,600
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(c) 05/01/28	0.000%	4,000,000	2,615,400
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 1998B Escrowed to Maturity (AGM/TCRS) 08/01/15	5.500%	1,165,000	1,327,494
Revenue Bonds General Series 2002J Escrowed to Maturity (AGM/TCRS) 08/01/15	5.250%	3,000,000	3,399,720
Puerto Rico Highway & Transportation Authority Prerefunded Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(b) 07/01/22	5.250%	1,075,000	1,391,652

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Massachusetts Building Authority Prerefunded 11/01/13 Revenue Bonds Senior Series 2003-1 (AMBAC) 11/01/15	5.250%	2,000,000	2,097,120
Total			28,203,383
Retirement Communities 0.4%
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	1,030,000	1,075,526
10/01/18	5.000%	515,000	533,808
Total			1,609,334
Single Family 0.3%
Massachusetts Housing Finance Agency Revenue Bonds Single Family Series 2009-143 12/01/24	5.000%	1,000,000	1,116,120
Special Non Property Tax 9.7%
Commonwealth of Massachusetts Revenue Bonds Consolidated Loan Series 1997A 06/01/13	5.500%	1,000,000	1,030,740
Series 2004 (NPFGC/FGIC) 01/01/19	5.250%	750,000	898,913
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2003A 07/01/17	5.250%	1,000,000	1,205,990
07/01/19	5.250%	625,000	789,463
Senior Series 2004C 07/01/18	5.250%	1,000,000	1,239,180
Senior Series 2005B (NPFGC) 07/01/23	5.500%	2,890,000	3,832,747
Senior Series 2006A 07/01/22	5.250%	3,500,000	4,523,785
Senior Series 2008B 07/01/23	5.000%	910,000	1,163,517
Massachusetts School Building Authority Refunding Revenue Bonds Senior Series 2012A 08/15/26	5.000%	4,000,000	4,945,640
Revenue Bonds Series 2007A (AMBAC) 08/15/18	5.000%	5,000,000	5,952,350
Senior Revenue Bonds Series 2011B 10/15/27	5.000%	4,000,000	4,863,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2005BB (AGM)(b) 07/01/22	5.250%	1,925,000	2,228,303
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	950,000	1,067,220
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(b) 10/01/25	5.000%	2,755,000	3,074,304
Total			36,815,232
Special Property Tax 1.2%
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/25	5.000%	3,210,000	3,802,887
07/01/27	5.000%	775,000	903,425
Total			4,706,312
State Appropriated 1.0%
Massachusetts Development Finance Agency Revenue Bonds Visual & Performing Arts Project Series 2000 08/01/13	5.750%	1,030,000	1,071,210
08/01/17	6.000%	540,000	658,924
08/01/21	6.000%	1,750,000	2,167,183
Total			3,897,317
State General Obligation 14.7%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002C 11/01/17	5.500%	1,500,000	1,842,375
Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	3,500,000	4,384,590
Series 2008A 08/01/16	5.000%	2,000,000	2,326,740
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	6,125,300
Series 2003D (AMBAC) 10/01/19	5.500%	5,000,000	6,409,500
Series 2003D (NPFGC) 10/01/20	5.500%	2,500,000	3,243,250

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2004B 08/01/20	5.250%	3,000,000	3,825,810
Series 2006B (AGM) 09/01/22	5.250%	4,000,000	5,182,720
Unlimited General Obligation Refunding Bonds Series 2003D (AGM) 10/01/19	5.500%	3,500,000	4,486,650
Series 2004C (AMBAC) 12/01/24	5.500%	5,000,000	6,692,500
Series 2004C (NPFGC) 12/01/19	5.500%	3,795,000	4,882,533
Series 2008A 09/01/15	5.000%	3,000,000	3,381,420
Commonwealth of Massachusetts(a) Unlimited General Obligation Bonds Series 2010A 02/01/14	0.740%	3,000,000	3,001,110
Total			55,784,498
Student Loan 2.4%
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010A 01/01/22	5.500%	4,625,000	5,407,689
Series 2009I 01/01/18	5.125%	3,310,000	3,820,534
Total			9,228,223
Transportation 0.3%
Woods Hole Marthas Vineyard & Nantucket Steamship Authority Revenue Bonds Series 2004B 03/01/18	5.000%	975,000	1,069,273
Turnpike/Bridge/Toll Road 0.7%
Massachusetts Department of Transportation Revenue Bonds Senior Series 2010B 01/01/22	5.000%	2,180,000	2,569,937
Water & Sewer 6.8%
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2005A (NPFGC/TCRS) 08/01/17	5.250%	6,000,000	7,226,400
Series 2007B (AGM/TCRS) 08/01/23	5.250%	5,500,000	7,140,320
Series 2012B 08/01/28	5.000%	5,000,000	6,128,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds General Series 2002J (AGM/TCRS) 08/01/14	5.250%	2,870,000	3,112,113
08/01/18	5.250%	1,000,000	1,236,270
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2008A (AGM)(b) 07/01/16	5.000%	1,000,000	1,106,840
Total			25,950,793
Total Municipal Bonds (Cost: $332,492,908)			369,403,790

Money Market Funds 1.6%

	Shares	Value ($)
Dreyfus Massachusetts Municipal Money Market Fund, 0.000%(d)	2,627,238	2,627,238
JPMorgan Tax Free Money Market Fund, 0.000%(d)	3,326,500	3,326,500
Total Money Market Funds (Cost: $5,953,738)		5,953,738
Total Investments (Cost: $338,446,646)		375,357,528
Other Assets & Liabilities, Net		4,337,736
Net Assets		379,695,264

Notes to Portfolio of Investments

(a)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $12,548,215 or 3.30% of net assets.

(c)  Zero coupon bond.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BNY  Bank of New York

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	369,403,790	—	369,403,790
Total Bonds	—	369,403,790	—	369,403,790
Other
Money Market Funds	5,953,738	—	—	5,953,738
Total Other	5,953,738	—	—	5,953,738
Total	5,953,738	369,403,790	—	375,357,528

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $338,446,646)	$375,357,528
Receivable for:
Investments sold	1,119,181
Capital shares sold	370,252
Interest	4,223,865
Expense reimbursement due from Investment Manager	11,985
Prepaid expenses	4,895
Trustees' deferred compensation plan	37,677
Total assets	381,125,383
Liabilities
Payable for:
Capital shares purchased	251,608
Dividend distributions to shareholders	977,243
Investment management fees	20,743
Distribution and service fees	2,791
Transfer agent fees	68,480
Administration fees	3,542
Compensation of board members	64
Chief compliance officer expenses	112
Other expenses	67,859
Trustees' deferred compensation plan	37,677
Total liabilities	1,430,119
Net assets applicable to outstanding capital stock	$379,695,264
Represented by
Paid-in capital	$342,588,342
Excess of distributions over net investment income	(9,434)
Accumulated net realized gain	205,474
Unrealized appreciation (depreciation) on:
Investments	36,910,882
Total — representing net assets applicable to outstanding capital stock	$379,695,264

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$32,398,069
Shares outstanding	2,856,713
Net asset value per share	$11.34
Maximum offering price per share(a)	$11.72
Class B
Net assets	$99,280
Shares outstanding	8,755
Net asset value per share	$11.34
Class C
Net assets	$11,969,723
Shares outstanding	1,055,494
Net asset value per share	$11.34
Class T
Net assets	$30,008,497
Shares outstanding	2,645,748
Net asset value per share	$11.34
Maximum offering price per share(a)	$11.91
Class Z
Net assets	$305,219,695
Shares outstanding	26,910,910
Net asset value per share	$11.34

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25% for Class A and by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$1,005
Interest	13,718,813
Total income	13,719,818
Expenses:
Investment management fees	1,511,872
Distribution fees
Class B	955
Class C	84,107
Service fees
Class A	84,532
Class B	318
Class C	28,041
Shareholder service fee — Class T	50,404
Transfer agent fees
Class A	64,903
Class B	373
Class C	21,795
Class T	66,124
Class Z	582,257
Administration fees	258,185
Compensation of board members	30,982
Custodian fees	4,125
Printing and postage fees	39,977
Registration fees	113,241
Professional fees	45,234
Chief compliance officer expenses	260
Other	11,571
Total expenses	2,999,256
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(861,785)
Fees waived by Distributor — Class C	(39,241)
Expense reductions	(180)
Total net expenses	2,098,050
Net investment income	11,621,768
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	235,614
Net realized gain	235,614
Net change in unrealized appreciation (depreciation) on:
Investments	12,977,036
Net change in unrealized appreciation (depreciation)	12,977,036
Net realized and unrealized gain	13,212,650
Net increase in net assets resulting from operations	$24,834,418
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$11,621,768	$11,858,667
Net realized gain	235,614	368,477
Net change in unrealized appreciation (depreciation)	12,977,036	(504,369)
Net increase in net assets resulting from operations	24,834,418	11,722,775
Distributions to shareholders
Net investment income
Class A	(971,229)	(936,724)
Class B	(2,701)	(13,113)
Class C	(277,975)	(276,773)
Class T	(1,001,276)	(1,207,723)
Class Z	(9,362,111)	(9,460,100)
Net realized gains
Class A	(33,104)	(8,919)
Class B	(154)	(251)
Class C	(10,855)	(2,946)
Class T	(37,440)	(10,766)
Class Z	(303,309)	(78,146)
Total distributions to shareholders	(12,000,154)	(11,995,461)
Increase (decrease) in net assets from capital stock activity	7,854,448	(8,674,656)
Total increase (decrease) in net assets	20,688,712	(8,947,342)
Net assets at beginning of year	359,006,552	367,953,894
Net assets at end of year	$379,695,264	$359,006,552
Excess of distributions over net investment income	$(9,434)	$(15,910)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,496,976	16,795,784	857,941	9,241,447
Distributions reinvested	47,187	531,355	27,493	296,677
Redemptions	(1,412,576)	(15,869,515)	(991,654)	(10,618,232)
Net increase (decrease)	131,587	1,457,624	(106,220)	(1,080,108)
Class B shares
Subscriptions	2,956	33,415	445	4,765
Distributions reinvested	63	704	384	4,106
Redemptions(a)	(7,547)	(85,026)	(79,651)	(856,228)
Net decrease	(4,528)	(50,907)	(78,822)	(847,357)
Class C shares
Subscriptions	251,681	2,819,614	130,008	1,401,873
Distributions reinvested	16,149	181,711	14,598	157,335
Redemptions	(119,050)	(1,336,435)	(192,530)	(2,070,017)
Net increase (decrease)	148,780	1,664,890	(47,924)	(510,809)
Class T shares
Subscriptions	33,047	371,567	46,857	503,396
Distributions reinvested	36,159	406,757	47,090	507,088
Redemptions	(614,463)	(6,929,522)	(492,558)	(5,311,869)
Net decrease	(545,257)	(6,151,198)	(398,611)	(4,301,385)
Class Z shares
Subscriptions	3,611,918	40,597,578	4,041,762	43,640,534
Distributions reinvested	23,928	269,674	22,929	246,385
Redemptions	(2,664,685)	(29,933,213)	(4,266,000)	(45,821,916)
Net increase (decrease)	971,161	10,934,039	(201,309)	(1,934,997)
Total net increase (decrease)	701,743	7,854,448	(832,886)	(8,674,656)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.95		$10.95		$10.61		$9.90		$10.35
Income from investment operations:
Net investment income	0.32		0.34		0.34		0.35		0.36
Net realized and unrealized gain (loss)	0.41		0.00	(a)	0.34		0.71		(0.44)
Total from investment operations	0.73		0.34		0.68		1.06		(0.08)
Less distributions to shareholders:
Net investment income	(0.33)		(0.34)		(0.34)		(0.35)		(0.37)
Net realized gains	(0.01)		(0.00	)(a)	—		—		(0.00	)(a)
Total distributions to shareholders	(0.34)		(0.34)		(0.34)		(0.35)		(0.37)
Net asset value, end of period	$11.34		$10.95		$10.95		$10.61		$9.90
Total return	6.69%		3.24%		6.51%		10.78%		(0.88%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%		0.99%		0.91%		0.90%		0.92%
Net expenses after fees waived or expenses reimbursed(c)	0.75	%(d)	0.77	%(d)	0.80	%(d)	0.78	%(d)	0.75	%(d)
Net investment income	2.88	%(d)	3.16	%(d)	3.12	%(d)	3.30	%(d)	3.51	%(d)
Supplemental data
Net assets, end of period (in thousands)	$32,398		$29,849		$30,998		$16,049		$11,936
Portfolio turnover	11%		10%		9%		8%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.95		$10.95		$10.61		$9.90		$10.35
Income from investment operations:
Net investment income	0.24		0.26		0.26		0.27		0.29
Net realized and unrealized gain (loss)	0.40		0.00	(a)	0.34		0.71		(0.45)
Total from investment operations	0.64		0.26		0.60		0.98		(0.16)
Less distributions to shareholders:
Net investment income	(0.24)		(0.26)		(0.26)		(0.27)		(0.29)
Net realized gains	(0.01)		(0.00	)(a)	—		—		(0.00	)(a)
Total distributions to shareholders	(0.25)		(0.26)		(0.26)		(0.27)		(0.29)
Net asset value, end of period	$11.34		$10.95		$10.95		$10.61		$9.90
Total return	5.89%		2.48%		5.72%		9.96%		(1.61%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.79%		1.66%		1.65%		1.67%
Net expenses after fees waived or expenses reimbursed(c)	1.50	%(d)	1.53	%(d)	1.55	%(d)	1.53	%(d)	1.50	%(d)
Net investment income	2.13	%(d)	2.44	%(d)	2.42	%(d)	2.59	%(d)	2.78	%(d)
Supplemental data
Net assets, end of period (in thousands)	$99		$145		$1,008		$1,222		$1,440
Portfolio turnover	11%		10%		9%		8%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.95		$10.95		$10.61		$9.90		$10.35
Income from investment operations:
Net investment income	0.28		0.30		0.30		0.30		0.32
Net realized and unrealized gain (loss)	0.40		0.00	(a)	0.34		0.72		(0.44)
Total from investment operations	0.68		0.30		0.64		1.02		(0.12)
Less distributions to shareholders:
Net investment income	(0.28)		(0.30)		(0.30)		(0.31)		(0.33)
Net realized gains	(0.01)		(0.00	)(a)	—		—		(0.00	)(a)
Total distributions to shareholders	(0.29)		(0.30)		(0.30)		(0.31)		(0.33)
Net asset value, end of period	$11.34		$10.95		$10.95		$10.61		$9.90
Total return	6.27%		2.83%		6.09%		10.34%		(1.27%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.73%		1.74%		1.66%		1.65%		1.67%
Net expenses after fees waived or expenses reimbursed(c)	1.15	%(d)	1.17	%(d)	1.20	%(d)	1.18	%(d)	1.15	%(d)
Net investment income	2.48	%(d)	2.75	%(d)	2.75	%(d)	2.88	%(d)	3.13	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,970		$9,931		$10,452		$8,859		$4,036
Portfolio turnover	11%		10%		9%		8%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.95		$10.95		$10.61		$9.90		$10.35
Income from investment operations:
Net investment income	0.34		0.35		0.35		0.36		0.38
Net realized and unrealized gain (loss)	0.40		0.00	(a)	0.34		0.71		(0.45)
Total from investment operations	0.74		0.35		0.69		1.07		(0.07)
Less distributions to shareholders:
Net investment income	(0.34)		(0.35)		(0.35)		(0.36)		(0.38)
Net realized gains	(0.01)		(0.00	)(a)	—		—		(0.00	)(a)
Total distributions to shareholders	(0.35)		(0.35)		(0.35)		(0.36)		(0.38)
Net asset value, end of period	$11.34		$10.95		$10.95		$10.61		$9.90
Total return	6.80%		3.34%		6.62%		10.89%		(0.77%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%		0.89%		0.81%		0.80%		0.82%
Net expenses after fees waived or expenses reimbursed(c)	0.65	%(d)	0.67	%(d)	0.70	%(d)	0.68	%(d)	0.65	%(d)
Net investment income	2.98	%(d)	3.25	%(d)	3.26	%(d)	3.43	%(d)	3.63	%(d)
Supplemental data
Net assets, end of period (in thousands)	$30,008		$34,952		$39,300		$39,221		$37,689
Portfolio turnover	11%		10%		9%		8%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.95		$10.95		$10.61		$9.90		$10.35
Income from investment operations:
Net investment income	0.35		0.37		0.37		0.37		0.39
Net realized and unrealized gain (loss)	0.40		0.00	(a)	0.34		0.71		(0.45)
Total from investment operations	0.75		0.37		0.71		1.08		(0.06)
Less distributions to shareholders:
Net investment income	(0.35)		(0.37)		(0.37)		(0.37)		(0.39)
Net realized gains	(0.01)		(0.00	)(a)	—		—		(0.00	)(a)
Total distributions to shareholders	(0.36)		(0.37)		(0.37)		(0.37)		(0.39)
Net asset value, end of period	$11.34		$10.95		$10.95		$10.61		$9.90
Total return	6.96%		3.49%		6.77%		11.06%		(0.62%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.73%		0.74%		0.66%		0.65%		0.67%
Net expenses after fees waived or expenses reimbursed(c)	0.50	%(d)	0.52	%(d)	0.55	%(d)	0.53	%(d)	0.50	%(d)
Net investment income	3.13	%(d)	3.40	%(d)	3.41	%(d)	3.58	%(d)	3.78	%(d)
Supplemental data
Net assets, end of period (in thousands)	$305,220		$284,128		$286,196		$282,469		$259,753
Portfolio turnover	11%		10%		9%		8%		10%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class T and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2012
24

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012
25

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation

Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.29
Class C	0.19
Class T	0.20
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the

Annual Report 2012
26

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $180.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2012 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $40,902 for Class A, $5 for Class B and $454 for Class T shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.75%
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for distributions, market discount and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of

Annual Report 2012
27

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Assets and Liabilities. The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Tax-exempt income	$11,615,292	$11,894,433
Long-term capital gains	384,862	101,028

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$976,841
Undistributed accumulated long-term gain	205,474
Unrealized appreciation	36,937,116

At October 31, 2012, the cost of investments for federal income tax purposes was $338,420,412 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,951,051
Unrealized depreciation	(13,935)
Net unrealized appreciation	$36,937,116

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $53,167,821 and $38,432,554, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 84.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Annual Report 2012
28

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
29

Columbia Massachusetts Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Massachusetts Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
30

Columbia Massachusetts Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$247,395
Exempt-Interest Dividends	100%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
31

Columbia Massachusetts Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
32

Columbia Massachusetts Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
33

Columbia Massachusetts Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
34

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Massachusetts Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
35

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the twenty-first, forty-sixth and twenty-fourth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
36

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are both ranked in the first quintiles against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012
37

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
38

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Annual Report 2012
40

Columbia Massachusetts Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia Massachusetts Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1028 D (12/12)

Annual Report

October 31, 2012

Columbia Massachusetts Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Massachusetts Tax-Exempt Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Massachusetts Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Board Consideration and Approval of Advisory Agreement	32
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Massachusetts Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia Massachusetts Tax-Exempt Fund (the Fund) Class A shares returned 9.50% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund outperformed its benchmarks, the broader Barclays Municipal Bond Index and the Barclays Massachusetts Municipal Bond Index, which returned 9.03% and 8.29%, respectively, during the period, but trailed the average return of the funds in its peer group, the Lipper Massachusetts Municipal Debt Funds Classification, which returned 10.05% for the 12 months.

>  The Fund's credit-quality and interest-rate positioning aided relative performance, as did issue selection in certain sectors.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	04/10/87
Excluding sales charges		9.50	5.70	4.94
Including sales charges		4.36	4.68	4.43
Class B	06/08/92
Excluding sales charges		8.68	4.91	4.16
Including sales charges		3.68	4.58	4.16
Class C	08/01/97
Excluding sales charges		9.01	5.22	4.47
Including sales charges		8.01	5.22	4.47
Class Z*	09/01/11	9.66	5.73	4.96
Barclays Municipal Bond Index		9.03	6.02	5.24
Barclays Massachusetts Municipal Bond Index		8.29	6.18	5.25
Lipper Massachusetts Municipal Debt Funds Classification		10.05	5.06	4.57

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays Massachusetts Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued in the commonwealth of Massachusetts.

The Lipper Massachusetts Municipal Debt Funds Classification is a calculation of average total returns of mutual funds that limit assets to those securities exempt from taxation in the commonwealth of Massachusetts.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Massachusetts Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Massachusetts Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 9.50% excluding sales charges. The Fund outperformed its benchmarks, the broader Barclays Municipal Bond Index and the Barclays Massachusetts Municipal Bond Index, which returned 9.03% and 8.29%, respectively, during the period. Performance trailed the average return of the peer group, the Lipper Massachusetts Municipal Debt Funds Classification, which was 10.05% for the 12 months. Overweights in longer-maturity, more interest-rate sensitive issues and lower-quality investment-grade bonds helped performance relative to both benchmarks, while a small cash position and disappointing security selection in certain sectors hampered results.

Municipal Bonds Rally as Yields Fall

Market conditions were favorable for municipal bonds over the 12-month period. Although the sovereign debt problems in Europe created global economic uncertainty, the U.S. economic outlook improved with modest gains in employment, manufacturing and housing. Tax collections rose in many states, while governments continued to make difficult budget decisions to improve their fiscal outlooks. Investor demand for tax-exempt bonds remained strong, helping to drive municipal bond yields down and prices up across all maturities. With interest rates declining to near all-time lows, investors sought the higher yields offered by bonds with maturities of 15+ years and those with credit ratings of A or lower. Longer-term and lower quality issues outperformed shorter-term and higher quality securities by a sizable margin. Top-performing sectors included industrial development/pollution control revenue, hospitals and leasing, all of which posted returns of 10% or more.

Gains from Long Maturity and Lower Credit Quality Bias

The Fund benefited from having an above-average sensitivity to interest rate changes with an overweight in longer-maturity bonds, which outperformed as their yields fell more than those on shorter-term bonds. In addition, long-term bond prices gained from a confluence of strong demand and decreased supply, which occurred as many issuers retired older, longer-maturity debt with higher interest costs and refunded with new lower-rate, intermediate-maturity securities. An overweight in hospital bonds, which tend to be lower quality, further aided relative results as credit spreads — the difference between yields on high-and low-quality bonds — tightened. Security selection in the housing, education and industrial development/pollution control revenue segments also made a positive contribution to relative performance. By contrast, issue selection in the water-and-sewer and hospital sectors hurt relative results.

Shifts in Sector Weights and Credit Quality

To help increase yield and total return, we boosted exposure to higher-yielding hospital and multifamily housing bonds. We also added to the state general obligation (G.O.) sector and trimmed the Fund's stake in the higher quality pre-refunded and water-and-sewer segments. Pre-refunding occurs when an issuer sells a new bond at a lower rate to pay off higher-rate issues. The proceeds from the sale are invested into an escrow account (typically short-term government securities), which generates interest that is used to pay the interest on the original bonds until they are called (or mature). We also boosted yield by increasing our stake in A and BBB rated bonds and reducing exposure to higher quality, AA rated issues.

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2012)
AAA rating	9.1
AA rating	41.3
A rating	31.2
BBB rating	8.6
Non-investment grade	2.1
Not rated	7.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia Massachusetts Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Going forward, we will be monitoring closely what happens with the automatic federal spending cuts and tax increases scheduled for January 1, 2013. An increase in the taxes paid by high-income earners, for example, could boost demand for municipal bonds, while potential elimination of the sector's tax-exempt status could pressure returns. As long as credit spreads are expected to tighten and short-term interest rates projected to remain low, the Fund will likely maintain a longer-maturity and lower quality bias within the investment-grade universe.

We expect Massachusetts to keep its high (Aa1) credit rating from Moody's amid a backdrop of continued slow economic growth. We're encouraged by the Commonwealth's relative resilience, with unemployment in September 2012 at 6.5%, well below the 7.8% national average. In addition, the Commonwealth's growing high-tech industry and well-educated workforce remain strengths. On the downside are the high costs of doing business in Massachusetts, an expensive housing market and above-average exposure to Europe's economic woes through exports to that region. Plus, many local governments continue to struggle with declining revenues. Given this environment, we think credit downgrades will continue to outpace upgrades, while the rate of defaults will be relatively benign. As always, the Fund's security selection will rely heavily on the proprietary credit research generated by our in-house team of analysts.

Annual Report 2012
5

Columbia Massachusetts Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total returns for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.00	1,021.17	4.04	4.01	0.79
Class B	1,000.00	1,000.00	1,030.00	1,017.39	7.86	7.81	1.54
Class C	1,000.00	1,000.00	1,031.60	1,018.90	6.33	6.29	1.24
Class Z	1,000.00	1,000.00	1,034.10	1,022.42	2.76	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Massachusetts Tax-Exempt Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 94.0%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 1.5%
Massachusetts Port Authority Revenue Bonds Bosfuel Project Series 2007 (NPFGC/FGIC) AMT(a) 07/01/32	5.000%	2,000,000	2,084,260
Airport 2.5%
Massachusetts Port Authority Revenue Bonds Conrac Project Series 2011A 07/01/41	5.125%	3,000,000	3,356,820
Assisted Living 0.8%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,145,000	1,084,716
Higher Education 19.0%
Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P 05/15/59	6.000%	1,000,000	1,262,850
Series 2005T-1 (AMBAC) 10/01/39	5.000%	2,000,000	2,080,180
Merrimack College Series 2012A 07/01/32	5.000%	1,450,000	1,565,231
Northeastern University Series 2012 10/01/31	5.000%	550,000	640,656
Smith College Series 2005 07/01/35	5.000%	3,000,000	3,267,630
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-2 06/01/35	5.500%	2,500,000	3,439,250
Harvard University Series 1991N 04/01/20	6.250%	2,675,000	3,622,378
Series 2009A 11/15/36	5.500%	1,000,000	1,210,980
Northeastern University Series 2008T-2 10/01/30	5.000%	1,000,000	1,168,560
Suffolk University Series 2009A 07/01/30	6.250%	1,000,000	1,165,430

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tufts University Series 2008 08/15/38	5.375%	1,000,000	1,212,830
Massachusetts State College Building Authority Refunding Revenue Bonds Senior Series 1994A 05/01/14	7.500%	1,260,000	1,339,960
Revenue Bonds Series 2008A (AGM) 05/01/38	5.000%	3,000,000	3,388,680
Total			25,364,615
Hospital 7.4%
Massachusetts Development Finance Agency Revenue Bonds Berkshire Health System Series 2012G 10/01/30	5.000%	1,500,000	1,677,105
Boston Medical Center Series 2012C 07/01/29	5.000%	1,000,000	1,093,310
Covenant Health System Obligation Group Series 2012 07/01/31	5.000%	1,000,000	1,094,580
Partners Healthcare Series 2012L 07/01/36	5.000%	1,000,000	1,132,020
Massachusetts Health & Educational Facilities Authority Revenue Bonds Caregroup Series 2008E-1 07/01/33	5.125%	2,000,000	2,123,380
Massachusetts Eye & Ear Infirmary Series 2010C 07/01/35	5.375%	1,000,000	1,083,780
Partners Healthcare Series 2010J-1 07/01/34	5.000%	1,500,000	1,660,875
Total			9,865,050
Hotels 1.3%
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(a)(b) 09/01/35	6.500%	2,185,000	1,715,290
Human Service Provider 0.6%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005 01/01/35	5.500%	750,000	756,022

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Massachusetts Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 2.5%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/30	5.250%	1,000,000	1,093,450
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project 6 Series 2012A 07/01/15	5.000%	2,000,000	2,215,000
Total			3,308,450
Multi-Family 3.6%
Massachusetts Housing Finance Agency(a) Revenue Bonds Housing Series 2011A AMT 12/01/36	5.250%	2,000,000	2,134,140
Series 2010C AMT 12/01/30	5.000%	1,000,000	1,077,020
12/01/42	5.350%	1,500,000	1,614,675
Total			4,825,835
Municipal Power 0.6%
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2007VV (NPFGC)(c) 07/01/29	5.250%	750,000	808,995
Nursing Home 0.5%
Massachusetts Industrial Finance Agency Refunding Revenue Bonds Chelsea Jewish Series 1997A (FHA) 08/01/37	6.500%	670,000	671,655
Other Bond Issue 4.5%
Massachusetts Development Finance Agency Revenue Bonds Broad Institute Series 2011A 04/01/37	5.250%	3,000,000	3,398,490
WGBH Educational Foundation Series 2002A (AMBAC) 01/01/42	5.750%	2,000,000	2,653,800
Total			6,052,290
Pool/Bond Bank 4.3%
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/30	5.250%	1,000,000	1,342,480

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/17	6.000%	2,445,000	3,029,942
State Revolving Fund Series 2009-14 08/01/38	5.000%	1,200,000	1,412,952
Total			5,785,374
Prep School 2.9%
Massachusetts Development Finance Agency Revenue Bonds Education-Dexter School Project Series 2007 05/01/26	4.500%	1,600,000	1,691,808
Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	1,000,000	1,182,560
Massachusetts Industrial Finance Agency Revenue Bonds Cambridge Friends School Series 1998 09/01/18	5.750%	1,000,000	1,000,750
Total			3,875,118
Refunded/Escrowed 9.5%
Massachusetts Bay Transportation Authority Revenue Bonds General Transportation Series 1991 Escrowed to Maturity (NPFGC) 03/01/21	7.000%	630,000	718,862
Massachusetts State College Building Authority(d) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC) 05/01/18	0.000%	4,000,000	3,718,840
05/01/23	0.000%	3,000,000	2,332,080
Massachusetts Water Resources Authority Revenue Bonds General Series 1993C Escrowed to Maturity (AMBAC/TCRS) 12/01/15	5.250%	610,000	653,609
Series 1992A Escrowed to Maturity 07/15/19	6.500%	2,100,000	2,512,104
Puerto Rico Public Finance Corp. Revenue Bonds Commonwealth Appropriation Series 1998A (AMBAC)(c) 06/01/19	5.375%	2,190,000	2,764,612
Total			12,700,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Massachusetts Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 2.4%
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Loomis Communities Project Series 2002A 03/01/32	6.900%	1,000,000	1,021,390
Linden Ponds, Inc. Facility Series 2011A-1 11/15/46	6.250%	2,127,125	1,568,457
Series 2011A-2 11/15/46	5.500%	112,921	71,357
Massachusetts Development Finance Agency(b) Revenue Bonds Groves-Lincoln Series 2009A 06/01/29	7.500%	1,000,000	523,020
Massachusetts Development Finance Agency(b)(d) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	561,650	2,977
Total			3,187,201
Single Family 0.8%
Massachusetts Housing Finance Agency Revenue Bonds Series 2009-147 06/01/28	4.800%	1,000,000	1,093,030
Special Non Property Tax 10.4%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC) 01/01/30	5.500%	2,500,000	3,204,875
Revenue Bonds Accelerated Bridge Program Series 2012 06/01/28	4.000%	1,000,000	1,102,210
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2008B 07/01/27	5.250%	710,000	938,201
Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	750,000	992,662
Massachusetts School Building Authority Senior Revenue Bonds Series 2011B 10/15/35	5.000%	1,000,000	1,173,180
Puerto Rico Sales Tax Financing Corp.(c) Revenue Bonds 1st Subordinated Series 2009A 08/01/37	5.750%	2,500,000	2,761,075

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007 08/01/57	5.250%	1,000,000	1,052,070
Series 2011C 08/01/40	5.000%	2,000,000	2,158,580
Territory of Guam Revenue Bonds Series 2011A(c) 01/01/42	5.125%	470,000	522,800
Total			13,905,653
Special Property Tax 2.6%
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/36	5.250%	3,000,000	3,423,120
State General Obligation 4.2%
Commonwealth of Massachusetts Limited General Obligation Bonds Series 2011A 04/01/28	5.000%	1,795,000	2,153,264
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994A (FGIC) 03/01/14	7.000%	1,250,000	1,315,250
Series 1992B (NPFGC) 03/01/16	6.200%	2,025,000	2,183,942
Total			5,652,456
Student Loan 5.5%
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/28	6.000%	820,000	953,980
Massachusetts Educational Financing Authority(a) Refunding Revenue Bonds Senior Series 2002E (AMBAC) AMT 01/01/13	5.000%	1,340,000	1,343,578
Revenue Bonds Issue I Series 2010B AMT 01/01/31	5.700%	825,000	883,451
Series 2008H (AGM) AMT 01/01/30	6.350%	615,000	687,293
Series 2011J AMT 07/01/33	5.625%	2,360,000	2,524,162
Series 2012J AMT 07/01/28	4.900%	1,000,000	1,038,570
Total			7,431,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Massachusetts Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 6.6%
Boston Water & Sewer Commission Refunding Revenue Bonds Senior Series 2009A 11/01/28	5.000%	1,250,000	1,466,688
Revenue Bonds Senior Series 1992A 11/01/13	5.750%	190,000	194,577
Senior Series 1993A 11/01/19	5.250%	4,320,000	4,998,327
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2011C 08/01/28	5.000%	500,000	603,345
Unrefunded Revenue Bonds General Series 1993C (AMBAC/TCRS) 12/01/15	5.250%	390,000	417,479
Series 1993C (TCRS) 12/01/15	5.250%	1,070,000	1,145,392
Total			8,825,808
Total Municipal Bonds (Cost: $113,481,552)			125,772,899

Floating Rate Notes 2.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency Refunding Revenue Bonds College of the Holy Cross VRDN Series 2008A (JPMorgan Chase Bank)(e) 09/01/37	0.200%	3,000,000	3,000,000
Total Floating Rate Notes (Cost: $3,000,000)			3,000,000

Money Market Funds 2.1%

	Shares	Value ($)
Dreyfus Massachusetts Municipal Money Market Fund, 0.000%(f)	1,501,733	1,501,733
JPMorgan Municipal Money Market Fund, 0.000%(f)	1,250,487	1,250,487
Total Money Market Funds (Cost: $2,752,220)		2,752,220
Total Investments (Cost: $119,233,772)		131,525,119
Other Assets & Liabilities, Net		2,208,333
Net Assets		133,733,452

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2012 was $2,241,287, representing 1.68% of net assets. Information concerning such security holdings at October 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 09/01/35 6.500%	09/20/02 - 04/07/08	2,141,325
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 2009A 06/01/29 7.500%	11/12/09	976,778
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56 0.000%	07/07/08 - 11/24/08	5,974

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $10,068,132 or 7.53% of net assets.

(d)  Zero coupon bond.

(e)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on October 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Massachusetts Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

(f)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Massachusetts Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	125,772,899	—	125,772,899
Total Bonds	—	125,772,899	—	125,772,899
Short-Term Securities
Floating Rate Notes	—	3,000,000	—	3,000,000
Total Short-Term Securities	—	3,000,000	—	3,000,000
Other
Money Market Funds	2,752,220	—	—	2,752,220
Total Other	2,752,220	—	—	2,752,220
Total	2,752,220	128,772,899	—	131,525,119

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Massachusetts Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $119,233,772)	$131,525,119
Receivable for:
Investments sold	626,463
Capital shares sold	399,538
Interest	1,829,487
Expense reimbursement due from Investment Manager	5,043
Prepaid expenses	1,676
Trustees' deferred compensation plan	33,974
Total assets	134,421,300
Liabilities
Payable for:
Capital shares purchased	141,140
Dividend distributions to shareholders	404,578
Investment management fees	7,295
Distribution and service fees	5,417
Transfer agent fees	32,239
Administration fees	1,277
Compensation of board members	116
Chief compliance officer expenses	38
Other expenses	61,774
Trustees' deferred compensation plan	33,974
Total liabilities	687,848
Net assets applicable to outstanding capital stock	$133,733,452
Represented by
Paid-in capital	$119,901,698
Undistributed net investment income	332,673
Accumulated net realized gain	1,207,734
Unrealized appreciation (depreciation) on:
Investments	12,291,347
Total — representing net assets applicable to outstanding capital stock	$133,733,452

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Massachusetts Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$119,456,235
Shares outstanding	14,789,875
Net asset value per share	$8.08
Maximum offering price per share(a)	$8.48
Class B
Net assets	$456,994
Shares outstanding	56,578
Net asset value per share	$8.08
Class C
Net assets	$13,464,733
Shares outstanding	1,667,189
Net asset value per share	$8.08
Class Z
Net assets	$355,490
Shares outstanding	44,024
Net asset value per share	$8.07

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$1,353
Interest	5,939,632
Total income	5,940,985
Expenses:
Investment management fees	519,325
Distribution fees
Class B	5,730
Class C	90,856
Service fees
Class A	291,775
Class B	1,910
Class C	30,297
Transfer agent fees
Class A	169,859
Class B	1,200
Class C	18,225
Class Z	352
Administration fees	90,882
Compensation of board members	21,735
Custodian fees	3,714
Printing and postage fees	50,000
Registration fees	60,204
Professional fees	31,161
Chief compliance officer expenses	38
Other	5,407
Total expenses	1,392,670
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(273,767)
Fees waived by Distributor — Class C	(36,321)
Expense reductions	(280)
Total net expenses	1,082,302
Net investment income	4,858,683
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,485,416
Net realized gain	1,485,416
Net change in unrealized appreciation (depreciation) on:
Investments	5,219,430
Net change in unrealized appreciation (depreciation)	5,219,430
Net realized and unrealized gain	6,704,846
Net increase in net assets resulting from operations	$11,563,529

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011(a)
Operations
Net investment income	$4,858,683	$4,958,962
Net realized gain	1,485,416	838,199
Net change in unrealized appreciation (depreciation)	5,219,430	(2,500,654)
Net increase in net assets resulting from operations	11,563,529	3,296,507
Distributions to shareholders
Net investment income
Class A	(4,378,586)	(4,578,207)
Class B	(23,027)	(64,887)
Class C	(399,081)	(365,495)
Class Z	(9,411)	(33)
Net realized gains
Class A	(719,546)	(929,002)
Class B	(6,868)	(26,156)
Class C	(69,041)	(84,365)
Class Z	(33)	—
Total distributions to shareholders	(5,605,593)	(6,048,145)
Increase (decrease) in net assets from capital stock activity	4,932,334	(9,823,746)
Total increase (decrease) in net assets	10,890,270	(12,575,384)
Net assets at beginning of year	122,843,182	135,418,566
Net assets at end of year	$133,733,452	$122,843,182
Undistributed net investment income	$332,673	$284,095

(a) Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,350,597	10,759,295	886,416	6,632,031
Distributions reinvested	453,930	3,597,651	464,714	3,459,200
Redemptions	(1,430,865)	(11,395,032)	(2,366,879)	(17,515,906)
Net increase (decrease)	373,662	2,961,914	(1,015,749)	(7,424,675)
Class B shares
Subscriptions	564	4,404	3,108	23,001
Distributions reinvested	2,775	21,872	6,390	47,325
Redemptions(b)	(88,085)	(702,317)	(326,007)	(2,390,477)
Net decrease	(84,746)	(676,041)	(316,509)	(2,320,151)
Class C shares
Subscriptions	393,314	3,122,006	205,048	1,563,155
Distributions reinvested	38,568	305,866	33,545	249,745
Redemptions	(141,689)	(1,124,547)	(255,533)	(1,896,853)
Net increase (decrease)	290,193	2,303,325	(16,940)	(83,953)
Class Z shares
Subscriptions	131,283	1,055,166	651	5,000
Distributions reinvested	1,158	9,336	4	33
Redemptions	(89,072)	(721,366)	—	—
Net increase	43,369	343,136	655	5,033
Total net increase (decrease)	622,478	4,932,334	(1,348,543)	(9,823,746)

(a) Class Z shares are for the period from September 1, 2011 (commencement of operations) to October 31, 2011.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Massachusetts Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.71		$7.84		$7.57		$6.98		$7.69
Income from investment operations:
Net investment income	0.30		0.31		0.31		0.31		0.31
Net realized and unrealized gain (loss)	0.42		(0.07)		0.30		0.63		(0.71)
Total from investment operations	0.72		0.24		0.61		0.94		(0.40)
Less distributions to shareholders:
Net investment income	(0.30)		(0.31)		(0.30)		(0.30)		(0.31)
Net realized gains	(0.05)		(0.06)		(0.04)		(0.05)		—
Total distributions to shareholders	(0.35)		(0.37)		(0.34)		(0.35)		(0.31)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$8.08		$7.71		$7.84		$7.57		$6.98
Total return	9.50%		3.37%		8.30%		13.82%		(5.46%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.00%		1.00%		0.96%		0.94%		0.96	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.79	%(e)	0.80	%(e)	0.83	%(e)	0.85	%(e)	0.96	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.00%		1.00%		0.96%		0.94%		0.93%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.79	%(e)	0.80	%(e)	0.83	%(e)	0.85	%(e)	0.93	%(e)
Net investment income	3.79	%(e)	4.13	%(e)	4.02	%(e)	4.18	%(e)	4.08	%(e)
Supplemental data
Net assets, end of period (in thousands)	$119,456		$111,134		$120,910		$117,193		$108,149
Portfolio turnover	21%		26%		8%		15%		16%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense and fees related to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Massachusetts Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.71		$7.84		$7.57		$6.98		$7.69
Income from investment operations:
Net investment income	0.24		0.25		0.25		0.25		0.25
Net realized and unrealized gain (loss)	0.42		(0.06)		0.31		0.64		(0.71)
Total from investment operations	0.66		0.19		0.56		0.89		(0.46)
Less distributions to shareholders:
Net investment income	(0.24)		(0.26)		(0.25)		(0.25)		(0.25)
Net realized gains	(0.05)		(0.06)		(0.04)		(0.05)		—
Total distributions to shareholders	(0.29)		(0.32)		(0.29)		(0.30)		(0.25)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$8.08		$7.71		$7.84		$7.57		$6.98
Total return	8.68%		2.60%		7.50%		12.98%		(6.16%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.77%		1.76%		1.71%		1.69%		1.71	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.54	%(e)	1.56	%(e)	1.58	%(e)	1.60	%(e)	1.71	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.77%		1.76%		1.71%		1.69%		1.68%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.54	%(e)	1.56	%(e)	1.58	%(e)	1.60	%(e)	1.68	%(e)
Net investment income	3.06	%(e)	3.40	%(e)	3.29	%(e)	3.46	%(e)	3.32	%(e)
Supplemental data
Net assets, end of period (in thousands)	$457		$1,089		$3,587		$6,641		$10,518
Portfolio turnover	21%		26%		8%		15%		16%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense and fees related to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Massachusetts Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.71		$7.84		$7.57		$6.98		$7.69
Income from investment operations:
Net investment income	0.26		0.27		0.28		0.27		0.27
Net realized and unrealized gain (loss)	0.42		(0.06)		0.30		0.64		(0.71)
Total from investment operations	0.68		0.21		0.58		0.91		(0.44)
Less distributions to shareholders:
Net investment income	(0.26)		(0.28)		(0.27)		(0.27)		(0.27)
Net realized gains	(0.05)		(0.06)		(0.04)		(0.05)		—
Total distributions to shareholders	(0.31)		(0.34)		(0.31)		(0.32)		(0.27)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$8.08		$7.71		$7.84		$7.57		$6.98
Total return	9.01%		2.92%		7.81%		13.31%		(5.88%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.75%		1.76%		1.71%		1.69%		1.71	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.24	%(e)	1.26	%(e)	1.28	%(e)	1.30	%(e)	1.41	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.75%		1.76%		1.71%		1.69%		1.68%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.24	%(e)	1.26	%(e)	1.28	%(e)	1.30	%(e)	1.38	%(e)
Net investment income	3.33	%(e)	3.68	%(e)	3.57	%(e)	3.73	%(e)	3.63	%(e)
Supplemental data
Net assets, end of period (in thousands)	$13,465		$10,614		$10,922		$10,339		$8,670
Portfolio turnover	21%		26%		8%		15%		16%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense and fees related to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Massachusetts Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012	2011(a)
Per share data
Net asset value, beginning of period	$7.71	$7.69
Income from investment operations:
Net investment income	0.32	0.05
Net realized and unrealized gain	0.41	0.02	(b)
Total from investment operations	0.73	0.07
Less distributions to shareholders:
Net investment income	(0.32)	(0.05)
Net realized gains	(0.05)	—
Total distributions to shareholders	(0.37)	(0.05)
Net asset value, end of period	$8.07	$7.71
Total return	9.66%	0.93%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.70%	0.71	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.54%	0.52	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.70%	0.71	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.54%	0.52	%(d)
Net investment income	3.97%	4.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$355	$5
Portfolio turnover	21%	26%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 (commencement of operations) to October 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Massachusetts Tax-Exempt Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Annual Report 2012
22

Columbia Massachusetts Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation

Annual Report 2012
23

Columbia Massachusetts Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.16
Class C	0.15
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $280.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $83,052 for Class A, $250 for Class B and $172 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Annual Report 2012
24

Columbia Massachusetts Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications, distribution payable and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Tax-exempt income	$4,793,775	$5,008,622
Ordinary income	16,330	—
Long-term capital gains	795,488	1,039,523

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$463,979
Undistributed accumulated long-term gain	1,376,010
Unrealized appreciation	12,428,342

At October 31, 2012, the cost of investments for federal income tax purposes was $118,928,501 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,131,527
Unrealized depreciation	(1,534,909)
Net unrealized appreciation	$12,596,618

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $26,291,457 and $26,578,516, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 30.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to

Annual Report 2012
25

Columbia Massachusetts Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Tax-Exempt Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
26

Columbia Massachusetts Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Massachusetts Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
27

Columbia Massachusetts Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$1,476,875
Exempt-Interest Dividends	99.66%

Capital Gain Dividend — The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends — The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
28

Columbia Massachusetts Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
29

Columbia Massachusetts Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
30

Columbia Massachusetts Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
31

Columbia Massachusetts Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
32

Columbia Massachusetts Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the eighth, seventy-fifth and forty-second percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
33

Columbia Massachusetts Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
34

Columbia Massachusetts Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
35

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Annual Report 2012
36

Columbia Massachusetts Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
37

Columbia Massachusetts Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1016 D (12/12)

Annual Report

October 31, 2012

Columbia Strategic Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Strategic Income Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Strategic Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	44
Statement of Operations	46
Statement of Changes in Net Assets	47
Financial Highlights	50
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	72
Federal Income Tax Information	73
Trustees and Officers	74
Board Consideration and Approval of Advisory Agreement	77
Important Information About This Report	81

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Strategic Income Fund

Performance Overview

Performance Summary

>  Columbia Strategic Income Fund (the Fund) Class A shares returned 6.72% excluding sales charges for the five-month period that ended October 31, 2012.

>  The Fund outperformed its primary benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 2.07% for the same time period. The Fund also outperformed its New Blended Benchmark, which returned 5.48%, and its Former Blended Benchmark, which returned 5.48%, for the same five months. These composite benchmarks established by the Fund's Investment Manager are described below.

>  Both sector allocation and security selection overall contributed positively to the Fund's outperformance as did effective duration positioning.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	5 Months cumulative(a)	1 Year	5 Years	10 Years
Class A	04/21/77
Excluding sales charges		6.72	10.04	7.35	8.45
Including sales charges		1.72	4.89	6.31	7.92
Class B	05/15/92
Excluding sales charges		6.39	9.39	6.55	7.64
Including sales charges		1.39	4.39	6.24	7.64
Class C	07/01/97
Excluding sales charges		6.45	9.38	6.67	7.80
Including sales charges		5.45	8.38	6.67	7.80
Class K (formerly Class R4)*	03/07/11	6.68	10.28	7.39	8.46
Class R*	09/27/10	6.58	9.90	7.18	8.23
Class R5*	03/07/11	6.79	10.56	7.48	8.51
Class W*	09/27/10	6.90	10.23	7.37	8.45
Class Z	01/29/99	6.74	10.45	7.60	8.68
Barclays U.S. Government/Credit Bond Index		2.07	5.90	6.52	5.53
New Blended Benchmark		5.48	9.04	8.08	8.65
Former Blended Benchmark		5.48	9.22	8.17	8.69

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

The New Blended Benchmark consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America Merrill Lynch (BofAML) US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged (Citigroup Non U.S. WGBI — Unhedged) and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The BofAML US High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The Citigroup Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Former Blended Benchmark consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. WGBI — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index. The JPMorgan Global High Yield Index measures the U.S. dollar global high yield corporate debt market, including domestic and international issues. The JPMorgan EMBI Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets including U.S. dollar-denominated Brady bonds, loans and Eurobonds with an outstanding face value of at least $500 million.

Effective on February 29, 2012, the Fund changed its blended benchmark because the Investment Manager believes it is more consistent with the Fund's investment strategy.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

(a) For the period from June 1, 2012 to October 31, 2012. During the period the Fund's fiscal year was changed from May 31 to October 31.

Annual Report 2012

Columbia Strategic Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012

Columbia Strategic Income Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Strategic Income Fund has approved the change of the Fund's fiscal year end from May 31 to October 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period from November 1, 2012 through April 30, 2013.

On February 29, 2012, the Fund changed its secondary benchmark from the Former Blended Benchmark to the New Blended Benchmark because the Investment Manager believes it is more consistent with the Fund's investment strategy. The New Blended Benchmark consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America/Merrill Lynch US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The Former Blended Benchmark is a weighted custom composite, established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

For the five-month period that ended October 31, 2012, the Fund's Class A shares returned 6.72% excluding sales charges. The Fund outperformed its primary benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 2.07%, as well as its New Blended Benchmark, which returned 5.48% for the same period. The Fund also outperformed its Former Blended Benchmark, which returned 5.48% for the five month period. Both sector allocation and security selection overall contributed positively to the Fund's outperformance as did effective duration positioning.

Global Central Bank Action Buoyed Bond Markets

Global bond markets posted positive results during the reporting period, as aggressive action from global central banks helped to buoy investor confidence. The U.S. Federal Reserve (the Fed) and the European Central Bank each announced new bond purchase programs designed to help boost economic growth. Better economic data also supported global bond market performance. The U.S. labor market improved, adding 737,000 new jobs during the 5-month reporting period. Job gains helped the unemployment rate decline to 7.9% in October from 8.2% in May. In addition, surveys of purchasing managers indicated expansion in both the manufacturing and service sectors of the economy in October following a span of sluggishness during the summer. As investor sentiment improved, interest rates rose, and investors sold "safe haven" government bonds in favor of other more credit-sensitive sectors, such that non-government bond sectors outperformed higher quality fixed income sectors during the reporting period. Yields on the benchmark 10-year U.S. Treasury note rose 13 basis points during the reporting period. (A basis point is 1/100th of a percentage point.) At the same time, the U.S. Treasury yield curve steepened, meaning yields on longer-term U.S. Treasuries rose more than those on shorter-term maturities. The Fed maintained overnight interest rates near zero, keeping the yields of shorter-maturity bonds generally contained.

Portfolio Management

Colin Lundgren, CFA

Gene Tannuzzo, CFA

Brian Lavin, CFA

Quality Breakdown (%) (at October 31, 2012)
AAA rating	28.4
AA rating	1.8
A rating	4.1
BBB rating	19.6
BB rating	15.1
B rating	22.3
CCC rating	5.3
CC rating	0.1
D rating	0.0	(a)
Not rated	3.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a) Rounds to less than 0.1%.

Annual Report 2012

Columbia Strategic Income Fund

Manager Discussion of Fund Performance (continued)

Sector Allocation and Security Selection Overall Boosted Fund Results

Sector allocation, overall, contributed positively to the Fund's results during the reporting period, driven by underweighted positions in U.S. Treasuries and international developed market government bonds. A modest overweight to emerging market bonds in June and July also helped performance. Security selection proved effective, led by strong bond picking in the mortgage-backed securities, international developed market government bond, high yield corporate bond and investment grade corporate bond sectors. Also contributing positively to the Fund's relative results was its duration positioning. The Fund maintained a shorter duration than its blended benchmark, which helped performance as yields drifted higher. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Overweight to Mortgage-Backed Securities Hampered Performance

The Fund's overweighted position in the mortgage-backed securities sector was a drag on its relative performance, as mortgage-backed securities lagged other non-U.S. Treasury sectors during the reporting period. Security selection within the emerging market bond and commercial mortgage-backed securities sectors also detracted, albeit more modestly.

Derivative Positions in the Fund

The Fund utilized U.S. Treasury futures and options to manage duration and yield curve exposure, credit default swaps to hedge credit exposure, currency forwards for hedging and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for "to be announced," are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security.

Shifting Market Conditions Drive Portfolio Changes

During the reporting period, we reduced the Fund's exposure to high yield corporate bonds and to emerging market bonds, as spreads, or the yield differential between these sectors and duration-equivalent U.S. Treasuries, narrowed. We used these proceeds to increase the Fund's allocation to mortgage-backed securities on the expectation that the Fed would increase purchases in that sector. Throughout, we maintained a duration position that varied between 0.25 and 0.50 years shorter than the Fund's blended benchmark.

Looking Ahead

Early in the reporting period, a broad deceleration in economic activity had become evident. Investors became concerned as the manufacturing sector stalled and the labor market became quite sluggish. Toward the end of the reporting period, however, it appeared that economic activity had begun to stabilize, as near-term economic momentum improved. We believe this was likely the start of yet another mini-cycle in economic activity, similar to others that we have experienced over the past three years. Despite short-term fluctuations in

Portfolio Breakdown (%) (at October 31, 2012)
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	3.0
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Information Technology	0.0	(a)
Materials	0.0	(a)
Telecommunication Services	0.0	(a)
Corporate Bonds & Notes	44.1
Consumer Discretionary	5.0
Consumer Staples	2.0
Energy	6.3
Financials	5.1
Health Care	3.8
Industrials	3.2
Materials	3.7
Telecommunication	9.2
Utilities	5.8
Foreign Government Obligations	21.2
Inflation-Indexed Bonds	0.9
Money Market Funds	4.9
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	12.7
Residential Mortgage-Backed Securities — Non-Agency	3.5
Senior Loans	3.6
Consumer Discretionary	1.0
Consumer Staples	0.3
Energy	0.1
Financials	0.1
Health Care	0.3
Industrials	0.5
Materials	0.4
Telecommunication	0.7
Utilities	0.2
Treasury Bills	0.1
U.S. Treasury Obligations	5.8
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Annual Report 2012

Columbia Strategic Income Fund

Manager Discussion of Fund Performance (continued)

economic activity during these three years, Gross Domestic Product (GDP) growth has consistently managed to revert back to a positive, albeit modest, rate of about 2%. Even with some near-term signs of strength in the labor and housing markets, we currently expect ongoing private sector deleveraging and political uncertainty to keep economic growth contained around this same level over the next year. With inflation currently running above the level of government bond yields, we believe investors may be better served looking elsewhere for income. However, with the U.S. fiscal cliff looming, we believe volatility may be poised to rise in the near term, and investors are not being compensated to venture too far down the quality spectrum. (The U.S. fiscal cliff refers to tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.)

Given this view, at the end of October 2012, we believed high quality corporate bonds still offered attractive spreads when compared to strong corporate fundamental metrics. We thus maintained an overweight to investment grade and high yield corporate bonds, although we reduced these positions throughout the reporting period. We maintained an underweight to traditional "safe haven" markets overseas, specifically Germany and Japan, which in our view offered little value at current yield levels. We maintained an overweighted position in U.S. mortgage-backed securities, which we expect to perform well in light of the Fed's renewed commitment to purchase mortgage-backed securities as part of its quantitative easing program. We held duration, or interest rate risk, shorter than that of the New Blended Benchmark, as we believe that further improvements in the labor market could put upward pressure on government bond yields.

Annual Report 2012

Columbia Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.10	1,020.06	5.28	5.19	1.02
Class B	1,000.00	1,000.00	1,048.20	1,016.28	9.14	9.00	1.77
Class C	1,000.00	1,000.00	1,047.20	1,017.04	8.36	8.24	1.62
Class K (formerly Class R4)	1,000.00	1,000.00	1,051.60	1,020.77	4.55	4.48	0.88
Class R	1,000.00	1,000.00	1,050.50	1,018.80	6.56	6.46	1.27
Class R5	1,000.00	1,000.00	1,052.90	1,022.08	3.21	3.16	0.62
Class W	1,000.00	1,000.00	1,052.20	1,020.16	5.17	5.09	1.00
Class Z	1,000.00	1,000.00	1,052.40	1,021.32	3.98	3.92	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 45.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
ADS Tactical, Inc. Senior Secured(b)(c) 04/01/18	11.000%	6,481,000	6,416,190
Huntington Ingalls Industries, Inc.(c) 03/15/18	6.875%	2,774,000	2,995,920
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	7,967,000	8,604,360
Oshkosh Corp. 03/01/20	8.500%	4,629,000	5,097,686
Oshkosh Corp.(c) 03/01/17	8.250%	1,263,000	1,375,091
TransDigm, Inc. Senior Subordinated Notes(b) 10/15/20	5.500%	2,582,000	2,614,275
Total			27,103,522
Automotive 0.8%
Chrysler Group LLC/Co-Issuer, Inc.(c) Secured 06/15/19	8.000%	622,000	661,653
06/15/21	8.250%	4,536,000	4,847,850
Dana Holding Corp. Senior Unsecured 02/15/19	6.500%	710,000	741,950
02/15/21	6.750%	408,000	434,520
Delphi Corp. 05/15/19	5.875%	1,137,000	1,215,169
Delphi Corp.(c) 05/15/21	6.125%	757,000	836,485
Lear Corp. 03/15/18	7.875%	3,524,000	3,841,160
Schaeffler Finance BV(b) Senior Secured 02/15/17	7.750%	1,381,000	1,526,005
Schaeffler Finance BV(b)(c) Senior Secured 02/15/19	8.500%	1,619,000	1,825,422
Visteon Corp.(c) 04/15/19	6.750%	6,140,000	6,316,525
Total			22,246,739
Banking 0.9%
BES Investimento do Brasil SA Senior Unsecured(b) 03/25/15	5.625%	1,000,000	995,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BanColombia SA Senior Unsecured 06/03/21	5.950%		1,600,000	1,848,000
Banco de Bogota SA Senior Unsecured(b)(c) 01/15/17	5.000%		1,000,000	1,073,923
Banco de Credito del Peru Subordinated Notes(b)(d) 10/15/22	7.170%	PEN	2,000,000	880,571
Bank of America Corp. Senior Unsecured 05/13/21	5.000%		6,860,000	7,738,622
Citigroup, Inc. Senior Unsecured 01/15/15	6.010%		15,000	16,513
JPMorgan Chase & Co. Senior Unsecured 08/15/21	4.350%		665,000	743,273
JPMorgan Chase & Co.(c) Senior Unsecured 09/23/22	3.250%		890,000	912,266
Lloyds Banking Group PLC(b)(d) 12/31/49	6.657%		230,000	193,200
Morgan Stanley Senior Unsecured 01/26/20	5.500%		500,000	550,389
07/28/21	5.500%		7,165,000	7,963,360
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%		1,840,000	2,079,200
Total				24,994,317
Brokerage 0.6%
E*Trade Financial Corp. Senior Unsecured 12/01/15	7.875%		2,505,000	2,539,444
E*Trade Financial Corp.(c) Senior Unsecured 11/30/17	12.500%		9,132,000	10,341,990
Neuberger Berman Group LLC/Finance Corp.(b) Senior Unsecured 03/15/20	5.625%		1,092,000	1,149,330
Neuberger Berman Group LLC/Finance Corp.(b)(c) Senior Unsecured 03/15/22	5.875%		1,987,000	2,121,122
Nuveen Investments, Inc. Senior Unsecured(b) 10/15/20	9.500%		2,017,000	2,032,128
Total				18,184,014

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.4%
Building Materials Corp. of America(b) Senior Notes 05/01/21	6.750%	2,517,000	2,743,530
Senior Secured 02/15/20	7.000%	945,000	1,025,325
Gibraltar Industries, Inc. 12/01/15	8.000%	2,523,000	2,567,152
Interface, Inc.(c) 12/01/18	7.625%	1,002,000	1,083,413
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	2,492,000	2,504,460
Nortek, Inc.(c) 12/01/18	10.000%	316,000	350,365
04/15/21	8.500%	1,307,000	1,405,025
Total			11,679,270
Chemicals 1.4%
Ashland, Inc. Senior Unsecured(b)(c) 08/15/22	4.750%	1,360,000	1,387,200
Celanese U.S. Holdings LLC(c) 06/15/21	5.875%	814,000	906,593
Hexion US Finance Corp. Senior Secured 04/15/20	6.625%	609,000	607,478
Huntsman International LLC 03/15/21	8.625%	831,000	945,263
JM Huber Corp. Senior Notes(b)(c) 11/01/19	9.875%	2,430,000	2,697,300
LyondellBasell Industries NV(c) Senior Unsecured 11/15/21	6.000%	9,394,000	10,861,812
04/15/24	5.750%	6,124,000	7,088,530
MPM Escrow LLC/Finance Corp. Senior Secured(b) 10/15/20	8.875%	2,356,000	2,308,880
MacDermid, Inc.(b) 04/15/17	9.500%	2,058,500	2,151,132
Nova Chemicals Corp. Senior Unsecured 11/01/19	8.625%	2,153,000	2,438,272
Nufarm Australia Ltd.(b) 10/15/19	6.375%	674,000	690,850
Polypore International, Inc.(c) 11/15/17	7.500%	2,710,000	2,926,800

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockwood Specialties Group, Inc. 10/15/20	4.625%	4,167,000	4,292,010
Total			39,302,120
Construction Machinery 1.1%
Ashtead Capital, Inc. Secured(b)(c) 07/15/22	6.500%	681,000	721,860
CNH Capital LLC(b) Senior Notes 11/01/15	3.875%	303,000	310,575
CNH Capital LLC(b)(c) 11/01/16	6.250%	3,395,000	3,666,600
Case New Holland, Inc.(c) 12/01/17	7.875%	6,559,000	7,706,825
Columbus McKinnon Corp. 02/01/19	7.875%	950,000	1,018,875
H&E Equipment Services, Inc.(b) 09/01/22	7.000%	960,000	998,400
Neff Rental LLC/Finance Corp. Secured(b) 05/15/16	9.625%	4,296,000	4,360,440
Terex Corp. 04/01/20	6.500%	1,845,000	1,937,250
UR Merger Sub Corp. 12/15/19	9.250%	5,225,000	5,930,375
UR Merger Sub Corp.(b) 05/15/20	7.375%	1,015,000	1,096,200
UR Merger Sub Corp.(b)(c) Secured 07/15/18	5.750%	1,228,000	1,317,030
UR Merger Sub Corp.(c) 09/15/20	8.375%	1,662,000	1,819,890
United Rentals, Inc. 06/15/23	6.125%	679,000	687,487
Total			31,571,807
Consumer Cyclical Services 0.1%
Goodman Networks, Inc. Senior Secured(b) 07/01/18	12.375%	2,134,000	2,294,050
Monitronics International, Inc. 04/01/20	9.125%	1,380,000	1,438,650
Total			3,732,700
Consumer Products 0.5%
Clorox Co. (The) Senior Unsecured 09/15/22	3.050%	2,865,000	2,965,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Libbey Glass, Inc. Senior Secured(b) 05/15/20	6.875%	973,000	1,045,975
Serta Simmons Holdings LLC Senior Notes(b) 10/01/20	8.125%	2,975,000	3,015,906
Spectrum Brands, Inc.(b) 03/15/20	6.750%	667,000	681,174
Spectrum Brands, Inc.(c) Senior Secured 06/15/18	9.500%	5,694,000	6,391,515
Total			14,099,690
Diversified Manufacturing 0.2%
Actuant Corp. 06/15/22	5.625%	1,319,000	1,361,868
Amsted Industries, Inc. Senior Notes(b) 03/15/18	8.125%	2,182,000	2,356,560
Tomkins LLC/Inc. Secured(c) 10/01/18	9.000%	1,481,000	1,658,720
Total			5,377,148
Electric 3.4%
AES Corp. Senior Unsecured 07/01/21	7.375%	4,366,000	4,879,005
Appalachian Power Co. Senior Unsecured(c) 03/30/21	4.600%	9,330,000	10,894,193
Arizona Public Service Co. Senior Unsecured 08/01/16	6.250%	739,000	865,706
Calpine Corp. Senior Secured(b)(c) 02/15/21	7.500%	6,071,000	6,632,567
Carolina Power & Light Co. 1st Mortgage 05/15/42	4.100%	1,500,000	1,611,724
Cleveland Electric Illuminating Co. (The) 1st Mortgage 11/15/18	8.875%	500,000	670,191
Consolidated Edison Co. of New York, Inc. Senior Unsecured 04/01/38	6.750%	895,000	1,339,325
Dominion Resources, Inc. Senior Unsecured 11/30/17	6.000%	1,080,000	1,312,546

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Resources, Inc.(c) Senior Unsecured 08/15/19	5.200%	3,904,000	4,709,641
09/15/42	4.050%	1,100,000	1,143,988
Duke Energy Corp. Senior Unsecured 09/15/14	3.950%	3,930,000	4,159,335
08/15/22	3.050%	415,000	426,103
Duke Energy Ohio, Inc. 1st Mortgage 04/01/19	5.450%	3,585,000	4,364,537
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	1,887,000	2,151,180
Ipalco Enterprises, Inc. Senior Secured(b) 04/01/16	7.250%	2,415,000	2,683,669
Nevada Power Co. 01/15/15	5.875%	1,815,000	2,011,162
05/15/18	6.500%	10,355,000	13,050,914
08/01/18	6.500%	720,000	912,713
04/01/36	6.650%	950,000	1,333,163
Oncor Electric Delivery Co. LLC Senior Secured 06/01/42	5.300%	3,300,000	3,756,304
PacifiCorp 1st Mortgage 09/15/13	5.450%	255,000	265,310
Pacific Gas & Electric Co.(c) Senior Unsecured 10/01/20	3.500%	1,340,000	1,492,925
04/15/42	4.450%	575,000	639,349
Progress Energy, Inc. Senior Unsecured 12/01/19	4.875%	3,862,000	4,484,087
04/01/22	3.150%	3,515,000	3,620,165
Sierra Pacific Power Co. 05/15/16	6.000%	3,020,000	3,530,081
Toledo Edison Co. (The) Senior Secured 05/15/37	6.150%	3,400,000	4,418,953
TransAlta Corp. Senior Unsecured 05/15/18	6.650%	7,330,000	8,415,771
Total			95,774,607
Entertainment 0.3%
AMC Entertainment, Inc. 12/01/20	9.750%	1,965,000	2,205,713
AMC Entertainment, Inc.(c) 06/01/19	8.750%	3,177,000	3,510,585

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Six Flags, Inc.(b)(e)(f)(g) 06/01/14	9.625%	1,557,000	—
Speedway Motorsports, Inc.(c) 02/01/19	6.750%	722,000	767,125
Vail Resorts, Inc. 05/01/19	6.500%	623,000	675,955
Total			7,159,378
Environmental 0.1%
Clean Harbors, Inc.(b) 08/01/20	5.250%	2,331,000	2,389,275
Food and Beverage 1.5%
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	5,690,000	5,817,348
10/01/28	7.000%	855,000	1,116,131
Cott Beverages, Inc.(c) 11/15/17	8.375%	1,185,000	1,297,575
09/01/18	8.125%	1,291,000	1,433,010
Heineken NV Senior Unsecured(b) 04/01/22	3.400%	4,300,000	4,594,215
Kraft Foods Group, Inc.(b) Senior Unsecured 08/23/18	6.125%	10,960,000	13,662,854
02/10/20	5.375%	28,000	34,365
MHP SA(b)(c) 04/29/15	10.250%	3,204,000	3,292,110
Mondelez International, Inc. Senior Unsecured 02/01/18	6.125%	3,797,000	4,681,739
02/10/20	5.375%	27,000	33,140
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	2,205,000	2,425,147
SABMiller Holdings, Inc.(b)(c) 01/15/17	2.450%	4,700,000	4,926,780
Total			43,314,414
Gaming 0.8%
Caesars Entertainment Operating Co., Inc. Senior Secured(b) 02/15/20	8.500%	2,816,000	2,766,720
MGM Resorts International 06/01/16	7.500%	995,000	1,054,700
03/01/18	11.375%	1,925,000	2,261,875
MGM Resorts International(b)(c) 10/01/20	6.750%	444,000	440,670

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc. Senior Subordinated Notes(c) 08/15/19	8.750%	1,647,000	1,840,522
ROC Finance LLC/Corp. Secured(b) 09/01/18	12.125%	2,529,000	2,920,995
Seminole Indian Tribe of Florida(b) 10/01/17	7.750%	444,000	483,960
10/01/20	7.804%	2,455,000	2,509,035
Senior Secured 10/01/20	6.535%	1,510,000	1,625,258
Seneca Gaming Corp.(b) 12/01/18	8.250%	2,909,000	3,065,359
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	2,397,000	2,181,270
Total			21,150,364
Gas Pipelines 2.5%
Colorado Interstate Gas Co. LLC Senior Unsecured(c) 11/15/15	6.800%	3,219,000	3,734,613
El Paso LLC Senior Unsecured 06/01/18	7.250%	779,000	893,902
01/15/32	7.750%	6,853,000	8,178,336
El Paso LLC(c) Senior Unsecured 06/15/14	6.875%	1,495,000	1,605,359
09/15/20	6.500%	6,549,000	7,321,782
Enterprise Products Operating LLC 02/15/42	5.700%	2,145,000	2,591,690
Kinder Morgan Energy Partners LP Senior Unsecured 02/15/20	6.850%	1,820,000	2,324,781
09/15/20	5.300%	1,350,000	1,599,587
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	4,533,000	4,918,305
02/15/23	5.500%	2,894,000	3,038,700
NiSource Finance Corp.(c) 09/15/17	5.250%	9,860,000	11,446,518
Northwest Pipeline GP Senior Unsecured 04/15/17	5.950%	500,000	583,131
Plains All American Pipeline LP/Finance Corp. 05/01/19	8.750%	2,715,000	3,681,678
Regency Energy Partners LP/Corp. 04/15/23	5.500%	2,707,000	2,815,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	1,682,000	1,820,765
07/15/21	6.500%	3,807,000	4,130,595
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	1,255,000	1,471,098
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	2,270,000	2,312,562
Tesoro Logistics LP/Finance Corp. Senior Notes(b)(c) 10/01/20	5.875%	1,537,000	1,590,795
TransCanada PipeLines Ltd. Senior Unsecured 01/15/39	7.625%	575,000	908,286
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured(b) 08/01/42	4.450%	2,465,000	2,640,280
Total			69,608,043
Health Care 2.9%
American Renal Associates Holdings, Inc. Senior Unsecured PIK 03/01/16	9.750%	733,913	777,948
American Renal Holdings, Inc. Senior Secured 05/15/18	8.375%	1,625,000	1,718,437
Biomet, Inc.(b)(c) 08/01/20	6.500%	2,763,000	2,852,797
CHS/Community Health Systems, Inc. 11/15/19	8.000%	2,605,000	2,810,144
CHS/Community Health Systems, Inc.(c) 07/15/20	7.125%	2,664,000	2,817,180
Senior Secured 08/15/18	5.125%	3,186,000	3,305,475
ConvaTec Healthcare E SA Senior Unsecured(b)(c) 12/15/18	10.500%	5,272,000	5,720,120
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	2,488,000	2,599,960
Emdeon, Inc. 12/31/19	11.000%	2,635,000	3,023,662
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	813,000	855,683
01/31/22	5.875%	1,054,000	1,121,193
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	621,000	695,520

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc. 05/01/23	5.875%	1,729,000	1,746,290
Senior Secured 02/15/20	6.500%	4,178,000	4,616,690
05/01/23	4.750%	1,149,000	1,149,000
HCA, Inc.(c) 02/15/22	7.500%	3,136,000	3,504,480
Health Management Associates, Inc.(c) 01/15/20	7.375%	1,539,000	1,658,273
HealthSouth Corp. 11/01/24	5.750%	1,504,000	1,519,040
Hologic, Inc.(b) 08/01/20	6.250%	973,000	1,031,380
IASIS Healthcare LLC/Capital Corp.(c) 05/15/19	8.375%	4,867,000	4,477,640
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	1,511,000	1,537,443
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(b) 11/01/18	10.500%	1,262,000	1,344,030
LifePoint Hospitals, Inc. 10/01/20	6.625%	1,002,000	1,082,160
Multiplan, Inc.(b)(c) 09/01/18	9.875%	5,520,000	6,072,000
Omnicare, Inc. 06/01/20	7.750%	1,499,000	1,648,900
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	2,117,000	2,318,115
Radnet Management, Inc.(c) 04/01/18	10.375%	970,000	974,850
Rural/Metro Corp. Senior Unsecured(b) 07/15/19	10.125%	1,692,000	1,586,250
STHI Holding Corp. Secured(b)(c) 03/15/18	8.000%	891,000	953,370
Tenet Healthcare Corp.(b) 02/01/20	6.750%	1,758,000	1,747,012
Senior Secured 06/01/20	4.750%	2,330,000	2,309,612
Truven Health Analytics, Inc. Senior Unsecured(b)(c) 06/01/20	10.625%	1,268,000	1,359,930
United Surgical Partners International, Inc.(c) 04/01/20	9.000%	1,472,000	1,611,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Hospital Services, Inc. Secured(b)(c) 08/15/20	7.625%	843,000	874,613
VWR Funding, Inc.(b) 09/15/17	7.250%	180,000	182,250
Vanguard Health Holding Co. II LLC/Inc.(b) 02/01/19	7.750%	834,000	867,360
Vanguard Health Holding Co. II LLC/Inc.(c) 02/01/18	8.000%	5,259,000	5,469,360
02/01/19	7.750%	410,000	425,375
Total			80,365,382
Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured 11/15/19	7.500%	2,264,000	2,643,220
UnitedHealth Group, Inc. Senior Unsecured 10/15/42	3.950%	950,000	962,610
WellPoint, Inc. Senior Unsecured 02/15/19	7.000%	960,000	1,223,209
Total			4,829,039
Home Construction 0.3%
Beazer Homes USA, Inc. 05/15/19	9.125%	915,000	960,750
KB Home 03/15/20	8.000%	1,053,000	1,176,727
09/15/22	7.500%	845,000	914,713
Meritage Homes Corp.(c) 04/01/22	7.000%	1,000,000	1,080,000
Shea Homes LP/Funding Corp. Senior Secured(c) 05/15/19	8.625%	1,535,000	1,707,687
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	2,129,000	2,267,385
04/15/20	7.750%	660,000	702,900
Total			8,810,162
Independent Energy 5.3%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	8,505,000	9,879,510
Antero Resources Finance Corp. 12/01/17	9.375%	154,000	169,785
Antero Resources Finance Corp.(c) 08/01/19	7.250%	552,000	596,160

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Petroleum Co. Senior Unsecured(c) 11/01/20	6.750%	760,000	805,600
Canadian Oil Sands Ltd. Senior Unsecured(b) 04/01/42	6.000%	2,285,000	2,783,327
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	2,682,000	2,889,855
Chaparral Energy, Inc. 10/01/20	9.875%	1,090,000	1,239,875
09/01/21	8.250%	1,844,000	2,014,570
Chaparral Energy, Inc.(b)(c) 11/15/22	7.625%	932,000	990,250
Chesapeake Energy Corp. 08/15/20	6.625%	4,615,000	4,822,675
02/15/21	6.125%	4,711,000	4,769,887
Cimarex Energy Co. 05/01/22	5.875%	3,136,000	3,332,000
Comstock Resources, Inc. 06/15/20	9.500%	3,958,000	4,235,060
Concho Resources, Inc. 01/15/21	7.000%	3,680,000	4,084,800
01/15/22	6.500%	1,059,000	1,162,253
Concho Resources, Inc.(c) 04/01/23	5.500%	2,229,000	2,334,878
Continental Resources, Inc. 10/01/19	8.250%	216,000	243,540
10/01/20	7.375%	224,000	252,000
04/01/21	7.125%	3,095,000	3,481,875
09/15/22	5.000%	7,447,000	7,837,967
Continental Resources, Inc.(b) 09/15/22	5.000%	1,531,000	1,615,205
EP Energy LLC/Everest Acquisition Finance, Inc.(b) 09/01/22	7.750%	425,000	439,875
EP Energy LLC/Finance, Inc.(b) Senior Unsecured 05/01/20	9.375%	4,075,000	4,502,875
EP Energy LLC/Finance, Inc.(b)(c) Senior Secured 05/01/19	6.875%	3,810,000	4,114,800
EnCana Corp. Senior Unsecured 11/15/41	5.150%	2,000,000	2,190,888
Halcon Resources Corp. Senior Unsecured(b)(h) 05/15/21	8.875%	1,720,000	1,743,650
Kodiak Oil & Gas Corp.(b)(c) 12/01/19	8.125%	8,777,000	9,566,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Laredo Petroleum, Inc. 02/15/19	9.500%	6,085,000	6,906,475
Laredo Petroleum, Inc.(c) 05/01/22	7.375%	929,000	1,012,610
MEG Energy Corp.(b) 03/15/21	6.500%	2,610,000	2,799,225
01/30/23	6.375%	1,984,000	2,122,880
Newfield Exploration Co. Senior Unsecured 07/01/24	5.625%	4,606,000	4,916,905
Novatek Finance Ltd. Senior Unsecured(b) 02/03/21	6.604%	300,000	351,260
Oasis Petroleum, Inc. 02/01/19	7.250%	3,349,000	3,583,430
01/15/23	6.875%	2,463,000	2,610,780
Oasis Petroleum, Inc.(c) 11/01/21	6.500%	3,320,000	3,510,900
Plains Exploration & Production Co. 11/15/20	6.500%	5,975,000	5,975,000
02/15/23	6.875%	4,511,000	4,505,361
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	4,244,000	4,838,160
QEP Resources, Inc.(c) Senior Unsecured 10/01/22	5.375%	5,098,000	5,333,782
05/01/23	5.250%	3,600,000	3,753,000
Range Resources Corp. 05/15/19	8.000%	1,115,000	1,232,075
08/01/20	6.750%	2,335,000	2,574,338
06/01/21	5.750%	385,000	411,950
Range Resources Corp.(c) 08/15/22	5.000%	527,000	550,715
SM Energy Co. Senior Unsecured 11/15/21	6.500%	1,297,000	1,365,093
01/01/23	6.500%	1,067,000	1,115,015
WPX Energy, Inc. Senior Unsecured 01/15/22	6.000%	806,000	862,420
Whiting Petroleum Corp. 10/01/18	6.500%	156,000	168,285
Woodside Finance Ltd.(b) 05/10/21	4.600%	4,500,000	5,024,524
Total			147,624,273
Integrated Energy 0.2%
Lukoil International Finance BV(b) 11/09/20	6.125%	2,300,000	2,614,350

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lukoil International Finance BV(b)(c) 11/05/19	7.250%	1,100,000	1,323,366
TNK-BP Finance SA(b)(c) 03/13/18	7.875%	425,000	504,097
Total			4,441,813
Life Insurance 0.3%
Hartford Financial Services Group, Inc. Senior Unsecured 04/15/42	6.625%	3,095,000	4,013,488
Prudential Financial, Inc. Senior Unsecured 05/12/41	5.625%	3,605,000	4,263,298
Total			8,276,786
Lodging —%
Choice Hotels International, Inc.(c) 07/01/22	5.750%	1,055,000	1,155,225
Media Cable 1.6%
CCO Holdings LLC/Capital Corp.(c) 04/30/20	8.125%	4,045,000	4,560,737
01/31/22	6.625%	1,463,000	1,587,355
09/30/22	5.250%	5,310,000	5,336,550
CSC Holdings LLC Senior Unsecured(b)(c) 11/15/21	6.750%	5,126,000	5,702,675
Cablevision Systems Corp. Senior Unsecured 09/15/22	5.875%	1,262,000	1,252,535
Cablevision Systems Corp.(c) Senior Unsecured 04/15/20	8.000%	1,175,000	1,318,938
Cequel Communications Escrow 1 LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	2,149,000	2,175,862
Comcast Corp. 08/15/37	6.950%	3,430,000	4,764,812
DISH DBS Corp. 07/15/22	5.875%	781,000	820,050
DISH DBS Corp.(c) 09/01/19	7.875%	523,000	613,218
06/01/21	6.750%	8,639,000	9,621,686
DirecTV Holdings LLC/Financing Co., Inc. 03/15/42	5.150%	2,525,000	2,641,160
Quebecor Media, Inc. Senior Unsecured(b)(c) 01/15/23	5.750%	3,202,000	3,266,040
Time Warner Cable, Inc. 07/01/18	6.750%	145,000	183,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable, Inc.(c) 02/01/20	5.000%	810,000	954,112
Videotron Ltd.(c) 07/15/22	5.000%	58,000	60,030
Virgin Media Finance PLC 02/15/22	5.250%	215,000	224,675
WaveDivision Escrow LLC/Corp. Senior Unsecured(b) 09/01/20	8.125%	70,000	72,100
Total			45,156,095
Media Non-Cable 3.7%
AMC Networks, Inc.(c) 07/15/21	7.750%	5,832,000	6,619,320
Clear Channel Communications, Inc. 08/01/16	10.750%	1,874,000	1,386,760
Clear Channel Communications, Inc.(b) Senior Secured 12/15/19	9.000%	313,000	281,700
Clear Channel Worldwide Holdings, Inc. 12/15/17	9.250%	4,899,000	5,254,177
Clear Channel Worldwide Holdings, Inc.(c) 03/15/20	7.625%	6,806,000	6,482,715
Getty Images LLC/Inc. Senior Notes(b) 10/15/20	7.000%	3,275,000	3,324,125
Hughes Satellite Systems Corp. Senior Secured 06/15/19	6.500%	4,440,000	4,750,800
Hughes Satellite Systems Corp.(c) 06/15/21	7.625%	1,245,000	1,385,063
Intelsat Jackson Holdings SA 04/01/19	7.250%	395,000	423,638
Intelsat Jackson Holdings SA(b)(c) 10/15/20	7.250%	1,620,000	1,717,200
12/15/22	6.625%	979,000	971,658
Intelsat Jackson Holdings SA(c) 04/01/21	7.500%	2,660,000	2,852,850
Intelsat Luxembourg SA PIK(c) 02/04/17	11.500%	5,692,000	5,990,830
Lamar Media Corp.(b) Senior Subordinated Notes 05/01/23	5.000%	3,588,000	3,588,000
Lamar Media Corp.(c) 02/01/22	5.875%	2,098,000	2,223,880
National CineMedia LLC(b) Senior Secured 04/15/22	6.000%	2,284,000	2,409,620
Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National CineMedia LLC(c) Senior Unsecured 07/15/21	7.875%	2,784,000	3,041,520
News America, Inc. 12/15/35	6.400%	150,000	192,362
02/15/41	6.150%	5,395,000	6,982,700
Nielsen Finance LLC/Co.(b)(c) 10/01/20	4.500%	5,115,000	5,076,637
Reed Elsevier Capital, Inc.(b) 10/15/22	3.125%	2,455,000	2,484,201
Salem Communications Corp. Secured(c) 12/15/16	9.625%	3,856,000	4,289,800
Sinclair Television Group, Inc. Secured(b)(c) 11/01/17	9.250%	6,127,000	6,785,652
Starz LLC/Finance Corp. Senior Notes(b) 09/15/19	5.000%	1,341,000	1,371,173
TCM Sub LLC(b) 01/15/15	3.550%	5,510,000	5,798,988
Univision Communications, Inc.(b) Senior Secured 09/15/22	6.750%	962,000	962,000
Univision Communications, Inc.(b)(c) 05/15/21	8.500%	3,146,000	3,169,595
Senior Secured 05/15/19	6.875%	2,100,000	2,147,250
11/01/20	7.875%	6,618,000	7,048,170
XM Satellite Radio, Inc.(b) 11/01/18	7.625%	3,273,000	3,616,665
Total			102,629,049
Metals 1.4%
Alpha Natural Resources, Inc. 06/01/19	6.000%	2,910,000	2,546,250
Alpha Natural Resources, Inc.(c) 04/15/18	9.750%	3,483,000	3,526,538
06/01/21	6.250%	1,953,000	1,699,110
ArcelorMittal Senior Unsecured(c) 03/01/41	7.000%	4,020,000	3,682,348
Arch Coal, Inc. 06/15/19	7.000%	809,000	717,988
06/15/21	7.250%	262,000	231,215
CONSOL Energy, Inc. 04/01/17	8.000%	1,116,000	1,180,170
Calcipar SA Senior Secured(b)(c) 05/01/18	6.875%	3,797,000	3,806,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMG Resources August 2006 Proprietary Ltd.(b)(c) 11/01/15	7.000%	1,347,000	1,357,103
11/01/19	8.250%	5,816,000	5,801,460
Inmet Mining Corp.(b) 06/01/20	8.750%	4,985,000	5,171,937
JMC Steel Group, Inc. Senior Notes(b)(c) 03/15/18	8.250%	2,108,000	2,139,620
Old All, Inc. Senior Unsecured(f) 06/01/20	6.000%	3,093	3,139
Peabody Energy Corp.(c) 11/15/18	6.000%	2,594,000	2,691,275
11/15/21	6.250%	2,703,000	2,790,848
Rain CII Carbon LLC/Corp. Senior Secured(b) 12/01/18	8.000%	3,182,000	3,301,325
Total			40,646,818
Non-Captive Consumer 0.4%
SLM Corp. Senior Unsecured 03/25/20	8.000%	3,097,000	3,586,698
01/25/22	7.250%	2,682,000	2,956,905
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	5,059,000	4,470,891
Total			11,014,494
Non-Captive Diversified 2.2%
Ally Financial, Inc. 03/15/20	8.000%	11,092,000	13,228,319
Ally Financial, Inc.(c) 09/15/20	7.500%	7,069,000	8,332,584
CIT Group, Inc. Senior Unsecured 03/15/18	5.250%	3,007,000	3,194,937
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	3,125,000	3,507,812
Senior Unsecured 02/15/19	5.500%	6,682,000	7,149,740
CIT Group, Inc.(c) Senior Unsecured 05/15/20	5.375%	1,953,000	2,084,828
General Electric Capital Corp. Senior Unsecured 10/17/21	4.650%	9,370,000	10,602,221

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp. Senior Unsecured 01/15/22	8.625%	2,266,000	2,739,028
International Lease Finance Corp.(c) Senior Unsecured 09/01/17	8.875%	2,590,000	3,069,150
04/01/19	5.875%	853,000	903,684
05/15/19	6.250%	1,589,000	1,712,546
12/15/20	8.250%	3,280,000	3,866,300
Total			60,391,149
Oil Field Services 1.0%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	6,024,000	6,475,800
Bristow Group, Inc. 10/15/22	6.250%	1,234,000	1,291,073
Gazstream SA for Gazprom OAO Senior Unsecured(b) 07/22/13	5.625%	4,288	4,361
Green Field Energy Services, Inc.(b) Senior Secured 11/15/16	13.250%	3,895,000	3,972,900
Green Field Energy Services, Inc.(b)(g)
Senior Secured 11/15/16	13.250%	93,000	94,860
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	5,635,000	5,860,400
Offshore Group Investments Ltd. Senior Secured(c) 08/01/15	11.500%	3,917,000	4,303,804
Oil States International, Inc. 06/01/19	6.500%	3,301,000	3,507,312
Seadrill Ltd. Senior Unsecured(b)(c) 09/15/17	5.625%	1,543,000	1,543,000
Weatherford International Ltd. 03/15/13	5.150%	14,000	14,200
Total			27,067,710
Other Industry 0.2%
Interline Brands, Inc.(c) 11/15/18	7.500%	3,498,000	3,777,840
SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b) 08/01/20	8.875%	1,642,000	1,744,625
Total			5,522,465

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.6%
Ardagh Packaging Finance PLC Senior Secured(b)(c) 10/15/17	7.375%	1,237,000	1,329,775
Berry Plastics Corp. Secured(c) 01/15/21	9.750%	1,343,000	1,524,305
Reynolds Group Issuer, Inc./LLC Senior Secured 08/15/19	7.875%	6,224,000	6,753,040
Reynolds Group Issuer, Inc./LLC(b)(c) Senior Secured 10/15/20	5.750%	1,865,000	1,883,650
Reynolds Group Issuer, Inc./LLC(c) 08/15/19	9.875%	3,714,000	3,890,415
Sealed Air Corp.(b) 09/15/21	8.375%	656,000	721,600
Total			16,102,785
Pharmaceuticals 0.8%
Catalent Pharma Solutions, Inc.(b) 10/15/18	7.875%	2,942,000	2,971,420
Elan Finance Plc./Corp.(b)(c) 10/15/19	6.250%	2,094,000	2,114,940
Grifols, Inc.(c) 02/01/18	8.250%	2,873,000	3,189,030
Jaguar Holding Co. I Senior Notes PIK(b) 10/15/17	9.375%	1,436,000	1,457,540
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	912,000	1,019,160
Mylan, Inc.(b) 11/15/18	6.000%	6,169,000	6,569,985
VPI Escrow Corp.(b) 10/15/20	6.375%	3,497,000	3,680,592
Valeant Pharmaceuticals International Senior Notes(b)(c) 10/15/20	6.375%	700,000	736,750
Warner Chilcott Co. LLC/Finance(c) 09/15/18	7.750%	1,439,000	1,518,145
Total			23,257,562
Property & Casualty 0.5%
Alleghany Corp. Senior Unsecured 06/27/22	4.950%	2,000,000	2,231,048

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp. Senior Unsecured 08/15/20	5.875%	2,000,000	2,352,732
Hub International Ltd.(b) 10/15/18	8.125%	2,801,000	2,878,028
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	5,820,000	6,355,795
Total			13,817,603
Railroads 0.4%
Burlington Northern Santa Fe LLC Senior Unsecured 09/01/42	4.375%	4,000,000	4,341,744
CSX Corp. Senior Unsecured 04/15/41	5.500%	3,205,000	3,976,790
03/15/44	4.100%	1,100,000	1,114,721
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	1,440,000	1,763,212
Total			11,196,467
Refining —%
Phillips 66(b) 05/01/17	2.950%	595,000	634,587
REITs —%
Duke Realty LP Senior Unsecured 08/15/19	8.250%	200	259
Restaurants 0.3%
Shearer's Escrow Corp. Senior Secured(b) 11/01/19	9.000%	1,693,000	1,737,441
Yum! Brands, Inc. Senior Unsecured 09/15/19	5.300%	5,417,000	6,306,071
Total			8,043,512
Retailers 0.9%
99 Cents Only Stores(b) 12/15/19	11.000%	1,316,000	1,490,370
AutoNation, Inc. 02/01/20	5.500%	186,000	198,090
Burlington Coat Factory Warehouse Corp.(c) 02/15/19	10.000%	2,466,000	2,721,847
Jo-Ann Stores, Inc. Senior Unsecured(b)(c) 03/15/19	8.125%	1,842,000	1,853,513

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Limited Brands, Inc.(c) 04/01/21	6.625%		4,690,000	5,364,187
02/15/22	5.625%		1,832,000	1,976,270
Penske Automotive Group, Inc.(b) 10/01/22	5.750%		1,649,000	1,679,919
Rite Aid Corp. 03/15/20	9.250%		1,266,000	1,294,485
Senior Secured 08/15/20	8.000%		4,650,000	5,342,850
Senior Unsecured 02/15/27	7.700%		2,012,000	1,659,900
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%		1,217,000	1,349,349
Sally Holdings LLC/Capital, Inc.(c) 06/01/22	5.750%		724,000	773,775
Total				25,704,555
Supranational 0.3%
European Investment Bank Senior Unsecured 06/20/17	1.400%	JPY	446,000,000	5,862,054
01/18/27	2.150%	JPY	29,100,000	387,081
International Finance Corp. 02/28/13	7.500%	AUD	2,675,000	2,813,950
Total				9,063,085
Technology 1.9%
Alliance Data Systems Corp.(b) 04/01/20	6.375%		1,231,000	1,323,325
Amkor Technology, Inc. Senior Unsecured 05/01/18	7.375%		775,000	780,813
06/01/21	6.625%		4,190,000	3,990,975
Amkor Technology, Inc.(b) 10/01/22	6.375%		1,533,000	1,421,858
Anixter, Inc. 05/01/19	5.625%		650,000	682,500
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%		1,817,000	1,966,903
CDW LLC/Finance Corp.(c) 04/01/19	8.500%		4,474,000	4,764,810
Senior Secured 12/15/18	8.000%		2,247,000	2,454,847
Cardtronics, Inc.(c) 09/01/18	8.250%		2,916,000	3,265,920
Equinix, Inc. Senior Unsecured(c) 07/15/21	7.000%		1,055,000	1,171,050

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(b) Secured 01/15/21	8.250%	911,000	911,000
Senior Secured 08/15/20	8.875%	3,745,000	4,082,050
11/01/20	6.750%	2,287,000	2,292,717
First Data Corp.(b)(c) Senior Secured 06/15/19	7.375%	2,674,000	2,747,535
First Data Corp.(c) 01/15/21	12.625%	3,469,000	3,581,742
Freescale Semiconductor, Inc. Senior Secured(b) 04/15/18	9.250%	2,678,000	2,865,460
Interactive Data Corp. 08/01/18	10.250%	4,310,000	4,827,200
Lender Processing Services, Inc. 04/15/23	5.750%	1,710,000	1,808,325
NXP BV/Funding LLC Senior Secured(b)(c) 08/01/18	9.750%	1,825,000	2,089,625
Nuance Communications, Inc.(b) 08/15/20	5.375%	4,623,000	4,715,460
TransUnion Holding Co., Inc. Senior Unsecured PIK(b)(h) 06/15/18	8.125%	1,067,000	1,072,335
Total			52,816,450
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.(c) 01/15/19	8.250%	1,775,000	1,936,969
03/15/20	9.750%	1,330,000	1,514,537
ERAC U.S.A. Finance LLC(b) 10/01/20	5.250%	1,150,000	1,318,175
03/15/42	5.625%	415,000	473,307
Hertz Corp. (The) 01/15/21	7.375%	2,028,000	2,182,635
Hertz Corp. (The)(b) 10/15/20	5.875%	546,000	551,460
10/15/22	6.250%	1,508,000	1,528,735
Total			9,505,818
Wireless 1.7%
Cricket Communications, Inc.(c) 10/15/20	7.750%	2,819,000	2,907,094
Crown Castle International Corp. Senior Unsecured(b) 01/15/23	5.250%	3,663,000	3,791,205
SBA Telecommunications, Inc. 08/15/19	8.250%	2,834,000	3,166,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Telecommunications, Inc.(b) 07/15/20	5.750%	4,485,000	4,664,400
Sprint Capital Corp. 11/15/28	6.875%	9,201,000	9,408,022
Sprint Nextel Corp.(b)(c) 11/15/18	9.000%	9,383,000	11,588,005
03/01/20	7.000%	1,261,000	1,462,760
Sprint Nextel Corp.(c) Senior Unsecured 08/15/20	7.000%	290,000	318,275
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	2,005,000	2,101,601
VimpelCom Holdings BV(b) 03/01/22	7.504%	1,000,000	1,080,000
Wind Acquisition Finance SA(b) Secured 07/15/17	11.750%	2,175,000	2,120,625
Senior Secured 02/15/18	7.250%	3,836,000	3,740,100
Total			46,349,082
Wirelines 2.2%
AT&T, Inc. Senior Unsecured 02/15/39	6.550%	2,715,000	3,743,741
09/01/40	5.350%	2,905,000	3,562,884
Embarq Corp. Senior Unsecured 06/01/36	7.995%	11,265,000	12,159,982
Frontier Communications Corp. Senior Unsecured 04/15/15	7.875%	69,000	77,108
04/15/20	8.500%	3,550,000	4,100,250
07/01/21	9.250%	1,122,000	1,326,765
Frontier Communications Corp.(c) Senior Unsecured 04/15/17	8.250%	260,000	299,650
10/01/18	8.125%	935,000	1,058,888
04/15/22	8.750%	953,000	1,098,333
Integra Telecom Holdings, Inc. Senior Secured(b) 04/15/16	10.750%	647,000	674,498
Level 3 Communications, Inc.(b)(c) Senior Unsecured 06/01/19	8.875%	756,000	793,800
Level 3 Communications, Inc.(c) Senior Unsecured 02/01/19	11.875%	2,857,000	3,249,837

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc. 07/01/19	8.125%	1,656,000	1,767,780
Level 3 Financing, Inc.(c) 02/01/18	10.000%	1,620,000	1,806,300
04/01/19	9.375%	2,778,000	3,097,470
07/15/20	8.625%	1,005,000	1,095,450
PAETEC Holding Corp. Senior Secured 06/30/17	8.875%	5,158,000	5,557,745
PAETEC Holding Corp.(c) 12/01/18	9.875%	3,015,000	3,444,637
Qtel International Finance Ltd.(b) 06/10/19	7.875%	600,000	770,313
10/19/25	5.000%	1,900,000	2,155,361
Verizon New York, Inc. Senior Unsecured(c) 04/01/32	7.375%	1,775,000	2,393,209
Windstream Corp.(c) 09/01/18	8.125%	1,485,000	1,607,512
03/15/19	7.000%	395,000	404,381
10/15/20	7.750%	1,000,000	1,077,500
Zayo Group LLC/Capital, Inc.(c) 07/01/20	10.125%	1,927,000	2,153,422
tw telecom Holdings, Inc.(b) 10/01/22	5.375%	1,061,000	1,090,178
Total			60,566,994
Total Corporate Bonds & Notes (Cost: $1,179,901,820)			1,262,676,627

Residential Mortgage-Backed Securities — Agency 13.0%

Federal Home Loan Mortgage Corp.(d)(g)(j)(k) CMO IO STRIPS Series 281 Class S1 10/15/42	5.773%	18,000,000	4,815,000
Federal Home Loan Mortgage Corp.(d)(j)(k) CMO IO Series 2957 Class SW 04/15/35	5.786%	10,870,225	1,790,928
CMO IO Series 3122 Class IS 03/15/36	6.486%	9,855,879	1,447,971
CMO IO Series 3550 Class EI 07/15/39	6.186%	12,255,092	2,258,903
CMO IO Series 3761 Class KS 06/15/40	5.786%	11,977,729	1,799,674
CMO IO Series 3960 Class SL 11/15/41	6.286%	14,203,277	4,085,391
CMO IO Series 4073 Class AS 08/15/38	5.836%	22,344,120	4,839,017
CMO IO Series 4093 Class SD 01/15/38	6.486%	30,315,214	9,096,407

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(j) 05/01/21- 06/01/36	5.000%	4,136,940	4,489,016
01/01/20	10.500%	3,747	3,766
Federal National Mortgage Association(d)(j)(k) CMO IO Series 2006-5 Class N1 08/25/34	2.244%	31,447,588	1,660,942
CMO IO Series 2006-5 Class N2 02/25/35	2.198%	44,662,373	3,027,403
CMO IO Series 2007-39 Class AI 05/25/37	5.909%	9,336,861	1,768,782
CMO IO Series 2010-135 Class MS 12/25/40	5.739%	6,705,761	1,320,369
CMO IO Series 2012-74 Class AS 03/25/39	5.839%	17,269,614	3,463,031
CMO IO Series 2012-80 Class AS 02/25/39	5.839%	17,837,158	4,481,627
CMO IO Series 2012-87 SQ 08/25/42	6.089%	11,348,834	3,386,493
Federal National Mortgage Association(h)(j) 11/01/27	2.500%	41,500,000	43,432,344
11/01/27	3.000%	44,000,000	46,413,127
Federal National Mortgage Association(i)(j) 12/01/20- 07/01/39	4.500%	30,867,399	33,843,627
Federal National Mortgage Association(j) 06/01/27	3.000%	28,500,000	30,063,048
04/01/42- 06/01/42	3.500%	54,731,232	59,689,236
05/01/41- 06/01/42	4.000%	28,286,700	30,215,642
05/01/33- 06/01/34	5.000%	5,615,110	6,167,792
02/01/35- 11/01/36	5.500%	2,890,157	3,176,783
04/01/34- 02/01/37	6.000%	4,121,693	4,585,886
12/01/31- 11/01/36	6.500%	7,632,503	8,610,193
10/01/37- 07/01/38	7.000%	591,013	691,274
04/01/14	10.000%	9,549	9,666
Federal National Mortgage Association(j)(l) 07/01/40	4.500%	12,640,204	14,014,129
Government National Mortgage Association(d)(j)(k) CMO IO Series 2010-108 Class PI 02/20/38	5.889%	14,731,931	1,994,728
CMO IO Series 2012-41 Class SA 03/20/42	6.389%	22,550,466	6,529,264
CMO IO Series 2012-48 Class SA 04/16/42	6.436%	4,693,185	993,725
Government National Mortgage Association(h)(j) 11/01/42	3.000%	11,000,000	11,696,953

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(j) 08/15/13	11.750%	678	681
Government National Mortgage Association(j)(k) CMO IO Series 2010-167 Class GI 02/20/38	4.000%	8,185,111	946,680
CMO IO Series 2012-94 Class BI 05/20/37	4.000%	28,595,160	5,583,248
Total Residential Mortgage-Backed Securities — Agency (Cost: $353,608,912)			362,392,746

Residential Mortgage-Backed Securities — Non-Agency 3.5%

BCAP LLC Trust(b)(d)(j) CMO Series 2010-RR7 Class 17A7 03/26/36	5.023%	1,769,159	1,469,065
BCAP LLC Trust(b)(j) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	2,640,000	2,611,776
Bayview Opportunity Master Fund Trust IIB LP(b)(d)(j) Series 2012-4NPL Class A 07/28/32	3.475%	7,249,209	7,249,209
Series 2012-5NPL Class A 10/28/32	2.981%	13,139,537	13,139,537
Castle Peak Loan Trust(b)(j) CMO Series 2011-1 Class 22A1 05/25/52	6.250%	1,762,704	1,759,619
CMO Series 2012-1A Class A1 05/25/52	5.000%	12,184,706	12,184,706
Citigroup Mortgage Loan Trust, Inc.(b)(d)(j) CMO Series 2009-3 Class 4A3 10/25/33	2.513%	6,105,977	3,872,187
CMO Series 2009-4 Class 9A2 03/25/36	2.838%	3,040,248	2,420,086
CMO Series 2010-6 Class 2A2 09/25/35	2.654%	1,143,314	739,479
CMO Series 2010-6 Class 3A2 07/25/36	2.614%	4,920,000	4,329,874
CMO Series 2010-7 Class 3A4 12/25/35	6.870%	2,185,000	2,319,279
Credit Suisse Mortgage Capital Certificates(b)(d)(j) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	8,522,738	8,425,596
CMO Series 2011-7R Class A1 08/28/47	1.466%	5,839,143	5,777,347
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(j) 04/25/33	5.500%	2,984,188	3,084,301

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(d)(j) 04/26/37	4.500%	1,312,000	1,339,501
PennyMac Loan Trust(b)(d)(j) Series 2011-NPL1 Class A 09/25/51	5.250%	331,602	331,440
Series 2012-NPL1 Class A 05/28/52	3.422%	10,900,689	10,900,689
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(d)(j) 06/27/32	4.000%	1,968,820	1,974,906
Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(d)(j) 08/26/52	2.734%	10,133,723	10,211,309
Wells Fargo Mortgage-Backed Securities Trust(j) CMO Series 2005-14 Class 2A1 12/25/35	5.500%	493,927	504,077
CMO Series 2005-18 Class 2A6 01/25/36	5.500%	1,493,056	1,504,190
CMO Series 2005-9 Class 2A5 10/25/35	5.250%	2,594,835	2,612,262
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $99,629,280)			98,760,435

Commercial Mortgage-Backed Securities — Non-Agency 3.1%

Bear Stearns Commercial Mortgage Securities(d)(j) Series 2005-T18 Class A4 02/13/42	4.933%	1,705,000	1,852,397
Bear Stearns Commercial Mortgage Securities(j) Series 2006-PW14 Class A4 12/11/38	5.201%	5,000,000	5,762,585
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A2(j) 12/15/47	3.061%	4,650,000	4,974,059
Commercial Mortgage Pass-Through Certificates Series 2011-THL Class A(b)(j) 06/09/28	3.376%	3,876,194	3,936,372
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(j) 05/15/36	3.819%	433,200	442,255
GS Mortgage Securities Corp. II(c)(j) Series 2005-GG4 Class A4A 07/10/39	4.751%	4,825,000	5,240,462
GS Mortgage Securities Corp. II(d)(j) Series 2006-GG6 Class A4 04/10/38	5.553%	4,898,000	5,542,263

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greenwich Capital Commercial Funding Corp.(c)(j) Series 2007-GG9 Class A4 03/10/39	5.444%	10,780,000	12,417,935
Greenwich Capital Commercial Funding Corp.(d)(j) Series 2004-GG1 Class A7 06/10/36	5.317%	1,390,515	1,461,919
Greenwich Capital Commercial Funding Corp.(j) Series 2003-C2 Class A3 01/05/36	4.533%	57,151	57,119
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(j) Series 2005-LDP4 Class AM 10/15/42	4.999%	1,000,000	1,088,382
JPMorgan Chase Commercial Mortgage Securities Corp.(j) Series 2007-CB18 Class A4 06/12/47	5.440%	4,000,000	4,636,684
Series 2011-C5 Class A2 08/15/46	3.149%	3,140,000	3,372,622
Series 2012-C6 Class A3 05/15/45	3.507%	4,000,000	4,330,609
Morgan Stanley Capital I, Inc. Series 2005-HQ6 Class A4A(j) 08/13/42	4.989%	4,825,000	5,307,920
Morgan Stanley Reremic Trust(b)(c)(d)(j) Series 2010-GG10 Class A4A 08/15/45	5.789%	9,600,000	11,303,846
Morgan Stanley Reremic Trust(b)(d)(j) Series 2009-GG10 Class A4B 08/12/45	5.789%	5,800,000	6,386,571
S2 Hospitality LLC Series 2012-LV1 Class A(b)(j) 04/15/25	4.500%	3,332,128	3,347,509
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(d)(j) 08/15/39	5.585%	50,000	52,876
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(c)(d)(j) 10/15/44	5.240%	4,295,004	4,779,786
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $78,709,912)			86,294,171

Asset-Backed Securities — Non-Agency 0.1%

GMAC Mortgage Corp Loan Trust Series 2004-HE5 Class A5 (FGIC)(d) 09/25/34	5.865%	1,922,555	1,456,476
Total Asset-Backed Securities — Non-Agency (Cost: $1,922,556)			1,456,476

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Inflation-Indexed Bonds(a) 1.0%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Uruguay 1.0%
Uruguay Government International Bond 04/05/27	4.250%	UYU	233,629,415	13,755,400
Senior Unsecured 12/15/28	4.375%	UYU	217,899,494	13,050,274
Total				26,805,674
Total Inflation-Indexed Bonds (Cost: $23,891,812)				26,805,674

U.S. Treasury Obligations 6.0%

U.S. Treasury 02/15/42	3.125%	70,000	74,200
08/15/42	2.750%	31,750,000	31,105,094
U.S. Treasury(c) 12/31/13	0.125%	57,645,000	57,572,944
07/31/16	1.500%	14,000,000	14,515,158
02/15/22	2.000%	9,655,000	9,998,206
08/15/22	1.625%	1,215,000	1,208,355
11/15/41	3.125%	41,470,000	44,010,037
05/15/42	3.000%	2,190,000	2,262,202
U.S. Treasury(c)(m) STRIPS 11/15/13	0.000%	2,250,000	2,244,623
U.S. Treasury(m) STRIPS 05/15/23	0.000%	4,550,000	3,708,259
Total U.S. Treasury Obligations (Cost: $161,817,317)			166,699,078

Foreign Government Obligations(a) 21.8%

Argentina 0.4%
Argentina Boden Bonds Senior Unsecured 10/03/15	7.000%	2,275,000	1,888,250
Argentina Bonar Bonds Senior Unsecured(c) 04/17/17	7.000%	2,879,000	2,130,460
Argentina Republic Government International Bond Senior Unsecured 12/31/33	8.280%	3,916,594	2,682,867
Provincia de Buenos Aires Senior Unsecured(b)(c) 01/26/21	10.875%	2,490,000	1,556,250
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%	2,570,000	1,914,650
Total			10,172,477

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 0.5%
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	4,600,000	5,242,146
06/15/20	6.000%	AUD	7,100,000	8,554,102
Total				13,796,248
Brazil 1.4%
Brazil Notas do Tesouro Nacional 01/01/17	10.000%	BRL	4,639,000	2,476,400
Brazilian Government International Bond 01/20/34	8.250%		6,260,000	10,266,400
08/17/40	11.000%		2,700,000	3,422,250
Senior Unsecured 01/05/24	8.500%	BRL	6,700,000	3,859,580
Morgan Stanley Senior Unsecured 10/22/20	11.500%	BRL	6,285,000	3,610,839
Morgan Stanley(b) Senior Unsecured 05/03/17	10.090%	BRL	400,000	214,175
Petrobras International Finance Co. 03/15/19	7.875%		8,580,000	10,862,537
01/27/21	5.375%		1,400,000	1,583,153
01/20/40	6.875%		1,400,000	1,809,430
Total				38,104,764
Canada 0.8%
Canadian Government Bond 08/01/15	1.500%	CAD	800,000	808,186
06/01/19	3.750%	CAD	14,000,000	15,969,462
06/01/23	8.000%	CAD	3,100,000	4,926,726
Total				21,704,374
Chile —%
Empresa Nacional del Petroleo Senior Unsecured(b)(c) 07/08/19	6.250%		600,000	691,715
Colombia 1.0%
Bogota Distrito Capital Senior Unsecured(b) 07/26/28	9.750%	COP	200,000,000	163,231
Colombia Government International Bond Senior Unsecured 06/28/27	9.850%	COP	300,000,000	255,082
Colombia Government International Bond(c) Senior Unsecured 05/21/24	8.125%		790,000	1,183,025
01/18/41	6.125%		4,200,000	5,742,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Corp. Andina De Fomento 06/15/22	4.375%		1,150,000	1,250,483
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		3,855,000	4,992,225
Empresa de Energia de Bogota SA Senior Unsecured(b)(c) 11/10/21	6.125%		2,725,000	3,081,785
Empresas Publicas de Medellin ESP(b) Senior Unsecured 02/01/21	8.375%	COP	11,190,000,000	6,899,960
Empresas Publicas de Medellin ESP(b)(c) Senior Unsecured 07/29/19	7.625%		100,000	127,669
Transportadora de Gas Internacional SA ESP Senior Unsecured(b)(c) 03/20/22	5.700%		2,800,000	3,133,091
Total				26,828,731
Dominican Republic 0.3%
Dominican Republic International Bond(b) Senior Unsecured 05/06/21	7.500%		4,325,000	5,065,608
04/20/27	8.625%		2,900,000	3,480,000
Total				8,545,608
El Salvador 0.1%
El Salvador Government International Bond(b) Senior Unsecured 04/10/32	8.250%		400,000	490,000
06/15/35	7.650%		490,000	569,625
02/01/41	7.625%		1,500,000	1,736,250
Total				2,795,875
Finland 0.1%
Finland Government Bond Senior Unsecured 07/04/15	4.250%	EUR	2,720,000	3,903,770
France 1.4%
France Government Bond OAT 04/25/13	4.000%	EUR	5,300,000	6,997,037
04/25/17	3.750%	EUR	4,000,000	5,845,634
10/25/18	4.250%	EUR	2,600,000	3,942,212
04/25/22	3.000%	EUR	5,000,000	6,951,638
04/25/29	5.500%	EUR	5,920,000	10,339,643
French Treasury Note 07/12/15	2.000%	EUR	2,770,000	3,751,360
Total				37,827,524

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Georgia —%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		1,039,000	1,176,179
Germany 1.1%
Bundesrepublik Deutschland 06/20/16	6.000%	EUR	12,600,000	19,704,097
07/04/17	4.250%	EUR	1,850,000	2,820,862
01/04/18	4.000%	EUR	1,180,000	1,797,952
01/04/19	3.750%	EUR	3,500,000	5,348,334
07/04/21	3.250%	EUR	980,000	1,477,769
07/04/34	4.750%	EUR	55,000	102,184
KFW 01/20/14	1.350%	JPY	63,000,000	800,966
Total				32,052,164
Indonesia 1.4%
Indonesia Government International Bond(b) Senior Unsecured 05/04/14	10.375%		6,180,000	6,983,400
04/20/15	7.250%		1,300,000	1,469,000
Indonesia Government International Bond(b)(c) Senior Unsecured 03/13/20	5.875%		11,125,000	13,294,375
Indonesia Treasury Bond Senior Unsecured 07/15/17	10.000%	IDR	15,043,000,000	1,858,706
09/15/19	11.500%	IDR	22,600,000,000	3,140,061
11/15/20	11.000%	IDR	2,000,000,000	278,805
06/15/21	12.800%	IDR	17,200,000,000	2,649,056
09/15/25	11.000%	IDR	16,500,000,000	2,452,555
Majapahit Holding BV(b) 06/28/17	7.250%		562,000	673,818
01/20/20	7.750%		1,100,000	1,394,840
06/29/37	7.875%		2,780,000	3,808,600
PT Perusahaan Listrik Negara Senior Unsecured(b)(c) 11/22/21	5.500%		500,000	564,153
Perusahaan Penerbit SBSN Senior Unsecured(b) 04/23/14	8.800%		700,000	771,334
Total				39,338,703
Japan 0.5%
Japan Government 10-Year Bond Senior Unsecured 09/20/18	1.500%	JPY	330,000,000	4,428,275
Japan Government 20-Year Bond Senior Unsecured 09/20/26	2.200%	JPY	710,000,000	10,022,962
Total				14,451,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 0.3%
KazMunayGas National Co.(b) 05/05/20	7.000%		400,000	492,097
Senior Unsecured 07/02/18	9.125%		3,980,000	5,187,532
04/09/21	6.375%		2,500,000	2,956,250
Total				8,635,879
Latvia 0.1%
Republic of Latvia Senior Unsecured(b)(c) 06/16/21	5.250%		1,250,000	1,428,963
Lithuania 0.3%
Lithuania Government International Bond(b) Senior Unsecured 09/14/17	5.125%		2,150,000	2,419,997
03/09/21	6.125%		1,550,000	1,861,867
02/01/22	6.625%		2,550,000	3,158,878
Total				7,440,742
Mexico 1.9%
Mexican Bonos 12/20/12	9.000%	MXN	5,300,000	4,070,322
12/17/15	8.000%	MXN	1,485,000	1,229,302
06/16/16	6.250%	MXN	4,100,000	3,248,394
12/15/16	7.250%	MXN	659,000	542,898
12/14/17	7.750%	MXN	950,000	809,213
12/13/18	8.500%	MXN	7,086,000	6,297,990
06/09/22	6.500%	MXN	7,200,000	5,996,884
06/03/27	7.500%	MXN	6,769,000	5,915,570
Mexico Government International Bond Senior Unsecured(c) 01/11/40	6.050%		2,350,000	3,119,625
Pemex Finance Ltd. Senior Unsecured (NPFGC) 08/15/17	10.610%		1,650,000	1,990,390
Pemex Finance Ltd.(c) Senior Unsecured 11/15/18	9.150%		2,485,000	3,087,936
Pemex Project Funding Master Trust 03/01/18	5.750%		4,870,000	5,673,550
01/21/21	5.500%		3,750,000	4,378,125
06/15/35	6.625%		870,000	1,085,325
Pemex Project Funding Master Trust(c) 06/15/38	6.625%		450,000	562,500
Petroleos Mexicanos 05/03/19	8.000%		600,000	786,000
11/24/21	7.650%	MXN	1,920,000	1,599,316
06/02/41	6.500%		2,500,000	3,103,125
Total				53,496,465

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Netherlands 0.3%
Netherlands Government Bond(b) 07/15/16	4.000%	EUR	5,135,000	7,514,316
New Zealand 0.2%
New Zealand Government Bond Senior Unsecured 05/15/21	6.000%	NZD	6,150,000	6,060,614
Norway 0.7%
Norway Government Bond 05/15/13	6.500%	NOK	6,655,000	1,195,922
05/19/17	4.250%	NOK	87,185,000	17,087,116
05/22/19	4.500%	NOK	12,000,000	2,463,649
Total				20,746,687
Peru 0.5%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,900,000	3,272,119
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(m) 05/31/18	0.000%		2,231,522	2,008,370
Peruvian Government International Bond Senior Unsecured 11/21/33	8.750%		4,508,000	7,889,000
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	3,100,000	1,480,320
Total				14,649,809
Philippines 0.4%
Philippine Government International Bond Senior Unsecured 01/15/19	9.875%		70,000	101,500
01/15/21	4.950%	PHP	34,000,000	904,467
03/30/26	5.500%		3,825,000	4,838,625
01/14/31	7.750%		200,000	309,000
01/14/36	6.250%	PHP	112,000,000	3,179,609
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b) 12/02/24	7.390%		1,390,000	1,927,193
Total				11,260,394
Poland 0.9%
Poland Government Bond 10/24/15	6.250%	PLN	24,300,000	8,098,351
10/25/17	5.250%	PLN	3,655,000	1,202,172
10/25/19	5.500%	PLN	32,000,000	10,759,714
Poland Government International Bond Senior Unsecured 07/15/19	6.375%		1,470,000	1,830,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Poland Government International Bond(c) Senior Unsecured 04/21/21	5.125%		1,000,000	1,170,900
03/23/22	5.000%		2,950,000	3,437,310
Total				26,498,597
Qatar 0.1%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		3,260,000	4,009,800
Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		1,700,000	1,904,000
Republic of the Congo —%
Republic of Congo Senior Unsecured(d) 06/30/29	3.000%		475,000	396,625
Romania 0.1%
Romanian Government International Bond Senior Unsecured(b)(c) 02/07/22	6.750%		2,300,000	2,652,079
Russian Federation 2.0%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)(c) 09/19/22	4.375%		1,000,000	1,015,133
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 11/22/16	6.212%		400,000	443,520
04/11/18	8.146%		4,535,000	5,555,965
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured 01/23/21	5.999%		4,000,000	4,516,000
03/07/22	6.510%		4,535,000	5,339,962
08/16/37	7.288%		300,000	388,500
RZD Capital Ltd. Senior Unsecured 04/02/19	8.300%	RUB	120,000,000	3,892,812
Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b) 12/27/17	5.298%		1,700,000	1,821,517
Russian Foreign Bond - Eurobond Senior Unsecured 03/31/30	7.500%		14,887,750	18,852,358
Russian Foreign Bond - Eurobond(b) Senior Unsecured 03/31/30	7.500%		1,460,875	1,849,906

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/22	6.125%		4,200,000	4,708,008
VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b) 04/12/17	6.000%		1,400,000	1,461,250
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)(c) 11/22/25	6.800%		5,810,000	6,957,475
Total				56,802,406
South Africa 0.1%
South Africa Government International Bond Senior Unsecured(c) 01/17/24	4.665%		1,800,000	1,989,000
Transnet SOC Ltd. Senior Unsecured(b)(c) 07/26/22	4.000%		1,100,000	1,105,826
Total				3,094,826
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		3,900,000	4,594,173
Sweden 0.7%
Sweden Government Bond 12/01/20	5.000%	SEK	11,000,000	2,114,161
Sweden Government Bond(c) 08/12/17	3.750%	SEK	108,600,000	18,434,281
Total				20,548,442
Trinidad and Tobago 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)(c) 08/14/19	9.750%		3,740,000	4,946,018
Turkey 1.1%
Turkey Government International Bond 01/14/41	6.000%		2,200,000	2,585,000
Senior Unsecured 09/26/16	7.000%		1,235,000	1,435,688
11/07/19	7.500%		1,300,000	1,646,125
06/05/20	7.000%		850,000	1,061,225
03/30/21	5.625%		7,250,000	8,428,125
09/26/22	6.250%		550,000	666,325
02/05/25	7.375%		8,680,000	11,349,100
03/17/36	6.875%		230,000	295,964
05/30/40	6.750%		1,500,000	1,932,750
Total				29,400,302

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Ukraine 0.1%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b) 07/11/16	9.375%		1,300,000	1,196,762
National JSC Naftogaz of Ukraine Government Guaranteed 09/30/14	9.500%		625,000	637,547
Total				1,834,309
United Arab Emirates 0.2%
Abu Dhabi National Energy Co. Senior Unsecured(b) 12/13/21	5.875%		1,300,000	1,548,831
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		3,050,000	3,513,063
Total				5,061,894
United Kingdom 0.8%
United Kingdom Gilt 03/07/19	4.500%	GBP	800,000	1,560,508
09/07/19	3.750%	GBP	3,200,000	6,026,643
09/07/21	3.750%	GBP	2,100,000	3,982,800
03/07/25	5.000%	GBP	4,810,000	10,239,962
Total				21,809,913
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured 03/21/36	7.625%		725,000	1,125,563
Senior Unsecured PIK 01/15/33	7.875%		1,940,000	3,007,000
Total				4,132,563
Venezuela 1.4%
Petroleos de Venezuela SA 04/12/17	5.250%		11,540,000	9,116,600
02/17/22	12.750%		379,700	390,142
Senior Unsecured 10/28/15	5.000%		799,500	699,563
Petroleos de Venezuela SA(c) 11/02/17	8.500%		8,135,000	7,301,162
Venezuela Government International Bond Senior Unsecured 05/07/23	9.000%		17,624,000	15,465,060
Venezuela Government International Bond(c) Senior Unsecured 02/26/16	5.750%		2,050,000	1,891,125
08/23/22	12.750%		3,006,000	3,223,935
Total				38,087,587
Total Foreign Government Obligations (Cost: $539,800,043)				608,396,772

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(f)(n)(o) 10/01/11	13.000%	2,820,000	1,692,000
Total Municipal Bonds (Cost: $2,820,000)			1,692,000

Senior Loans 3.7%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Huntington Ingalls Industries, Inc. Term Loan(d)(p) 03/30/16	2.750%	185,000	184,538
TransDigm, Inc. Tranche B2 Term Loan(d)(p) 02/14/17	4.000%	750,000	752,677
Total			937,215
Airlines 0.1%
Delta Air Lines, Inc.(d)(p) Tranche B-1 Term Loan 09/28/18	5.250%	375,000	372,656
Tranche B-2 Term Loan 03/28/16	4.250%	950,000	943,170
U.S. Airways Group, Inc. Term Loan(d)(p) 03/21/14	2.711%	899,305	877,722
United Air Lines, Inc. Tranche B Term Loan(d)(p) 02/01/14	2.250%	653,272	644,564
Total			2,838,112
Automotive 0.1%
Allison Transmission, Inc. Tranche B1 Term Loan(d)(p) 08/07/14	2.720%	293,239	293,460
Chrysler Group LLC Tranche B Term Loan(d)(p) 05/24/17	6.000%	817,672	834,590
Federal-Mogul Corp.(d)(p) Tranche B Term Loan 12/29/14	2.148%	427,558	400,121
Tranche C Term Loan 12/28/15	2.148%	218,142	204,143
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(d)(p) 04/30/19	4.750%	625,000	628,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Navistar, Inc. Tranche B Term Loan(d)(p) 08/17/17	7.000%	500,000	501,250
Schaeffler AG Tranche C2 Term Loan(d)(p) 01/27/17	6.000%	675,000	681,642
Total			3,543,800
Brokerage —%
Nuveen Investments, Inc.(d)(p) 1st Lien Term Loan 05/13/17	7.250%	250,000	251,720
2nd Lien Term Loan 02/28/19	8.250%	425,000	431,375
Total			683,095
Building Materials 0.1%
Custom Building Products, Inc. Term Loan(d)(p) 03/19/15	5.750%	69,153	69,066
Goodman Global, Inc.(d)(p) 1st Lien Term Loan 10/28/16	5.750%	93,083	93,062
2nd Lien Term Loan 10/30/17	9.000%	63,636	64,336
Potters Holdings II LP(d)(p) Tranche B 1st Lien Term Loan 05/06/17	6.000%	493,750	494,984
Tranche B 2nd Lien Term Loan 11/06/17	10.250%	125,000	125,729
Roofing Supply Group LLC(d)(p) Term Loan 05/31/19	5.000%	398,000	398,995
05/31/19	5.000%	200,000	200,500
Wilsonart LLC Tranche B Term Loan(d)(p) 10/31/19	5.500%	575,000	576,616
Total			2,023,288
Chemicals 0.2%
AZ Chem U.S., Inc. Term Loan(d)(p) 12/22/17	7.250%	137,773	139,323
Cristal Inorganic Chemicals U.S., Inc. 2nd Lien Term Loan(d)(p) 11/15/14	6.112%	125,000	124,635
Emerald Performance Materials LLC 1st Lien Term Loan(d)(p) 05/18/18	6.750%	224,437	226,121

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Houghton International, Inc. Tranche B1 Term Loan(d)(p) 01/29/16	6.750%	226,945	228,364
Ineos U.S. Finance LLC Term Loan(d)(p) 05/04/18	6.500%	472,625	478,826
Momentive Performance Materials Tranche B3 Term Loan(d)(p) 05/05/15	3.750%	174,125	172,775
Momentive Specialty Chemicals, Inc.(d)(p) Tranche C1B Term Loan 05/05/15	4.000%	124,033	123,103
Tranche C2B Term Loan 05/05/15	4.125%	56,347	55,925
Tranche C5B Term Loan 05/05/15	4.125%	94,750	91,907
Nexeo Solutions LLC Term Loan(d)(p) 09/08/17	5.000%	173,678	170,421
Omnova Solutions, Inc. Term Loan(d)(p) 05/31/17	5.500%	640,226	644,630
PQ Corp. 1st Lien Term Loan(d)(p) 07/30/14	3.962%	636,207	633,980
Trinseo Materials Operating SCA Term Loan(d)(p) 08/02/17	8.000%	689,516	657,626
Tronox Pigments B.V.(d)(p) Delayed Draw Term Loan 02/08/18	4.250%	64,125	64,455
Term Loan 02/08/18	4.250%	235,125	236,333
Univar, Inc. Tranche B Term Loan(d)(p) 06/30/17	5.000%	957,937	946,509
Total			4,994,933
Construction Machinery 0.1%
Douglas Dynamics LLC Term Loan(d)(p) 04/18/18	5.750%	656,560	648,898
Manitowoc Co., Inc. (The) Tranche B Term Loan(d)(p) 11/13/17	4.250%	423,494	426,670
Total			1,075,568

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
Acosta, Inc. Tranche D Term Loan(d)(p) 03/02/18	5.000%	611,572	616,349
Insight Global 1st Lien Term Loan(d)(p) 10/31/19	6.000%	550,000	547,250
Live Nation Entertainment, Inc. Tranche B Term Loan(d)(p) 11/07/16	4.500%	514,451	516,704
Sabre, Inc. Term Loan(d)(p) 09/30/17	5.962%	638,182	635,788
West Corp. Tranche B6 Term Loan(d)(p) 06/30/18	5.750%	448,875	455,047
Total			2,771,138
Consumer Products 0.1%
Affinion Group, Inc. Tranche B Term Loan(d)(p) 07/16/15	5.000%	638,464	600,558
Fender Musical Instruments Corp.(d)(p) Delayed Draw Term Loan 06/09/14	2.470%	152,717	151,858
Term Loan 06/09/14	2.470%	302,231	300,533
Jarden Corp. Tranche B Term Loan(d)(p) 03/31/18	3.212%	320,869	321,360
NBTY, Inc. Tranche B1 Term Loan(d)(p) 10/01/17	4.250%	796,821	800,431
Serta Simmons Holdings LLC Tranche B Term Loan(d)(p) 10/01/19	5.000%	375,000	374,599
Visant Corp. Tranche B Term Loan(d)(p) 12/22/16	5.250%	919,808	879,180
Total			3,428,519
Diversified Manufacturing 0.1%
Colfax Corp. Tranche B Term Loan(d)(p) 01/11/19	4.500%	272,937	275,241
Generac Power System, Inc. Term Loan(d)(p) 05/30/18	6.250%	798,000	813,960
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
IMG Worldwide, Inc. Tranche B Term Loan(d)(p) 06/16/16	5.500%	740,625	739,699
MRC Global, Inc. Tranche B Term Loan(d)(h)(p) 11/08/19	6.250%	325,000	324,188
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(d)(p) 04/01/18	4.500%	700,000	704,081
Tomkins LLC/Inc. Tranche B1 Term Loan(d)(p) 09/29/16	4.250%	728,491	731,040
Total			3,588,209
Electric 0.2%
Calpine Corp.(d)(p) Term Loan 04/01/18	4.500%	641,423	642,289
04/01/18	4.500%	246,875	247,208
Equipower Resources Holdings LLC(d)(p) Tranche B 1st Lien Term Loan 12/21/18	6.500%	224,438	225,373
Tranche B Term Loan 12/21/18	6.500%	75,000	75,313
Essential Power LLC Term Loan(d)(p) 08/08/19	5.500%	475,000	475,000
FREIF North American Power I LLC(d)(p) Tranche B Term Loan 03/29/19	6.000%	214,948	216,561
Tranche C Term Loan 03/29/19	6.000%	33,951	34,205
GenOn Energy/Americas, Inc. Term Loan(d)(p) 12/04/17	6.500%	916,369	922,673
LSP Madison Funding LLC Term Loan(d)(p) 06/28/19	5.500%	249,375	251,245
NRG Energy, Inc. Term Loan(d)(p) 07/01/18	4.000%	641,875	645,219
TPF Generation Holdings LLC 1st Lien Synthetic Letter of Credit(d)(p) 12/15/13	2.362%	84,723	84,406
Texas Competitive Electric Holdings Co. LLC Term Loan(d)(p) 10/10/14	3.749%	1,345,944	912,995
Total			4,732,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Entertainment 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(d)(p) 04/22/16	7.500%	840,179	844,119
Formula 1 Tranche B-2 Term Loan(d)(p) 04/27/19	6.000%	995,000	1,001,080
Six Flags Theme Parks, Inc. Tranche B Term Loan(d)(p) 12/20/18	4.250%	275,000	276,425
Zuffa LLC Term Loan(d)(p) 06/19/15	7.500%	696,444	698,401
Total			2,820,025
Environmental 0.1%
ADS Waste Holdings, Inc. Tranche B Term Loan(d)(p) 10/09/19	5.250%	250,000	252,250
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(d)(p) 07/29/14	8.000%	1,386,588	1,375,038
Synagro Technologies, Inc. 1st Lien Term Loan(d)(p) 04/02/14	2.400%	174,862	150,964
WCA Waste Corp. Term Loan(d)(p) 03/23/18	5.500%	199,000	199,746
Total			1,977,998
Food and Beverage 0.2%
AdvancePierre Foods, Inc. 1st Lien Term Loan(d)(p) 07/10/17	5.750%	400,000	402,400
Candy Intermediate Holdings, Inc. Term Loan(d)(p) 06/18/18	7.509%	1,250,865	1,259,471
Del Monte Foods Co. Term Loan(d)(p) 03/08/18	4.500%	767,007	765,811
Dole Food Co., Inc. Tranche B2 Term Loan(d)(p) 07/08/18	5.036%	303,397	304,119
Earthbound Holdings III LLC Term Loan(d)(p) 12/21/16	5.750%	835,128	836,172
JBS U.S.A. LLC Term Loan(d)(p) 05/25/18	4.250%	172,813	171,948

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pinnacle Foods Finance LLC Tranche F Term Loan(d)(p) 10/17/18	4.750%	224,438	224,646
Solvest Ltd. Tranche C2 Term Loan(d)(p) 07/08/18	5.021%	542,921	544,214
U.S. Foods, Inc. Term Loan(d)(p) 07/03/14	2.710%	736,399	726,480
Windsor Quality Food Co. Ltd. Tranche B Term Loan(d)(f)(p) 02/16/17	5.000%	714,000	706,860
Total			5,942,121
Gaming 0.2%
Affinity Gaming LLC Term Loan(d)(p) 11/09/17	5.500%	223,875	225,740
Caesars Entertainment Operating Co., Inc. Tranche B2 Term Loan(d)(p) 01/28/15	3.211%	800,000	775,664
Caesars Octavius LLC Tranche B Term Loan(d)(p) 04/25/17	9.250%	725,000	739,500
Cannery Casino(d)(p) 2nd Lien Term Loan 10/02/19	10.000%	250,000	243,332
Term Loan 10/02/18	6.000%	275,000	275,861
Golden Nugget, Inc. 2nd Lien Term Loan(d)(p) 11/02/14	3.520%	50,000	44,188
Las Vegas Sands LLC(d)(p) Tranche B Term Loan 11/23/16	2.720%	187,481	187,012
Tranche I Delayed Draw Term Loan 11/23/16	2.720%	23,566	23,506
Pinnacle Entertainment, Inc. Tranche A Term Loan(d)(p) 03/19/19	4.000%	597,000	599,985
ROC Finance LLC(d)(h)(p)(q) Delayed Draw Term Loan 08/19/17	2.250%	16,667	17,042
08/19/17	2.250%	10,000	10,225
ROC Finance LLC(d)(p) Tranche B Term Loan 08/19/17	8.500%	248,333	253,921
Stockbridge/SBE Holdings Tranche B Term Loan(d)(p) 05/02/17	13.000%	300,000	298,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Twin River Worldwide Holdings, Inc. Term Loan(d)(p) 11/05/15	8.500%	364,942	366,613
Total			4,061,089
Gas Pipelines —%
Energy Transfer Equity LP Term Loan(d)(p) 03/24/17	3.750%	200,000	199,150
Health Care 0.2%
Alere, Inc. Tranche B Term Loan(d)(p) 06/30/17	4.750%	198,000	199,273
Ardent Medical Services, Inc. Term Loan(d)(p) 09/15/15	6.500%	192,853	193,576
Bausch & Lomb, Inc.(d)(p) Delayed Draw Term Loan 09/30/15	4.750%	225,000	226,874
Term Loan 05/17/19	5.250%	423,938	428,330
Community Health Systems, Inc.(d)(p) Term Loan 07/25/14	2.617%	8,802	8,837
01/25/17	3.921%	1,049,790	1,053,717
ConvaTec, Inc. Term Loan(d)(p) 12/22/16	5.000%	653,402	655,852
DaVita, Inc. Tranche B Term Loan(d)(p) 10/20/16	4.500%	663,187	666,663
Health Management Associates, Inc. Tranche B Term Loan(d)(p) 11/16/18	4.500%	248,125	250,120
IASIS Healthcare LLC Tranche B Term Loan(d)(p) 05/03/18	5.000%	297,733	298,105
Onex Carestream Finance LP Term Loan(d)(p) 02/25/17	5.000%	689,193	680,722
Quintiles Transnational Corp. Tranche B Term Loan(d)(p) 06/08/18	5.000%	962,812	963,419
Select Medical Corp.(d)(p) Tranche B Term Loan 06/01/18	5.500%	271,563	272,920
06/01/18	5.502%	74,813	75,187

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
inVentiv Health, Inc. Term Loan(d)(p) 08/04/16	6.500%	541,134	528,510
Total			6,502,105
Independent Energy —%
Plains E&P Co. Tranche B Term Loan(d)(h)(p) 12/01/19	4.000%	900,000	903,537
Integrated Energy —%
Gibson Energy ULC Tranche B Term Loan(d)(p) 06/15/18	4.750%	241,434	243,848
Media Cable 0.1%
Cequel Communications LLC Term Loan(d)(p) 02/14/19	4.000%	447,750	447,831
MCC Iowa LLC Tranche F Term Loan(d)(p) 10/23/17	4.500%	687,689	683,101
Mediacom Illinois LLC Tranche E Term Loan(d)(p) 10/23/17	4.500%	908,731	901,352
Revolution Studios Distribution Co. LLC Tranche B Term Loan(d)(f)(p) 12/21/14	3.970%	206,257	172,225
San Juan Cable LLC Tranche B 1st Lien Term Loan(d)(p) 06/09/17	6.000%	148,125	147,755
Total			2,352,264
Media Non-Cable 0.4%
AMC Networks, Inc. Tranche B Term Loan(d)(p) 12/31/18	4.000%	197,500	197,747
Cengage Learning Acquisitions, Inc. Term Loan(d)(p) 07/03/14	2.470%	534,661	508,864
Clear Channel Communications, Inc. Tranche B Term Loan(d)(g)(p) 01/29/16	3.862%	1,047,974	835,078
Cumulus Media Holdings, Inc.(d)(p) 1st Lien Term Loan 09/17/18	5.750%	545,434	548,979
2nd Lien Term Loan 09/16/19	7.500%	725,000	733,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Emmis Operating Co. Tranche B Term Loan(d)(p) 11/01/13	4.362%	170,369	168,098
Encompass Digital Media, Inc. Tranche B Term Loan(d)(p) 08/10/17	8.000%	995,000	999,975
GateHouse Media Operating, Inc. Term Loan(d)(p) 08/28/14	2.470%	687,756	237,276
Getty Images, Inc. Term Loan(d)(p) 10/18/19	4.750%	550,000	551,144
Granite Broadcasting Tranche B 1st Lien Term Loan(d)(p) 05/23/18	8.500%	523,687	521,069
Gray Television, Inc. Term Loan(d)(h)(p) 10/16/19	4.750%	425,000	425,455
Hubbard Radio LLC 1st Lien Term Loan(d)(p) 04/28/17	5.250%	297,821	298,566
Intelsat Jackson Holdings SA(d)(p) Term Loan 02/01/14	2.711%	500,000	493,750
02/01/14	3.214%	125,000	123,437
Tranche B Term Loan 04/02/18	4.500%	496,231	499,228
LIN Television Corp. Tranche B Term Loan(d)(p) 12/21/18	5.000%	173,688	174,990
MediaNews Group, Inc. Term Loan(d)(p) 03/19/14	8.500%	18,499	17,944
Penton Media, Inc. 1st Lien Term Loan(d)(p) 08/01/14	5.000%	486,572	402,337
Radio One, Inc. Term Loan(d)(p) 03/31/16	7.500%	734,884	734,274
Tribune Co.(d)(o)(p) Tranche B Term Loan 06/04/14	5.250%	98,750	74,989
Tranche X Term Loan 09/29/14	5.000%	17,067	12,964
Univision Communications, Inc. 1st Lien Term Loan(d)(p) 03/31/17	4.462%	950,912	928,927
Van Wagner Communications LLC Term Loan(d)(p) 08/03/18	8.250%	400,000	404,500
Total			9,892,747

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals 0.1%
Essar Steel Algoma, Inc. Term Loan(d)(p) 09/20/14	8.750%	325,000	327,438
FMG Resources August 2006 Proprietary Ltd.(d)(h)(p) Term Loan 10/18/17	5.250%	2,590,000	2,575,755
FMG Resources August 2006 Proprietary Ltd.(d)(p) Term Loan 10/18/17	5.250%	400,000	397,800
Novelis, Inc. Tranche B2 Term Loan(d)(p) 03/10/17	4.000%	445,500	445,945
Total			3,746,938
Non-Captive Consumer —%
Springleaf Financial Funding Co. Term Loan(d)(p) 05/10/17	5.500%	800,000	788,600
Non-Captive Diversified —%
Istar Financial, Inc. Term Loan(d)(h)(p) 10/16/17	5.750%	625,000	623,438
Oil Field Services —%
Frac Tech Services Term Loan(d)(p) 05/06/16	8.500%	680,076	602,717
Other Financial Institutions —%
Alix Partners LLP Tranche B2 1st Lien Term Loan(d)(p) 06/28/19	6.500%	349,125	352,962
Other Industry 0.1%
ATI Acquisition Co. Tranche B Term Loan(d)(f)(o)(p) 12/30/14	12.250%	91,907	4,595
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(d)(p) 12/18/17	5.250%	171,937	172,080
Harland Clarke Holdings Corp. Tranche B1 Term Loan(d)(p) 06/30/14	2.712%	563,414	537,356
On Assignment, Inc. Tranche B Term Loan(d)(p) 05/15/19	5.000%	251,710	252,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sensus U.S.A., Inc. 2nd Lien Term Loan(d)(p) 05/09/18	8.500%	725,000	725,000
WireCo WorldGroup, Inc. Term Loan(d)(p) 02/15/17	6.000%	575,000	581,469
Total			2,272,839
Packaging 0.1%
BWAY Corp. Tranche B Term Loan(d)(p) 08/31/17	4.500%	425,000	426,062
Berry Plastics Holding Corp. Tranche C Term Loan(d)(p) 04/03/15	2.212%	853,089	846,333
Reynolds Group Holdings, Inc. Term Loan(d)(p) 09/28/18	4.750%	549,868	551,446
Total			1,823,841
Paper —%
NewPage Corp. Debtor In Possession Term Loan(d)(p)(r) 03/08/13	8.000%	325,000	325,543
Pharmaceuticals 0.1%
Endo Pharmaceuticals Holdings, Inc.(d)(p) Tranche A Term Loan 06/17/16	2.250%	235,938	235,593
Tranche B Term Loan 06/17/18	4.000%	57,339	57,662
Grifols, Inc. Tranche B Term Loan(d)(p) 06/01/17	4.500%	618,562	623,641
Pharmaceutical Product Development, Inc. Term Loan(d)(p) 12/05/18	6.250%	173,688	175,902
RPI Finance Trust Term Loan(d)(p) 05/09/18	3.500%	895,466	894,159
Valeant Pharmaceuticals International, Inc. Tranche B Term Loan(d)(p) 02/13/19	4.250%	373,500	374,609
Total			2,361,566
Property & Casualty —%
Asurion LLC 2nd Lien Term Loan(d)(p) 05/24/19	9.000%	445,860	460,431

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HUB International Ltd. Term Loan(d)(p) 06/13/17	4.712%	248,750	249,295
Total			709,726
REITs —%
CB Richard Ellis Services, Inc. Tranche C Term Loan(d)(p) 03/04/18	3.462%	271,562	271,139
Restaurants —%
OSI Restaurant Partners Tranche B Term Loan(d)(p) 10/30/19	3.814%	400,000	401,584
Retailers 0.4%
Academy Ltd. Term Loan(d)(p) 08/03/18	6.000%	795,119	794,992
BJ Wholesale Club, Inc. Term Loan(d)(p) 09/26/19	5.750%	1,200,000	1,211,328
Bass Pro Group LLC Term Loan(d)(p) 06/13/17	5.250%	628,183	634,075
Blue Buffalo Co., Ltd. Term Loan(d)(p) 08/08/19	6.500%	250,000	250,470
General Nutrition Centers, Inc. Tranche B Term Loan(d)(p) 03/02/18	3.750%	1,024,534	1,025,384
J. Crew Group, Inc. Term Loan(d)(p) 03/07/18	4.750%	911,125	911,353
Jo-Ann Stores, Inc. Term Loan(d)(p) 03/16/18	4.750%	988,512	987,098
Neiman Marcus Group, Inc. (The) Term Loan(d)(p) 05/16/18	4.750%	1,000,000	1,001,540
Orchard Supply Hardware LLC Tranche B1 Term Loan(d)(p) 12/21/13	5.000%	847,699	661,205
Pantry, Inc. (The) Term Loan(d)(p) 08/03/19	5.750%	325,000	328,656
Party City Holdings, Inc. Term Loan(d)(p) 07/27/19	5.750%	350,000	352,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pep Boys Tranche B Term Loan(d)(h)(p) 10/11/18	5.000%	450,000	452,250
PetCo Animal Supplies, Inc. Term Loan(d)(p) 11/24/17	4.500%	627,500	629,753
Rite Aid Corp. Tranche 2 Term Loan(d)(p) 06/04/14	1.970%	894,340	885,960
Toys 'R' Us - Delaware, Inc. Term Loan(d)(p) 09/01/16	6.000%	640,201	637,480
Total			10,764,519
Technology 0.3%
Aeroflex, Inc. Tranche B Term Loan(d)(p) 05/09/18	5.750%	687,265	685,334
CommScope, Inc. Tranche 1 Term Loan(d)(p) 01/14/18	4.250%	568,980	571,706
Edwards (Cayman Islands II) Ltd.(d)(p) 1st Lien Term Loan 05/31/16	5.500%	214,328	214,930
05/31/16	5.500%	386,757	387,844
First Data Corp.(d)(p) Term Loan 03/26/18	4.211%	848,315	808,020
Tranche B1 Term Loan 09/24/14	2.961%	4,006	3,997
Freescale Semiconductor, Inc. Tranche B1 Term Loan(d)(p) 12/01/16	4.462%	922,197	891,995
Greeneden U.S. Holdings II LLC Term Loan(d)(p) 01/31/19	6.750%	547,250	552,892
Interactive Data Corp. Tranche B Term Loan(d)(p) 02/11/18	4.500%	862,249	867,198
Kasima LLC Term Loan(d)(p) 03/31/17	5.000%	270,875	270,875
Microsemi Corp. Term Loan(d)(p) 02/02/18	4.000%	762,970	766,022
Novell, Inc. 1st Lien Term Loan(d)(p) 11/22/17	7.250%	482,775	487,907

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Openlink International, Inc. Term Loan(d)(p) 10/30/17	7.750%	148,875	148,875
Rovi Solutions Corp./Guides, Inc. Tranche B2 Term Loan(d)(p) 03/29/19	4.000%	248,004	242,734
Syniverse Holdings, Inc. Term Loan(d)(p) 04/23/19	5.000%	798,000	801,990
Trans Union LLC Term Loan(d)(p) 02/10/18	5.500%	197,000	199,175
Verint Systems, Inc. Term Loan(d)(p) 10/27/17	4.500%	197,500	198,365
Total			8,099,859
Textile —%
Levi Strauss & Co. Term Loan(d)(p) 04/04/14	2.465%	600,000	596,502
Springs Window Fashions LLC Tranche B Term Loan(d)(p) 05/31/17	6.000%	183,215	182,147
Total			778,649
Transportation Services —%
Avis Budget Car Rental LLC Tranche C Term Loan(d)(p) 03/15/19	4.250%	373,125	375,058
Hertz Corp. (The) Letter of Credit(d)(p) 03/11/18	3.750%	500,000	488,750
Total			863,808
Wireless 0.1%
Cricket Communications, Inc. Term Loan(d)(p) 10/09/19	4.750%	175,000	175,548
Instant Web, Inc.(d)(p) Delayed Draw Term Loan 08/07/14	3.587%	25,223	19,380
Term Loan 08/07/14	3.587%	241,966	185,910
MetroPCS Wireless, Inc. Tranche B3 Term Loan(d)(p) 03/19/18	4.000%	688,753	688,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Telesat Canada Tranche B Term Loan(d)(p) 03/28/19	4.250%	573,562	578,105
nTelos, Inc. Tranche B Term Loan(d)(p) 08/07/15	4.000%	304,391	303,566
Total			1,951,048
Wirelines 0.1%
Alaska Communications Systems Holdings, Inc. Term Loan(d)(p) 10/21/16	5.500%	889,447	816,068
Integra Telecom Holdings, Inc. Term Loan(d)(p) 04/15/15	9.250%	594,480	591,881
Windstream Corp. Tranche B3 Term Loan(d)(p) 08/08/19	4.000%	623,437	626,293
Total			2,034,242
Total Senior Loans (Cost: $104,744,518)			104,284,266

Common Stocks —%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Delphi Automotive PLC(s)	1,315	41,343
Hotels, Restaurants & Leisure —%
BLB Management Services , Inc.(s)	5,526	78,403
Media —%
Media News Group(s)	2,495	35,347
Total Consumer Discretionary		155,093
Information Technology —%
IT Services —%
Advanstar Communications, Inc.(s)	315	3,189
Total Information Technology		3,189
Materials —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	203,202

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining —%
Aleris International, Inc.	3,583	173,776
Total Materials		376,978
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(s)	478	8,160
Total Telecommunication Services		8,160
Total Common Stocks (Cost: $510,040)		543,420

Warrants —%

Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(s)	3,895	120,745
Total Energy		120,745
Total Warrants (Cost: $157,633)		120,745

Treasury Bills 0.1%

Issuer	Effective Yield	Principal Amount ($)		Value ($)
Australia 0.1%
Australia Treasury Bills 02/08/13	3.020%	AUD	3,000,000	3,089,126
Total Treasury Bills (Cost: $3,082,753)				3,089,126

Money Market Funds 5.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(t)(u)	140,193,065	140,193,065
Total Money Market Funds (Cost: $140,193,065)		140,193,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Investments of Cash Collateral Received for Securities on Loan 10.1%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 0.5%
Kells Funding LLC 11/01/12	0.360%	4,995,400	4,995,400
Salisbury Receivables Co. LLC 11/15/12	0.310%	4,996,254	4,996,254
Sheffield Receivable Corp. 11/05/12	0.310%	4,995,910	4,995,910
Total			14,987,564
Certificates of Deposit 1.6%
Australia and New Zealand Bank Group Ltd. 11/16/12	0.620%	5,000,000	5,000,000
Credit Suisse 11/08/12	0.379%	10,000,000	10,000,000
Deutsche Bank AG 11/02/12	0.704%	5,000,000	5,000,000
National Bank of Canada 11/09/12	0.279%	5,000,000	5,000,000
Norinchukin Bank 11/09/12	0.497%	10,000,000	10,000,000
Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.454%	10,000,000	10,000,000
Total			45,000,000
Commercial Paper 0.3%
Bank of New Zealand 11/02/12	0.334%	10,000,000	10,000,000
Other Short-Term Obligations 0.4%
General Electric Capital Corp. 11/01/12	0.290%	5,003,631	5,003,631

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Natixis Financial Products LLC 11/01/12	0.520%	5,000,000	5,000,000
Total			10,003,631
Repurchase Agreements 7.3%
Citigroup Global Markets, Inc. dated 10/31/12, matures 11/01/12, repurchase price $5,000,044(v)	0.320%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 10/31/12, matures 11/01/12, repurchase price $148,175,781(v)	0.400%	148,174,135	148,174,135
Nomura Securities dated 10/31/12, matures 11/01/12, repurchase price $50,000,500(v)	0.360%	50,000,000	50,000,000
Total			203,174,135
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $283,165,330)			283,165,330
Total Investments (Cost: $2,973,954,991)			3,146,569,931
Other Assets & Liabilities, Net			(354,651,714)
Net Assets			2,791,918,217

Investments in Derivatives

Futures Contracts Outstanding at October 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	234	34,939,125	December 2012	—	(248,976)
U.S. Treasury Note, 2-year	172	37,896,438	December 2012	—	(34,975)
U.S. Treasury Note, 5-year	(96)	(11,928,000)	December 2012	16,356	—
U.S. Treasury Note, 10-year	(1,796)	(238,924,125)	December 2012	—	(496,152)
U.S. Treasury Ultra Bond, 30-year	14	2,311,313	December 2012	—	(48,569)
Total				16,356	(828,672)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Credit Default Swap Contracts Outstanding at October 31, 2012
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	Federative Republic of Brazil	September 20, 2014	1.470	10,000,000	(177,928)	(17,150)	—	(195,078)
Total							—	(195,078)

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	November 19, 2012	10,711,075 (USD)	840,000,000 (JPY)	—	(187,258)
UBS Securities	November 29, 2012	6,100,000 (NZD)	4,976,075 (USD)	—	(31,672)
Citigroup Global Markets Inc.	November 29, 2012	1,675,548 (USD)	52,887,000 (RUB)	2,663	—
State Street Bank & Trust Company	December 4, 2012	8,628,000 (EUR)	11,154,710 (USD)	—	(31,773)
J.P. Morgan Securities, Inc.	December 5, 2012	23,500,000 (PLN)	7,272,840 (USD)	—	(58,615)
HSBC Securities (USA), Inc.	December 12, 2012	19,591,000 (CHF)	20,919,716 (USD)	—	(130,033)
Goldman, Sachs & Co.	December 12, 2012	27,014,000 (EUR)	34,858,190 (USD)	—	(169,793)
State Street Bank & Trust Company	December 12, 2012	1,109,691,000 (JPY)	13,941,717 (USD)	35,582	—
Morgan Stanley	December 12, 2012	13,889,239 (USD)	13,460,000 (AUD)	37,055	—
Credit Suisse	December 12, 2012	34,828,973 (USD)	34,849,000 (CAD)	33,510	—
UBS Securities	December 12, 2012	20,897,604 (USD)	120,780,000 (NOK)	255,865	—
Total				364,675	(609,144)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $668,415,578 or 23.94% of net assets.

(c)  At October 31, 2012, security was partially or fully on loan.

(d)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(e)  Negligible market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

(f)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2012 was $2,578,819, representing 0.09% of net assets. Information concerning such security holdings at October 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Tranche B Term Loan 12/30/14 12.250%	12/23/09 thru 10/29/12	77,486
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/11 13.000%	10/04/04	2,820,000
Old All, Inc. Senior Unsecured 06/01/20 6.000%	06/29/10	—
Revolution Studios Distribution Co. LLC Tranche B Term Loan 12/21/14 3.970%	10/15/08	186,645
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—
Windsor Quality Food Co. Ltd. Tranche B Term Loan 02/16/17 5.000%	02/14/11	706,860

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2012, the value of these securities amounted to $5,744,938, which represents 0.21% of net assets.

(h)  Represents a security purchased on a when-issued or delayed delivery basis.

(i)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at October 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 11/01/42 4.500%	20,000,000	11/14/12	21,607,812	21,575,000

(j)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(k)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(l)  At October 31, 2012, investments in securities included securities valued at $2,321,868 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(m)  Zero coupon bond.

(n)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $1,692,000 or 0.06% of net assets.

(o)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2012, the value of these securities amounted to $1,784,548, which represents 0.06% of net assets.

(p)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

(q)  At October 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
ROC Finance LLC Delayed Draw Term Loan	16,667
ROC Finance LLC Delayed Draw Term Loan	10,000
Total	26,667

(r)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(s)  Non-income producing.

(t)  The rate shown is the seven-day current annualized yield at October 31, 2012.

(u)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	194,567,321	380,258,180	(434,632,436)	—	140,193,065	133,671	140,193,065

(v)  The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.320%)
Fannie Mae REMICS	1,803,827
Fannie Mae-Aces	621,796
Freddie Mac REMICS	2,011,765
Ginnie Mae II Pool	48,964
Government National Mortgage Association	613,648
Total Market Value of Collateral Securities	5,100,000
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.400%)
Fannie Mae Pool	97,100,892
Fannie Mae REMICS	15,826,843
Freddie Mac Gold Pool	6,355,322
Freddie Mac Non Gold Pool	5,909,389
Freddie Mac REMICS	16,395,156
Government National Mortgage Association	9,550,016
Total Market Value of Collateral Securities	151,137,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Nomura Securities (0.360%)
Fannie Mae Pool	3,151,525
Freddie Mac Gold Pool	7,449,120
Ginnie Mae I Pool	12,941,339
Ginnie Mae II Pool	27,458,016
Total Market Value of Collateral Securities	51,000,000

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

USD  US Dollar

UYU  Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	24,113,746	880,571	24,994,317
Metals	—	40,643,679	3,139	40,646,818
All Other Industries	—	1,197,035,492	—	1,197,035,492
Residential Mortgage-Backed Securities — Agency	—	357,577,746	4,815,000	362,392,746
Residential Mortgage-Backed Securities — Non-Agency	—	43,315,366	55,445,069	98,760,435
Commercial Mortgage-Backed Securities — Non-Agency	—	86,294,171	—	86,294,171
Asset-Backed Securities — Non-Agency	—	1,456,476	—	1,456,476
Inflation-Indexed Bonds	—	26,805,674	—	26,805,674
U.S. Treasury Obligations	160,746,196	5,952,882	—	166,699,078
Foreign Government Obligations	—	606,388,402	2,008,370	608,396,772
Municipal Bonds	—	1,692,000	—	1,692,000
Total Bonds	160,746,196	2,391,275,634	63,152,149	2,615,173,979
Senior Loans
Aerospace & Defense	—	752,677	184,538	937,215
Brokerage	—	251,720	431,375	683,095
Building Materials	—	1,528,304	494,984	2,023,288
Chemicals	—	4,676,905	318,028	4,994,933
Construction Machinery	—	648,898	426,670	1,075,568
Electric	—	4,481,721	250,766	4,732,487
Gaming	—	2,423,104	1,637,985	4,061,089
Media Non-Cable	—	8,057,694	1,835,053	9,892,747
Other Industry	—	1,543,244	729,595	2,272,839
Technology	—	7,680,109	419,750	8,099,859
All Other Industries	—	65,511,146	—	65,511,146
Total Senior Loans	—	97,555,522	6,728,744	104,284,266
Equity Securities
Common Stocks
Consumer Discretionary	41,343	113,750	—	155,093
Information Technology	—	—	3,189	3,189
Materials	203,202	—	173,776	376,978
Telecommunication Services	8,160	—	—	8,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Warrants
Energy	—	120,745	—	120,745
Total Equity Securities	252,705	234,495	176,965	664,165
Short-Term Securities
Treasury Bills	—	3,089,126	—	3,089,126
Total Short-Term Securities	—	3,089,126	—	3,089,126
Other
Money Market Funds	140,193,065	—	—	140,193,065
Investments of Cash Collateral Received for Securities on Loan	—	283,165,330	—	283,165,330
Total Other	140,193,065	283,165,330	—	423,358,395
Investments in Securities	301,191,966	2,775,320,107	70,057,858	3,146,569,931
Forward Sale Commitments Liability	—	(21,575,000)	—	(21,575,000)
Derivatives
Assets
Futures Contracts	16,356	—	—	16,356
Forward Foreign Currency Exchange Contracts	—	364,675	—	364,675
Liabilities
Futures Contracts	(828,672)	—	—	(828,672)
Forward Foreign Currency Exchange Contracts	—	(609,144)	—	(609,144)
Swap Contracts	—	(195,078)	—	(195,078)
Total	300,379,650	2,753,305,560	70,057,858	3,123,743,068

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Residential Mortgage Backed Securities, Corporate Bonds, Senior Loans, Common Stock and Foreign Government Obligations classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Corporate Bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)	Warrants ($)	Total ($)
Balance as of May 31, 2012	769,906	—	16,349,555	1,919,109	5,264,663	214,693	466	24,518,392
Accrued discounts/ premiums	355	—	—	23,410	27,298	—	—	51,063
Realized gain (loss)	—	—	6,611	—	5,022	(5,287)	—	6,346
Change in unrealized appreciation (depreciation)(a)	113,449	—	80,622	65,851	(54,190)	4,360	—	210,092
Sales	—	—	(4,176,719)	—	(461,556)	—	(466)	(4,638,741)
Purchases	—	4,815,000	43,185,000	—	935,898	—	—	48,935,898
Transfers into Level 3	—	—	—	—	2,999,637	—	—	2,999,637
Transfers out of Level 3	—	—	—	—	(1,988,028)	(36,801)	—	(2,024,829)
Balance as of October 31, 2012	883,710	4,815,000	55,445,069	2,008,370	6,728,744	176,965	—	70,057,858

(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2012 was $209,691, which is comprised of Corporate Bonds & Notes of $113,449, Residential Mortgage-Backed Securities — Non-Agency of $80,649, Foreign Government Obligations of $65,851, Senior Loans of $(50,256) and Common Stocks of $(2).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,550,596,596)	$2,723,211,536
Affiliated issuers (identified cost $140,193,065)	140,193,065
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $79,991,195)	79,991,195
Repurchase agreements (identified cost $203,174,135)	203,174,135
Total investments (identified cost $2,973,954,991)	3,146,569,931
Cash	1,104,370
Foreign currency (identified cost $4,244,917)	4,243,375
Unrealized appreciation on forward foreign currency exchange contracts	364,675
Receivable for:
Investments sold	26,170,718
Investments sold on a delayed delivery basis	60,807,274
Capital shares sold	3,746,904
Dividends	23,156
Interest	34,748,482
Reclaims	69,979
Prepaid expenses	31,904
Trustees' deferred compensation plan	163,087
Total assets	3,278,043,855
Liabilities
Forward sale commitments, at value (proceeds $21,607,812)	21,575,000
Due upon return of securities on loan	283,165,330
Unrealized depreciation on forward foreign currency exchange contracts	609,144
Unrealized depreciation on swap contracts	195,078
Payable for:
Investments purchased	4,755,853
Investments purchased on a delayed delivery basis	170,826,075
Capital shares purchased	3,194,014
Variation margin on futures contracts	484,303
Investment management fees	195,645
Distribution and service fees	88,269
Foreign capital gains taxes deferred	183,022
Transfer agent fees	443,668
Administration fees	23,870
Plan administration fees	6
Compensation of board members	45,271
Chief compliance officer expenses	723
Expense reimbursement due to Investment Manager	104
Other expenses	177,176
Trustees' deferred compensation plan	163,087
Total liabilities	486,125,638
Net assets applicable to outstanding capital stock	$2,791,918,217

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Represented by
Paid-in capital	$2,608,779,743
Undistributed net investment income	5,510,922
Accumulated net realized gain	6,366,526
Unrealized appreciation (depreciation) on:
Investments	172,614,940
Forward sale commitments	32,812
Foreign currency translations	48,159
Forward foreign currency exchange contracts	(244,469)
Futures contracts	(812,316)
Swap contracts	(195,078)
Foreign capital gains tax	(183,022)
Total — representing net assets applicable to outstanding capital stock	$2,791,918,217
*Value of securities on loan	$338,559,581
Class A
Net assets	$1,492,619,702
Shares outstanding	232,818,034
Net asset value per share	$6.41
Maximum offering price per share(a)	$6.73
Class B
Net assets	$49,873,473
Shares outstanding	7,783,019
Net asset value per share	$6.41
Class C
Net assets	$263,735,729
Shares outstanding	41,120,168
Net asset value per share	$6.41
Class K(b)
Net assets	$182,394
Shares outstanding	28,816
Net asset value per share	$6.33
Class R
Net assets	$218,499
Shares outstanding	33,920
Net asset value per share	$6.44
Class R5
Net assets	$8,166
Shares outstanding	1,290
Net asset value per share	$6.33
Class W
Net assets	$2,599
Shares outstanding	406
Net asset value per share(c)	$6.41
Class Z
Net assets	$985,277,655
Shares outstanding	155,662,946
Net asset value per share	$6.33

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Operations

	Year Ended October 31, 2012(a)	Year Ended May 31, 2012
Net investment income
Income:
Dividends — unaffiliated issuers	$1,712	$155,613
Dividends — affiliated issuers	133,671	122,038
Interest	55,943,392	134,143,693
Income from securities lending — net	605,876	1,145,654
Foreign taxes withheld	(39,758)	(479,077)
Total income	56,644,893	135,087,921
Expenses:
Investment management fees	5,668,830	11,871,078
Distribution fees
Class B	165,054	488,995
Class C	788,635	1,626,607
Class R	296	141
Service fees
Class A	1,501,480	3,230,326
Class B	55,018	163,250
Class C	262,160	541,936
Class W	3	6
Transfer agent fees
Class A	979,138	2,084,576
Class B	35,820	108,264
Class C	170,996	348,096
Class K(b)	41	71
Class R	97	48
Class R5	39	79
Class W	2	4
Class Z	609,468	1,145,218
Administration fees	691,881	1,450,327
Plan administration fees
Class K(b)	213	534
Compensation of board members	23,715	83,177
Custodian fees	63,129	152,871
Printing and postage fees	106,493	159,848
Registration fees	98,434	202,222
Professional fees	75,829	134,390
Chief compliance officer expenses	1,140	1,164
Other	14,252	66,229
Total expenses	11,312,163	23,859,457
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(66,617)	(182,250)
Fees waived by Distributor — Class C	(159,451)	(323,325)
Expense reductions	(8,026)	(8,823)
Total net expenses	11,078,069	23,345,059
Net investment income	45,566,824	111,742,862
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	35,783,362	43,584,287
Foreign currency translations	(257,930)	(765,984)
Forward foreign currency exchange contracts	2,709,501	2,394,851
Futures contracts	(1,791,152)	(21,885,053)
Options contracts written	299,821	986,180
Swap contracts	(75,133)	(149,042)
Net realized gain	36,668,469	24,165,239
Net change in unrealized appreciation (depreciation) on:
Investments	86,430,627	(35,649,065)
Forward sale commitments	32,812	—
Foreign currency translations	606,785	(555,881)
Forward foreign currency exchange contracts	(1,313,869)	879,748
Futures contracts	872,549	(1,725,754)
Swap contracts	(101,884)	151,791
Foreign capital gains tax	65,941	(248,963)
Net change in unrealized appreciation (depreciation)	86,592,961	(37,148,124)
Net realized and unrealized gain (loss)	123,261,430	(12,982,885)
Net increase in net assets resulting from operations	$168,828,254	$98,759,977

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012(a)	Year Ended May 31, 2012	Year Ended May 31, 2011(b)(c)
Operations
Net investment income	$45,566,824	$111,742,862	$101,752,453
Net realized gain	36,668,469	24,165,239	114,391,303
Net change in unrealized appreciation (depreciation)	86,592,961	(37,148,124)	28,649,553
Net increase in net assets resulting from operations	168,828,254	98,759,977	244,793,309
Distributions to shareholders
Net investment income
Class A	(24,628,452)	(66,539,026)	(69,981,175)
Class B	(727,074)	(2,824,433)	(4,835,348)
Class C	(3,678,258)	(9,849,005)	(12,463,225)
Class K(d)	(3,520)	(11,357)	(32)
Class R	(2,410)	(1,222)	(129)
Class R5	(3,333)	(15,349)	(33)
Class W	(44)	(129)	(133)
Class Z	(16,713,389)	(38,835,078)	(49,909,500)
Total distributions to shareholders	(45,756,480)	(118,075,599)	(137,189,575)
Increase (decrease) in net assets from capital stock activity	199,890,800	623,615,952	(259,350,846)
Total increase (decrease) in net assets	322,962,574	604,300,330	(151,747,112)
Net assets at beginning of year	2,468,955,643	1,864,655,313	2,016,402,425
Net assets at end of year	$2,791,918,217	$2,468,955,643	$1,864,655,313
Undistributed net investment income	$5,510,922	$2,649,575	$4,632,213

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c) Class K and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012(a)		Year Ended May 31, 2012		Year Ended May 31, 2011(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	21,601,647	136,516,417	52,489,779	320,916,293	22,444,538	136,451,728
Fund merger	—	—	50,379,122	310,385,658	—	—
Distributions reinvested	3,438,283	21,696,932	8,155,920	49,568,948	7,415,133	44,784,581
Redemptions	(15,660,207)	(98,920,906)	(42,689,073)	(260,445,140)	(48,368,248)	(294,113,944)
Net increase (decrease)	9,379,723	59,292,443	68,335,748	420,425,759	(18,508,577)	(112,877,635)
Class B shares
Subscriptions	273,212	1,721,309	976,504	5,951,250	715,729	4,343,096
Fund merger	—	—	3,427,244	21,120,603	—	—
Distributions reinvested	89,638	565,140	327,055	1,984,880	423,625	2,552,887
Redemptions(d)	(1,680,285)	(10,576,032)	(5,644,122)	(34,428,362)	(6,851,911)	(41,582,909)
Net decrease	(1,317,435)	(8,289,583)	(913,319)	(5,371,629)	(5,712,557)	(34,686,926)
Class C shares
Subscriptions	5,053,632	31,881,610	10,704,507	65,378,318	4,802,590	29,231,386
Fund merger	—	—	3,538,608	21,808,409	—	—
Distributions reinvested	431,277	2,724,318	1,040,533	6,326,289	1,104,074	6,665,128
Redemptions	(2,692,272)	(16,999,819)	(7,096,976)	(43,274,133)	(9,369,474)	(56,956,485)
Net increase (decrease)	2,792,637	17,606,109	8,186,672	50,238,883	(3,462,810)	(21,059,971)
Class K shares(e)
Subscriptions	—	—	—	—	416	2,500
Fund merger	—	—	36,339	221,227	—	—
Distributions reinvested	543	3,378	1,778	10,674	—	—
Redemptions	(8,074)	(50,302)	(2,186)	(13,236)	—	—
Net increase (decrease)	(7,531)	(46,924)	35,931	218,665	416	2,500
Class R shares
Subscriptions	28,755	182,539	10,170	62,779	406	2,500
Fund merger	—	—	859	5,322	—	—
Distributions reinvested	343	2,181	111	686	—	—
Redemptions	(6,719)	(42,801)	(5)	(31)	—	—
Net increase	22,379	141,919	11,135	68,756	406	2,500
Class R5 shares
Subscriptions	—	—	—	—	416	2,500
Fund merger	—	—	45,399	276,592	—	—
Redemptions	(44,525)	(279,263)	—	—	—	—
Net increase (decrease)	(44,525)	(279,263)	45,399	276,592	416	2,500
Class W shares
Subscriptions	—	—	—	—	430	2,650
Redemptions	—	—	—	—	(24)	(151)
Net increase	—	—	—	—	406	2,499
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012(a)		Year Ended May 31, 2012		Year Ended May 31, 2011(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	31,757,630	198,575,251	56,110,241	339,467,116	20,596,037	124,112,385
Distributions reinvested	534,916	3,334,648	1,329,496	7,983,778	1,743,711	10,411,117
Redemptions	(11,302,670)	(70,443,800)	(31,284,926)	(189,691,968)	(37,504,048)	(225,259,815)
Net increase (decrease)	20,989,876	131,466,099	26,154,811	157,758,926	(15,164,300)	(90,736,313)
Total net increase (decrease)	31,815,124	199,890,800	101,856,377	623,615,952	(42,846,600)	(259,350,846)

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c) Class K and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(d) Includes conversions of Class B shares to Class A shares, if any.

(e) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,		Year Ended May 31,
Class A	2012(a)		2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.11		$6.16		$5.84		$5.40		$5.91		$6.01
Income from investment operations:
Net investment income	0.11		0.30		0.32		0.29		0.29		0.31
Net realized and unrealized gain (loss)	0.30		(0.04)		0.43		0.41		(0.41)		(0.05)
Total from investment operations	0.41		0.26		0.75		0.70		(0.12)		0.26
Less distributions to shareholders:
Net investment income	(0.11)		(0.31)		(0.43)		(0.26)		(0.38)		(0.36)
Tax return of capital	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.11)		(0.31)		(0.43)		(0.26)		(0.39)		(0.36)
Net asset value, end of period	$6.41		$6.11		$6.16		$5.84		$5.40		$5.91
Total return	6.72%		4.44%		13.21%		13.14%		(1.79%)		4.47%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.02	%(c)	1.03%		1.01%		0.99%		0.98%		0.95%
Net expenses after fees waived or expenses reimbursed(d)	1.02	%(c)(e)	1.02	%(e)	1.00	%(e)	0.99	%(e)	0.98	%(e)	0.95	%(e)
Net investment income	4.11	%(c)(e)	4.89	%(e)	5.22	%(e)	5.09	%(e)	5.46	%(e)	5.24	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,492,620		$1,365,605		$956,132		$1,013,941		$913,087		$865,282
Portfolio turnover	48	%(f)	83	%(f)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class B	2012(a)		2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.11		$6.16		$5.84		$5.40		$5.91		$6.00
Income from investment operations:
Net investment income	0.09		0.25		0.27		0.25		0.25		0.27
Net realized and unrealized gain (loss)	0.30		(0.03)		0.43		0.41		(0.41)		(0.05)
Total from investment operations	0.39		0.22		0.70		0.66		(0.16)		0.22
Less distributions to shareholders:
Net investment income	(0.09)		(0.27)		(0.38)		(0.22)		(0.34)		(0.31)
Tax return of capital	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.09)		(0.27)		(0.38)		(0.22)		(0.35)		(0.31)
Net asset value, end of period	$6.41		$6.11		$6.16		$5.84		$5.40		$5.91
Total return	6.39%		3.65%		12.37%		12.30%		(2.52%)		3.86%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.77	%(c)	1.78%		1.76%		1.74%		1.73%		1.70%
Net expenses after fees waived or expenses reimbursed(d)	1.77	%(c)(e)	1.77	%(e)	1.75	%(e)	1.74	%(e)	1.73	%(e)	1.70	%(e)
Net investment income	3.37	%(c)(e)	4.15	%(e)	4.47	%(e)	4.43	%(e)	4.71	%(e)	4.50	%(e)
Supplemental data
Net assets, end of period (in thousands)	$49,873		$55,594		$61,684		$91,784		$122,915		$169,001
Portfolio turnover	48	%(f)	83	%(f)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class C	2012(a)		2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.11		$6.17		$5.84		$5.41		$5.91		$6.01
Income from investment operations:
Net investment income	0.09		0.26		0.28		0.26		0.26		0.28
Net realized and unrealized gain (loss)	0.30		(0.04)		0.44		0.40		(0.41)		(0.06)
Total from investment operations	0.39		0.22		0.72		0.66		(0.15)		0.22
Less distributions to shareholders:
Net investment income	(0.09)		(0.28)		(0.39)		(0.23)		(0.34)		(0.32)
Tax return of capital	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.09)		(0.28)		(0.39)		(0.23)		(0.35)		(0.32)
Net asset value, end of period	$6.41		$6.11		$6.17		$5.84		$5.41		$5.91
Total return	6.45%		3.64%		12.72%		12.26%		(2.21%)		3.84%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.77	%(c)	1.78%		1.76%		1.74%		1.73%		1.70%
Net expenses after fees waived or expenses reimbursed(d)	1.62	%(c)(e)	1.62	%(e)	1.60	%(e)	1.59	%(e)	1.58	%(e)	1.55	%(e)
Net investment income	3.51	%(c)(e)	4.28	%(e)	4.62	%(e)	4.47	%(e)	4.85	%(e)	4.63	%(e)
Supplemental data
Net assets, end of period (in thousands)	$263,736		$234,351		$185,859		$196,319		$157,492		$130,420
Portfolio turnover	48	%(f)	83	%(f)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class K(c)	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.11		0.30		0.07
Net realized and unrealized gain (loss)	0.29		(0.03)		0.09
Total from investment operations	0.40		0.27		0.16
Less distributions to shareholders:
Net investment income	(0.11)		(0.32)		(0.08)
Total distributions to shareholders	(0.11)		(0.32)		(0.08)
Net asset value, end of period	$6.33		$6.04		$6.09
Total return	6.68%		4.59%		2.62%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.91	%(e)	0.90%		0.89	%(e)
Net expenses after fees waived or expenses reimbursed(f)	0.91	%(e)(g)	0.90	%(g)	0.89	%(e)(g)
Net investment income	4.22	%(e)(g)	5.00	%(g)	5.19	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$182		$219		$3
Portfolio turnover	48	%(h)	83	%(h)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(c)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class R	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.14		$6.19		$6.16
Income from investment operations:
Net investment income	0.10		0.27		0.22
Net realized and unrealized gain (loss)	0.30		(0.02)		0.13
Total from investment operations	0.40		0.25		0.35
Less distributions to shareholders:
Net investment income	(0.10)		(0.30)		(0.32)
Total distributions to shareholders	(0.10)		(0.30)		(0.32)
Net asset value, end of period	$6.44		$6.14		$6.19
Total return	6.58%		4.20%		5.86%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.27	%(d)	1.29%		1.36	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.27	%(d)(f)	1.27	%(f)	1.25	%(d)(f)
Net investment income	3.82	%(d)(f)	4.44	%(f)	5.31	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$218		$71		$3
Portfolio turnover	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class R5	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.12		0.32		0.08
Net realized and unrealized gain (loss)	0.29		(0.03)		0.08
Total from investment operations	0.41		0.29		0.16
Less distributions to shareholders:
Net investment income	(0.12)		(0.34)		(0.08)
Total distributions to shareholders	(0.12)		(0.34)		(0.08)
Net asset value, end of period	$6.33		$6.04		$6.09
Total return	6.79%		4.86%		2.68%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.66	%(d)	0.65%		0.63	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.66	%(d)(f)	0.65	%(f)	0.63	%(d)(f)
Net investment income	4.50	%(d)(f)	5.26	%(f)	5.45	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$8		$277		$3
Portfolio turnover	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class W	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.10		$6.16		$6.16
Income from investment operations:
Net investment income	0.11		0.30		0.21
Net realized and unrealized gain (loss)	0.31		(0.04)		0.12
Total from investment operations	0.42		0.26		0.33
Less distributions to shareholders:
Net investment income	(0.11)		(0.32)		(0.33)
Total distributions to shareholders	(0.11)		(0.32)		(0.33)
Net asset value, end of period	$6.41		$6.10		$6.16
Total return	6.90%		4.34%		5.53%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.00	%(d)	1.03%		0.89	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.00	%(d)(f)	1.02	%(f)	0.89	%(d)(f)
Net investment income	4.19	%(d)(f)	4.89	%(f)	5.10	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$2		$3
Portfolio turnover	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class Z	2012(a)		2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.04		$6.09		$5.78		$5.35		$5.85		$5.95
Income from investment operations:
Net investment income	0.11		0.31		0.33		0.31		0.30		0.32
Net realized and unrealized gain (loss)	0.29		(0.03)		0.42		0.39		(0.40)		(0.05)
Total from investment operations	0.40		0.28		0.75		0.70		(0.10)		0.27
Less distributions to shareholders:
Net investment income	(0.11)		(0.33)		(0.44)		(0.27)		(0.39)		(0.37)
Tax return of capital	—		—		—		—		(0.01)		—
Total distributions to shareholders	(0.11)		(0.33)		(0.44)		(0.27)		(0.40)		(0.37)
Net asset value, end of period	$6.33		$6.04		$6.09		$5.78		$5.35		$5.85
Total return	6.74%		4.75%		13.46%		13.36%		(1.38%)		4.77%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.77	%(c)	0.78%		0.76%		0.74%		0.73%		0.70%
Net expenses after fees waived or expenses reimbursed(d)	0.77	%(c)(e)	0.77	%(e)	0.75	%(e)	0.74	%(e)	0.73	%(e)	0.70	%(e)
Net investment income	4.37	%(c)(e)	5.13	%(e)	5.47	%(e)	5.35	%(e)	5.71	%(e)	5.47	%(e)
Supplemental data
Net assets, end of period (in thousands)	$985,278		$812,836		$660,970		$714,358		$704,118		$726,217
Portfolio turnover	48	%(f)	83	%(f)	128%		50%		43%		41%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 25% and 63% for the period ended October 31, 2012 and the year May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from May 31 to October 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the period ended October 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at May 31, 2012	—	—
Opened	900	569,129
Closed	(900)	(569,129)
Balance at October 31, 2012	—	—

Contracts and premiums associated with options contracts written for the year ended May 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at May 31, 2011	—	—
Opened	570	986,180
Expired	(570)	(986,180)
Balance at May 31, 2012	—	—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	364,675
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	16,356	*
Total		381,031
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	195,078
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	609,144
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	828,672	*
Total		1,632,894

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended October 31, 2012:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(75,133)	(75,133)
Foreign exchange contracts	2,709,501	—	—	—	2,709,501
Interest rate contracts	—	(1,791,152)	(451,960)	—	(2,243,112)
Total	2,709,501	(1,791,152)	(451,960)	(75,133)	391,256
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(101,884)	(101,884)
Foreign exchange contracts	(1,313,869)	—	—	—	(1,313,869)
Interest rate contracts	—	872,549	49,438	—	921,987
Total	(1,313,869)	872,549	49,438	(101,884)	(493,766)

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

The following table is a summary of the volume of derivative instruments for the period ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	122
Futures contracts	4,892
Options contracts	1,800
Swap contracts	—
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	—

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	2,533,616
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	688,914	*
Total		3,222,530
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on credit default swap contracts	93,194
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	1,464,216
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	2,373,779	*
Total		3,931,189

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(149,042)	(149,042)
Foreign exchange contracts	2,394,851	—	—	—	2,394,851
Interest rate contracts	—	(21,885,053)	1,367,495	—	(20,517,558)
Total	2,394,851	(21,885,053)	1,367,495	(149,042)	(18,271,749)
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	151,791	151,791
Foreign exchange contracts	(879,748)	—	—	—	(879,748)
Interest rate contracts	—	(1,725,754)	(49,438)	—	(1,775,192)
Total	(879,748)	(1,725,754)	(49,438)	151,791	(2,503,149)

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	274
Futures Contracts	15,829
Options Contracts	7,534
Swap Contracts	—
Derivative Instrument	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Buy Protection	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The annualized effective investment management fee rates for the period ended October 31, 2012 and for the year ended May 31, 2012 was 0.51% and 0.52%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended October 31, 2012 and for the year ended May 31, 2012 was 0.06% and 0.06%, respectively, of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended October 31, 2012 and for the year ended May 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended October 31, 2012	Year Ended May 31, 2012
Class A	0.16%	0.16%
Class B	0.16	0.17
Class C	0.16	0.16
Class K	0.05	0.03
Class R	0.16	0.17
Class R5	0.05	0.03
Class W	0.15	0.18
Class Z	0.16	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended October 31, 2012 and for the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $8,026 and $8,823, respectively.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the

Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, the Plans require the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee which was equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class W shares issued thereafter. The arrangement resulted in an annual rate of service fee for shares that was a blend between the 0.15% and 0.25% rates. For the period ended October 31, 2012 and the year ended May 31, 2012, the Fund's annualized effective service fee rate was 0.25% and 0.25%, respectively of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class W shares.

The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $787,126 for Class A, $11,682 for Class B and $7,631 for Class C shares for the period ended October 31, 2012 and $1,735,829 for Class A, $39,178 for Class B and $15,293 for Class C shares for the year ended May 31, 2012.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.04%
Class B	1.79
Class C	1.79
Class K	0.97
Class R	1.29
Class R5	0.72
Class W	1.04
Class Z	0.79

Prior to October 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.02%
Class B	1.77
Class C	1.77
Class K	0.97
Class R	1.27
Class R5	0.72
Class W	1.02
Class Z	0.77

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, capital loss carryforwards, foreign capital gains tax, foreign currency transactions, market discount/premium, paydown reclassifications and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,051,003
Accumulated net realized gain	(3,053,819)
Paid-in capital	2,816

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended October 31, 2012	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$45,756,480	$118,075,599	$137,189,575
Long-term capital gains	—	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,975,159
Undistributed accumulated long-term gain	7,555,669
Unrealized appreciation	170,161,251

At October 31, 2012, the cost of investments for federal income tax purposes was $2,975,643,772 and the aggregate

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$184,227,529
Unrealized depreciation	(13,301,370)
Net unrealized appreciation	$170,926,159

For the year ended October 31, 2012, $26,559,405 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,465,753,847 and $1,234,968,216, respectively, for the period ended October 31, 2012, of which $904,077,876 and $820,484,346, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended October 31, 2012 and for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $338,559,581 were on loan, secured by U.S. government and agency securities valued at $63,210,430 and by cash collateral of $283,165,330 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At May 31, 2012, securities valued at $427,484,121 were on loan, secured by U.S. government and agency securities valued at $46,519,634 and by cash collateral of $391,874,113 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In October 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 54.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended October 31, 2012 or the year ended May 31, 2012.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Strategic Income Allocation Fund, a series of RiverSource Strategic Allocation Series, Inc. The reorganization was completed after shareholders of RiverSource Strategic Income Allocation Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,863,662,877 and the combined net assets immediately after the acquisition were $2,217,480,688.

The merger was accomplished by a tax-free exchange of 35,698,301 shares of RiverSource Strategic Income Allocation

Fund valued at $353,817,811 (including $21,440,497 of unrealized appreciation).

In exchange for RiverSource Strategic Income Allocation Fund shares, the Fund issued the following number of shares:

Shares
Class A	50,379,122
Class B	3,427,244
Class C	3,538,608
Class R	859
Class K	36,339
Class R5	45,399

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Strategic Income Allocation Fund's cost of investments was carried forward

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Strategic Income Allocation Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on June 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended May 31, 2012 would have been approximately $111.5 million, $24.3 million, $(37.4) million and $98.3 million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Annual Report 2012

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2012

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012

Columbia Strategic Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$7,933,452

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012

Columbia Strategic Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012

Columbia Strategic Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012

Columbia Strategic Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Strategic Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the twelfth, eighty-second and thirty-third percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are both ranked in the third quintiles against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012

Columbia Strategic Income Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012

Columbia Strategic Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

Columbia Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1036 E (12/12)

Annual Report

October 31, 2012

Columbia California Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia California Tax-Exempt Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia California Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia California Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia California Tax-Exempt Fund (the Fund) Class A shares returned 12.63% excluding sales charges for the 12-month period that ended October 31, 2012.

>  The Fund outperformed its benchmarks, the broader Barclays Municipal Bond Index and the Barclays California Municipal Bond Index, which returned 9.03% and 10.34%, respectively, for the period, as well as the average return of the Funds in its peer group, the Lipper California Municipal Debt Funds Classification, which returned 12.41% for the same 12 months.

>  The Fund's credit-quality and interest-rate positioning aided performance, as did issue selection in certain sectors.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	06/16/86
Excluding sales charges		12.63	6.11	5.26
Including sales charges		7.25	5.07	4.75
Class B	08/04/92
Excluding sales charges		11.78	5.32	4.48
Including sales charges		6.78	4.99	4.48
Class C	08/01/97
Excluding sales charges		12.12	5.63	4.79
Including sales charges		11.12	5.63	4.79
Class Z*	09/19/05	13.05	6.38	5.45
Barclays Municipal Bond Index		9.03	6.02	5.24
Barclays California Municipal Bond Index		10.34	6.10	5.39
Lipper California Municipal Debt Funds Classification		12.41	5.34	4.67

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays California Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Lipper California Municipal Debt Funds Classification is a calculation of average total returns of mutual funds that limit assets to those securities exempt from taxation in the state of California.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia California Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2012, the Fund's Class A shares returned 12.63% excluding sales charges, beating the broader Barclays Municipal Bond Index and the Barclays California Municipal Bond Index, which returned 9.03% and 10.34%, respectively. The Fund also edged out the 12.41% average return of its peer group, the Lipper California Municipal Debt Funds Classification. Overweights in longer-maturity, more interest-rate sensitive issues and higher-yielding, lower-quality investment-grade bonds helped relative performance. Positive security selection also aided results.

Municipal Bonds Rally as Yields Fall

Market conditions were favorable for municipal bonds over the 12-month period. Although the sovereign debt problems in Europe created global economic uncertainty, the U.S. economic outlook improved, with modest gains in employment, manufacturing and housing by period end. State tax collections rose, while budgets remained in check. Nationwide, strong investor demand for tax-exempt securities helped drive municipal bond yields down and prices up across all maturities. With interest rates declining and near all-time lows, investors sought the higher yields offered by bonds with maturities of 15 or more years and lower quality issues (with credit ratings of A or lower). Both market segments outperformed shorter-term and higher quality bonds by a sizable margin. Top performing sectors included industrial development/pollution control revenue, hospitals and leasing, all of which posted returns of 10% or more.

Gains from Long Maturity and Lower Credit Quality Bias

The Fund was well positioned to take advantage of the trends in force during the period, with an above-average sensitivity to interest rate changes and an overweight in longer-term bonds, whose yields declined the most across the maturity spectrum. In addition, long-term bond prices gained from a confluence of strong demand and decreased supply, which occurred as many issuers retired older, longer-maturity debt with higher interest costs and reFunded with new lower-rate, intermediate-maturity securities. An overweight in lower-quality investment-grade issues, notably hospital bonds, gave an additional boost as credit spreads — the difference between yields on high- and low-quality bonds — tightened. Strong security selection in the housing, education and industrial development/pollution control revenue sectors also helped. By contrast, issue selection in the water-and-sewer and hospital segments detracted from results, as did a small cash position.

Shifts in Sector Weights and Credit Exposure

To bolster total return, we increased the Fund's stake in higher-yielding, lower-quality investment-grade securities and trimmed exposure to higher quality issues. Additions included state-appropriated, special tax and BBB rated hospital debt. However, we reduced the Fund's investment in BBB-rated Commonwealth of Puerto Rico bonds because of mounting concerns about the issuer's fiscal health. We also lowered the weight in education and state general obligation (G.O.) bonds. The Fund maintained its sizable stake, however, in redevelopment agency (RDA) bonds even after a recent cost-saving measure eliminated the agencies. To prevent RDA bondholders from being harmed, the state set up successor agencies (SAs) tasked with ensuring timely interest and principal payments. Due to a lack of clarity about how the SAs would work, credit ratings agency Moody's downgraded all investment grade tax allocation municipal

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2012)
AAA rating	2.0
AA rating	18.2
A rating	46.9
BBB rating	21.7
Non-investment grade	3.5
Not rated	7.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

bonds in the state to Ba1 in mid-June. We held on to the position, however, believing that strong security selection within the RDAs held in the Fund will benefit once the uncertainty dissipates.

Looking Ahead

Going forward, we will be monitoring closely what happens with the automatic federal spending cuts and tax increases scheduled for January 1, 2013. An increase in the tax rates for high-income earners, for example, would boost demand for municipal bonds, while potential elimination of the sector's tax-exempt status would pressure returns. As long as we expect credit spreads to tighten and short-term interest rates to remain low, the Fund will likely maintain a longer-maturity and lower quality bias within the investment-grade universe.

At period end, California — which has one of the highest tax rates nationwide — carried a low credit rating (A1), due in part to its high debt levels and tax revenue shortfalls. On the upside, voters recently passed Proposition 30, which temporarily raises both the personal income tax rate for higher-income filers and the sales tax, and Proposition 39, which requires multi-state businesses to calculate their California income tax liability based on the percentage of their sales in the state. Both measures should bolster future tax revenues, in turn aiding the credit outlook for state general obligation bonds. Given the ongoing possibility of more credit downgrades, however, we will rely heavily on the proprietary credit research of Columbia's in-house research team to guide security selection.

Annual Report 2012
5

Columbia California Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.30	1,021.22	4.01	3.96	0.78
Class B	1,000.00	1,000.00	1,043.30	1,017.44	7.86	7.76	1.53
Class C	1,000.00	1,000.00	1,044.90	1,018.95	6.32	6.24	1.23
Class Z	1,000.00	1,000.00	1,049.90	1,022.47	2.73	2.69	0.53

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia California Tax-Exempt Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 94.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.0%
City of Los Angeles Department of Airports Revenue Bonds Series 2009A 05/15/34	5.000%	1,000,000	1,121,720
County of Orange Airport Revenue Bonds Series 2009A 07/01/39	5.250%	2,500,000	2,831,025
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	3,000,000	3,420,150
County of Sacramento Airport System(a) Revenue Bonds Senior Series 2008B (AGM) AMT 07/01/39	5.250%	1,000,000	1,082,250
San Diego County Regional Airport Authority Refunding Revenue Bonds Series 2005 (AMBAC) AMT(a) 07/01/20	5.250%	750,000	904,095
San Francisco City & County Airports Commission(a) Refunding Revenue Bonds 2nd Series 2008-34E (AGM) AMT 05/01/25	5.750%	1,500,000	1,726,605
2nd Series 2011F AMT 05/01/29	5.000%	5,210,000	5,829,052
Total			16,914,897
Disposal 0.4%
California Pollution Control Financing Authority Refunding Revenue Bonds Waste Management Series 2002A AMT(a) 01/01/22	5.000%	2,000,000	2,198,560
Higher Education 4.6%
California Educational Facilities Authority Revenue Bonds California College of the Arts Series 2005 06/01/26	5.000%	1,000,000	1,026,750
06/01/35	5.000%	1,500,000	1,529,775
California Lutheran University Series 2008 10/01/21	5.250%	665,000	741,349
10/01/38	5.750%	3,000,000	3,220,140
Chapman University Series 2011 04/01/31	5.000%	4,375,000	4,924,412
Loyola Marymount University Series 2010A 10/01/40	5.125%	1,250,000	1,372,988

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Scripps College Series 2001 08/01/31	5.000%	1,500,000	1,502,505
Woodbury University Series 2006 01/01/25	5.000%	1,830,000	1,863,324
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/28	5.800%	2,000,000	2,199,220
Emerson College Series 2011 01/01/42	6.000%	1,250,000	1,479,175
California State University Revenue Bonds Systemwide Series 2009A 11/01/40	6.000%	2,000,000	2,355,820
California Statewide Communities Development Authority Revenue Bonds San Francisco Art Institute Series 2002(b) 04/01/32	7.375%	1,750,000	1,775,042
University of California Revenue Bonds Series 2008D 05/15/27	5.000%	1,500,000	1,702,605
Total			25,693,105
Hospital 14.3%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Sharp Healthcare Series 2012A 08/01/27	5.000%	900,000	1,027,557
California Health Facilities Financing Authority Refunding Revenue Bonds Cedars Sinai Medical Center Series 2005 11/15/34	5.000%	4,025,000	4,363,462
Revenue Bonds Adventist Health System West Series 2009A 09/01/39	5.750%	7,000,000	8,073,590
Catholic Healthcare Series 2011A 03/01/41	5.250%	3,000,000	3,346,650
Catholic Healthcare West Series 2009A 07/01/39	6.000%	1,000,000	1,182,650
Series 2009E 07/01/25	5.625%	1,125,000	1,303,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cedars Sinai Medical Center Series 2009 08/15/39	5.000%	8,150,000	8,882,603
Children's Hospital Series 2011A 11/01/41	5.250%	5,000,000	5,564,400
Kaiser Permanente Series 2006A 04/01/39	5.250%	3,350,000	3,564,902
Providence Health & Services Series 2008C 10/01/28	6.250%	500,000	595,545
Scripps Health Series 2010A 11/15/36	5.000%	750,000	825,045
St. Joseph Health System Series 2009A 07/01/29	5.500%	1,500,000	1,751,625
Sutter Health Series 2008A 08/15/30	5.000%	2,500,000	2,738,725
Series 2011B 08/15/31	5.875%	1,815,000	2,190,360
Unrefunded Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	1,470,000	1,749,609
California Municipal Finance Authority Certificate of Participation Community Hospital of Central California Series 2007 02/01/37	5.250%	2,500,000	2,586,275
Revenue Bonds Community Hospitals of Central California Series 2009 02/01/39	5.500%	4,000,000	4,264,840
California Statewide Communities Development Authority Revenue Bonds Catholic Healthcare West Series 2008B 07/01/30	5.500%	1,950,000	2,186,906
John Muir Health Series 2006A 08/15/32	5.000%	3,000,000	3,298,890
Series 2009 07/01/39	5.125%	500,000	539,280
Kaiser Permanente Series 2006B 03/01/45	5.250%	1,000,000	1,061,350
Series 2012A 04/01/42	5.000%	2,500,000	2,768,950
Sutter Health Series 2011A 08/15/42	6.000%	2,000,000	2,403,120
Various Kaiser Series 2001C 08/01/31	5.250%	1,100,000	1,229,030

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Marysville Revenue Bonds Fremont-Rideout Health Series 2011 01/01/42	5.250%	4,000,000	4,356,840
City of Newport Beach Revenue Bonds Hoag Memorial Presbyterian Hospital Series 2011 12/01/40	6.000%	1,000,000	1,232,480
City of Torrance Revenue Bonds Torrance Memorial Medical Center Series 2010A 09/01/30	5.000%	3,000,000	3,292,920
Palomar Pomerado Health Certificate of Participation Series 2009 11/01/39	6.750%	350,000	395,273
Sierra View Local Health Care District Revenue Bonds Series 2007 07/01/37	5.250%	3,500,000	3,627,050
Total			80,403,588
Investor Owned 0.9%
City of Chula Vista Revenue Bonds San Diego Gas & Electric Co. Series 2004D 01/01/34	5.875%	1,000,000	1,179,730
City of Chula Vista(a) Revenue Bonds San Diego Gas & Electric Co. Series 2005D AMT 12/01/27	5.000%	3,500,000	3,906,070
Total			5,085,800
Joint Power Authority 0.4%
California Infrastructure & Economic Development Bank Revenue Bonds California Independent System Operator Series 2009A 02/01/39	6.250%	2,000,000	2,188,800
Local Appropriation 3.0%
Anaheim Public Financing Authority Subordinated Revenue Bonds Public Improvements Project Series 1997C (AGM) 09/01/14	6.000%	2,000,000	2,187,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Modesto Certificate of Participation Community Center Refinancing Project Series 1993A (AMBAC) 11/01/23	5.000%	2,235,000	2,315,415
County of San Joaquin Certificate of Participation Capital Facilities Project Series 1993 (NPFGC) 11/15/13	5.500%	620,000	628,079
Los Angeles Municipal Improvement Corp. Revenue Bonds Capital Equipment Series 2008A 09/01/24	5.000%	1,000,000	1,104,370
Series 2008B
09/01/38	5.000%	3,000,000	3,215,820
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/31	5.500%	1,500,000	1,698,375
San Mateo County Board of Education Refunding Certificate of Participation Series 2009 06/01/35	5.250%	2,000,000	2,255,500
Victor Elementary School District Certificate of Participation School Construction Refinancing Series 1996 (NPFGC) 05/01/18	6.450%	3,035,000	3,272,792
Total			16,677,931
Local General Obligation 5.9%
Central Valley Schools Financing Authority Refunding Revenue Bonds School District General Obligation Bond Program Series 1998A (NPFGC) 02/01/18	6.450%	855,000	937,781
Culver City School Facilities Financing Authority Revenue Bonds Culver City United School District Series 2005 (AGM) 08/01/26	5.500%	1,750,000	2,344,107
East Side Union High School District Unlimited General Obligation Refunding Bonds Series 2003B (NPFGC) 08/01/26	5.250%	2,010,000	2,451,979
Grossmont Healthcare District Unlimited General Obligation Bonds 2006 Election Series 2011B 07/15/34	6.000%	2,000,000	2,458,320

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson Union High School District Unlimited General Obligation Refunding Bonds Series 2000A (NPFGC) 08/01/25	6.450%	1,000,000	1,309,310
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009 08/01/33	5.000%	3,340,000	3,797,747
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009D 01/01/34	5.000%	750,000	849,443
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(c) 08/01/32	0.000%	5,440,000	1,780,131
Menifee Union School District Unlimited General Obligation Bonds Election of 2008 Series 2008A 08/01/33	5.500%	3,125,000	3,497,844
New Haven Unified School District Unlimited General Obligation Refunding Bonds Series 2002 (AGM) 08/01/17	12.000%	1,565,000	2,348,987
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2012A 08/01/22	5.000%	750,000	833,543
08/01/32	5.500%	2,500,000	2,785,175
Rocklin Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1995C (NPFGC)(c) 07/01/20	0.000%	3,460,000	2,731,047
San Bernardino Community College District Unlimited General Obligation Bonds Election of 2002 Series 2008A 08/01/33	6.250%	1,000,000	1,197,860
San Marino Unified School District Unlimited General Obligation Bonds Series 1998B 06/01/23	5.000%	1,000,000	1,263,170
Simi Valley Unified School District Refunding Certificate of Participation Capital Improvement Projects Series 1998 (AMBAC) 08/01/22	5.250%	925,000	1,029,386

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2012 08/01/32	5.000%	1,650,000	1,860,144
Total			33,475,974
Multi-Family 2.5%
California Housing Finance Agency Revenue Bonds Multifamily Housing III Series 1999A AMT(a) 02/01/36	5.375%	2,280,000	2,281,824
California Statewide Communities Development Authority Refunding Revenue Bonds Quail Ridge Apartments Senior Series 2002E-1 07/01/32	5.375%	2,000,000	1,693,200
University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,554,375
Series 2012 05/15/31	5.125%	2,000,000	2,181,000
Revenue Bonds CHF-Irvine LLC-UCI East Campus Series 2008 05/15/17	5.000%	1,600,000	1,816,192
University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	1,500,000	1,620,720
Munimae TE Bond Subsidiary LLC Series 2004A-2 AMT(a)(b)(d) 06/29/49	4.900%	2,000,000	1,819,960
Total			13,967,271
Municipal Power 4.6%
Anaheim Public Financing Authority Revenue Bonds Anaheim Electric Systems Distribution Series 2009 10/01/25	5.000%	1,000,000	1,151,020
California State Department of Water Resources Revenue Bonds Series 2010M 05/01/15	5.000%	4,500,000	5,006,070
City of Redding Certificate of Participation Series 2008A (AGM) 06/01/27	5.000%	865,000	965,556
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/28	5.000%	1,325,000	1,489,817

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,730,000	3,073,106
Series 2012A 08/01/30	5.000%	1,000,000	1,090,140
Imperial Irrigation District Refunding Revenue Bonds System Series 2011A 11/01/31	6.250%	1,000,000	1,242,090
Los Angeles Department of Water & Power Revenue Bonds Power System Subordinated Series 2008A-1 07/01/38	5.250%	1,750,000	2,040,973
Modesto Irrigation District Certificate of Participation Series 2004B 07/01/35	5.500%	2,000,000	2,186,680
Puerto Rico Electric Power Authority Revenue Bonds Series 2008WW(e) 07/01/28	5.000%	1,500,000	1,534,050
Sacramento Municipal Utility District Revenue Bonds Series 1997K (AMBAC) 07/01/24	5.250%	2,220,000	2,760,637
Southern California Public Power Authority Revenue Bonds Milford Wind Corridor Project Series 2010-1 07/01/30	5.000%	500,000	578,340
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/29	5.000%	2,500,000	2,561,150
Total			25,679,629
Other Bond Issue 1.1%
California Infrastructure & Economic Development Bank Revenue Bonds Series 2008 02/01/33	5.250%	3,000,000	3,257,130
02/01/38	5.250%	3,050,000	3,270,515
Total			6,527,645
Ports 1.0%
Port Commission of the City & County of San Francisco Revenue Bonds Series 2010A 03/01/40	5.125%	5,000,000	5,517,850
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prep School 0.3%
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	1,430,000	1,475,889
Prepaid Gas 0.2%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/34	7.000%	1,000,000	1,455,220
Refunded/Escrowed 3.0%
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	30,000	39,421
City of Pomona Refunding Revenue Bonds Series 1990B Escrowed to Maturity (GNMA/FHLMC) 08/01/23	7.500%	900,000	1,198,125
City of Redding Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)(f) 07/01/22	12.132%	435,000	642,016
County of Riverside Revenue Bonds Series 1989A Escrowed to Maturity (GNMA) AMT(a) 05/01/21	7.800%	2,500,000	3,590,950
Los Angeles Harbor Department Revenue Bonds Series 1988 Escrowed to Maturity 10/01/18	7.600%	530,000	642,471
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(c) 01/01/20	0.000%	12,000,000	10,750,560
Total			16,863,543
Resource Recovery 0.9%
California Municipal Finance Authority(a)(b) Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/15	3.950%	2,100,000	2,101,428
12/01/32	7.500%	2,885,000	3,058,215
Total			5,159,643

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 1.6%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/31	6.000%	2,200,000	2,531,628
Revenue Bonds Odd Fellows Home of California Series 2012A 04/01/42	5.000%	1,000,000	1,088,920
California Health Facilities Financing Authority Revenue Bonds Insured Episcopal Home Series 2010B 02/01/32	6.000%	2,000,000	2,260,180
California Statewide Communities Development Authority Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	1,500,000	1,638,645
Eskaton Properties, Inc. Series 2012 11/15/34	5.250%	1,250,000	1,331,275
Total			8,850,648
Single Family 0.6%
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	735,000	766,686
Series 2006K AMT 08/01/26	4.625%	2,500,000	2,435,100
02/01/42	5.500%	370,000	383,102
Total			3,584,888
Special Non Property Tax 1.0%
Riverside County Transportation Commission Revenue Bonds Limited Tax Series 2010A 06/01/32	5.000%	5,000,000	5,659,150
Special Property Tax 17.4%
Anaheim Community Facilities District No. 06-2 Special Tax Bonds Stadium Lofts Series 2007 09/01/37	5.000%	1,000,000	987,320
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A 08/01/29	7.500%	1,845,000	2,002,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southeast Bakersfield Series 2009B 08/01/29	7.250%	860,000	946,482
Carson Redevelopment Agency Tax Allocation Bonds Housing Series 2010A 10/01/30	5.000%	4,999,999	5,284,100
Cerritos Public Financing Authority Tax Allocation Bonds Los Coyotes Redevelopment Project Loan Series 1993A (AMBAC) 11/01/23	6.500%	2,000,000	2,357,400
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/30	5.000%	2,500,000	2,604,350
09/01/38	5.000%	625,000	634,669
City of Carson Special Assessment Bonds District No. 92-1 Series 1992 09/02/22	7.375%	105,000	105,718
City of Palo Alto Refunding & Improvement Special Assessment Bonds Limited Obligation-University Ave. Series 2012 09/02/29	5.000%	800,000	883,664
City of Redwood Special Tax Bonds Community Facilities District 1 Series 2003B 09/01/28	5.950%	750,000	758,558
City of Yucaipa Refunding Special Tax Bonds Community Facilities District No. 98-1 Series 2011 09/01/30	5.375%	1,500,000	1,633,485
Eastern Municipal Water District Special Tax Bonds District No. 2004-27 Cottonwood Series 2006 09/01/27	5.000%	190,000	194,148
09/01/36	5.000%	480,000	483,960
Elk Grove Unified School District Refunding Special Tax Bonds Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/24	6.500%	3,000,000	3,680,580

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Elk Grove Unified School District(c) Refunding Special Tax Bonds Capital Appreciation-Community Facilities No. 1 Series 1995 (AMBAC) 12/01/18	0.000%	2,720,000	2,008,774
Folsom Redevelopment Agency Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009 08/01/29	5.125%	1,000,000	1,065,910
08/01/36	5.500%	1,000,000	1,072,610
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/23	5.250%	2,100,000	2,323,272
Lammersville School District Community Facilities District No. 2002 Special Tax Bonds Mountain House Series 2006 09/01/35	5.125%	1,000,000	1,003,900
Lancaster Financing Authority Subordinated Tax Allocation Bonds No. 5 & 6 Redevelopment Projects Series 2003 (NPFGC) 02/01/17	5.125%	1,270,000	1,328,788
Long Beach Bond Finance Authority Tax Allocation Bonds Series 2006C (AMBAC) 08/01/31	5.500%	3,250,000	3,373,532
Los Angeles Community Redevelopment Agency Tax Allocation Bonds Hollywood Redevelopment Project Series 1998C (NPFGC) 07/01/18	5.375%	1,665,000	1,844,870
Los Angeles County Public Works Financing Authority Refunding Revenue Bonds Senior Lien Series 1996A (AGM) 10/01/18	5.500%	1,780,000	2,020,247
Mountain View Shoreline Regional Park Community Tax Allocation Bonds Series 2011A 08/01/35	5.625%	1,300,000	1,448,486
08/01/40	5.750%	2,000,000	2,235,760
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	1,500,000	1,509,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oakland Redevelopment Agency Refunding Senior Tax Allocation Bonds Central District Redevelopment Series 1992 (AMBAC) 02/01/14	5.500%	3,040,000	3,127,491
Oceanside Community Facilities District Special Tax Bonds Ocean Ranch Corp. Series 2004 09/01/34	5.875%	1,000,000	1,011,400
Orange County Community Facilities District Special Tax Bonds Ladera Ranch Series 2004A 08/15/34	5.625%	850,000	857,761
Orange Unified School District Community Facilities District No. 2005-2 Special Tax Bonds Del Rio School Facilities Series 2007 09/01/37	5.000%	1,000,000	987,320
Palmdale Civic Authority Refunding Revenue Bonds Redevelopment Project No. 1 Series 2009A 07/01/27	6.000%	4,780,000	5,484,811
Pittsburg Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Series 1999 (AMBAC)(c) 08/01/24	0.000%	2,100,000	1,152,354
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/31	5.000%	1,370,000	1,478,093
09/01/33	5.000%	1,000,000	1,073,850
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC) 09/01/34	5.000%	3,200,000	3,260,256
Riverside Public Financing Authority Unrefunded Revenue Bonds Multiple Loans Series 1991A 02/01/18	8.000%	15,000	15,136
San Diego Redevelopment Agency Tax Allocation Bonds Capital Appreciation Series 2001 (AGM)(c) 09/01/20	0.000%	3,630,000	2,831,436

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay North Redevelopment Series 2009C 08/01/29	6.000%	1,035,000	1,180,614
08/01/39	6.500%	2,625,000	3,050,092
Mission Bay South Redevelopment Series 2009D 08/01/29	6.375%	1,000,000	1,108,640
Redevelopment Projects Series 2009B 08/01/32	6.500%	500,000	577,100
Series 2011B 08/01/26	6.125%	500,000	595,455
08/01/41	6.625%	1,600,000	1,882,688
San Francisco Redevelopment Projects Series 2009B 08/01/28	6.125%	1,010,000	1,163,348
Series 2011B 08/01/31	6.250%	2,600,000	3,047,330
Santa Monica Redevelopment Agency Tax Allocation Bonds Earthquake Recovery Redevelopment Series 2011 07/01/36	5.875%	1,250,000	1,483,575
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/31	7.000%	1,000,000	1,224,730
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/30	5.000%	1,270,000	1,373,416
09/01/31	5.000%	1,365,000	1,472,698
09/01/33	5.000%	1,000,000	1,073,850
Temecula Redevelopment Agency Tax Allocation Bonds Housing Redevelopment Project No. 1 Series 2011A 08/01/31	6.750%	1,000,000	1,217,780
08/01/39	7.000%	2,100,000	2,548,980
Union City Community Redevelopment Agency Tax Allocation Bonds Sub Lien- Community Redevelopment Project Series 2011 12/01/12	3.000%	1,000,000	1,001,596
Subordinated Lien-Community Redevelopment Project Series 2011 12/01/33	6.875%	1,500,000	1,837,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	2,905,000	3,213,947
Yorba Linda Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Redevelopment Project Series 2011A 09/01/26	6.000%	1,000,000	1,192,970
09/01/32	6.500%	2,000,000	2,388,600
Total			97,706,565
State Appropriated 6.4%
California State Public Works Board Refunding Revenue Bonds Department of Corrections State Prisons Series 1993A (AMBAC) 12/01/19	5.000%	6,000,000	6,648,180
Revenue Bonds Department of Mental Health Coalinga Series 2004A-A 06/01/19	5.500%	1,500,000	1,604,550
Judicial Council Projects Series 2011D 12/01/31	5.000%	5,100,000	5,678,136
State University Projects Series 2011B 10/01/31	5.000%	1,200,000	1,344,132
Various Capital Projects Series 2011A 10/01/31	5.125%	5,000,000	5,605,350
Series 2012A 04/01/32	5.000%	5,000,000	5,558,950
Subordinated Series 2009I-1 11/01/29	6.125%	5,000,000	6,150,100
Subordinated Series 2010A-1 03/01/35	6.000%	2,750,000	3,261,472
Total			35,850,870
State General Obligation 16.9%
State of California Unlimited General Obligation Bonds Series 2003 02/01/20	5.250%	1,250,000	1,543,500
Series 2003 (AMBAC) 02/01/27	5.000%	1,140,000	1,423,187
Series 2004 02/01/22	5.000%	1,000,000	1,055,140
Series 2006 10/01/36	4.500%	2,500,000	2,569,475
Series 2008 08/01/34	5.000%	3,000,000	3,338,040
Series 2010 11/01/29	5.200%	1,000,000	1,170,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose Series 2003 11/01/24	5.125%	2,000,000	2,082,880
Series 2005 03/01/32	5.000%	1,000,000	1,073,470
Series 2007 12/01/28	5.000%	1,000,000	1,131,760
12/01/31	5.000%	3,500,000	3,904,145
12/01/32	5.000%	5,000,000	5,538,900
Series 2009 04/01/25	5.625%	500,000	594,220
10/01/29	5.000%	4,500,000	5,106,375
04/01/31	5.750%	2,750,000	3,258,860
04/01/35	6.000%	4,000,000	4,822,520
04/01/38	6.000%	10,500,000	12,617,745
11/01/39	5.500%	4,965,000	5,702,948
Series 2010 03/01/24	5.250%	1,000,000	1,184,050
03/01/30	5.250%	1,000,000	1,162,080
03/01/33	6.000%	4,000,000	4,959,840
03/01/40	5.500%	4,800,000	5,540,064
Unlimited General Obligation Refunding Bonds Series 2005 05/01/29	4.625%	2,000,000	2,074,780
Series 2012 02/01/38	5.000%	5,000,000	5,558,800
Various Purpose Series 2008 04/01/33	5.125%	3,500,000	3,896,970
04/01/38	5.000%	12,110,000	13,324,996
Unrefunded Unlimited General Obligation Bonds Series 2000 05/01/26	5.625%	160,000	160,624
Series 2004 04/01/29	5.300%	2,000	2,103
Total			94,798,112
Turnpike/Bridge/Toll Road 2.1%
Bay Area Toll Authority Revenue Bonds San Francisco Bay Area Series 2008F1 04/01/47	5.125%	2,500,000	2,824,875
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999 01/15/40	5.750%	5,500,000	5,502,310
Revenue Bonds Senior Lien Series 1995A (NPFGC) 01/01/35	5.000%	2,000,000	1,999,820
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	1,700,000	1,687,301
Total			12,014,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 2.5%
City of Big Bear Lake Water Refunding Revenue Bonds Series 1996 (NPFGC) 04/01/15	6.000%	1,040,000	1,091,324
City of Lodi Certificate of Participation Series 2007A (AGM) 10/01/37	5.000%	1,250,000	1,347,450
Eastern Municipal Water District Certificate of Participation Series 2008H 07/01/33	5.000%	1,000,000	1,105,120
Manteca Financing Authority Revenue Bonds Series 2003B (NPFGC) 12/01/33	5.000%	430,000	439,740
Rowland Water District Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	2,235,000	2,584,308
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,724,940
05/15/39	5.250%	3,000,000	3,424,800
San Diego Public Facilities Financing Authority Revenue Bonds Series 2009B 08/01/34	5.375%	2,000,000	2,349,600
Total			14,067,282
Total Municipal Bonds (Cost: $473,099,983)			531,817,166

Floating Rate Notes 2.1%

Variable Rate Demand Notes 2.1%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Hebrew Home Aged Disabled VRDN Series 2005 (Wells Fargo Bank)(f)(g) 11/15/35	0.150%	1,475,000	1,475,000
Antelope Valley-East Kern Water Agency Certificate of Participation VRDN Series 2008A-2 (Wells Fargo Bank)(f)(g) 06/01/37	0.180%	3,000,000	3,000,000

Floating Rate Notes (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority Revenue Bonds Adventist Health System West VRDN Series 2009B (U.S. Bank)(f)(g) 09/01/38	0.170%	5,000,000	5,000,000
California Pollution Control Financing Authority Refunding Revenue Bonds Pacific Gas & Electric Co. VRDN Series 1996C (JP Morgan Chase Bank)(f)(g) 11/01/26	0.220%	2,500,000	2,500,000
Total			11,975,000
Total Floating Rate Notes (Cost: $11,975,000)			11,975,000

Municipal Short Term 0.9%

Local Appropriation 0.9%
California School Cash Reserve Program Authority Revenue Notes Series 2012U 12/31/12	2.000%	5,000,000	5,012,750
Total Municipal Short Term (Cost: $5,012,279)			5,012,750

Money Market Funds 1.2%

	Shares	Value ($)
Dreyfus General California Municipal Money Market Fund, 0.000%(h)	2,211,911	2,211,911
JPMorgan Tax Free Money Market Fund, 0.000%(h)	4,308,023	4,308,023
Total Money Market Funds (Cost: $6,519,934)		6,519,934
Total Investments (Cost: $496,607,196)		555,324,850
Other Assets & Liabilities, Net		6,822,335
Total Net Assets		562,147,185

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2012 was $8,754,645, representing 1.56% of net assets. Information concerning such security holdings at October 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/15 3.950%	12/22/11	2,100,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32 7.500%	12/22/11	2,885,000
California Statewide Communities Development Authority Revenue Bonds San Francisco Art Institute Series 2002 04/01/32 7.375%	07/05/02	1,750,000
Munimae TE Bond Subsidiary LLC Series 2004A-2 AMT 06/29/49 4.900%	10/15/04	2,000,000

(c)  Zero coupon bond.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $1,819,960 or 0.32% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2012, the value of these securities amounted to $1,534,050 or 0.27% of net assets.

(f)  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(g)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(h)  The rate shown is the seven-day current annualized yield at October 31, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	531,817,166	—	531,817,166
Total Bonds	—	531,817,166	—	531,817,166
Short-Term Securities
Floating Rate Notes	—	11,975,000	—	11,975,000
Municipal Short Term	—	5,012,750	—	5,012,750
Total Short-Term Securities	—	16,987,750	—	16,987,750
Other
Money Market Funds	6,519,934	—	—	6,519,934
Total Other	6,519,934	—	—	6,519,934
Total	6,519,934	548,804,916	—	555,324,850

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia California Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
(identified cost $496,607,196)	$555,324,850
Receivable for:
Investments sold	1,595,088
Capital shares sold	1,385,389
Interest	6,881,797
Expense reimbursement due from Investment Manager	5,510
Prepaid expenses	7,093
Trustees' deferred compensation plan	49,895
Total assets	565,249,622
Liabilities
Payable for:
Capital shares purchased	946,358
Dividend distributions to shareholders	1,815,335
Investment management fees	30,243
Distribution and service fees	19,247
Transfer agent fees	100,047
Administration fees	5,153
Compensation of board members	25,089
Chief compliance officer expenses	161
Other expenses	110,909
Trustees' deferred compensation plan	49,895
Total liabilities	3,102,437
Net assets applicable to outstanding capital stock	$562,147,185
Represented by
Paid-in capital	$503,539,056
Undistributed net investment income	90,371
Accumulated net realized loss	(199,896)
Unrealized appreciation (depreciation) on:
Investments	58,717,654
Total — representing net assets applicable to outstanding capital stock	$562,147,185

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia California Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$430,657,228
Shares outstanding	53,878,515
Net asset value per share	$7.99
Maximum offering price per share(a)	$8.39
Class B
Net assets	$1,455,768
Shares outstanding	182,135
Net asset value per share	$7.99
Class C
Net assets	$45,680,258
Shares outstanding	5,713,860
Net asset value per share	$7.99
Class Z
Net assets	$84,353,931
Shares outstanding	10,550,057
Net asset value per share	$8.00

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia California Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends	$1,033
Interest	26,091,807
Total income	26,092,840
Expenses:
Investment management fees	2,174,124
Distribution fees
Class B	13,961
Class C	316,512
Service fees
Class A	1,061,446
Class B	4,654
Class C	105,548
Transfer agent fees
Class A	495,531
Class B	2,186
Class C	49,943
Class Z	94,051
Administration fees	369,822
Compensation of board members	32,331
Custodian fees	9,161
Printing and postage fees	31,055
Registration fees	42,067
Professional fees	51,681
Chief compliance officer expenses	204
Total expenses	4,854,277
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(441,438)
Fees waived by Distributor — Class C	(126,525)
Expense reductions	(800)
Total net expenses	4,285,514
Net investment income	21,807,326
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,296,555
Net realized gain	2,296,555
Net change in unrealized appreciation (depreciation) on:
Investments	41,126,087
Net change in unrealized appreciation (depreciation)	41,126,087
Net realized and unrealized gain	43,422,642
Net increase in net assets resulting from operations	$65,229,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia California Tax-Exempt Fund

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Operations
Net investment income	$21,807,326	$18,027,959
Net realized gain	2,296,555	875,625
Net change in unrealized appreciation (depreciation)	41,126,087	(3,925,815)
Net increase in net assets resulting from operations	65,229,968	14,977,769
Distributions to shareholders
Net investment income
Class A	(16,846,780)	(13,137,447)
Class B	(59,769)	(64,464)
Class C	(1,480,827)	(1,260,024)
Class Z	(3,417,858)	(3,601,746)
Net realized gains
Class A	—	(4,568,049)
Class B	—	(32,807)
Class C	—	(571,585)
Class Z	—	(1,657,571)
Total distributions to shareholders	(21,805,234)	(24,893,693)
Increase (decrease) in net assets from capital stock activity	(6,354,597)	146,724,185
Total increase in net assets	37,070,137	136,808,261
Net assets at beginning of year	525,077,048	388,268,787
Net assets at end of year	$562,147,185	$525,077,048
Undistributed net investment income	$90,371	$88,279

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia California Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,499,638	27,061,115	1,774,807	12,875,405
Fund merger	—	—	25,092,629	179,929,484
Distributions reinvested	1,535,440	11,955,391	1,493,775	10,669,224
Redemptions	(6,376,320)	(49,402,686)	(7,099,287)	(50,748,811)
Net increase (decrease)	(1,341,242)	(10,386,180)	21,261,924	152,725,302
Class B shares
Subscriptions	3,011	23,390	16,002	115,287
Fund merger	—	—	218,017	1,562,262
Distributions reinvested	6,146	47,801	8,201	58,471
Redemptions(a)	(96,661)	(756,737)	(246,679)	(1,770,621)
Net decrease	(87,504)	(685,546)	(4,459)	(34,601)
Class C shares
Subscriptions	1,162,896	9,019,211	729,676	5,240,068
Fund merger	—	—	1,427,288	10,231,939
Distributions reinvested	81,998	639,123	77,748	554,405
Redemptions	(820,922)	(6,316,408)	(1,141,948)	(8,086,535)
Net increase	423,972	3,341,926	1,092,764	7,939,877
Class Z shares
Subscriptions	1,687,077	13,109,221	1,491,393	10,704,560
Distributions reinvested	33,737	263,937	83,244	587,566
Redemptions	(1,543,794)	(11,997,955)	(3,570,650)	(25,198,519)
Net increase (decrease)	177,020	1,375,203	(1,996,013)	(13,906,393)
Total net increase (decrease)	(827,754)	(6,354,597)	20,354,216	146,724,185

(a) Includes conversions of Class B to Class A, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia California Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.38		$7.64		$7.30		$6.71		$7.55
Income from investment operations:
Net investment income	0.31		0.31		0.32		0.31		0.30
Net realized and unrealized gain (loss)	0.61		(0.12)		0.36		0.59		(0.79)
Total from investment operations	0.92		0.19		0.68		0.90		(0.49)
Less distributions to shareholders:
Net investment income	(0.31)		(0.31)		(0.32)		(0.30)		(0.31)
Net realized gains	—		(0.14)		(0.02)		(0.01)		(0.04)
Total distributions to shareholders	(0.31)		(0.45)		(0.34)		(0.31)		(0.35)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$7.99		$7.38		$7.64		$7.30		$6.71
Total return	12.63%		2.84%		9.52%		13.76%		(6.80%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.86%		0.92%		0.87%		0.86%		0.85%
Net expenses after fees waived or expenses reimbursed(c)	0.78	%(d)	0.81	%(d)	0.84	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	3.97	%(d)	4.30	%(d)	4.25	%(d)	4.38	%(d)	4.14	%(d)
Supplemental data
Net assets, end of period (in thousands)	$430,657		$407,479		$259,552		$265,594		$263,220
Portfolio turnover	14%		28%		12%		14%		12%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.38		$7.64		$7.30		$6.71		$7.55
Income from investment operations:
Net investment income	0.25		0.25		0.26		0.26		0.25
Net realized and unrealized gain (loss)	0.61		(0.12)		0.36		0.59		(0.80)
Total from investment operations	0.86		0.13		0.62		0.85		(0.55)
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.26)		(0.25)		(0.25)
Net realized gains	—		(0.14)		(0.02)		(0.01)		(0.04)
Total distributions to shareholders	(0.25)		(0.39)		(0.28)		(0.26)		(0.29)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$7.99		$7.38		$7.64		$7.30		$6.71
Total return	11.78%		2.06%		8.71%		12.92%		(7.49%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.61%		1.68%		1.62%		1.61%		1.60%
Net expenses after fees waived or expenses reimbursed(c)	1.53	%(d)	1.58	%(d)	1.59	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	3.22	%(d)	3.53	%(d)	3.52	%(d)	3.65	%(d)	3.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,456		$1,989		$2,095		$5,377		$9,740
Portfolio turnover	14%		28%		12%		14%		12%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.38		$7.64		$7.30		$6.71		$7.55
Income from investment operations:
Net investment income	0.27		0.28		0.28		0.28		0.27
Net realized and unrealized gain (loss)	0.61		(0.13)		0.37		0.59		(0.80)
Total from investment operations	0.88		0.15		0.65		0.87		(0.53)
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)		(0.29)		(0.27)		(0.27)
Net realized gains	—		(0.14)		(0.02)		(0.01)		(0.04)
Total distributions to shareholders	(0.27)		(0.41)		(0.31)		(0.28)		(0.31)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$7.99		$7.38		$7.64		$7.30		$6.71
Total return	12.12%		2.37%		9.03%		13.25%		(7.22%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.61%		1.69%		1.62%		1.61%		1.60%
Net expenses after fees waived or expenses reimbursed(c)	1.23	%(d)	1.27	%(d)	1.29	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	3.52	%(d)	3.86	%(d)	3.79	%(d)	3.91	%(d)	3.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$45,680		$39,040		$32,080		$28,928		$21,899
Portfolio turnover	14%		28%		12%		14%		12%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.38		$7.64		$7.30		$6.71		$7.55
Income from investment operations:
Net investment income	0.33		0.33		0.33		0.32		0.32
Net realized and unrealized gain (loss)	0.62		(0.13)		0.37		0.60		(0.80)
Total from investment operations	0.95		0.20		0.70		0.92		(0.48)
Less distributions to shareholders:
Net investment income	(0.33)		(0.32)		(0.34)		(0.32)		(0.32)
Net realized gains	—		(0.14)		(0.02)		(0.01)		(0.04)
Total distributions to shareholders	(0.33)		(0.46)		(0.36)		(0.33)		(0.36)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$8.00		$7.38		$7.64		$7.30		$6.71
Total return	13.05%		3.05%		9.78%		14.03%		(6.57%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.61%		0.70%		0.63%		0.62%		0.61%
Net expenses after fees waived or expenses reimbursed(c)	0.53	%(d)	0.59	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)
Net investment income	4.22	%(d)	4.57	%(d)	4.49	%(d)	4.61	%(d)	4.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$84,354		$76,568		$94,541		$107,246		$107,591
Portfolio turnover	14%		28%		12%		14%		12%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia California Tax-Exempt Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Annual Report 2012
28

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended October 31, 2012 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time.

Annual Report 2012
29

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class Z	0.12

In connection with the acquisition of Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund (see Note 8), the Fund assumed the assets and obligations of Seligman Municipal High-Yield Fund and Seligman California Municipal Quality Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund's total potential future obligation over the life of the Guaranty is $77,350. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $39,953 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $800.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $273,778 for Class A, $2,692 for Class B and $3,580 for Class C shares for the year ended October 31, 2012.

Annual Report 2012
30

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and /or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, market discount/premium, tax straddles and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Tax exempt income	$21,740,939	$18,108,130
Ordinary income	64,295	202,635
Long-term capital gains	—	6,582,928
Total	$21,805,234	$24,893,693

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,968,327
Undistributed accumulated long-term capital gains	331,653
Unrealized appreciation	58,195,482

At October 31, 2012, the cost of investments for federal income tax purposes was $497,062,225 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$59,357,131
Unrealized depreciation	(1,094,506)
Net unrealized appreciation	$58,262,625

For the year ended October 31, 2012, $1,773,937 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2012
31

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $73,889,762 and $94,248,015, respectively, for the year ended October 31, 2012.

Note 6. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 25.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 8. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund. The acquisitions were completed after shareholders of the acquired funds approved the plan on February 15, 2011.

The aggregate net assets of the Fund immediately before the acquisitions were $332,108,133 and the combined net assets immediately after the acquisition were $523,831,818.

The acquistitions were accomplished by a tax-free exchange of 27,173,603 shares of RiverSource California Tax-Exempt Fund valued at $131,803,028 (including unrealized depreciation of $1,951,895); 4,558,463 shares of Seligman California Municipal High-Yield Fund valued at $28,374,254 (including unrealized depreciation of $309,020) and 5,050,016 shares of Seligman California Municipal Quality Fund valued at $31,546,403 (including unrealized appreciation of $335,251).

In exchange for shares of RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund shares, the Fund issued the following number of shares:

	RiverSource California Tax-Exempt Fund	Seligman California Municipal High-Yield Fund	Seligman California Municipal Quality Fund
Class A	17,755,478	3,261,658	4,075,493
Class B	218,017	—	—
Class C	408,374	693,938	324,976

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund's cost of investments were carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource California Tax-Exempt Fund, Seligman California Municipal High-Yield Fund and Seligman California Municipal Quality Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on November 1, 2010, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011, would have been approximately $23.2 million, $0.3 million, $(15.0) million and $8.5 million, respectively.

Annual Report 2012
32

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
33

Columbia California Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
34

Columbia California Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Capital Gain Dividend	$348,236
Exempt-Interest Dividends	99.70%

Capital Gain Dividend — The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends — The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2012
35

Columbia California Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
36

Columbia California Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
37

Columbia California Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
38

Columbia California Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia California Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
39

Columbia California Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the twenty-eighth, sixty-ninth and fourteenth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
40

Columbia California Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the second and third quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
41

Columbia California Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
42

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Annual Report 2012
44

Columbia California Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia California Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1006 D (12/12)

Annual Report

October 31, 2012

Columbia International Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia International Bond Fund

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia International Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia International Bond Fund

Performance Overview

Performance Summary

>  Columbia International Bond Fund (the Fund) Class A shares returned 5.70% excluding sales charges for the five-month period that ended October 31, 2012.

>  The Fund outperformed its primary benchmark, the Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged (Citigroup Non-U.S. WGBI — Unhedged) which returned 3.36% for the same period.

>  The Fund underperformed its secondary benchmark, a composite established by the Investment Manager, described below, which returned 6.58% for the reporting period.

>  Currency positioning and exposure to emerging markets debt contributed positively to the Fund's relative results, while country allocation overall and an underweighted position in the euro detracted.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	5 Months cumulative	1 Year	Life
Class A	12/01/08
Excluding sales charges		5.70	3.89	6.37
Including sales charges		0.69	-1.04	5.05
Class C	12/01/08
Excluding sales charges		5.37	3.15	5.56
Including sales charges		4.37	2.15	5.56
Class I*	09/27/10	5.82	4.18	6.52
Class W*	06/18/12	5.66	3.52	5.84
Class Z	12/01/08	5.81	4.15	6.63
Citigroup Non-U.S. WGBI — Unhedged		3.36	1.55	6.60
Blended Benchmark		6.58	3.40	8.51

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged (Citigroup Non-U.S. WGBI — Unhedged) is calculated on a market-weighted basis and includes investment-grade, fixed-rate bonds, issued by governments outside of the United States (currently, 21 countries), with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million.

The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the Citigroup World Government Bond (excluding the U.S. and Japan) Index (the Citigroup WGBI — ex U.S./Japan), a 20% weighting in the Citigroup Japan Government Bond Index (the Citigroup Japan GBI) and a 20% weighting in the JPMorgan Government Bond Index — Emerging Markets Global Diversified Composite (the JPM GBI EM — Global Diversified). The Citigroup WGBI — ex U.S./Japan has the same calculation and inclusion criteria as the Fund's primary benchmark, the Citigroup Non-U.S. WGBI — Unhedged, while excluding issues from the United States and also Japan. The Citigroup Japan GBI is a market-weighted index based on Yen-denominated debt instruments issued by the government of Japan. The JPM GBI — EM Global Diversified tracks total returns for emerging markets local-currency denominated fixed income instruments.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia International Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (December 1, 2008 – October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia International Bond Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia International Bond Fund has approved the change of the Fund's fiscal year end from May 31 to October 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period from November 1, 2012 through April 30, 2013.

At October 31, approximately 71% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia International Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia International Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the five-month period that ended October 31, 2012, the Fund's Class A shares returned 5.70% excluding sales charges. The Fund outperformed its primary benchmark, the Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged (Citigroup Non-U.S. WGBI — Unhedged), which returned 3.36% for the same period. The Fund underperformed its secondary benchmark, which returned 6.58% for the reporting period. The Fund's secondary benchmark, which is a blended benchmark established by Columbia that was added effective July 1, 2012 because it is representative of the Fund's investment approach, consists 60% of the Citigroup World Government Bond (excluding the U.S. and Japan) Index, 20% of the Citigroup Japan Government Bond Index and 20% of the JPMorgan Government Bond Index — Emerging Markets Global Diversified Composite. Currency positioning and exposure to emerging markets debt contributed positively to the Fund's relative results, while country allocation overall and an underweighted position in the euro detracted.

Global Economy in Long Slog Back to Normalcy

Global economic activity seemed to have stabilized toward the end of the reporting period after its mid-year slowdown, but signs of a broad-based reacceleration in global activity remained limited. Indeed, the muddle-along, sluggish global economic growth scenario, in our view, remained very much intact. Highly accommodative monetary policies by several major central banks helped support economic activity and contain downside risk, but the underlying trajectory of global economic growth was still modest given lingering structural problems and the need for further deleveraging, especially in the key developed countries.

International Bond Market Returns Were Solid

The reporting period was characterized by deceleration in global economic growth, ongoing European sovereign debt drama and uncertainty regarding the U.S. presidential election and looming fiscal cliff, which we believe could push the U.S. economy back into recession if left fully or largely unaddressed. Despite these catalysts of volatility, international bonds, and risk assets broadly, performed surprisingly well during the five months ended October 31, 2012. International government bonds, emerging market debt and high yield corporate bonds each generated solid positive returns. This apparent disconnect was, in our view, fairly strong evidence that much of the liquidity being created by central banks was still having its greatest impact on financial assets rather than on any real economic activity or on prices of goods and services.

Portfolio Management

Nicholas Pifer, CFA

C. Michael Ng, CFA

Country Breakdown (%) (at October 31, 2012)
Argentina	0.4
Australia	4.6
Austria	0.4
Belgium	0.1
Brazil	0.6
Bulgaria	0.1
Canada	9.0
China	0.1
Colombia	0.9
Denmark	0.2
Dominican Republic	0.3
Finland	0.3
France	10.7
Germany	11.3
Hungary	0.1
Indonesia	2.1
Japan	10.2
Kazakhstan	0.4
Lithuania	0.2
Mexico	6.4
Netherlands	4.8
New Zealand	1.0
Norway	6.4
Panama	0.1
Peru	0.6
Philippines	0.2
Poland	4.9
Russian Federation	2.5
South Africa	2.3
Supra-National	3.3
Sweden	4.4
Turkey	0.7
Ukraine	0.1
United Kingdom	8.9
United States(a)	0.3
Uruguay	0.3
Venezuela	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in money market funds.

Annual Report 2012
4

Columbia International Bond Fund

Manager Discussion of Fund Performance (continued)

Effective Currency Positioning Overall and Emerging Markets Debt Exposure Offset by Underweight to Euro

During the reporting period, the Fund's currency positioning overall and exposure to emerging markets debt produced favorable results. However, given our concern about a long list of challenges that still lie ahead for Europe, the Fund was rather conservatively structured with an underweight in the euro and no exposure to the government bond markets of Italy, Spain and Ireland. Hence, the Fund missed out on the strong rallies in the euro and the peripheral Eurozone government bond markets that took place during this timeframe.

Looking Ahead

In our view, few developed countries have the room to ease fiscal policy and most still need to bring larger-than-normal budget deficits and government debt-to-GDP (Gross Domestic Product) ratios under control. As a result, we believe monetary policy remained, at the end of the reporting period, the only game in town as far as supporting demand goes. Thus, we expect the emphasis on activist central bank policy to continue in the major G10 countries until the structural impediments restraining economic growth finally fall by the wayside, allowing economic activity to accelerate to the point where inflation becomes a more pressing medium-term concern than it is now.

Over the next year or so, we see the U.K. and Eurozone economies stagnating, as austerity efforts restrain business and consumer confidence. We currently see the Japanese economy stagnating as well. The post-tsunami rebound in Japan has been disappointing in both its scope and duration, and recent data suggests the country is flirting with recession again. In contrast, we, at present, see the U.S. economy expanding in the 2.0% range. We also see the emerging market economies expanding at a trend-like pace, albeit with more country-by-country variability perhaps than seen in the past few years. All told, we see the global economy expanding at a below-trend pace of 3.0% to 3.5% in the year ahead. Given our sluggish economic growth outlook, we do not currently expect inflation to be a significant risk for markets this year or next.

From a currency perspective, we expect the U.S. dollar to move broadly sideways in the year ahead. With the U.S. Federal Reserve Board likely to keep short-term interest rates exceptionally low through at least mid-2015, a U.S. dollar-supportive interest rate environment appears a long way off. Still, the U.S. dollar was already cheap by historical standards at the end of October 2012, especially against the major currencies, and monetary policy remained highly accommodative in other major economies. Occasional bouts of U.S. dollar strength during periods of "risk off" behavior remain likely, in our view, as along as the world remains stuck in the current muddled global economic environment.

While the proposed bond-buying plan dubbed Outright Monetary Transactions (OMT) from the European Central Bank (ECB), announced in September 2012, is not a quantitative easing program in the strict sense, as any bond purchases will be fully sterilized, the plan could have a powerful portfolio balancing effect as riskier assets, such as Spanish government bonds, are taken out of investors' hands and replaced with very low risk assets, such as ECB bills. (Here, the ECB sterilizing of its bond purchases means that it will offset any effects they might have on the Eurozone's money supply.) Since the OMT seems to be a "game changer" and investment flows and supply/demand factors were overwhelming international bond fundamentals at the end of the reporting period, we intend to seek to use any market weakness to add risk assets to the Fund.

As always, we continue to monitor the international government bond markets for changing conditions and to adjust the Fund's country, currency, duration and yield curve positioning in an effort to seek an attractive balance between risk and potential return.

Quality Breakdown (%) (at October 31, 2012)
AAA rating	57.1
AA rating	13.0
A rating	11.5
BBB rating	13.7
Non-investment grade	4.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
5

Columbia International Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.90		1,019.66	5.62		5.60	1.10
Class C	1,000.00	1,000.00	1,023.20		1,015.88	9.43		9.40	1.85
Class I	1,000.00	1,000.00	1,028.30		1,021.17	4.09		4.08	0.80
Class W	1,000.00	1,000.00	1,042.70	*	1,019.66	4.12	*	5.60	1.10 *
Class Z	1,000.00	1,000.00	1,028.20		1,020.92	4.35		4.33	0.85

*For the period June 18, 2012 through October 31, 2012. Class W shares commenced operations on June 18, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2014, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.74 % for Class I. Any amounts waived will not be reimbursed by the Fund. This change was effective October 1, 2012. If this change had been in place for the entire six month period ended October 31, 2012, the actual expenses paid would have been $3.78 for Class I; the hypothetical expenses paid would have been $3.77 for Class I.

Annual Report 2012
6

Columbia International Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 3.3%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Supra-National 3.2%
Asian Development Bank Senior Unsecured 06/21/27	2.350%	JPY	50,000,000	717,443
Eurofima Senior Unsecured 10/21/19	4.375%	EUR	100,000	151,098
European Investment Bank Senior Unsecured 06/20/17	1.400%	JPY	49,000,000	644,037
Nordic Investment Bank Senior Unsecured 04/27/17	1.700%	JPY	50,000,000	674,888
Total				2,187,466
Ukraine 0.1%
MHP SA(b) 04/29/15	10.250%		100,000	102,750
Total Corporate Bonds & Notes (Cost: $1,876,483)				2,290,216
Inflation-Indexed Bonds(a) 0.2%
Uruguay 0.2%
Uruguay Government International Bond 04/05/27	4.250%	UYU	1,971,044	116,049
Total Inflation-Indexed Bonds (Cost: $112,346)				116,049
Foreign Government Obligations(a) 93.2%
Argentina 0.4%
Argentina Boden Bonds Senior Unsecured 10/03/15	7.000%		100,000	83,000
Argentina Bonar Bonds Senior Unsecured 04/17/17	7.000%		220,000	162,800
Argentina Republic Government International Bond Senior Unsecured 12/31/33	8.280%		54,022	37,005
Total				282,805
Australia 4.4%
Australia Government Bond Senior Unsecured 04/21/23	5.500%	AUD	160,000	200,922

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Treasury Corp. of Victoria 11/15/18	5.500%	AUD	1,500,000	1,733,497
Local Government Guaranteed 11/15/16	5.750%	AUD	220,000	250,711
06/15/20	6.000%	AUD	720,000	867,458
Total				3,052,588
Austria 0.4%
Austria Government Bond Senior Unsecured(b) 09/15/17	4.300%	EUR	170,000	256,561
Belgium 0.1%
Belgium Government Bond 03/28/15	3.500%	EUR	75,000	104,492
Brazil 0.6%
Brazilian Government International Bond 01/20/34	8.250%		70,000	114,800
Senior Unsecured 02/03/15	7.375%	EUR	30,000	44,503
03/07/15	7.875%		50,000	58,300
Petrobras International Finance Co. 01/27/21	5.375%		150,000	169,624
Total				387,227
Bulgaria 0.1%
Bulgaria Government International Bond Senior Unsecured 01/15/15	8.250%		60,000	68,940
Canada 8.7%
Canadian Government Bond 08/01/14	2.250%	CAD	1,600,000	1,634,683
06/01/22	2.750%	CAD	300,000	326,057
Province of Ontario 06/02/19	4.400%	CAD	2,800,000	3,173,455
Province of Quebec 12/01/17	4.500%	CAD	700,000	786,243
Senior Unsecured 04/29/19	5.000%	EUR	50,000	78,994
Total				5,999,432
China 0.1%
China Government International Bond Senior Unsecured 10/29/13	4.750%		50,000	51,838
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Colombia 0.8%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		200,000	229,700
05/21/24	8.125%		50,000	74,875
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		45,000	58,275
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	340,000,000	209,650
Total				572,500
Denmark 0.2%
Denmark Government Bond 11/15/13	5.000%	DKK	695,000	127,065
Dominican Republic 0.3%
Dominican Republic International Bond Senior Unsecured(b) 05/06/21	7.500%		150,000	175,686
Finland 0.3%
Finland Government Bond Senior Unsecured 07/04/15	4.250%	EUR	145,000	208,105
France 10.4%
France Government Bond OAT 04/25/17	3.750%	EUR	350,000	511,493
10/25/18	4.250%	EUR	770,000	1,167,501
04/25/19	4.250%	EUR	228,000	346,671
10/25/20	2.500%	EUR	1,810,000	2,463,097
04/25/29	5.500%	EUR	420,000	733,556
French Treasury Note BTAN 02/25/16	2.250%	EUR	1,400,000	1,919,904
Total				7,142,222
Germany 10.9%
Bundesobligation 04/08/16	2.750%	EUR	700,000	986,449
Bundesrepublik Deutschland 07/04/17	4.250%	EUR	555,000	846,259
01/04/19	3.750%	EUR	1,010,000	1,543,376
07/04/21	3.250%	EUR	1,600,000	2,412,684
07/04/28	4.750%	EUR	700,000	1,237,246
07/04/42	3.250%	EUR	300,000	469,021
Total				7,495,035

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Hungary 0.1%
Hungary Government International Bond Senior Unsecured 07/18/16	3.500%	EUR	40,000	49,693
Indonesia 2.0%
Indonesia Government International Bond Senior Unsecured 04/20/15	7.250%		38,000	42,940
Indonesia Government International Bond(b) Senior Unsecured 04/20/15	7.250%		80,000	90,400
Indonesia Treasury Bond Senior Unsecured 07/15/17	10.000%	IDR	3,800,000,000	469,526
09/15/25	11.000%	IDR	1,330,000,000	197,691
Majapahit Holding BV(b) 08/07/19	8.000%		450,000	571,500
Total				1,372,057
Japan 9.9%
Japan Government 10-Year Bond Senior Unsecured 09/20/18	1.500%	JPY	5,900,000	79,172
12/20/18	1.400%	JPY	105,000,000	1,403,315
06/20/20	1.100%	JPY	150,500,000	1,969,348
Japan Government 20-Year Bond Senior Unsecured 12/20/22	1.400%	JPY	70,000,000	929,388
09/20/23	1.900%	JPY	29,000,000	401,703
06/20/25	1.900%	JPY	50,000,000	687,311
09/20/29	2.100%	JPY	80,000,000	1,090,894
Japan Government 30-Year Bond Senior Unsecured 09/20/40	2.000%	JPY	20,000,000	255,199
Total				6,816,330
Kazakhstan 0.4%
KazMunayGas National Co.(b) 05/05/20	7.000%		200,000	246,049
Lithuania 0.2%
Lithuania Government International Bond Senior Unsecured(b) 03/09/21	6.125%		120,000	144,145
Mexico 6.3%
Comision Federal de Electricidad Senior Unsecured(b) 05/26/21	4.875%		200,000	224,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexican Bonos 12/13/18	8.500%	MXN	1,120,500	995,893
06/11/20	8.000%	MXN	830,000	734,569
05/31/29	8.500%	MXN	1,900,000	1,800,402
Mexico Government International Bond Senior Unsecured 01/15/17	5.625%		90,000	105,210
01/11/40	6.050%		40,000	53,100
Pemex Project Funding Master Trust 01/21/21	5.500%		300,000	350,250
02/24/25	5.500%	EUR	20,000	29,293
Total				4,293,217
Netherlands 4.7%
Netherlands Government Bond(b) 07/15/16	4.000%	EUR	240,000	351,205
07/15/18	4.000%	EUR	1,300,000	1,966,506
07/15/20	3.500%	EUR	600,000	896,303
Total				3,214,014
New Zealand 1.0%
New Zealand Government Bond Senior Unsecured 04/15/13	6.500%	NZD	55,000	46,048
12/15/17	6.000%	NZD	500,000	473,049
05/15/21	6.000%	NZD	150,000	147,820
Total				666,917
Norway 6.2%
Eksportfinans ASA 03/20/14	1.600%	JPY	65,000,000	781,423
Norway Government Bond 05/15/13	6.500%	NOK	2,000,000	359,406
05/15/15	5.000%	NOK	2,300,000	438,433
05/19/17	4.250%	NOK	5,240,000	1,026,971
05/22/19	4.500%	NOK	8,000,000	1,642,433
Total				4,248,666
Panama 0.1%
Panama Government International Bond Senior Unsecured 01/26/36	6.700%		65,000	92,527
Peru 0.6%
Peruvian Government International Bond Senior Unsecured 07/21/25	7.350%		200,000	291,000
11/21/33	8.750%		27,000	47,250
03/14/37	6.550%		45,000	65,925
Total				404,175

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Philippines 0.2%
Philippine Government International Bond Senior Unsecured 03/17/15	8.875%		105,000	123,585
Poland 4.7%
Poland Government Bond 10/24/15	6.250%	PLN	1,600,000	533,225
10/25/19	5.500%	PLN	7,900,000	2,656,304
Poland Government International Bond Senior Unsecured 10/19/15	5.000%		50,000	55,575
Total				3,245,104
Russian Federation 2.5%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		200,000	245,026
03/07/22	6.510%		400,000	471,000
Gazprom OAO Via Gazprom International SA Senior Unsecured 02/01/20	7.201%		12,795	14,331
Russian Foreign Bond - Eurobond(b) Senior Unsecured 03/10/18	7.850%	RUB	15,000,000	512,067
04/29/20	5.000%		100,000	116,150
03/31/30	7.500%		155,000	196,277
Russian Foreign Bond - Eurobond Senior Unsecured 03/31/30	7.500%		110,050	139,356
Total				1,694,207
South Africa 2.2%
South Africa Government Bond Senior Unsecured 01/15/20	7.250%	ZAR	11,000,000	1,324,014
South Africa Government International Bond 05/16/13	5.250%	EUR	50,000	66,266
Senior Unsecured 03/08/41	6.250%		120,000	153,420
Total				1,543,700
Sweden 4.2%
Sweden Government Bond 08/12/17	3.750%	SEK	17,080,000	2,899,240

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey 0.7%
Turkey Government International Bond Senior Unsecured 03/30/21	5.625%		250,000	290,625
02/05/25	7.375%		140,000	183,050
Total				473,675
United Kingdom 8.6%
Network Rail Infrastructure Finance PLC Government Guaranteed 12/09/30	4.375%	GBP	60,000	116,593
United Kingdom Gilt 03/07/19	4.500%	GBP	1,540,000	3,003,978
09/07/20	3.750%	GBP	450,000	852,660
09/07/21	3.750%	GBP	430,000	815,526
03/07/25	5.000%	GBP	253,000	538,609
03/07/36	4.250%	GBP	300,000	593,014
Total				5,920,380
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%		40,000	62,000

Foreign Government Obligations(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venezuela 0.8%
Petroleos de Venezuela SA 11/02/17	8.500%	500,000	448,750
Venezuela Government International Bond Senior Unsecured 08/23/22	12.750%	84,000	90,090
Total			538,840
Total Foreign Government Obligations (Cost: $60,903,418)			63,973,017
Money Market Funds 0.3%
		Shares	Value
Columbia Short-Term Cash Fund, 0.149%(c)(d)		198,636	198,636
Total Money Market Funds (Cost: $198,636)			198,636
Total Investments (Cost: $63,090,883)			66,577,918
Other Assets & Liabilities, Net			2,029,691
Net Assets			68,607,609

Futures Contracts Outstanding at October 31, 2012

At October 31, 2012, cash of $6,850 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(6)	(1,321,969)	January 2013	460	—
U.S. Treasury Note, 10-year	(5)	(665,156)	December 2012	—	(1,922)
Total				460	(1,922)

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley & Co	November 29, 2012	157,989 (USD)	900,000 (SEK)	—	(22,413)
State Street Brokerage	December 4, 2012	500,000 (EUR)	646,425 (USD)	—	(1,841)
Standard Chartered Bank	December 5, 2012	1,374,840 (USD)	2,800,000 (BRL)	—	(2,548)
JP Morgan Chase Bank	December 5, 2012	2,000,000 (PLN)	618,965 (USD)	—	(4,989)
Total				—	(31,791)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $6,775,775 or 9.88% of net assets.

(c)  The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	5,731,982	(5,533,346)	—	198,636	—	653	198,636

Abbreviation Legend

PIK  Payment-in-Kind

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

USD  US Dollar

UYU  Uruguay Pesos

ZAR  South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	2,290,216	—	2,290,216
Inflation-Indexed Bonds	—	116,049	—	116,049
Foreign Government Obligations	—	63,973,017	—	63,973,017
Total Bonds	—	66,379,282	—	66,379,282
Other
Money Market Funds	198,636	—	—	198,636
Total Other	198,636	—	—	198,636
Investments in Securities	198,636	66,379,282	—	66,577,918
Derivatives
Assets
Futures Contracts	460	—	—	460
Liabilities
Futures Contracts	(1,922)	—	—	(1,922)
Forward Foreign Currency Exchange Contracts	—	(31,791)	—	(31,791)
Total	197,174	66,347,491	—	66,544,665

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia International Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $62,892,247)	$66,379,282
Affiliated issuers (identified cost $198,636)	198,636
Total investments (identified cost $63,090,883)	66,577,918
Cash	3,691
Foreign currency (identified cost $1,251,610)	1,259,064
Margin deposits on futures contracts	6,850
Receivable for:
Investments sold	8,466
Capital shares sold	120,460
Dividends	31
Interest	762,893
Reclaims	3,708
Expense reimbursement due from Investment Manager	15,766
Prepaid expenses	792
Trustees' deferred compensation plan	7,469
Total assets	68,767,108
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	31,791
Payable for:
Capital shares purchased	69,714
Variation margin on futures contracts	2,078
Investment management fees	5,327
Distribution and service fees	248
Transfer agent fees	3,640
Administration fees	748
Compensation of board members	265
Chief compliance officer expenses	18
Other expenses	38,201
Trustees' deferred compensation plan	7,469
Total liabilities	159,499
Net assets applicable to outstanding capital stock	$68,607,609
Represented by
Paid-in capital	$65,376,629
Undistributed net investment income	239,434
Accumulated net realized loss	(475,326)
Unrealized appreciation (depreciation) on:
Investments	3,487,035
Foreign currency translations	13,090
Forward foreign currency exchange contracts	(31,791)
Futures contracts	(1,462)
Total — representing net assets applicable to outstanding capital stock	$68,607,609

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia International Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A
Net assets	$2,074,316
Shares outstanding	178,522
Net asset value per share	$11.62
Maximum offering price per share(a)	$12.20
Class C
Net assets	$229,932
Shares outstanding	19,813
Net asset value per share	$11.61
Class I
Net assets	$46,021,842
Shares outstanding	3,961,686
Net asset value per share	$11.62
Class W
Net assets	$4,421,283
Shares outstanding	380,502
Net asset value per share	$11.62
Class Z
Net assets	$15,860,236
Shares outstanding	1,365,385
Net asset value per share	$11.62

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia International Bond Fund

Statement of Operations

	Period Ended October 31, 2012(a)(b)	Year Ended May 31, 2012
Net investment income
Income:
Dividends — affiliated issuers	$653	$1,246
Interest	857,759	2,009,798
Foreign taxes withheld	(3,444)	(3,856)
Total income	854,968	2,007,188
Expenses:
Investment management fees	158,035	336,309
Distribution fees
Class C	715	2,606
Service fees
Class A	1,905	4,913
Class C	238	869
Class W	2,472	—
Transfer agent fees
Class A	1,359	2,792
Class C	167	485
Class W	2,022	—
Class Z	11,971	21,829
Administration fees	22,181	46,151
Compensation of board members	6,580	21,508
Pricing and bookkeeping fees	—	3,373
Custodian fees	6,178	25,018
Printing and postage fees	42,406	26,439
Registration fees	57,750	56,749
Professional fees	20,984	49,624
Chief compliance officer expenses	—	588
Other	—	5,400
Total expenses	334,963	604,653
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(104,067)	(111,603)
Total net expenses	230,896	493,050
Net investment income	624,072	1,514,138
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(52,510)	(556,478)
Foreign currency translations	41,066	(61,096)
Forward foreign currency exchange contracts	19,078	259,877
Futures contracts	(4,841)	(79,047)
Net realized gain (loss)	2,793	(436,744)
Net change in unrealized appreciation (depreciation) on:
Investments	3,111,834	(1,912,193)
Foreign currency translations	83,371	(87,301)
Forward foreign currency exchange contracts	(138,590)	109,626
Futures contracts	4,408	(5,372)
Foreign capital gains tax	233	(233)
Net change in unrealized appreciation (depreciation)	3,061,256	(1,895,473)
Net realized and unrealized gain (loss)	3,064,049	(2,332,217)
Net change in net assets resulting from operations	$3,688,121	$(818,079)

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia International Bond Fund

Statement of Changes in Net Assets

	Period Ended October 31, 2012(a)(b)	Year Ended May 31, 2012	Year Ended May 31, 2011(c)
Operations
Net investment income	$624,072	$1,514,138	$478,590
Net realized gain (loss)	2,793	(436,744)	297,946
Net change in unrealized appreciation (depreciation)	3,061,256	(1,895,473)	2,691,503
Net increase (decrease) in net assets resulting from operations	3,688,121	(818,079)	3,468,039
Distributions to shareholders
Net investment income
Class A	(10,978)	(51,907)	(40,571)
Class C	(657)	(6,446)	(11,080)
Class I	(327,828)	(1,107,171)	(94,773)
Class W	(17,188)	—	—
Class Z	(116,180)	(435,429)	(535,996)
Net realized gains
Class A	—	—	(2,451)
Class C	—	—	(862)
Class I	—	—	(5)
Class Z	—	—	(29,528)
Total distributions to shareholders	(472,831)	(1,600,953)	(715,266)
Increase (decrease) in net assets from capital stock activity	3,627,509	16,897,307	28,627,049
Total increase in net assets	6,842,799	14,478,275	31,379,822
Net assets at beginning of year	61,764,810	47,286,535	15,906,713
Net assets at end of year	$68,607,609	$61,764,810	$47,286,535
Undistributed net investment income	$239,434	$103,482	$179,889

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(c) Class I shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia International Bond Fund

Statement of Changes in Net Assets (continued)

	Period Ended October 31, 2012(a)(b)		Year Ended May 31, 2012		Year Ended May 31, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	45,328	520,168	142,437	1,631,986	113,078	1,250,049
Distributions reinvested	902	10,366	4,271	47,730	3,656	39,797
Redemptions	(39,733)	(444,736)	(83,747)	(948,460)	(104,010)	(1,168,412)
Net increase	6,497	85,798	62,961	731,256	12,724	121,434
Class C shares
Subscriptions	4	39	4,948	56,340	9,393	102,727
Distributions reinvested	51	588	488	5,442	880	9,533
Redemptions	(1,982)	(22,043)	(20,105)	(225,327)	(8,389)	(93,288)
Net increase (decrease)	(1,927)	(21,416)	(14,669)	(163,545)	1,884	18,972
Class I shares
Subscriptions	79,775	910,924	1,943,469	22,284,538	2,653,291	29,563,477
Distributions reinvested	28,563	327,809	98,887	1,107,102	8,366	94,707
Redemptions	(154,195)	(1,756,417)	(635,599)	(7,329,871)	(60,871)	(687,724)
Net increase (decrease)	(45,857)	(517,684)	1,406,757	16,061,769	2,600,786	28,970,460
Class W shares
Subscriptions	393,364	4,507,037	—	—	—	—
Distributions reinvested	1,483	17,173	—	—	—	—
Redemptions	(14,345)	(166,490)	—	—	—	—
Net increase	380,502	4,357,720	—	—	—	—
Class Z shares
Subscriptions	132,311	1,476,140	322,962	3,720,761	712,564	8,201,837
Distributions reinvested	593	6,817	1,351	15,120	5,500	60,356
Redemptions	(152,222)	(1,759,866)	(309,422)	(3,468,054)	(765,179)	(8,746,010)
Net increase (decrease)	(19,318)	(276,909)	14,891	267,827	(47,115)	(483,817)
Total net increase	319,897	3,627,509	1,469,940	16,897,307	2,568,279	28,627,049

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(c) Class I shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia International Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,		Year Ended May 31,
Class A	2012(a)		2012	2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$11.06		$11.50	$10.28		$10.39		$10.00
Income from investment operations:
Net investment income	0.10		0.26	0.21		0.19		0.07
Net realized and unrealized gain (loss)	0.53		(0.42)	1.39		(0.07)		0.36
Total from investment operations	0.63		(0.16)	1.60		0.12		0.43
Less distributions to shareholders:
Net investment income	(0.07)		(0.28)	(0.36)		(0.22)		(0.04)
Net realized gains	—		—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.07)		(0.28)	(0.38)		(0.23)		(0.04)
Redemption fees:
Redemption fees added to paid-in-capital	—		—	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$11.62		$11.06	$11.50		$10.28		$10.39
Total return	5.70%		(1.40%)	15.86%		1.07%		4.35%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.57	%(e)	1.36%	2.09%		2.12%		4.87	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.10	%(e)	1.10%	1.07	%(g)	1.05	%(g)	1.05	%(e)(g)
Net investment income	1.99	%(e)	2.29%	1.90	%(g)	1.78	%(g)	1.41	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$2,074		$1,903	$1,254		$990		$131
Portfolio turnover	5%		20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class C	2012(a)		2012	2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$11.05		$11.49	$10.27		$10.39		$10.00
Income from investment operations:
Net investment income	0.06		0.18	0.12		0.11		0.03
Net realized and unrealized gain (loss)	0.53		(0.42)	1.40		(0.08)		0.37
Total from investment operations	0.59		(0.24)	1.52		0.03		0.40
Less distributions to shareholders:
Net investment income	(0.03)		(0.20)	(0.28)		(0.14)		(0.01)
Net realized gains	—		—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.03)		(0.20)	(0.30)		(0.15)		(0.01)
Redemption fees:
Redemption fees added to paid-in-capital	—		—	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$11.61		$11.05	$11.49		$10.27		$10.39
Total return	5.37%		(2.10%)	15.01%		0.21%		3.97%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.30	%(e)	2.10%	2.85%		2.87%		5.62	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.85	%(e)	1.85%	1.83	%(g)	1.80	%(g)	1.80	%(e)(g)
Net investment income	1.23	%(e)	1.58%	1.10	%(g)	1.06	%(g)	0.59	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$230		$240	$418		$355		$32
Portfolio turnover	5%		20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class I	2012(a)		2012	2011(b)
Per share data
Net asset value, beginning of period	$11.06		$11.48	$11.34
Income from investment operations:
Net investment income	0.11		0.29	0.23
Net realized and unrealized gain (loss)	0.53		(0.40)	0.25
Total from investment operations	0.64		(0.11)	0.48
Less distributions to shareholders:
Net investment income	(0.08)		(0.31)	(0.32)
Net realized gains	—		—	(0.02)
Total distributions to shareholders	(0.08)		(0.31)	(0.34)
Net asset value, end of period	$11.62		$11.06	$11.48
Total return	5.82%		(0.95%)	4.44%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.13	%(d)	0.97%	1.33	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.79	%(d)	0.81%	0.84	%(d)(f)
Net investment income	2.29	%(d)	2.59%	2.96	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$46,022		$44,311	$29,870
Portfolio turnover	5%		20%	31%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia International Bond Fund

Financial Highlights (continued)

Class W	Year Ended October 31, 2012(a)
Per share data
Net asset value, beginning of period	$11.21
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	0.39
Total from investment operations	0.48
Less distributions to shareholders:
Net investment income	(0.07)
Total distributions to shareholders	(0.07)
Net asset value, end of period	$11.62
Total return	4.27%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.63	%(b)(c)
Net expenses after fees waived or expenses reimbursed(d)	1.10	%(b)(c)
Net investment income	2.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,421
Portfolio turnover	5%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,		Year Ended May 31,
Class Z	2012(a)		2012	2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$11.06		$11.49	$10.28		$10.39		$10.00
Income from investment operations:
Net investment income	0.11		0.29	0.23		0.21		0.07
Net realized and unrealized gain (loss)	0.53		(0.41)	1.39		(0.06)		0.38
Total from investment operations	0.64		(0.12)	1.62		0.15		0.45
Less distributions to shareholders:
Net investment income	(0.08)		(0.31)	(0.39)		(0.25)		(0.06)
Net realized gains	—		—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.08)		(0.31)	(0.41)		(0.26)		(0.06)
Redemption fees:
Redemption fees added to paid-in-capital	—		—	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$11.62		$11.06	$11.49		$10.28		$10.39
Total return	5.81%		(1.06%)	16.05%		1.31%		4.48%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.30	%(e)	1.10%	1.85%		1.87%		4.62	%(e)
Net expenses after fees waived or expenses reimbursed(f)	0.85	%(e)	0.85%	0.83	%(g)	0.80	%(g)	0.80	%(e)(g)
Net investment income	2.23	%(e)	2.56%	2.11	%(g)	1.98	%(g)	1.50	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$15,860		$15,311	$15,745		$14,562		$8,790
Portfolio turnover	5%		20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia International Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia International Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from May 31 to October 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the

Annual Report 2012
24

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Annual Report 2012
25

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	460*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	31,791
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	1,922	*
Total	33,713

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	19,078	—	19,078
Interest rate contracts	—	(4,841)	(4,841)
Total	19,078	(4,841)	14,237
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	(138,590)	—	(138,590)
Interest rate contracts	—	4,408	4,408
Total	(138,590)	4,408	(134,182)

The following table is a summary of the volume of derivative instruments for the period ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	20
Futures contracts	11

Annual Report 2012
26

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	259,877	—	259,877
Interest rate contracts	—	(79,047)	(79,047)
Total	259,877	(79,047)	180,830
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	109,626	—	109,626
Interest rate contracts	—	(5,372)	(5,372)
Total	109,626	(5,372)	104,254

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	66
Futures Contracts	65

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2012
27

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.47% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.55% to 0.44% as the Fund's net assets increased. The annualized effective management fee rates for the period ended October 31, 2012 and for the year ended May 31, 2012 was 0.57% and 0.57%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.05% of the Fund's average daily net assets. The annualized effective administration fee rates for the period ended October 31, 2012 and for the year ended May 31, 2012, was 0.08% and 0.08%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and

Annual Report 2012
28

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees.

For the period ended October 31, 2012 and for the year ended May 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended October 31, 2012	Year Ended May 31, 2012
Class A	0.18%	0.14%
Class C	0.17	0.14
Class W	0.20	N/A
Class Z	0.17	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended October 31, 2012 and for the year ended May 31, 2012, no minimum account balance fees were charged by the Fund

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,548 for Class A shares for the period ended October 31, 2012 and $16,071 for Class A shares and $64 for Class C shares for the year ended May 31, 2012.

Annual Report 2012
29

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective October 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.09%
Class C	1.84
Class I	0.74
Class W	1.09
Class Z	0.84

For the period July 1, 2011 through September 30, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.81
Class W	1.10
Class Z	0.85

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.84
Class Z	0.85

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, foreign currency transactions, principle and/or interest of fixed income securities, recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(15,289)
Accumulated net realized loss	15,289

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended October 31, 2012	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$472,830	$1,600,953	$695,472
Long-term capital gains	—	—	19,794

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$218,678
Undistributed accumulated long-term loss	(476,788)
Unrealized appreciation/depreciation	3,515,960

Annual Report 2012
30

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $63,095,211 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,935,412
Unrealized depreciation	(452,705)
Net unrealized app/depreciation	$3,482,707

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$254,516
Unlimited long-term	222,272
Total	$476,788

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $7,223,702 and $3,365,329, respectively, for the period ended October 31, 2012.

Note 6. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period June 1, 2011 through June 26, 2011, there were no custody credits.

Note 7. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 13.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 71.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to June 27, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended October 31, 2012 or for the year ended May 31, 2012.

Annual Report 2012
31

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
32

Columbia International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 21, 2012

Annual Report 2012
33

Columbia International Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
34

Columbia International Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
35

Columbia International Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
36

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia International Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
37

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fiftieth and seventy-fifth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one- and three- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
38

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and fourth quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
39

Columbia International Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
40

Columbia International Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia International Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1046 E (12/12)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose report to stockholders is included in this annual filing. Two series changed their fiscal year end during the period effective October 31, 2012, from May 31. The fees presented for 2012 represent the fiscal year ended October 31, 2012 for eight series and the five month period ended October 31, 2012 for two series.  The fees presented for 2011 include information for the fiscal year ended October 31, 2011 for eight series and May 31, 2012 for two series.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	October 31, 2011 (for eight series)	May 31, 2012 (for two series)
$211,000	$245,300	$93,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The 2011 and 2012 fiscal years also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

 (b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	October 31, 2011 (for eight series)	May 31, 2012 (for two series)
$3,200	$100,000	$8,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal period 2012 and the 2011 fiscal year, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. The 2011 fiscal year also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and fund accounting and custody conversions.

During the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	October 31, 2011 (for eight series)	May 31, 2012 (for two series)
$31,700	$83,300	$10,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. The

2011 fiscal year also includes Tax Fees for agreed-upon procedures related to fund mergers and the review of final tax returns and amortization and accretion testing.

During the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	October 31, 2011 (for eight series)	May 31, 2012 (for two series)
$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the period ended October 31, 2012 and the indicated 2012 and 2011fiscal years are approximately as follows:

2012	October 31, 2011 (for eight series)	May 31, 2012 (for two series)
$460,800	$215,300	$395,800

In both fiscal period 2012 and the 2011 fiscal years, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant

(“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended October 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	October 31, 2011 (for eight series)	May 31, 2012 (for two series)
$495,700	$398,600	$414,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

 Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 21, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 21, 2012